As filed with the Securities and Exchange Commission on April 30, 2010

File No. 033-23251

811-04721

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 37	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 61	☒

(Check appropriate box or boxes.)

Phoenix Life Variable Universal Life Account

(Exact Name of Registrant)

Phoenix Life Insurance Company

(Name of Depositor)

One American Row, Hartford, Connecticut 06102-5056

(Address of Depositor's Principal Executive Offices) (Zip Code)

(800) 447-4312

(Depositor's Telephone Number, including Area Code)

John R. Flores, Esq.

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102-5056

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Part A

Flex Edge

Phoenix Life Variable Universal Life Account Issued by: Phoenix Life Insurance Company	[Version A]

PROSPECTUS	April 30, 2010

This prospectus describes a flexible premium fixed and variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the investment options of the Phoenix Life Variable Universal Life Account (“Separate Account”). The investment options purchase, at net asset value, shares of the following funds:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares 2

     Invesco V.I. Capital Appreciation Fund 3      InvescoV.I. Core Equity Fund 1, 4      Invesco V.I. Mid Cap Core Equity Fund 1, 5

The Alger Portfolios – Class I-2 Shares 6

     Alger Capital Appreciation Portfolio 7

Calvert Variable Products, Inc.-Class 1 8

     Calvert VP S&P MidCap 400 Index Portfolio 9

DWS Investments VIT Funds– Class A

     DWS Equity 500 Index VIP      DWS Small Cap Index VIP

Federated Insurance Series

     Federated Fund for U.S. Government Securities II      Federated High Income Bond Fund II – Primary Shares      Federated Prime Money Fund II

Fidelity ® Variable Insurance Products – Service Class

     Fidelity® VIP Contrafund® Portfolio      Fidelity® VIP Growth Opportunities Portfolio      Fidelity® VIP Growth Portfolio      Fidelity® VIP Investment Grade Bond Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

     Franklin Income Securities Fund      Mutual Shares Securities Fund      Templeton Developing Markets Securities Fund      Templeton Foreign Securities Fund      Templeton Growth Securities Fund

Lazard Retirement Series, Inc. – Service Shares

     Lazard Retirement U.S. Small-Mid Cap Equity Portfolio 10

Lord Abbett Series Fund, Inc. – Class VC

     Lord Abbett Bond-Debenture Portfolio      Lord Abbett Growth and Income Portfolio      Lord Abbett Mid-Cap Value Portfolio

Neuberger Berman Advisers Management Trust – Class S

     Neuberger Berman Advisers Management Trust Guardian Portfolio      Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio

Oppenheimer Variable Account Funds – Service Shares

     Oppenheimer Capital Appreciation Fund/VA      Oppenheimer Global Securities Fund/VA      Oppenheimer Main Street Small-Cap Fund®/VA

The Phoenix Edge Series Fund

     Phoenix Capital Growth Series      Phoenix Comstock Series 11      Phoenix Dynamic Asset Allocation Series: Aggressive Growth      Phoenix Dynamic Asset Allocation Series: Growth      Phoenix Dynamic Asset Allocation Series: Moderate Growth      Phoenix Dynamic Asset Allocation Series: Moderate      Phoenix Equity 500 Index Series 12      Phoenix Growth and Income Series      Phoenix Mid-Cap Growth Series      Phoenix Mid-Cap Value Series      Phoenix Multi-Sector Fixed Income Series      Phoenix Multi-Sector Short Term Bond Series      Phoenix Small-Cap Growth Series      Phoenix Small-Cap Value Series      Phoenix Strategic Allocation Series      Phoenix-Aberdeen International Series      Phoenix-Duff & Phelps Real Estate Securities Series

PIMCO Variable Insurance Trust – Advisor Class

     PIMCO CommodityRealReturnTM Strategy Portfolio      PIMCO Real Return Portfolio      PIMCO Total Return Portfolio

The Rydex Variable Trust

     Rydex|SGI VT All-Cap Opportunity Fund 1, 13      Rydex VT Inverse Government Long Bond Strategy Fund 1      Rydex VT Nova Fund 1

Sentinel Variable Products Trust

     Sentinel Variable Products Balanced Fund      Sentinel Variable Products Bond Fund      Sentinel Variable Products Common Stock Fund      Sentinel Variable Products Mid Cap Fund 14      Sentinel Variable Products Small Company Fund

The Universal Institutional Funds, Inc. (d.b.a. Van Kampen) – Class II Shares

     UIF Equity and Income Portfolio 15

Wanger Advisors Trust

     Wanger International      Wanger International Select      Wanger Select      Wanger USA

See Appendix A for additional information.

1 Closed to new investors on May 1, 2006. 2 Formerly known as AIM Variable Insurance Funds. 3 Formerly known as AIM V.I. Capital Appreciation Fund. 4 Formerly known as AIM V.I. Core Equity Fund. 5 Formerly known as AIM V.I. Mid Cap Core Equity Fund. 6 Formerly known as The Alger American Fund. 7 Formerly known as Alger American Capital Appreciation Portfolio. 8 Formerly known as Summit Mutual Funds, Inc. 9 Formerly known as Summit S&P Mid Cap 400 Index Portfolio. 10 Formerly known as Lazard Retirement U.S. Small Cap Equity Portfolio. 11 Formerly known as Phoenix-Van Kampen Comstock Series. 12 Formerly known as Phoenix-Van Kampen Equity 500 Index Series. 13 Formerly known as Rydex Variable Trust All-Cap Opportunity Fund. On or about May 25, 2010, the name will change to Rydex|SGI VT U.S. Long Short Momentum Fund. 14 Formerly known as Sentinel Variable Products Mid Cap Growth Fund. 15 Name of fund anticipated to change, to Invesco Van Kampen V.I. Equity and Income Fund, in the second quarter 2010.

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The U.S. Securities and Exchange Commission (“SEC”) has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Read and keep this prospectus for future reference. The policy is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Policy investments are subject to risk, including the possible loss of principal invested. If you have any questions, please contact us at:

Phoenix Variable Products Mail Operations (“VPMO”) PO Box 8027 Boston, MA 02266-8027	Variable and Universal Life Administration (“VULA”) 800/541-0171

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Benefit/Risk Summary

This prospectus contains information about all the material rights and features of the variable life policy that you should understand before investing. This summary describes the general provisions of the policy.

Policy Benefits

Death Benefits

The policy is first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the person insured under the policy.

You will choose a death benefit when you apply for a policy:

Death Benefit Option 1 is equal to the greater of the policy’s face amount, or the minimum death benefit Death Benefit Option 2 equals the greater of the face amount plus the policy value, or the minimum death benefit

You may change your Death Benefit Option at any time. Death Benefit Option 1 applies if you do not choose an option.

The minimum death benefit is equal to the policy value increased by a percentage taken from a table in the policy based on the policy year and the insured person’s age.

Also available, is the Death Benefit Protection Rider, an additional insurance option that you may purchase by paying specified premiums.

You should consult your registered representative to discuss how much premium you should allocate to the policy. The amount of premium you should allocate to the policy can differ depending on what your financial protection needs are. If you are buying the policy purely for death benefit protection, you should carefully consider the advantages and disadvantages of choosing to allocate more premium than needed to keep the policy in force under Death Benefit Option A.

Loans and Partial Surrenders

Generally, you may take loans against 90% of the policy’s cash surrender value subject to certain conditions.

You may partially surrender any part of the policy anytime. A partial surrender fee will apply and a separate surrender charge may also be imposed.

You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed.

Partial surrenders and loans negatively affect the policy value and can increase the risk that the policy will lapse. Partial surrenders reduce the face amount of the policy. Additionally, each of these transactions has costs associated with them.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Investment Choices

You may select from a wide variety of investment options and a Guaranteed Interest Account. Each investment option invests directly in a professionally managed fund. You may transfer policy value among any of the investment options and the Guaranteed Interest Account while continuing to defer current income taxes.

Asset Allocation and Strategic Programs

You may also elect an asset allocation or strategic program through which to allocate your premiums and policy value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at the sole discretion of the Company. For more information on the programs, refer to the section on “Asset Allocation and Strategic Programs.”

Temporary Insurance Coverage

We will issue you a Temporary Insurance Receipt when you submit the complete, signed application and issue premium. This will provide you with immediate insurance protection under the terms set forth in the policy and in the Receipt.

Flexible Premiums

The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse.

Optional Insurance Benefits

The following benefits may be available to you by rider:

  Disability Waiver of Specified Premium
  Accidental Death Benefit
  Death Benefit Protection
  Face Amount of Insurance Increase
  Whole Life Exchange Option (not available after January 27, 2003)
  Purchase Protection Plan
  Living Benefits

Availability of these riders depends upon state approval and may involve extra cost.

Your Right to Cancel the Policy

You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us within ten days after you receive it, or within 45 days of signing the application. Your state may require a longer period.

Policy Risks

Suitability Risk

Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. Surrender charges apply during the first ten years; therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of the policy value during the first several policy years.

Replacements

Replacing any existing policy with this policy may not be to your advantage. You should talk with your registered representative before you replace your variable life insurance policy. You should carefully compare the risks, charges, and
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benefits of your existing policy to the replacement policy to determine if replacing your existing contract benefits you. Additionally, replacing your policy could result in adverse tax consequences so you should also consult with your tax professional. You should know that once you have replaced your variable life insurance policy, you generally cannot reinstate it unless the insurer is required to reinstate the previous policy under state law. This is true even if you choose not to accept your new variable life insurance policy during your “free look” period.

Conflicts of Interest

Broker-dealers and registered representatives often sell products issued by several different and unaffiliated insurance companies and the amount of compensation payable may vary significantly. Additionally, compensation paid to a broker-dealer or registered representative will also vary between products issued by the same insurance company, including additional compensation payable as part of certain service arrangements. A broker-dealer and its registered representatives may have an incentive to promote or sell one product over another depending on these differences in the compensation, potentially resulting in the sale of a product that may not be the best product to suit your needs. You should talk to your registered representative if you have questions about potential conflicts of interest that may be created by varying compensation plans. You can find more information about the types of compensation arrangements we offer in the “Distribution” section of this prospectus.

Tax Effects

Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Separate Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes. Additionally, certain funding circumstances may cause a policy to become a modified endowment contract (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also distributions from a MEC policy received prior to the policyowner’s attainment of age 59-1/2 are subject to a 10% penalty tax.

Risk of Lapse

Your policy will remain in force as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount. If your policy lapses, it may not be reinstated.

Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.

Investment Risk

A comprehensive discussion of the risks of each fund purchased by an investment option of the Phoenix Life Variable Universal Life Account may be found in the funds’ prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities, and the policy owner assumes the risk of gain or loss according to the performance of the fund. There is no assurance that any series will achieve its stated investment objective.

Transfer Risk

Transfers or deposits to the Guaranteed Interest Account are generally limited to no more than $250,000 during any one week period. Transfers out of the Guaranteed Interest Account are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Account is limited based on a schedule described later in this prospectus. We reserve the right to reject or restrict transfers if an underlying mutual fund or we determine the transfers reflect a disruptive trading. Minimum balance and minimum transfer limits apply.

Face Amount Increase Risk

Face amount increases will increase the potential surrender charges under the policy.

The following tables describe the fees, and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

Fee Tables

Transaction Fees

Charge	When Deducted	Maximum Amount Deducted
Premium Tax Charge	Upon Payment.	2.25% of each premium.
Issue Expense Charge	1/12th of the fee is deducted on each of the first 12 monthly calculation days.	$150[1]
Surrender Charge	Upon full surrender or lapse.	Maximum is 0.5% of policy face amount plus 30% of premiums paid.[2]
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Charge	When Deducted	Maximum Amount Deducted
Partial Surrender Charge	Upon Partial Surrender or a decrease in the policy face amount.	For a partial surrender:
The charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value.
For a decrease in face amount:
The charge that would apply upon a full surrender multiplied by the decrease in face amount divided by the face amount prior to the decrease.
Partial Surrender Fee	Upon Partial Surrender.	2% of surrender amount up to a maximum of $25 per surrender.
Transfer Charge	Upon Transfer.	At present, we do not charge for transfers between investment options, but we reserve the right to charge up to $10 per transfer after the first two transfers in any given policy year.
[1]	The Issue Charge is $12.50 per month for the first 12 policy months.
[2]	The surrender charge begins to decrease after five policy years, and becomes zero after ten policy years. We will provide your surrender charges before we issue your policy. We describe this charge in more detail in the “Charges and Deductions” section.

Periodic Charges Other than Fund Operating Expenses

Charge	When Deducted	Maximum Amount Deducted
Cost of Insurance[1]	On each Monthly Calculation Day.
Minimum and Maximum Charges	.......................................	$0.02 - $83.33 per $1,000 of amount at risk[2] each month.
Example for a male age 36 in the preferred nonsmoker class.	.......................................	We would charge $0.12560 per $1,000 of amount at risk[2] per month. We will increase this charge as he ages.
Administrative Charge	On each Monthly Calculation Day.	$10 per month.
Mortality and Expense Risk Charge[3]	Daily	0.80% on an annual basis, of investments in the investment options.
Other Tax Charges	When we become liable for taxes.	We currently do not charge for taxes, however we reserve the right to impose a charge should we become liable for taxes in the future. Possible taxes would include state or federal income taxes on investment gains of the Separate Account and would be included in our calculation of investment option values.
Loan Interest Rate Charged[4]	Interest accrues daily and is due on each policy anniversary. If not paid on that date, we will treat the accrued interest as another loan against the policy.	The maximum net cost to the policy value is 2% of the loan balance on an annual basis.
Optional Insurance Benefits
Death Benefit Protection Rider	On each Monthly Calculation Day.	$0.01 per $1,000 of face amount per month.
Purchase Protection Plan Rider[5]	On Rider Date, and on each Monthly Calculation Day.
Minimum and Maximum	.......................................	$0.05 - $0.17 per unit[6] purchased per month.
Example for a male age 30 in the standard nonsmoker premium class.	.......................................	$0.12378 per unit[6] purchased per month.
Disability Waiver of Specified Premium Rider[5]	On each Monthly Calculation Day.
Minimum and Maximum	.......................................	$0.20 - $0.82 per $100 of premium waived per month.
Example for a male age 35 in the preferred nonsmoker premium class.	.......................................	$0.2358 per $100 of premium waived per month.
Accidental Death Benefit Rider[5]	On each Monthly Calculation Day.
Minimum and Maximum	.......................................	$0.07 - $0.13 per $1,000 of rider amount per month.
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Charge	When Deducted	Maximum Amount Deducted
Example for a male age 34 in the preferred nonsmoker premium class.	.......................................	$0.07206 per $1,000 of rider amount per month.
Face amount of Insurance Increase Rider	1/12th of the fee is deducted on each of the first 12 monthly calculation days following the Rider Date.	$150.[6]
Living Benefits Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Whole Life Exchange Option Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
[1]	Cost of insurance charges will vary according to age, gender, premium class, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
[2]	The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
[3]	We do not deduct this charge from investments in the Guaranteed Interest Account.
[4]	The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 1.00% on an annual basis. For more information see “Charges and Deductions” and “Loans.”
[5]	This charge for this rider depends on age at issue, but will not increase with age.
[6]	Each unit allows you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider.

The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2009, charged by the funds that you may pay indirectly during the time that you own the policy. This table does not reflect any fees that may be imposed by the funds for short-term trading. Also, the Phoenix Dynamic Asset Allocation Series are series of a fund of funds. Funds of funds may have higher operating expenses than other funds since funds of funds invest in underlying funds which have their own expenses. Total Annual Fund Operating Expenses are deducted from a fund’s assets and include management fees, distribution and/or 12b-1 fees, and other expenses, but do not include any redemption fees that may be imposed by various funds. More detail concerning each of the fund’s fees and expenses is contained in the prospectus for each fund.

TOTAL ANNUAL FUND OPERATING EXPENSES

	Minimum	Maximum
Gross Annual Fund Operating Expenses	0.34%	2.47%
Net Annual Fund Operating Expenses[1]	0.34%	2.23%
[1]	Phoenix Variable Advisors, Inc, advisor to the Phoenix Edge Series Fund, and other advisors and/or other service providers to the funds have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Total Annual Fund Operating Expenses shown in the first row of the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses shown in the second row reflects the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2011. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund’s prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.

Phoenix Life Insurance Company

In this prospectus, the “Company,” “we,” “us,” and “our” refers to Phoenix Life Insurance Company or “Phoenix Life.” Phoenix is a life insurance company, which is wholly owned by The Phoenix Companies, Inc. (“PNX”). Phoenix Life sells variable life insurance and annuity products to individual and institutional customers. Phoenix Life is organized as a New York stock company. Our executive and administrative office is at One American Row, Hartford, CT 06102-5056. Our New York principal office is at 31 Tech Valley Drive, East Greenbush, New York 12061.

Obligations under the contracts are obligations of Phoenix Life. You may make contributions to the Guaranteed Interest Account or “GIA” which is supported by the assets in Phoenix Life’s general account. Such contributions are not invested in the Separate Account. The GIA is part of the general account of Phoenix Life (the “General Account”). The General Account supports all insurance and annuity obligations of Phoenix Life and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the “Guaranteed Interest Accounts” section below.

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Policy Guarantees

Any guarantee under the policy, such as interest credited to the GIA or any guarantees provided by a rider to your variable life policy are paid from our general account. Therefore, any amounts that we may pay under the policy as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. Under New York law, insurance companies are required to hold a specified amount of reserves in order to meet the policy obligations of their general account to policy owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks. Useful information about Phoenix’s financial strength, including information on our general account portfolio of investments, may be found on our website located under “About Us”/”Financial Strength” along with information on ratings assigned to us by one or more independent rating organizations. Additionally, the consolidated financial statements and financial schedules from PNX and subsidiaries’ Annual Report on Form 10-K for the year ended December 31, 2009 and any applicable amendments, may also be found on our website, phoenixwm.com, or a copy of any of the above referenced documents may be obtained for free by calling VULA.

Phoenix Life Variable Universal Life Account

Phoenix Life established the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of the Company.

The Separate Account purchases shares in mutual funds called “underlying funds.” The Separate Account is divided into sections called “investment options.” There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the policy value you allocate to the Separate Account purchases “units” of the Separate Account. The units are allocated to the investment options of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to “Policy Values” for more details on unit values and to “the Underlying Funds” for more information about the funds.

Phoenix Life does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account. Phoenix Life insurance Company is obligated to pay all amounts contractually owed under the policies.

The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the policy value that you contribute and allocate to the Separate Account. Under New York law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable annuity product or to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available.

We reserve the right to add, remove, modify, or substitute underlying funds in which the Separate Account invests.

Your registered representative should provide you with a copy of this prospectus at the time you apply for a policy. You may obtain a copy of the underlying fund prospectuses by calling the VULA at the phone number located on the front page of this prospectus. Additionally, we will provide a copy of these prospectuses when you have purchased the policy. We will provide you updated prospectuses for your policy and the underlying funds at least annually.

Performance History

We may choose to include performance history of the investment options or the underlying funds in advertisements, sales literature or reports. Performance information about each investment option is based on past performance and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option.

Valuation Date

A valuation date is every day the NYSE is open for trading and Phoenix is open for business. However, transaction processing may be postponed for the following reasons

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1.	the NYSE is closed or may have closed early;
2.	the SEC has determined that a state of emergency exists; or
3.	on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day).

The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

Voting Rights

We legally own all fund shares held by the investment options; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the investment options. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each investment option in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. When determining the number of votes, fractional shares will be recognized.

We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policyowners controlling the vote. We may ask you to provide voting instructions for such items as:

1)	the election or removal of the fund’s Trustees;
2)	the ratification of the independent accountants for the fund;
3)	approval or amendment of investment advisory agreements;
4)	a change in fundamental policies or restrictions of the fund; and
5)	any other matters requiring a shareholder vote.

You may obtain an available fund’s prospectus by contacting us at the address and telephone number given on page one.

The Variable Investment Options

You choose the variable investment options to which you allocate your premium payments. These variable investment options are investment options of the Separate Account. The Investment options invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and you should not compare the two.

The underlying funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. Finally, when the Company develops a variable annuity (or life) product in cooperation with a fund family or distributor (e.g., a “private label” product), the Company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company’s selection criteria.

Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant policy owner assets.

In addition, if any of the underlying funds become unavailable for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the policy, we may substitute another variable investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new variable investment options available.

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Each investment option of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any series will achieve its stated investment objective.

You will find detailed information about the underlying funds and their inherent risks in the current prospectuses for the underlying funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the underlying funds will meet its investment objectives. Copies of the fund prospectuses may be obtained by contacting us at the address or telephone number provided on the first page of this prospectus.

Administrative, Marketing and Support Service Fees

The Company and the principal underwriter for the policy have entered into agreements with the investment advisor, subadvisor, distributor, and/or affiliated companies of most of the underlying funds under which the Company and the principal underwriter for the policies receive payments. We have also entered into agreements with the Phoenix Edge Series Fund and its advisor, Phoenix Variable Advisors, Inc., with whom we are affiliated. These agreements compensate the Company and the principal underwriter for the policies for providing certain administrative, marketing, or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other contracts offered by the Company. The Phoenix Edge Series Fund pays a flat fee to Phoenix Life Insurance Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. The flat fee rates may be as much as $1.6 million. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its Total Annual Operating Expenses and is not paid directly from the assets of your variable insurance policy.

These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.

These administrative services may include but are not limited to soliciting applications for Variable Contracts issued by the Company, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of Variable Contract owner’s); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

The Guaranteed Interest Account

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account. Amounts you allocate to the Guaranteed Interest Account are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

We reserve the right to limit total deposits and transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Account at any time. In general, you may make only one transfer per year from the Guaranteed Interest Account. The amount that can be transferred out is limited to the greatest of $1,000 or 25% of the policy value in the Guaranteed Interest Account as of the date of the transfer. You may transfer the total value out of the Guaranteed Interest Account to one or more of the investment options over a consecutive 4-year period according to the following schedule:

First Year:	25% of the total value
Second Year:	33% of remaining value
Third Year:	50% of remaining value
Fourth Year:	100% of remaining value

Transfers from the Guaranteed Interest Account may also be subject to other rules as described in this prospectus.

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Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the U.S. Securities and Exchange Commission (“SEC”) has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus. Charges and Deductions

General

Charges are deducted in connection with the policy to compensate us for:

our expenses in selling the policy; underwriting and issuing the policy; premium and federal taxes incurred on premiums received; providing the insurance benefits set forth in the policy; and assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

issue expense charge; and/or surrender charge.

Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Phoenix tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

Charges Deducted from Premium Payments

Premium Tax Charge

Various states (and counties and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.62% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky, Alabama and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. These charges are deducted from each premium payment.

Periodic Charges

Monthly Charges

We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among investment options and the nonloaned portion of the Guaranteed Interest Account based on your specified allocation schedule.

You will select this schedule in your application, and you can change it later. If the amount allocated to an investment option or the nonloaned portion of the Guaranteed Interest Account is less than the amount to be deducted, unless we agree otherwise, we will proportionally increase the deduction from the other investment options or Guaranteed Interest Account.

Issue Expense Charge. This charge helps us pay the underwriting and start-up expenses we incur when we issue a policy. We charge $3 per thousand with a maximum charge of $150. We deduct this charge in twelve equal installments for the year following policy issue or a face amount increase. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination. Administrative Charge. This charge covers the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements. We guarantee this charge will never exceed $10 per month. Cost of Insurance. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy’s death benefit and your policy value. We generally base our rates on the insured person’s gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in
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your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners’ Standard Ordinary Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.

We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.

Cost of Optional Insurance Benefits. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.

Two riders are available at no charge with every Flex Edge policy:

  Living Benefits Rider. This rider allows, in the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit, to a maximum of $250,000, with the provision that a minimum of $10,000 face amount remain on the policy thereafter.
  Whole Life Exchange Option Rider. This rider permits you to exchange the Policy for a fixed benefit whole life policy at the later of age 65 and Policy year 15. This Rider is no longer available.

We charge for providing benefits under the following riders:

  Disability Waiver of Specified Premium Rider. Charges will depend on the age and gender of the person we insure, and the amount of premium waived. We also offer this rider with substandard ratings of 150% and 200%. We insure people from age five through 60 under this rider and terminate the rider when the insured person reaches age 65.
  Accidental Death Benefit Rider. Charges vary based on age, sex, and amount of additional death benefit.
  Death Benefit Protection Rider. Charge is based upon the face amount.
  Purchase Protection Plan Rider. Charges vary based on age. The maximum number of PPP units allowed varies with issue age and cannot be more than twice the initial base face amount in thousands. This rider is available to those we insure up to age 37.
  Face Amount of Insurance Increase Rider. Charge is based upon the face amount.

Daily Charges

We deduct a percentage each business day from every investment option. This deduction is reflected in each investment option’s daily value.

Mortality and Expense Risk Charge

We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.

We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.

If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

We will deduct this charge only from your investments in the Separate Account. We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.

We charge a maximum mortality and expense charge of ..80% of your policy value allocated to the investment options, on an annualized basis.

Loan Interest Charged

We charge your policy for outstanding loans at the rates shown below. The rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account. We credit your policy 6% in all years. The difference is to compensate us for costs associated with administering the loans.

Loan Interest rate Charged:

Policy Years 1-10 (or insured’s age 65 if earlier):	8%
Policy Years 11+:	7%

Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

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Conditional Charges

These are other charges that are imposed only if certain events occur.

Surrender Charge. During the first ten policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid from the policy value only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. In policy years one through ten, the full surrender charge as described below will apply if you either surrender the policy for its cash surrender value or permit the policy to lapse. The applicable surrender charge in any policy month is the full surrender charge minus any surrender charges previously paid. There is no surrender charge after the 10th policy year. During the first ten policy years, the maximum surrender charge that you can pay while you own the policy is equal to either A + B (defined below) or the amount shown in the table.

A is equal to:

1)	30% of all premiums paid (up to and including the amount stated on the schedule page of your policy, which is calculated according to a formula contained in an SEC rule); plus
2)	10% of all premiums paid in excess of this amount but not greater than twice this amount: plus
3)	9% of all premiums paid in excess of twice this amount.

B is equal to $5 per $1000 of initial face amount.

The following table is an example of the duration of the surrender charge period for a male age 35, nonsmoker, utilizing a policy face amount of $100,000.

Maximum Surrender Charge Table
Policy Month	Surrender Charge	Policy Month	Surrender Charge
1-60	$1029.22	91	$672.70
61	1018.93	92	657.06
62	1008.64	93	641.41
63	998.35	94	625.77
64	988.06	95	610.12
65	977.76	96	594.48
66	967.47	97	578.84
67	957.18	98	563.19
68	946.89	99	547.55
69	936.59	100	531.90
70	926.30	101	516.26
71	916.01	102	500.61
72	905.72	103	484.97
73	895.43	104	469.33
74	885.13	105	453.68
75	874.84	106	438.04
76	864.55	107	422.39
77	854.26	108	406.75
78	843.96	109	372.85
79	833.67	110	338.96
80	823.38	111	305.06
81	813.09	112	271.17
82	802.80	113	237.27
83	792.50	114	203.37
84	782.21	115	169.48
85	766.57	116	135.58
86	750.92	117	101.69
87	735.28	118	67.79
88	719.63	119	33.90
89	703.99	120.00
90	688.35

We may reduce the surrender charge for policies issued under group or sponsored arrangements. The amounts of reductions will be considered on a case-by-case basis and will reflect the reduced costs to Phoenix expected as a result of sales to a particular group or sponsored arrangements.

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Partial Surrender Fee. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each investment option and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions. Partial Surrender Charge. If less than all of the policy is surrendered, the amount withdrawn is a “partial surrender.” A charge is deducted from the policy value upon a partial surrender of the policy. This charge is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value. We withdraw this amount from the investment options and the Guaranteed Interest Account in the same proportion as for the withdrawal.

A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.

Transfer Charge. Currently we do not charge for transfers between investment options, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year. If we were to impose a transfer charge, it would be intended to recoup the cost of administering the transfer.

Other Tax Charges

Currently no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account.

Fund Charges

As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. We provide a table of these charges in the section titled “Fee Tables—Annual Fund Expenses.”

These fund charges and other expenses are described more fully in the respective fund prospectuses.

The Policy

The number of units credited to an investment option of the Separate Account will be determined by dividing the portion of the net premium applied to that investment option by the unit value of the investment option on the payment date.

You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.

The Contract

The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

Suicide

If the insured (or either of the insureds with respect to survivorship policies) commits suicide within two years after the policy’s date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

Incontestability

We cannot contest this policy or any attached rider after it has been in force during the insured’s (or either of the insureds with respect to survivorship policies) lifetime or for two years from the policy date. However, if the policy is reinstated or if there is any increase in face amount then the death benefit payable under the reinstated policy or the face amount increase may be limited if any insured commits suicide within certain time periods specified by state law, generally two years from the date that the policy was reinstated or a face amount increase was made.

Additionally, we may contest a policy for certain misstatements made in any application for reinstatement or for any face amount increase within the two year period following the reinstatement or face amount increase. If we contest the policy on this basis, we will only pay the sum of all monthly deductions taken under the policy for the contested face amount and any premium we required for the contested face amount, whichever is greater.

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Also, if any insured’s age or gender was misstated in the application for reinstatement or face amount increase, we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.

Misstatement of Age or Sex in the Application

If the age or sex of the insured (or either of the insureds with respect to survivorship policies) has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

Contract Rights

Owner

The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

Insured

The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured that is more than 75 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to us. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Maturity Date

Unless the policy has terminated, it will mature on its policy maturity date. Upon written request we will pay you the surrender value on that date in one sum, or you may direct that we apply the surrender value under any of the various payment options. See “Payment of Proceeds—Payment Options” for additional information.

Contract Limitations

Assignment

The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

Purchasing a Policy

Underwriting Procedures

We base our rates on the insured person’s gender, attained age, and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within five business days, in which case we will provide a policy refund, as outlined below.

Eligible Purchasers

Any person up to the age of 75 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest, as defined under state law in that life. In certain situations written notice and consent, as defined by state laws and the Internal Revenue Code, section 101(j), may need to be provided to and obtained from the proposed insured.

Premium Payments

The Flex Edge policy is a flexible premium variable universal life insurance policy. It has a death benefit, cash surrender value and a loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate your premium into one or more of several investment options of the Separate Account or the Guaranteed Interest Account. Each investment option of the Separate Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.

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The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. We will not apply your initial premium payment before we approve you for coverage. If you submit the initial premium payment before we make a coverage determination, we will deposit your premium into a non-interest bearing account. The insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

A number of factors concerning the person you insure and the policy features you desire will affect our required issue premium. The person’s age, gender and risk class can affect the issue premium, as can policy features such as face amount and added benefits. We will generally allocate the issue premium, less applicable charges, according to your instructions, on the valuation date we approve you for coverage assuming we have received your completed application in good order.

The policy will have a total premium limit determined by the Code definition of life insurance tests. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. Such refund of excess premium will not be subject to a withdrawal charge. You may write to us and give us different instructions regarding the excess premium. The premium limit under the Code may be increased if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations. At all times, we may adjust the death benefit or refund excess premiums in order to ensure that the policy meets the “Definition of Life Insurance” requirements of the Code.

We may delay the application of a subsequent premium payment if applying it would cause the policy to fail the definition of life insurance or become a Modified Endowment Contract (“MEC”); see discussion of MEC under Federal Income Taxes section. Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to fail the definition of life insurance or become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the policy anniversary date, we will hold the portion of the subsequent premium payment that would cause MEC status. We will apply the remaining portion on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the premium payment that will create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the tax consequences of MEC status.

For policies in which a material change impacting the 7-pay limit or 7-pay period occurred, if the material change caused the start of the 7-pay year to no longer coincide with the policy anniversary, the procedure described above for holding payments may not apply. Generally speaking, the 7-pay limit and 7-pay period are measures of the amount of premium that can be paid into a life insurance contract without causing the contract to become a MEC. For additional information about the 7-pay test, see the “Modified Endowments Contracts” section of this prospectus.

We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the money market investment option of the Separate Account. When your right to cancel expires we allocate the policy value among the investment options and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

We reduce premium payments by the premium tax charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any investment option units at the investment option unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

Minimum Face Amount

The minimum initial face amount required to purchase this policy is $100,000. After the first policy year, you may request an increase or decrease in the face amount of your policy. These requested increases and decreases are subject to certain requirements and limitations. See “Death Benefit,” “Requests for Increase in Face Amount,” and “Requests for Decrease in Face Amount” for more information.

Payment by Check

We may wait to credit your policy if you pay by check until your check has cleared your bank.

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Automated Payments

You may elect to pay subsequent premiums by pre-authorized check. Under this service, we automatically deduct premiums each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15 of each month. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period.

You can discontinue this service by contacting our VPMO. We must receive notification of account changes at our VPMO at least 30 days before the next draft date. Upon termination of this service, the premium payment frequency will be changed to the most frequent modal premium available under your policy. We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account. We may discontinue this service with 30 days’ written notice to you.

Allocation of Premium

We will generally allocate the issue premium less applicable charges to the Separate Account or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account and, at the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account or to the Guaranteed Interest Account in accordance with the applicant’s allocation instructions in the application for insurance.

Premium payments received by us will be reduced by applicable state premium tax and by 1.50% for federal tax charge. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

Premium payments received during a grace period, after deduction of state and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various investment options of the Separate Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See “Transfer of Policy Value—Nonsystematic Transfers.”

Your Right to Cancel

State law provides a policy owner with a right to return and cancel the policy for a limited period, generally 10 days, following receipt of the policy. Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it.

The amount of premium refund you will receive depends on the law of the policy’s issue state. Depending on the law of the issue state, the refund will equal either:

  the policy value on the date of cancellation; or
  the greater of (a) premium paid less certain amounts deducted from the policy or (b) policy value less any applicable surrender charges.

For states that require the refund of policy value, we will return the sum of the following as of the date we receive the returned policy:

  the current policy value less any debt; plus
  any monthly deductions and other charges made under the policy.

For policies issued in states that require the full premium, less any amount surrendered or withdrawn to be refunded upon cancellation during the right to cancel period (“return of premium states”), and policies issued in certain states pursuant to applications which indicate that the policy is intended to replace existing insurance, if the policy has been issued with the Temporary Money Market Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account. At the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your premium allocation instructions in effect.

We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund while you have your right to cancel.

General

Postponement of Payments

We may postpone payment of surrenders, partial withdrawals, policy loans or death benefits in certain cases including the following circumstances:

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  we may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Account;
  we may postpone payment whenever the NYSE is closed on what would otherwise be a regular trading day, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day) or may have closed early; or
  when the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the policy value or when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether these described conditions exist.

Transfers also may be postponed under these circumstances.

Additionally, federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a policy owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits until we are instructed by the appropriate regulator to allow such transactions. We may also be required to provide additional information about you and your policy to government regulators.

Optional Insurance Benefits

You may elect additional benefits under a policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).

Disability Waiver of Specified Premium Rider. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the insured’s 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire five years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force. This Rider can only be elected on the Policy Issue date. Accidental Death Benefit Rider. An additional death benefit will be paid before the policy anniversary nearest the insured’s 75th birthday, if:
  the insured dies from bodily injury that results from an accident; and
  the insured dies no later than 90 days after injury.
Death Benefit Protection Rider. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:
1	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 70th birthday or policy year 7;
2	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 80th birthday or policy year 10;
3	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 95th birthday.

Death benefit guarantee periods 1 or 2 may be extended provided that the policy’s cash surrender value is sufficient and you pay the new minimum required premium.

For policies issued in New York, two guarantee periods are available:

1)	The policy anniversary nearest the Insured’s 75th birthday or the 10th policy year; or
2)	The policy anniversary nearest the Insured’s 95th birthday.
Face Amount of Insurance Increase Rider. Under the terms of this rider, any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and Phoenix requires additional evidence of insurability. The effective date of the increase will generally be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured’s age 75. The charge for the increase requested subject to a maximum of $150. No additional monthly administration charge will be assessed for face amount increases. Phoenix will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not the policyowner pays an additional premium in connection with the increase. At the
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time of the increase, the cash surrender value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new right to cancel period (see “Summary—Right to Cancel”) will be established for the amount of the increase. There is no charge for this rider. Purchase Protection Plan Rider. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability. Living Benefits Rider. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider. This rider is automatically attached to the policy at issue. However, the rider is not available for qualified plans. Whole Life Exchange Option Rider. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this option. This option is no longer available.

Death Benefit

General

The death benefit under Option 1 equals the policy’s face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

Under Option 2, the death benefit equals the policy’s face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.

Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured’s attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.

Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

Requests for Increase in Face Amount

Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured’s age 75. The charge for the increase is $3.00 per $1,000 of face amount increase requested subject to a maximum of $150. No additional monthly administration charge will be assessed for face amount increase. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash value must be sufficient to pay the monthly deduction on that date, or additional premiums will be paid on or before the effective date. Also, a new right to cancel period (see “Summary—Right to Cancel”) will be established for the amount of the increase.

Partial Surrender and Decreases in Face Amount: Effect on Death Benefit

A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the charge is related to a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the charge is related to a partial surrender, the death benefit under a policy would be reduced immediately. A decreased in the death benefit may have certain income tax consequences. See “Federal Income Tax Considerations.”

Requests for Decrease in Face Amount

You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease).

Payment of Proceeds

Surrender and Death Benefit Proceeds

Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000. Payment
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of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

While the insured is living, you may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

You should know that we offer the Phoenix Concierge Account (“PCA”) as the default method of payment for all death claims greater or equal to $5,000 when the beneficiary is an individual, trust or estate. The PCA is generally not offered to corporations or similar entities. The PCA is an interest bearing checking account that is made available to beneficiaries in lieu of a single check. A beneficiary may opt out of the PCA and may elect one of the payment options described below, or another option we are then offering for this policy before payment of the death proceeds.

The PCA is not insured by the FDIC, NSUSIF, or any other state or federal agency which insures deposits. The guarantee of principal is based on the claims-paying ability of the company. Also, if the recipient chooses, death benefit proceeds will be payable in the form of an annuity option. Any such annuity option is subject to certain restrictions (including minimum amount requirements). In addition, there may be legal requirements that limit the recipient’s annuity options and the timing of payments. A recipient should consult a qualified tax adviser before electing to receive an annuity.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

Payment Options

All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

Option 1—Lump Sum

Payment in one lump sum.

Option 2—Left to Earn Interest

A payment of interest during the payee’s lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

Option 3—Payment for a Specific Period

Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

Option 4—Life Annuity with Specified Period Certain

Equal installments are paid until the later of:

the death of the payee; or the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

10 years; 20 years; or until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3¼% per year.

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Option 5—Life Annuity

Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3½% per year.

Option 6—Payments of a Specified Amount

Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

Option 7—Joint Survivorship Annuity with 10-Year Period Certain

The first payment will be on the date of settlement. Equal installments are paid until the latest of:

the end of the 10-year period certain; the death of the insured; or the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3% per year.

For additional information concerning the above payment options, see the policy.

Surrenders

General

At any time during the lifetime of the insured and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your contract provides for loans) over $100,000. Under certain circumstances, the surrender payment may be postponed. See “General—Postponement of Payments.” For the federal tax effects of partial and full surrenders, see “Federal Income Tax Considerations.”

Full Surrenders

If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See “Conditional Charges—Surrender Charge” and “Payment Options.”

Partial Surrenders

You may obtain a partial surrender of the policy by requesting payment of the policy’s cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under “Payment of Proceeds—Payment Options.”

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any investment option or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that investment option or the Guaranteed Interest Account.

Upon a partial surrender, the policy value will be reduced by the sum of the following:

The partial surrender amount paid—this amount comes from a reduction in the policy’s share in the value of each investment option or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each investment option will be made in the same manner as that provided for monthly deductions. The partial surrender fee—this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each investment option or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.
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A partial surrender charge—this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the investment option or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

Processing and Payment of Surrenders, Withdrawals

You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your policy. For your protection, the form must be requested from our Operations Division by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Transfer of Policy Value

Internet and Telephone Transfers

You may transfer your policy value among the available investment options and make changes to your premium payment allocations by Internet or Telephone. You may write to VPMO or call VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on page 1.) The Company may discontinue any of these options and may provide other options at any time. We will execute a written request the day we receive it at VPMO. We will execute transfers on the day you make the request except as noted below.

We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit.

You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners.

Phoenix and Phoenix Equity Planning Corporation (“PEPCO”), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions which are stored digitally. You will receive written confirmation of all transfers. Phoenix and PEPCO may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine.

We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Transfer Restrictions

We do not permit transfers of less than $500 unless either:

the entire balance in the investment option or the Guaranteed Interest Account is being transferred; or the transfer is part of a Systematic Transfer Program.

We reserve the right to prohibit a transfer to any investment option if the value of your investment in that investment option immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of an investment option or the Guaranteed Interest Account be transferred if the value of your investment in that investment option immediately after the transfer, would be less than $500.

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at anytime.

Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of policy value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other policy owners.

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“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include: dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations; an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):

limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.), restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet or fax transfer privileges), require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option), implement and administer redemption fees imposed by one or more of the underlying funds, or impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential effects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner’s Internet, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Phoenix has entered into information sharing agreements with the underlying funds of this variable life insurance product as required by Rule 22c-2 under the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they
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can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

Systematic Transfer Programs

You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the investment option values next determined following our receipt of your transfer request. Except as described below, you may have only one program in effect at a time.

Asset Rebalancing Program

Under this program, we transfer policy value among the investment options to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semi-annually or annually. These transfers will occur on the date you specify(provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page one). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. We do not charge for this program.

Dollar Cost Averaging Program

Under this program, you can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a “source account”) and periodically we will make transfers from the source account you designate to one or several of the available investment options (“target investment options”). You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

$25 monthly	$150 semiannually
$75 quarterly	$300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of 6 months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding Valuation Date.

You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page one). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

Use of Asset Rebalancing and Dollar Cost Averaging Programs

If you elect to participate in either

1.	the Franklin Templeton Founding Investment Strategy; or
2.	the Phoenix-Ibbotson Strategic Asset Allocation Program,

then you can also elect to participate in one or both of the following:

1.	Dollar Cost Averaging, and
2.	Asset Rebalancing with annual rebalancing in the Phoenix-Ibbotson Strategic Asset Allocation Program, or Asset Rebalancing with monthly rebalancing in the Franklin Templeton Founding Investment Strategy.
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Additional Programs

You may elect any of the additional programs described below at no charge and at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.

Asset Allocation and Strategic Programs

Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).

We currently offer the following programs: Franklin Templeton Founding Investment Strategy, Phoenix-Ibbotson Strategic Asset Allocation, and Phoenix Dynamic Asset Allocation Series which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.” There is presently no additional charge for participating in these programs and options. We may, on a prospective basis, charge fees for individual programs and may vary fees among the available programs.

You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective policy owners. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option

If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, as well as to any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our Main Administrative Office. If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.

The following programs are currently available:

Franklin Templeton Founding Investment Strategy
Through the Franklin Templeton Founding Investment Strategy, premium payments and policy value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the policy value allocated to the three investment options back to the original allocation percentages in each investment option.
  Franklin Income Securities Fund – 34%
  Mutual Shares Securities Fund – 33%
  Templeton Growth Securities Fund – 33%
Phoenix-Ibbotson Strategic Asset Allocation
(Closed to new investors effective June 22, 2009) PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The options approved for use are:
  Conservative Portfolio
  Moderately Conservative Portfolio
  Moderate Portfolio
  Moderately Aggressive Portfolio
  Aggressive Portfolio

On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (policy value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request that we do so. . If you elect to participate in the Phoenix-Ibbotson Strategic Asset Allocation program on and after September 10, 2007, on an annual basis we will reallocate the policy value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your policy date for as long as the asset allocation program is in effect for your policy.

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You should consult with your registered representative for the most current information on this program and the options within the program. Phoenix Dynamic Asset Allocation Series The Phoenix Dynamic Asset Allocation Series are “funds of funds” that invest in other mutual funds based on certain target percentages. The series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Asset allocations are updated quarterly, or more often, depending on changes in the economy or markets. Each option is rebalanced regularly to the most recent allocations. The options approved for use are:
  Phoenix Dynamic Asset Allocation Series: Aggressive Growth
  Phoenix Dynamic Asset Allocation Series: Growth
  Phoenix Dynamic Asset Allocation Series: Moderate
  Phoenix Dynamic Asset Allocation Series: Moderate Growth

If you should elect any of the programs listed above, transfers made under these programs will not reduce the 12 transfers per year limit under this policy.

Policy Loans

Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy’s share of the investment options or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account.

Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each investment option or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 6%, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the nonloaned portion of the Guaranteed Interest Account.

Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The nonloaned portion of the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the investment options as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied as loan repayments unless specified as premium payment by you. Debt repayments may be made at any time during the lifetime of the insured while the policy is in force until the debt is fully repaid.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas non-loaned policy value varies with the investment performance of the chosen investment options or at the rate we credit the non-loaned portion of the Guaranteed Interest Account. Loans can also reduce your policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.

The proceeds of policy loans may be subject to federal income tax. See “Federal Income Tax Considerations.”

In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears. The loan interest rate in effect are as follows:
Policy Years 1-10 (or insured’s age 65 if earlier):	8%
Policy Years and thereafter:	7%
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At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your investment options and the nonloaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the investment options or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the investment options or the nonloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment options or the nonloaned portion of the Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the investment options or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made.

A policy loan, whether or not repaid, also has a similar effect on the policy’s death benefit due to any resulting differences in cash surrender value.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Lapse and Reinstatement

Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

If on any monthly calculation day during the first five policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount overdue to prevent the policy from lapsing. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount overdue to prevent the policy from lapsing.

During the grace period, the policy will continue in force but investment option transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. If your policy lapses, it may not be reinstated.

If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the investment options or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of “excess” premium to be applied to the investment options or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the policy was in the grace period on the date of the insured’s death, the death proceeds will be reduced by any outstanding monthly charges, unless a death benefit guarantee was in effect for the policy.

Federal Income Tax Considerations

Introduction

The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws.

Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract or policy either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of life insurance contracts or policies; if enacted, these changes could be retroactive. We reserve the right to make changes to the policy or policy to assure that at all times, it qualifies as a life insurance policy for federal income tax purposes. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

Policyholders (also referred to as Owners) should consult their own independent tax and/or legal advisors for advice and information relating to their particular tax situation.

Note on Terminology: The Code uses the term “Life Insurance Contract”, rather than the term “Life Insurance Policy.” The Code also uses the term “policyholder”, in describing the owner of a Life Insurance Contract. This section will follow the Code terminology in describing specific provisions of the Code.

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Income Tax Status

We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company or Phoenix Life and Annuity Company and neither account will be taxed separately as under the “regulated investment company” provisions (Subchapter M) of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. Investment income of the Separate Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future, if changes are made affecting the income tax treatment to our variable life insurance policies or contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Policy Benefits

Tax Treatment as Life Insurance

In order to be treated as life insurance for federal income tax purposes, specified requirements must be met. If these requirements are met, the death benefits are generally received without federal income tax and the earnings on the policy are not subject to federal income tax until withdrawn. These requirements include the federal definition of life insurance, rules for diversification of the policy’s investments (described below) and the necessity that the contract be life insurance under applicable law.

With respect to applicable law, this is generally understood to refer to state or foreign law. This contract has been filed as a life insurance policy or contract under applicable state laws.

There are two definitional tests for life insurance in section 7702 of the Code: (1) Cash Value Accumulation Test, and (2) Guideline Premium Test. The selection of the tests is made at issue and cannot be changed thereafter. The choice of test is based on contract design and is dependent on several factors, including the insured’s age at issue and intention of the owner concerning policy funding patterns. If this contract permits the policyholder to select the applicable test, this selection must be made at issue and cannot be changed. In some cases, only one test is available.

Under the Cash Value Accumulation Test, there must, at all times, be a minimum ratio of death benefit to cash value. Compliance with the test is based on the contract design at issue. The premiums permitted under this test are based on the death benefit, age and characteristics of the insured and types of riders on the policy.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the contract in relation to the death benefit. The initial premium limit is based on the death benefit, age and characteristics of the insured and types of riders on the policy. The actual premium limits each year will depend on the amount of premiums paid in a prior year. In addition to this premium test, there is also a minimum ratio of death benefit to cash value under the Cash Value Corridor. This Corridor looks to the age of the insured and the cash value each year and may require periodic adjustments in death benefit for compliance. In general, the death benefit required under this test is lower in the early years than that under the Cash Value Accumulation Test.

Death Benefit Proceeds

Death benefit proceeds payable under a life insurance contract are generally excludable from the gross income of the beneficiary under Code section 101(a)(1) unless there has been a transfer for valuable consideration or unless the specific requirements relating to Business and Corporate-Owned Policies are not met (see “Business and Corporate-Owned Policies”). Also, a policyholder should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, withdrawal or loan.

As described above, Code section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums paid in order to maintain compliance with such conditions. If the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyholder within 60 days after the end of the policy year, in order to maintain the qualification of the contract as life insurance for federal income tax purposes.

Full Surrender

Upon full surrender of a contract for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. In addition, it is possible that such income may be included in the definition of “net investment income” for purposes of section 1411 of the Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. It is currently an open question as to whether section 1411 applies to income from life insurance contracts; further clarification will be forthcoming. The full surrender of a contract that is a MEC may result in the imposition of an additional 10% tax on any income received. If the contract is subject to a loan at time of surrender, the outstanding loan amount is included in the computation of the amount received at the time of surrender. Thus, in the event of a surrender of a contract that is subject to a loan, the loan amount may result in ordinary income at the time of surrender.

A contract that lapses is treated as a full surrender for federal income tax purposes.

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Withdrawal

Withdrawals are generally not taxable as long as the amount withdrawn does not exceed the total of the premiums paid and the contract is not a MEC. If the contract is classified as a MEC, withdrawals and other distributions are fully taxable to the extent of income in the policy. There are situations, however, in which a withdrawal from any contract (regardless of MEC status) can result in current taxation. A withdrawal, accompanied by a reduction in death benefits can result in current taxation under Code section 7702(f)(7), if the reduction in death benefits occurs during the first 15 years after a contract is issued. After 15 years, the withdrawal proceeds resulting from a reduction in death benefits will generally not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Policyholders should consult with tax advisors in advance of a proposed decrease in death benefits or a withdrawal as to the portion, if any, which would be subject to tax, and in addition as to the impact such withdrawal might have under the rules affecting modified endowment contracts.

Loans

We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a MEC, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. If the policy is not a MEC, we believe that no part of any loan under a policy will constitute income to you as long as the policy remains in force. If there is a full surrender or lapse, an outstanding loan becomes part of the amount received upon surrender or lapse.

The deductibility by a policyholder of loan interest under a policy is limited under Code section 264. In most cases, there is no interest deduction permitted.

Sale of Policy

Upon a sale of the policy to a third party, the owner has taxable income of the excess, if any, of the amount received from the third party over the owner’s basis in the contract. The IRS provided in Revenue Ruling 2009-13 (Internal Revenue Bulletin 2009-21) that for purposes of sale of a life insurance contract, the owner’s basis in the contract is the premiums paid less cost of insurance charges. (For a surrender of the policy, the taxable income is based on the excess, if any, of the cash value over the premiums paid unreduced by any cost of insurance charges). In addition, it is possible that such income may be included in the definition of “net investment income” for purposes of section 1411 of the Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. It is currently an open question as to whether section 1411 applies to income from sale of life insurance contracts; further clarification will be forthcoming.

Business and Corporate-Owned Contracts

If the contract is owned by an entity engaged in a trade or business, there are Code provisions that impact the tax treatment of premiums, policy loan interest, contract earnings and death benefits. No deduction is permitted for premiums paid if the policyholder is a beneficiary under the contract. With limited exceptions, no deduction is allowed for interest paid or accrued on any loan. An interest deduction disallowance rule on interest relating to a different investment paid or incurred by the policyholder of a life insurance contract may also apply in the case of a contract insuring the life of an individual who is not an owner of the contract, or an officer, director, or employee of the policyholder’s business.

There is a tax proposal pending that would include remove the exclusions and apply the interest deduction disallowance to all business-owned contracts.

Under section 101(j) of the Code, death benefits may be subject to income tax unless (1) specified provisions relating to written notice to the insureds and written consent from the insureds are satisfied, and (2) criteria are satisfied concerning the relationship between the insured and policyholder or the insured and the death benefits. The policyholder is solely responsible for ensuring that these provisions are satisfied. The policyholder must also comply with required annual reporting and recordkeeping requirements as set forth by the Internal Revenue Service. In addition, for certain corporate policyholders, the death benefits and contract earnings may be subject to tax under the corporate alternative minimum tax.

Modified Endowment Contracts

General

The premiums paid into a life insurance contract are required to be tested under the “ 7-pay test” of Code section 7702A to determine if the contract will be classified as a modified endowment contract (“MEC”). Under this test, there is a premium limit that applies for the first 7 years of the contract and for 7 years after a material change to the contract.

If the contract is classified as a MEC, there is no change to the contractual terms of the policy; however, the tax treatment of loans, distributions and decreases is changed. For a MEC, loans and other distributions are taxed to the extent of gain (the excess of cash value over premiums paid).

There are situations in which a MEC may be intended by the policyholder. In these cases, the policyholder will be asked to sign an acknowledgement of intended MEC status either at issue or when the contract becomes classified as a MEC.

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We will monitor premium payments to determine if the premium paid will exceed the MEC limit in effect at the time of the premium payment. Unless the contract is already a MEC and the policyholder has consented to MEC status, if a payment does exceed the limit and applying it to the contract would MEC status, we will remove the excess premium to reverse MEC status and offer the policyholder the opportunity to have the excess amounts reapplied. Premiums paid which are removed from the contract, with interest within 60 days after the end of the contract year are not treated as premiums paid and will not cause MEC status. If the policyholder chooses to have the premiums reapplied during the same contract year and the contract becomes a MEC, the MEC status cannot be reversed. A life insurance contract received in exchange for a MEC will be treated as a MEC.

Reduction in Benefits During the First Seven Years

If during the first seven contract years there is a reduction in death benefits or reduction or elimination of certain other riders, the MEC test is recalculated assuming the lowered death benefits. This recalculation is retroactive back to the beginning of the contract and each premium actually paid is tested against the recalculated limit. For a contract with two insureds in which the death benefit is payable upon the death of the last insured, a reduction in death benefits at any time during the life of the contract will cause a retroactive recalculation of the MEC test back to issue and actual premiums paid will be tested against the recalculated limit. A contract that becomes a MEC due to a reduction in benefits and a recalculation cannot have MEC status reversed.

Distributions Affected

If a contract fails the MEC test, it is considered a MEC only as to distributions in the year in which the test is failed and all subsequent contract years. In addition, distributions made within the two years prior to MEC status are treated as being made in anticipation of MEC status and are considered distributions under a MEC and are taxable in the year the contract becomes a MEC.

Penalty Tax

Any amounts taxable from a MEC will be subject to an additional 10% excise tax, except for distributions that are:

made on or after the taxpayer attains age 59½ attributable to the taxpayer’s disability (within the meaning of Code section 72(m)(7)); or part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

Material Change Rules

Any determination of whether the contract meets satisfied the MEC test will begin again any time the contract undergoes a “material change,” which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, except for an increase that is attributable to premiums paid “necessary to fund” the lowest death benefit and qualified additional benefits payable in the first seven contract years or to the crediting of interest or dividends with respect to these premiums.

A material change may occur at any time during the life of the contract (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the contract satisfied the MEC test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

Serial Purchase of MECs

All MECs issued by the same insurer (or affiliated companies of the insurer) to the same policyholder within the same calendar year will be treated as one MEC in determining the taxable portion of any loans or distributions made to the policyholder.

Limitations on Mortality and Expense Charges

The Code imposes limitations on mortality and expense charges in the computation of the definition of life insurance tests and in the MEC test. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the contract, unless U.S. Treasury regulations prescribe a different limitation. In addition, the expense charges taken into account under the Guideline Premium Test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the requirements in calculating all of the applicable tax limitations.

Qualified Plans

A contract may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the contract in conjunction with a qualified plan until you have consulted a pension, tax or legal advisor.

Diversification Regulations

Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

55% in any one investment 70% in any two investments
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80% in any three investments 90% in any four investments

A “look-through” rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

We intend to comply with the Diversification Regulations to assure that the contracts qualify as life insurance contracts for federal income tax purposes.

Owner/Investor Control

The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account, thereby resulting in current taxation of contract earnings. It is also critical that the insurance company and not the policyholder have control of the assets held in the separate accounts. A policyholder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a policyholder has too much “investor control” of the assets supporting the separate account funds, then the policyholder may be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

In 2003, the IRS issued Revenue Ruling 2003-91 that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The guidance also stated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the policyholders could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the policyholders to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like those described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the policyholders and us regarding the availability of a particular investment option and, other than the policyholder’s right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion.

At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should the there be any additional rules or regulations on this issue, including guidance limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment, we reserve the right to modify the contract to the extent required to maintain favorable tax treatment.

Change or Assignment of Ownership, Exchange of Policies or Change of Insured

Changing the policyholder or the insured or an exchange or assignment of the contract may have tax consequences depending on the circumstances. A change of insured under the same contract is treated as if the contract was fully surrendered and a new contract with a new insured was acquired. Any gain in the contract at the time of the change of insured is taxable income at that time. For exchanges in which the identity of the insured is not changed, Code section 1035 provides that a life insurance contract can be exchanged for another life insurance contract or for an annuity contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. If the surrendered contract is subject to a contract loan and the newly acquired contract is not subject to the same loan, this may be treated as the receipt of money on the exchange. To qualify under section 1035, the contract proceeds must be transferred directly from one insurer to another insurer. We recommend that any person contemplating such actions seek the advice of a legal or tax advisor.

Other Taxes

A life insurance contract may also raise issues concerning federal estate, gift and generation skipping taxes, state and local estate, inheritance and other taxes. We do not make any representations regarding the tax consequences with respect to these types of taxes.

Withholding and Information Reporting

We are required to file information returns with the Internal Revenue Service and state taxation or revenue authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder provide certain information, including social security number or tax identification number and current address.

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We are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.

In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance contract issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders.

The Phoenix Companies, Inc. – Legal Proceedings about Company Subsidiaries

We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, employer, investor or investment advisor. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

For example, in fourth quarter of 2008, the New York State Insurance Department completed the on-site portion and initiated the off-site portion of its routine quinquennial financial and market conduct exam of Phoenix Life and its New York domiciled life insurance subsidiary for the five year period ending December 31, 2007.

Regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

Financial Statements

The financial statements of Phoenix Life Variable Universal Life Account as of December 31, 2009, and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009 are contained in the Statement of Additional Information (“SAI”), which you can get free of charge by calling the toll free number given on page one by writing to us at Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston MA 02266-8027, or by visiting our website www.phoenixwm.com. In addition, the SAI is available on the SEC’s website at www.sec.gov. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account or on Guaranteed Interest Account rates that we credit during a guarantee period.

Distribution

The Company has appointed PEPCO to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a distribution agreement. PEPCO, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses PEPCO for expenses PEPCO incurs in distributing the policies (e.g., commissions payable to retail broker-dealers who sell the policies). PEPCO does not retain any fees under the policies; however, PEPCO may receive 12b-1 fees from the funds.

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PEPCO’s principal executive offices are located at 610 W. Germantown Pike, Suite 460, Plymouth Meeting, PA 19462. PEPCO is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”) , formerly known as the National Association of Securities Dealers, Inc. or NASD.

PEPCO and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the policies but are exempt from registration. Applications for the policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Those representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the policy in all jurisdictions where it is licensed to do business and where the policy is approved. The policies are offered on a continuous basis.

On January 6, 2010 Phoenix announced that it had signed a definitive agreement with Tiptree Financial Partners, LP for it to acquire the Phoenix private placement insurance business, PFG Holdings, Inc., including PEPCO, the principal underwriter and distributor for the Phoenix variable annuity, life insurance, and SEC registered products (“SEC registered products”). The transaction, which is subject to regulatory approvals and other customary closing conditions, is expected to close in the second quarter of 2010. It is expected that PEPCO will be replaced by a Phoenix affiliated broker-dealer, 1851 Securities, Inc. Phoenix filed a new member application for 1851 Securities, Inc. with the Financial Industry Regulatory Authority on February 26, 2010. Phoenix expects 1851 Securities, Inc. to become the principal underwriter and distributor for the SEC registered products on or before September 30, 2010.

Compensation

Broker-dealers having selling agreements with PEPCO and the company are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits the company may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. We may also pay for sales and distribution expenses out of any payments the company or PEPCO may receive from the funds for providing administrative, marketing and other support and services to the funds.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies.

We will pay a maximum total sales commission of up to 99% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.

Percentage of Premium Payment

We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). The amount of commissions we pay may vary depending on the selling agreement.

Promotional Incentives and Payments

To the extent permitted by FINRA rules and other applicable laws and regulations, PEPCO may pay or allow other promotional incentives or payments in the firm of cash or other compensation.

32

APPENDIX A – Investment Options

Please note: This information is intended to provide a brief summary of each fund’s investment objective and advisor information. For more detailed information regarding each fund you should consult the fund prospectus which can be found on our website, www.phoenixwm.com, or requested by writing to us at PO Box 8027, Boston, MA 02266-8027 or calling 1-800-541-0171. Not all funds listed here may be currently offered or available with your product. Please refer to the footnotes below and page one of your product prospectus for a list of the funds available with your product.

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Alger Capital Appreciation Portfolio1,[2],11	Long term capital appreciation	Fred Alger Management, Inc.
AllianceBernstein VPS Balanced Wealth Strategy Portfolio	To maximize total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein L.P.
Calvert VP S&P MidCap 400 Index Portfolio[3]	Seeks investment results that correspond to the total return performance of U.S. common stock, as represented by the S&P MidCap 400 Index	Calvert Asset Management Company, Inc.
		Subadvisor:	Summit Investment Partners, Inc.
DWS Equity 500 Index VIP	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, N.A
DWS Small Cap Index VIP	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, N.A
Federated Fund for U.S. Government Securities II	Current income by investing primarily in U.S. government securities and U.S Treasury and agency debenture securities	Federated Investment Management Company
Federated High Income Bond Fund II	High current income by investing in high yield, lower rated corporate bonds	Federated Investment Management Company
Federated Prime Money Fund II	Current income consistent with stability of principal and liquidity	Federated Investment Management Company
Fidelity® VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management and Research Company
Fidelity® VIP Growth Opportunities Portfolio	Capital growth	Fidelity Management and Research Company
Fidelity® VIP Growth Portfolio	Capital appreciation	Fidelity Management and Research Company
Fidelity® VIP Investment Grade Bond Portfolio	As high a level of current income as is consistent with the preservation of capital	Fidelity Management and Research Company
		Subadvisor:	Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth Securities Fund	Capital appreciation	Franklin Advisers, Inc.
Franklin Income Securities Fund	Maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc.
Invesco V.I. Capital Appreciation Fund [4]	Long term growth of capital	Invesco Advisers, Inc.[5]
Invesco V.I. Core Equity Fund [1,2,4]	Long term growth of capital	Invesco Advisers, Inc.[5]
Invesco V.I. Mid Cap Core Equity Fund [1,2,4]	Long term growth of capital	Invesco Advisers, Inc.[5]
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio[1,2],4	Long term capital appreciation	Lazard Asset Management LLC
Lord Abbett Series Fund Bond-Debenture Portfolio	High current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Growth and Income Portfolio	Long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Mid-Cap Value Portfolio	Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace	Lord, Abbett & Co. LLC
Mutual Shares Securities Fund	Capital appreciation with income as a secondary goal	Franklin Mutual Advisers, LLC
Neuberger Berman Advisors Management Trust Guardian Portfolio	Long term growth of capital; current income is a secondary goalLong term capital growth	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio	Long term capital growth	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Oppenheimer Capital Appreciation Fund/VA	Capital appreciation by investing in securities of well-known, established companies	OppenheimerFunds, Inc.
Oppenheimer Global Securities Fund/VA	Long-term capital appreciation by investing in securities of foreign insurers, “growth-type” companies, cyclical industries and special situations	OppenheimerFunds, Inc.
Oppenheimer Main Street Small-Cap Fund®/VA	Capital appreciation	OppenheimerFunds, Inc.
Phoenix Capital Growth Series	Intermediate and long-term capital appreciation with income as a secondary consideration	Phoenix Variable Advisors, Inc.
		Subadvisor:	Neuberger Berman Management LLC

A-1

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Phoenix Comstock Series[6]	Long-term capital appreciation with current income as a secondary consideration	Phoenix Variable Advisors, Inc.
		Subadvisor:	Morgan Stanley Investment Management Inc., d/b/a Van Kampen
Phoenix Dynamic Asset Allocation Series: Aggressive Growth	Long-term capital growth	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Dynamic Asset Allocation Series: Growth	Long-term capital growth with current income as a secondary consideration	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Dynamic Asset Allocation Series: Moderate	Current income with capital growth as a secondary consideration	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Dynamic Asset Allocation Series: Moderate Growth	Long-term capital growth and current income with a greater emphasis on capital growth	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Equity 500 Index Series[6]	High total return	Phoenix Variable Advisors, Inc.
		Subadvisor:	Morgan Stanley Investment Management Inc., d/b/a Van Kampen
Phoenix Growth and Income Series	Capital appreciation and current income	Phoenix Variable Advisors, Inc.
		Subadvisor:	Virtus Investment Advisers, Inc.
Phoenix Mid-Cap Growth Series	Capital appreciation	Phoenix Variable Advisors, Inc.
		Subadvisor:	Neuberger Berman Management LLC
Phoenix Mid-Cap Value Series	Long-term growth of capital by investing primarily in small-capitalization stocks to mid-capitalization stocks that appears to be undervalued	Phoenix Variable Advisors, Inc.
		Subadvisor:	Westwood Management Corp.
Phoenix Multi-Sector Fixed Income Series	Long-term total return	Phoenix Variable Advisors, Inc.
		Subadvisor:	Goodwin Capital Advisers, Inc.
Phoenix Multi-Sector Short Term Bond Series	High current income while attempting to limit changes in the series’ net asset value per share caused by interest rate changes	Phoenix Variable Advisors, Inc.
		Subadvisor:	Goodwin Capital Advisers, Inc.
Phoenix Small-Cap Growth Series	Long-term capital growth	Phoenix Variable Advisors, Inc.
		Subadvisor:	Neuberger Berman Management LLC
Phoenix Small-Cap Value Series	Long-term growth of capital by investing primarily in small-capitalization stocks that appear to be undervalued	Phoenix Variable Advisors, Inc.
		Subadvisor:	Westwood Management Corp.
Phoenix Strategic Allocation Series	High total return over an extended period of time consistent with prudent investment risk	Phoenix Variable Advisors, Inc.
		Subadvisor(s):	Goodwin Capital Advisers, Inc. (fixed income portion) Virtus Investment Advisers, Inc. (equity portion)
Phoenix-Aberdeen International Series	High total return consistent with reasonable risk	Phoenix Variable Advisors, Inc.
		Subadvisor:	Aberdeen Asset Management Inc.
Phoenix-Duff & Phelps Real Estate Securities Series	Capital appreciation and income with approximately equal emphasis	Phoenix Variable Advisors, Inc.
		Subadvisor:	Duff & Phelps Investment Management Company
PIMCO CommodityRealReturnTM Strategy Portfolio	Seeks maximum real return consistent with prudent investment management. The portfolio invests in Commodity-Linked derivative instruments backed by a portfolio of inflation-indexed and other fixed-income instruments	Pacific Investment Management Company LLC
PIMCO Real Return Portfolio	Seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio focuses on Inflation-Indexed Fixed Income Securities rated B to Aaa	Pacific Investment Management Company LLC
PIMCO Total Return Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio focuses on Intermediate Maturity Fixed Income Instruments rated B to Aaa	Pacific Investment Management Company LLC
Rydex VT Inverse Government Long Bond Strategy Fund1,[2]	Seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Fund’s current benchmark is the inverse of the daily price movement of the Long Treasury Bond	Security Global Investors[7]
Rydex VT Nova Fund1,[2]	Seeks to provide investment results that match the performance of its benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500 Index	Security Global Investors[7]
Rydex|SGI VT All-Cap Opportunity Fund1,[2],[8]	Seeks long-term capital appreciation	Security Global Investors[7]

A-2

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Sentinel Variable Products Balanced Fund	Seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value	Sentinel Asset Management, Inc.
Sentinel Variable Products Bond Fund	Seeks high current income while seeking to control risk	Sentinel Asset Management, Inc.
Sentinel Variable Products Common Stock Fund	Seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole	Sentinel Asset Management, Inc.
Sentinel Variable Products Mid Cap Growth Fund[9]	Seeks growth of capital	Sentinel Asset Management, Inc.
Sentinel Variable Products Small Company Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Templeton Developing Markets Securities Fund	Long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign Securities Fund	Long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth Securities Fund	Long-term capital growth	Templeton Global Advisors Limited
UIF Equity and Income Portfolio[10]	Capital appreciation and current income	Morgan Stanley Investment Management Inc.
Wanger International	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
Wanger International Select	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
Wanger Select	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
Wanger USA	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
[1]	This fund was closed to new investors on May 1, 2006.
[2]	Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular premium payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.
[3]	Name change effective April 30, 2010. Previously known as Summit S&P MidCap 400 Index Portfolio.
[4]	Name change effective April 30, 2010. Previously known as AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, and AIM V.I. Mid Cap Core Equity Fund, respectively.
[5]	Name change effective December 31, 2009. Formerly known as Invesco Aim Advisors, Inc.
[6]	Name change effective March 3, 2010. Formerly known as Phoenix-Van Kampen Comstock Series and Phoenix-Van Kampen Equity 500 Index Series, respectively.
[7]	Name change effective May 1, 2010. Formerly known as Rydex Investments.
[8]	Effective May 25, 2010, name will change to Rydex|SGI VT U.S. Long Short Momentum Fund.
[9]	Name change effective April 29, 2010. Formerly known as Sentinel Variable Products Mid Cap Growth Fund.
[10]	Name is anticipated to change to Invesco Van Kampen V.I. Equity and Income Fund, in the second quarter 2010.
[11]	Name change effective September 23, 2009. Formerly known as Alger American Capital Appreciation Portfolio.

A-3

Phoenix Life Insurance Company
PO Box 22012
Albany, NY 12201-2012

Additional information about the Flex Edge (the “Policy”) and the Phoenix Life Variable Universal Life Account (the “Separate Account”) is contained in the Statement of Additional Information (“SAI”) dated April 30, 2010, which has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus.

The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171 or, you can download copies from The Phoenix Companies, Inc. web site: phoenixwm.com.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 100 F Street, NE, Room 1580, Washington, D.C. 20549.

Phoenix Life Insurance Company

A member of The Phoenix Companies, Inc.

phoenixwm.com

2667

Investment Company Act File No. 811-04721

L0141PR©2010 The Phoenix Companies, Inc.

4-10

Flex Edge Success®
Joint Edge®

Phoenix Life Variable Universal Life Account Issued by: Phoenix Life Insurance Company	[Version B]

PROSPECTUS	April 30, 2010

This prospectus describes a flexible premium fixed and variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account, Long-term Guaranteed Interest Account, (collectively, “Guaranteed Interest Accounts”) and/or one or more of the investment options of the Phoenix Life Variable Universal Life Account (“Separate Account”). The investment options purchase, at net asset value, shares of the following funds:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares 2

     Invesco V.I. Capital Appreciation Fund 3      InvescoV.I. Core Equity Fund 1, 4      Invesco V.I. Mid Cap Core Equity Fund 1, 5

The Alger Portfolios – Class I-2 Shares 6

     Alger Capital Appreciation Portfolio 7

Calvert Variable Products, Inc.-Class 1 8

     Calvert VP S&P MidCap 400 Index Portfolio 9

DWS Investments VIT Funds– Class A

     DWS Equity 500 Index VIP      DWS Small Cap Index VIP

Federated Insurance Series

     Federated Fund for U.S. Government Securities II      Federated High Income Bond Fund II – Primary Shares      Federated Prime Money Fund II

Fidelity ® Variable Insurance Products – Service Class

     Fidelity® VIP Contrafund® Portfolio      Fidelity® VIP Growth Opportunities Portfolio      Fidelity® VIP Growth Portfolio      Fidelity® VIP Investment Grade Bond Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

     Franklin Income Securities Fund      Mutual Shares Securities Fund      Templeton Developing Markets Securities Fund      Templeton Foreign Securities Fund      Templeton Growth Securities Fund

Lazard Retirement Series, Inc. – Service Shares

     Lazard Retirement U.S. Small-Mid Cap Equity Portfolio 10

Lord Abbett Series Fund, Inc. – Class VC

     Lord Abbett Bond-Debenture Portfolio      Lord Abbett Growth and Income Portfolio      Lord Abbett Mid-Cap Value Portfolio

Neuberger Berman Advisers Management Trust – Class S

     Neuberger Berman Advisers Management Trust Guardian Portfolio      Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio

Oppenheimer Variable Account Funds – Service Shares

     Oppenheimer Capital Appreciation Fund/VA      Oppenheimer Global Securities Fund/VA      Oppenheimer Main Street Small-Cap Fund®/VA

The Phoenix Edge Series Fund

     Phoenix Capital Growth Series      Phoenix Comstock Series 11      Phoenix Dynamic Asset Allocation Series: Aggressive Growth      Phoenix Dynamic Asset Allocation Series: Growth      Phoenix Dynamic Asset Allocation Series: Moderate Growth      Phoenix Dynamic Asset Allocation Series: Moderate      Phoenix Equity 500 Index Series 12      Phoenix Growth and Income Series      Phoenix Mid-Cap Growth Series      Phoenix Mid-Cap Value Series      Phoenix Multi-Sector Fixed Income Series      Phoenix Multi-Sector Short Term Bond Series      Phoenix Small-Cap Growth Series      Phoenix Small-Cap Value Series      Phoenix Strategic Allocation Series      Phoenix-Aberdeen International Series      Phoenix-Duff & Phelps Real Estate Securities Series

PIMCO Variable Insurance Trust – Advisor Class

     PIMCO CommodityRealReturnTM Strategy Portfolio      PIMCO Real Return Portfolio      PIMCO Total Return Portfolio

The Rydex Variable Trust

     Rydex|SGI VT All-Cap Opportunity Fund 1, 13      Rydex VT Inverse Government Long Bond Strategy Fund 1      Rydex VT Nova Fund 1

Sentinel Variable Products Trust

     Sentinel Variable Products Balanced Fund      Sentinel Variable Products Bond Fund      Sentinel Variable Products Common Stock Fund      Sentinel Variable Products Mid Cap Fund 14      Sentinel Variable Products Small Company Fund

The Universal Institutional Funds, Inc. (d.b.a. Van Kampen) – Class II Shares

     UIF Equity and Income Portfolio 15

Wanger Advisors Trust

     Wanger International      Wanger International Select      Wanger Select      Wanger USA

See Appendix A for additional information.

1 Closed to new investors on May 1, 2006. 2 Formerly known as AIM Variable Insurance Funds. 3 Formerly known as AIM V.I. Capital Appreciation Fund. 4 Formerly known as AIM V.I. Core Equity Fund. 5 Formerly known as AIM V.I. Mid Cap Core Equity Fund. 6 Formerly known as The Alger American Fund. 7 Formerly known as Alger American Capital Appreciation Portfolio. 8 Formerly known as Summit Mutual Funds, Inc. 9 Formerly known as Summit S&P Mid Cap 400 Index Portfolio. 10 Formerly known as Lazard Retirement U.S. Small Cap Equity Portfolio. 11 Formerly known as Phoenix-Van Kampen Comstock Series. 12 Formerly known as Phoenix-Van Kampen Equity 500 Index Series. 13 Formerly known as Rydex Variable Trust All-Cap Opportunity Fund. On or about May 25, 2010, the name will change to Rydex|SGI VT U.S. Long Short Momentum Fund. 14 Formerly known as Sentinel Variable Products Mid Cap Growth Fund. 15 Name of fund anticipated to change, to Invesco Van Kampen V.I. Equity and Income Fund, in the second quarter 2010.

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The U.S. Securities and Exchange Commission (“SEC”) has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Read and keep this prospectus for future reference. The policy is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Policy investments are subject to risk, including the possible loss of principal invested. If you have any questions, please contact us at:

Phoenix Variable Products Mail Operations (“VPMO”) PO Box 8027 Boston, MA 02266-8027	Variable and Universal Life Administration (“VULA”) 800/541-0171

1

2

Benefit/Risk Summary

Most of the terms used throughout this prospectus are described within the text where they first appear. Certain terms, marked by italics, have been defined and can be found in “Appendix B-Glossary of Special Terms” located at the end of the prospectus.

This prospectus contains information about all the material rights and features of the variable life policy that you should understand before investing. This summary describes the general provisions.

Policy Benefits

Death Benefits

The policy is first and foremost, a life insurance policy. The policy can be purchased on one life (single life policies) or on two lives up to five lives (multiple life policies). While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the person insured under the policy. When more than one life is insured, we pay the death benefit when the first of the insureds dies.

You will choose a death benefit when you apply for a policy.

Death Benefit Option 1 is equal to the greater of the policy’s face amount, or the minimum death benefit. Death Benefit Option 2 equals the greater of the face amount plus the policy value, or the minimum death benefit.

You may change your Death Benefit Option at any time. Death Benefit Option 1 applies if you do not choose an option.

The minimum death benefit is equal to the policy value increased by a percentage taken from a table in the policy based on the policy year and the insured person’s age.

Also available for single life policies, is the Death Benefit Protection Rider, an additional insurance option that you may purchase by paying specified premiums.

You should consult your registered representative to discuss how much premium you should allocate to the policy. The amount of premium you should allocate to the policy can differ depending on what your financial protection needs are. If you are buying the policy purely for death benefit protection, you should carefully consider the advantages and disadvantages of choosing to allocate more premium than needed to keep the policy in force under Death Benefit Option A.

Loans and Partial Surrenders

Generally, you may take loans against 90% of the policy’s cash surrender value subject to certain conditions. The cash surrender value is the policy value reduced by outstanding loans and loan interest and any applicable surrender charge.

You may partially surrender any part of the policy anytime. A partial surrender fee will apply and a separate surrender charge may also be imposed.

You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed. Partial surrenders and loans negatively affect the policy value and can increase the risk that the policy will lapse. Partial surrenders reduce the face amount of the policy. Additionally, each of these transactions has costs associated with them and may have federal income tax ramifications.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Investment Choices

You may select from a wide variety of investment options and two Guaranteed Interest Accounts. Each investment option invests directly in a professionally managed fund. You may transfer policy value among any of the investment options and the Guaranteed Interest Accounts while continuing to defer current income taxes.

Asset Allocation and Strategic Programs

You may also elect an asset allocation or strategic program through which to allocate your premiums and policy value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at the sole discretion of the Company. For more information on the programs, refer to the section on “Asset Allocation and Strategic Programs.”

Temporary Insurance Coverage

We will issue you a Temporary Insurance Receipt when you submit the complete, signed application and issue premium. This will provide you with immediate insurance protection under the terms set forth in the policy and in the Receipt.

Flexible Premiums

The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse.

Optional Insurance Benefits

The following benefits may be available to you by rider:

Single Life Policies
  Disability Waiver of Specified Premium
  Accidental Death Benefit
  Death Benefit Protection
  Whole Life Exchange Option (not available after January 27, 2003)
  Purchase Protection Plan
  Living Benefits
  Cash Value Accumulation
  Child Term
  Family Term
  Business Term
Multiple Life Policies
  Disability Benefit
  Survivor Purchase Option
  Term Insurance
3

  Policy Exchange Option

Availability of these riders depends upon state approval and may involve extra cost.

Your Right to Cancel the Policy

You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us within ten days after you receive it, or within 45 days of signing the application. Your state may require a longer period

Policy Risks

Suitability Risk

Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. Surrender charges apply during the first ten years; therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of the policy value during the first several policy years.

Replacements

Replacing any existing policy with this policy may not be to your advantage. You should talk with your registered representative before you replace your variable life insurance policy. You should carefully compare the risks, charges, and benefits of your existing policy to the replacement policy to determine if replacing your existing contract benefits you. Additionally, replacing your policy could result in adverse tax consequences so you should also consult with your tax professional. You should know that once you have replaced your variable life insurance policy, you generally cannot reinstate it unless the insurer is required to reinstate the previous policy under state law. This is true even if you choose not to accept your new variable life insurance policy during your “free look” period.

Conflicts of Interest

Broker-dealers and registered representatives often sell products issued by several different and unaffiliated insurance companies and the amount of compensation payable may vary significantly. Additionally, compensation paid to a broker-dealer or registered representative will also vary between products issued by the same insurance company, including additional compensation payable as part of certain service arrangements. A broker-dealer and its registered representatives may have an incentive to promote or sell one product over another depending on these differences in the compensation, potentially resulting in the sale of a product that may not be the best product to suit your needs. You should talk to your registered representative if you have questions about potential conflicts of interest that may be created by varying compensation plans. You can find more information about the types of compensation arrangements we offer in the “Distribution” section of this prospectus.

Tax Effects

Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Separate Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes.

Additionally, certain funding circumstances may cause a policy to become a modified endowment contract (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions from a MEC policy received prior to the policyowner’s attainment of age 59-1/2 are subject to a 10% penalty tax.

Risk of Lapse

Your policy will remain in force as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount. If your policy lapses, it may not be reinstated.

Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.

Investment Risk

A comprehensive discussion of the risks of each fund purchased by an investment option of the Phoenix Life Variable Universal Life Account may be found in the funds’ prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities, and the policyowner assumes the risk of gain or loss according to the performance of the fund. There is no assurance that any series will achieve its stated investment objective.

Transfer Risk

Transfers or deposits to the Guaranteed Interest Account are generally limited to no more than $250,000 during any one week period. Transfers out of the Guaranteed Interest Account are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Account is limited based on a schedule described later in this prospectus. We reserve the right to reject or restrict transfers if an underlying mutual fund or we determine the transfers reflect a disruptive trading. Minimum balance and minimum transfer limits apply.

Face Amount Increase Risk

Face amount increases will increase the potential surrender charges under the policy.

The following tables describe the fees, and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

4

Fee Tables

Transaction Fees

Charge	When Deducted	Maximum Amount Deducted
Premium Tax Charge	Upon Payment.	2.25% of each premium for single life policies.
Federal Tax Charge	Upon Payment.	1.50% of each premium for single life policies. No charge applies to multiple life policies.
Issue Expense Charge and Face Amount Increase	1/12th of the fee is deducted on each of the first 12 monthly calculation days[1] after policy issue or face amount increase.	The maximum charge is $600 for single life policies and $150[2] for multiple life policies.
Surrender Charge[3]	Upon full surrender or lapse.	Maximum is 0.5% of policy face amount plus 28.5% of premiums paid for single life policies. Maximum is 30% of premiums paid for multiple life policies.
Partial Surrender Charge	Upon Partial Surrender or a decrease in the policy face amount.	For a partial surrender:
The charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value.
For a decrease in face amount:
The charge that would apply upon a full surrender multiplied by the decrease in face amount divided by the face amount prior to the decrease.
Partial Surrender Fee	Upon Partial Surrender.	2% of surrender amount up to a maximum of $25.
Transfer Charge	Upon Transfer.	At present, we do not charge for transfers between investment options, but we reserve the right to charge up to $10 per transfer after the first two transfers in any given policy year.
[1]	The monthly calculation day occurs on same day as the policy date (the date from which policy years and anniversaries are measured) or if that date does not fall in any given month, it will be the last day of the month.
[2]	The Issue Expense Charge is $50 per month for the first 12 policy months for single life policies and $12.50 per month for the first 12 policy months for multiple life policies.
[3]	The surrender charge begins to decrease after five policy years, and becomes zero after ten policy years. We will provide your surrender charges before we issue your policy. We describe this charge in more detail in the “Charges and Deductions” section.

Periodic Charges Other than Fund Operating Expenses

Charge	When Deducted	Maximum Amount Deducted
Cost of Insurance[1]	On each Monthly Calculation Day.
Minimum and Maximum Charges	.......................................	$0.02 - $83.33 per $1,000 of amount at risk[2] each month.
Example for a male age 30 in the nonsmoker preferred class and female age 30 in the nonsmoker preferred class.	.......................................	We would charge $0.1170 per $1,000 of amount at risk [2] per month. We will increase this charge as they age.
Administrative Charge	On each Monthly Calculation Day.	$10 per month.
Mortality and Expense Risk Charge[4]	Daily	0.80% on an annual basis, of investments in the investment options.
Other Tax Charges	When we become liable for taxes.	We currently do not charge for taxes, however we reserve the right to impose a charge should we become liable for taxes in the future. Possible taxes would include state or federal income taxes on investment gains of the Separate Account and would be included in our calculation of investment option values.
Loan Interest Rate Charged[5]	Interest accrues daily and is due on each policy anniversary. If not paid on that date, we will treat the accrued interest as another loan against the policy.	The maximum net cost to the policy value is 2% of the loan balance on an annual basis.
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Charge	When Deducted	Maximum Amount Deducted
Optional Insurance Benefits – Single Life Policies
Death Benefit Protection Rider	On each Monthly Calculation Day.	$0.01 per $1,000 of face amount per month.
Purchase Protection Plan Rider[6]	On Rider Date, and on each Monthly Calculation Day.
Minimum and Maximum	.......................................	$0.05 - $0.17 per unit[7] purchased per month.
Example for a male age 34 in the nonsmoker premium class.	.......................................	$0.1586 per unit[7] purchased per month.
Disability Waiver of Specified Premium Rider[6]	On each Monthly Calculation Day.
Minimum and Maximum	.......................................	$0.22 - $0.82 per $100 of premium waived per month.
Example for a male age 35 in the nonsmoker premium class.	.......................................	$0.2304 per $100 of premium waived per month.
Accidental Death Benefit Rider[6]	On each Monthly Calculation Day.
Minimum and Maximum	.......................................	$0.07 - $0.26 per $1,000 of rider amount per month.
Example for a male age 36 in the nonsmoker premium class.	.......................................	$0.07226 per $1,000 of rider amount per month.
Living Benefits Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Whole Life Exchange Option Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Child Term Rider[8]	On Rider Date, and on each Monthly Calculation Day.
Minimum and Maximum	.......................................	$0.06 - $0.14 per $1,000 of rider face amount.
Example for a male child age 10.	.......................................	$0.0608 per $1,000 of rider face amount. We would generally increase this charge as he ages.
Family Term Rider[8]	On Rider Date, and on each Monthly Calculation Day.
Minimum and Maximum	.......................................	$0.08 - $8.11 per $1,000 of rider face amount.
Example for a male age 37 in the nonsmoker premium class.	.......................................	$0.223 per $1,000 of rider face amount. We would generally increase this charge as he ages.
Business Term Rider[8]	On Rider Date, and on each Monthly Calculation Day.
Minimum and Maximum	.......................................	$0.07 - $30.73 per $1,000 of rider face amount.
Example for a male age 37 in the nonsmoker premium class.	.......................................	$0.078 per $1,000 of rider face amount. We would generally increase this charge as he ages.
Optional Insurance Benefits – Multiple Life Policies
Survivor Purchase Option Rider[6]	On Rider Date, and on each Monthly Calculation Day.
Minimum and Maximum	.......................................	$0.02 - $0.87 per $1,000 of rider face amount per month.
Example for two 45 year old nonsmokers.	.......................................	We would charge $0.04 per $1,000 of face amount per month.
Disability Benefit and Waiver Rider[6]	On Rider Date, and on each Monthly Calculation Day.
Minimum and Maximum	.......................................	$0.0007 - $0.22 per $1,000 of net amount at risk per month.
Example for a 35 year old male nonsmoker.	.......................................	We would charge $0.02334 per $1,000 of net amount at risk per month.
Term Insurance Rider[8]	On Rider Date, and on each Monthly Calculation Day.
Minimum and Maximum	.......................................	$0.0001 - $83.33 per $1,000 of rider face amount per month.
Example for a 37 year old male nonsmoker.	.......................................	We would charge $0.078 per $1,000 of face amount per month.
Policy Exchange Option Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits”.
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[1]	Cost of insurance charges will vary according to age, gender, premium class, policy year, net amount at risk, and face amount of the policy. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
[2]	The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
[4]	We do not deduct this charge from investments in the Guaranteed Interest Account. We currently reduce this charge to 0.25% in policy years 16+ for single life policies and multiple life policies issued on or after July 16, 2004.
[5]	The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 1.00% on an annual basis. For more information see “Charges and Deductions” and “Loans.”
[6]	This charge for this rider depends on age, gender and risk classification at issue, but will not increase with age.
[7]	Each unit entitles you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider
[8]	This charge will vary according to age, gender and risk classification. Charges will generally increase with age.

The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2009, charged by the funds that you may pay indirectly during the time that you own the policy. This table does not reflect any fees that may be imposed by the funds for short-term trading. Also, the Phoenix Dynamic Asset Allocation Series are series of a fund of funds. Funds of funds may have higher operating expenses than other funds since funds of funds invest in underlying funds which have their own expenses. Total Annual Fund Operating Expenses are deducted from a fund’s assets and include management fees, distribution and/or 12b-1 fees, and other expenses, but do not include any redemption fees that may be imposed by various funds. More detail concerning each of the fund’s fees and expenses is contained in the prospectus for each fund.

TOTAL ANNUAL FUND OPERATING EXPENSES

	Minimum	Maximum
Gross Annual Fund Operating Expenses	0.34%	2.47%
Net Annual Fund Operating Expenses[1]	0.34%	2.23%
[1]	Phoenix Variable Advisors, Inc, advisor to the Phoenix Edge Series Fund, and other advisors and/or other service providers to the funds have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Total Annual Fund Operating Expenses shown in the first row of the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses shown in the second row reflects the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2011. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund’s prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.

Phoenix Life Insurance Company

In this prospectus, the “Company,” “we,” “us,” and “our” refers to Phoenix Life Insurance Company or “Phoenix Life.” Phoenix is a life insurance company, which is wholly owned by The Phoenix Companies, Inc. (“PNX”). Phoenix Life sells variable life insurance and annuity products to individual and institutional customers. Phoenix Life is organized as a New York stock company. Our executive and administrative office is at One American Row, Hartford, CT 06102-5056. Our New York principal office is at 31 Tech Valley Drive, East Greenbush, New York 12061.

Obligations under the contracts are obligations of Phoenix Life. You may make contributions to the Guaranteed Interest Accounts or “GIAs” which are supported by the assets in Phoenix Life’s general account. Such contributions are not invested in the Separate Account. The GIAs are part of the general account of Phoenix Life (the “General Account”). The General Account supports all insurance and annuity obligations of Phoenix Life and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the “Guaranteed Interest Accounts” section below.

Policy Guarantees

Any guarantee under the policy, such as interest credited to the GIA or any guarantees provided by a rider to your variable life policy are paid from our general account. Therefore, any amounts that we may pay under the policy as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. Under New York law, insurance companies are required to hold a specified amount of reserves in order to meet the policy obligations of their general account to policy owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks. Useful information about Phoenix’s
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financial strength, including information on our general account portfolio of investments, may be found on our website located under “About Us”/”Financial Strength” along with information on ratings assigned to us by one or more independent rating organizations. Additionally, the consolidated financial statements and financial schedules from PNX and subsidiaries’ Annual Report on Form 10-K for the year ended December 31, 2009 and any applicable amendments, may also be found on our website, phoenixwm.com, or a copy of any of the above referenced documents may be obtained for free by calling VULA. Phoenix Life Variable Universal Life Account

Phoenix Life established the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of the Company.

The Separate Account purchases shares in mutual funds called “underlying funds.” The Separate Account is divided into sections called “investment options.” There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the policy value you allocate to the Separate Account purchases “units” of the Separate Account. The units are allocated to the investment options of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to “Policy Values” for more details on unit values and to “the Underlying Funds” for more information about the funds.

Phoenix Life does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account. Phoenix Life insurance Company is obligated to pay all amounts contractually owed under the policies.

The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the policy value that you contribute and allocate to the Separate Account. Under New York law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable annuity product or to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available.

We reserve the right to add, remove, modify, or substitute underlying funds in which the Separate Account invests.

Your registered representative should provide you with a copy of this prospectus at the time you apply for a policy. You may obtain a copy of the underlying fund prospectuses by calling the VULA at the phone number located on the front page of this prospectus. Additionally, we will provide a copy of these prospectuses when you have purchased the policy. We will provide you updated prospectuses for your policy and the underlying funds at least annually.

Performance History

We may choose to include performance history of the investment options or the underlying funds in advertisements, sales literature or reports. Performance information about each investment option is based on past performance and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option.

Valuation Date

A valuation date is every day the NYSE is open for trading and Phoenix is open for business. However, transaction processing may be postponed for the following reasons

1.	the NYSE is closed or may have closed early;
2.	the SEC has determined that a state of emergency exists; or
3.	on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day).

The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

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Voting Rights

We legally own all fund shares held by the investment options; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the investment options. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each investment option in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. When determining the number of votes, fractional shares will be recognized.

We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policyowners controlling the vote. We may ask you to provide voting instructions for such items as:

1)	the election or removal of the fund’s Trustees;
2)	the ratification of the independent accountants for the fund;
3)	approval or amendment of investment advisory agreements;
4)	a change in fundamental policies or restrictions of the fund; and
5)	any other matters requiring a shareholder vote.

You may obtain an available fund’s prospectus by contacting us at the address and telephone number given on page one.

The Variable Investment Options

You choose the variable investment options to which you allocate your premium payments. These variable investment options are investment options of the Separate Account. The Investment Options invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and you should not compare the two.

The underlying funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. Finally, when the Company develops a variable annuity (or life) product in cooperation with a fund family or distributor (e.g., a “private label” product), the Company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company’s selection criteria.

Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant policy owner assets.

In addition, if any of the underlying funds become unavailable for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the policy, we may substitute another variable investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new variable investment options available.

Each investment option of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any series will achieve its stated investment objective.

You will find detailed information about the underlying funds and their inherent risks in the current prospectuses for the underlying funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the underlying funds will meet its investment objectives. Copies of the fund prospectuses may be obtained by contacting us at the address or telephone number provided on the first page of this prospectus.

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Administrative, Marketing and Support Service Fees

The Company and the principal underwriter for the policy have entered into agreements with the investment advisor, subadvisor, distributor, and/or affiliated companies of most of the underlying funds under which the Company and the principal underwriter for the policies receive payments. We have also entered into agreements with the Phoenix Edge Series Fund and its advisor, Phoenix Variable Advisors, Inc., with whom we are affiliated. These agreements compensate the Company and the principal underwriter for the policies for providing certain administrative, marketing, or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other contracts offered by the Company. The Phoenix Edge Series Fund pays a flat fee to Phoenix Life Insurance Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. The flat fee rates may be as much as $1.6 million. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its Total Annual Operating Expenses and is not paid directly from the assets of your variable insurance policy.

These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.

These administrative services may include but are not limited to soliciting applications for Variable Contracts issued by the Company, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of Variable Contract owner’s); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

The Guaranteed Interest Accounts

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account or Long-term Guaranteed Interest Accounts. Amounts you allocate to the Guaranteed Interest Accounts are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit any excess interest as determined by us based on expected investment yield information.

The Long-term Guaranteed Interest Account has more restrictive transfer options out of the general account than the Guaranteed Interest Account so that longer term investments can be made.

We reserve the right to limit total deposits to the Guaranteed Interest Accounts to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Accounts at any time. In general, you may make only one transfer per year from the Guaranteed Interest Accounts. Transfers from the Guaranteed Interest Accounts may also be subject to other rules as described in this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the U.S. Securities and Exchange Commission (“SEC”) has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

The features specific to each type of Guaranteed Interest Account are detailed below.

Guaranteed Interest Account

We reserve the right to limit transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the non-loaned portion of the Guaranteed Interest Account as of the date of the transfer. You may transfer the total policy value out of the Guaranteed Interest Account to one or more of the investment options over a consecutive 4-year period according to the following schedule:

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First Year:	25% of the total value
Second Year:	33% of remaining value
Third Year:	50% of remaining value
Fourth Year:	100% of remaining value

Long-term Guaranteed Interest Account

This investment option is only available to Joint Edge policies issued on or after July 1, 2004. This investment option is not available for Flex Edge Success policies. The amount that can be transferred out is limited to the greatest of (a) $1,000, (b) 10% of the policy value in the Long-term Guaranteed Interest Account as of the date of the transfer, or (c) the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year.

Transfers from the Long-term Guaranteed Interest Account are not permitted under the Systematic Transfer Programs.

We reserve the right to limit transfers and cumulative premium payments to $1,000,000 over a 12-month period.

Charges and Deductions

General

Charges are deducted in connection with the policy to compensate us for:

our expenses in selling the policy; underwriting and issuing the policy; premium and federal taxes incurred on premiums received; providing the insurance benefits set forth in the policy; and assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

issue expense charge; and/or surrender charge.

Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Phoenix tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

Charges Deducted from Premium Payments

Premium Tax Charge

Various states (and counties and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.62% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky, Alabama and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Single life policies will be assessed a tax charge equal to 2.25% of the premiums paid. Multiple life policies will be assessed the actual premium tax incurred. These charges are deducted from each premium payment.

Federal Tax Charge

A charge equal to 1.50% of each premium will be deducted from each premium payment on a single life policy to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs. There is no Federal Tax charge on multiple life policies.

Periodic Charges

Monthly Charges

We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among investment options and the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account (the Long-term Guaranteed Interest Account is not available for Flex Edge Success. It is only available for Joint Edge policies issued after 07/01/2004) based on your specified allocation schedule.

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You will select this schedule in your application, and you can change it later. If the amount allocated to an investment option or the non-loaned portion of the Guaranteed Interest Account is less than the amount to be deducted, unless we agree otherwise, we will proportionally increase the deduction from the other investment options or Guaranteed Interest Account. Administrative Charge. This charge covers the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements. We guarantee this charge will never exceed $10 per month. Cost of Insurance. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy’s death benefit and your policy value. We generally base our rates on the insured person’s gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners’ Standard Ordinary Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.

We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.

Issue Expense Charge. This charge helps us pay the underwriting and start-up expenses we incur when we issue the policy. There is an issue expense charge of $1.50 per $1,000 of base face amount with a $600 maximum. One twelfth of the charge is deducted on each monthly calculation day, for the first policy year. For single life policies we charge $1.50 per $1,000 of initial face amount to a maximum of $600. For multiple life policies we charge $150.

You will incur a new issue expense charge if you increase your policy’s face amount. We will assess the new charge only on the amount of the increase.

Cost of Optional Insurance Benefits. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.

Certain riders are available at no charge:

  Living Benefits Rider (for single life policies). This rider allows, in the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit, to a maximum of $250,000, with the provision that a minimum of $10,000 face amount remain on the policy thereafter.
  Cash Value Accumulation Rider (for single life policies). You must elect this rider before we issue your policy. The rider generally allows you to pay more premium than would otherwise be permitted.
  Whole Life Exchange Option Rider (for single life policies). This rider permits you to exchange a Policy for a fixed benefit whole life policy at the later of age 65 and Policy Year 15. This Rider is no longer available.
  Policy Exchange Option Rider (for multiple life policies). This rider provides for the exchange of the multiple life policy for single life policies.

We charge for providing benefits under the following riders:

  Disability Waiver of Specified Premium Rider (for single life policies) charges will depend on the age and gender of the person we insure, and the amount of premium waived. We also offer this rider with substandard ratings of 150% and 200%. We insure people from age five through 60 under this rider and terminate the rider when the insured person reaches age 65.
  Accidental Death Benefit Rider (for single life policies) charges vary based on age, sex, and amount of additional death benefit.
  Purchase Protection Plan Rider (for single life policies) charges vary based on age. The maximum number of PPP units allowed varies with issue age and cannot be more than twice the initial base face amount in thousands. This rider is available to those we insure up to age 37.
  Child Term Rider charges (for single life policies) depend on the child’s age and gender, and the Rider’s face amount. This rider is available for children up to age 17, and will terminate when the child reaches age 25.
  Family Term Rider (for single life policies) charges vary based on the age(s), gender(s), smoker classification(s) of the family members and with the Rider’ face amount. This rider is available for family members of the person insured under the policy who are between the ages of 18 and 60, and will terminate when the family member reaches age 70.
  Business Term Rider (for single life policies) charges vary based on age(s), gender(s), smoker classification(s), and table rating(s), and the Rider’s face amount.
  Death Benefit Protection Rider (for single life policies) charge is based upon the face amount.
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  Disability Benefit Rider (for multiple life policies) charge is based on the age(s), gender(s), smoker classification(s), specified amount and the number of insureds.
  Survivor Purchase Option Rider (for multiple life policies) charge is based upon the face amount of the policy.
  Term Insurance Rider (for multiple life policies) based on the age(s), gender(s), smoker classifications of the persons insureds.

Daily Charges

We deduct a percentage each business day from every investment option. This deduction is reflected in each investment option’s daily value.

Mortality and Expense Risk Charge. We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.

We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.

If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

We will deduct this charge only from your investments in the Separate Account. We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.

Current Mortality and Expense Risk Charge:

Single Life Policies and Multiple Life Policies (issued on or after July 16, 2004):

Policy years one through 15:	.80% annually;
Policy years 16 and after:	.25% annually.

Multiple Life Policies (issued prior to July 16, 2004):

For all policy years:	.80% annually.
Loan Interest Charged. We charge your policy for outstanding loans at the rates illustrated in the tables below. As shown, the rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account. These rates apply until the person insured reaches age 65; the rates for years 16 and after apply after attained age 65.

Single Life Policies

Policy years 1-10 (or insured’s age 65 if earlier):	4%
Policy years 11-15:	3%
Policy years 16 and thereafter:	2½%

Single Life policies – New York and New Jersey only

Policy years 1-10 (for insured’s age 65 if earlier):	6%
Policy years 11-15:	5%
Policy years 16 and thereafter:	4½%

Multiple Life Policies

Policy years 1-10:	8%
Policy years 11 and thereafter:	7%

Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

Conditional Charges

These are other charges that are imposed only if certain events occur.

Surrender Charge. During the first ten policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid from the policy value only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. During the first ten policy years, the surrender charge described below will apply if you either surrender the policy for its cash surrender value or allow the policy to lapse. There is no Surrender charge after the 10th policy year. During the first two policy years
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on single life policies and during the first ten policy years on multiple life policies, the maximum surrender charge that a policyowner could pay while he or she owns the policy is the amount shown in the policy’s surrender charge schedule, or equal to either A plus B (as shown below), whichever is less. After the first two policy years on single life policies, the maximum surrender charge that a policyowner could pay is based on the amount shown in the policy’s surrender charge schedule.

A is equal to:

1)	28.5% of all premiums paid (up to and including the amount stated in the policy’s surrender charge schedule, which is calculated according to a formula contained in a SEC rule); plus
2)	8.5% of all premiums paid in excess of this amount but not greater than twice this amount; plus
3)	7.5% of all premiums paid in excess of twice this amount.

B is equal to $5 per $1,000 of initial face amount.

The following is the surrender charge schedule for a male age 35 in the nonsmoker classification at a face amount of $100,000.

Surrender Charge Schedule
Policy Month	Surrender Charge	Policy Month	Surrender Charge
1-60	$1307.54	91	$933.20
61	1295.46	92	921.13
62	1283.39	93	909.05
63	1271.31	94	896.97
64	1259.24	95	884.90
65	1247.16	96	872.82
66	1235.08	97	836.39
67	1223.01	98	799.95
68	1210.93	99	763.52
69	1198.86	100	727.09
70	1186.78	101	690.65
71	1174.71	102	654.22
72	1162.63	103	617.78
73	1150.56	104	581.35
74	1138.48	105	544.91
75	1126.41	106	508.48
76	1114.33	107	472.05
77	1102.26	108	435.61
78	1090.18	109	399.18
79	1078.10	110	362.74
80	1066.03	111	326.31
81	1053.95	112	289.97
82	1041.88	113	253.44
83	1029.80	114	217.01
84	1017.73	115	180.57
85	1005.65	116	144.14
86	993.58	117	107.70
87	981.50	118	71.27
88	969.43	119	34.83
89	957.35	120.00
90	945.28
Partial Surrender Charge (face amount decrease). If less than all of the policy is surrendered, the amount withdrawn is a “partial surrender.” A charge is deducted from the policy value upon a partial surrender of the policy. This is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value. We withdraw this amount from the investment options and the Guaranteed Interest Account in the same proportion as for the withdrawal.

A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.

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Partial Surrender Fee. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each investment option and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions. Transfer Charge. Currently we do not charge for transfers between investment options, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year. This charge, if implemented would be intended to recoup the cost of administering the transfer.

Other Tax Charges

Currently no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account.

Fund Charges

As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. We provide a table of these charges in the section titled “Fee Tables—Annual Fund Expenses.”

These fund charges and other expenses are described more fully in the respective fund prospectuses.

The Policy

The number of units credited to an investment option of the Separate Account will be determined by dividing the portion of the net premium applied to that investment option by the unit value of the investment option on the payment date.

You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.

The Contract

The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

Suicide

If the insured (or either of the insureds with respect to survivorship policies) commits suicide within two years after the policy’s date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

Incontestability

We cannot contest this policy or any attached rider after it has been in force during the insured’s (or either of the insureds with respect to survivorship policies) lifetime or for two years from the policy date. However, if the policy is reinstated or if there is any increase in face amount then the death benefit payable under the reinstated policy or the face amount increase may be limited if any insured commits suicide within certain time periods specified by state law, generally two years from the date that the policy was reinstated or a face amount increase was made.

Additionally, we may contest a policy for certain misstatements made in any application for reinstatement or for any face amount increase within the two year period following the reinstatement or face amount increase. If we contest the policy on this basis, we will only pay the sum of all monthly deductions taken under the policy for the contested face amount and any premium we required for the contested face amount, whichever is greater.

Also, if any insured’s age or gender was misstated in the application for reinstatement or face amount increase, we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.

Misstatement of Age or Sex in the Application

If the age or sex of the insured (or either of the insureds with respect to survivorship policies) has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

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Contract Rights

Owner

The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.

Insured

The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured that is more than 75 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to us. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Contract Limitations

Assignment

The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

Purchasing a Policy

Underwriting Procedures

We base our rates on the insured person’s gender, attained age, and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within five business days, in which case we will provide a policy refund, as outlined below.

Eligible Purchasers

Any person up to the age of 75 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest (as defined in state law) in that life and the prospective insured consents. A policy also can be purchased to cover from two to five lives under one policy, for any person up to age of 80, provided there is insurable interest in all covered lives. Under such a multiple life policy, the death benefit is paid upon the first death under the policy; the policy then terminates. Such a policy could be purchased on the lives of spouses, family members, business partners or other related groups. In certain situations, the purchaser may need to provide the insured(s) with written notice and consent concerning the coverage in order to satisfy the requirements of the applicable state laws and the Internal Revenue Code (“Code”), section 101.

Premium Payments

The policies are flexible premium variable universal life insurance policies. It has a death benefit, cash surrender value and a loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate your premium into one or more of several investment options of the Separate Account or the Guaranteed Interest Account. Each investment option of the Separate Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.

The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. We will not apply your initial premium payment before we approve you for coverage. Unless provided for by separate document, if you submit the initial premium payment before we make a coverage determination, we will deposit your premium into a non-interest bearing account. The insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

A number of factors concerning the person you insure and the policy features you desire will affect our required issue premium. The person’s age, gender and risk class can affect the issue premium, as can policy features such as face amount and added benefits. We will generally allocate the issue premium, less applicable charges, according to your instructions on the valuation date we approve you for coverage assuming we have received your completed application in good order.

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The policy will have a total premium limit determined by the Internal Revenue Code (“Code”) definition of life insurance test . This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. Such refund of excess premium will not be subject to a withdrawal charge. You may write to us and give us different instructions regarding the excess premium. The premium limit under the Code may be increased if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations. At all times, we may adjust the death benefit or refund excess premiums in order to ensure that the policy meets the “Definition of Life Insurance” requirements of the Code.

We may delay the application of a subsequent premium payment if applying it would cause the policy to become a Modified Endowment Contract (MEC); see “Modified Endowment Contract” for more details on MECs. Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the policy anniversary date, we will hold the portion of the subsequent premium payment that would cause MEC status. We will apply the remaining portion on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the premium payment that will create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the tax consequences of MEC status.

For policies in which a material change impacting the 7-pay limit or 7-pay period occurred, if the material change caused the start of the 7-pay year to no longer coincide with the policy anniversary, the procedure described above for holding payments may not apply. Generally speaking, the 7-pay limit and 7-pay period are measures of the amount of premium that can be paid into a life insurance contract without causing the contract to become a MEC under federal tax law. For additional information about the 7-pay test, see the “Modified Endowments Contracts” section of this prospectus.

We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the money market investment option of the Separate Account. When your right to cancel expires we allocate the policy value among the investment options and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

We reduce premium payments by the premium tax charge before we apply them to your policy. Single life policies will also be reduced by a federal tax charge of 1.50%. We will apply this net premium among your chosen investment options. We will buy any investment option units at the investment option unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

Minimum Face Amount

The minimum initial face amount required to purchase this policy is $100,000. After the first policy year, you may request an increase or decrease in the face amount of your policy. These requested increases and decreases are subject to certain requirements and limitations. See “Death Benefit,” “Requests for Increase in Face Amount,” and “Requests for Decrease in Face Amount” for more information.

Payment by Check

We may wait to credit your policy if you pay by check until your check has cleared your bank.

Automated Payments

You may elect to pay subsequent premiums by pre-authorized check. Under this service, we automatically deduct premiums each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15 of each month. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period.

You can discontinue this service by contacting our VPMO. We must receive notification of account changes at our VPMO at least 30 days before the next draft date. Upon termination of this service, the premium payment frequency will be changed to the most frequent modal premium available under your policy. We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account. We may discontinue this service with 30 days’ written notice to you.

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Allocation of Premium

We will generally allocate the issue premium less applicable charges to the Separate Account or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market Investment Option of the Separate Account and, at the expiration of the right to cancel period, the policy value of the money market Investment Option is allocated among the investment options of the Separate Account or to the Guaranteed Interest Account in accordance with the applicant’s allocation instructions in the application for insurance.

Premium payments received by us will be reduced by applicable state premium tax charge and, for the single policies, by 1.50% for federal tax charges (if applicable). The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various investment options of the Separate Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See “Transfer of Policy Value—Nonsystematic Transfers.”

Your Right to Cancel

State law provides a policy owner with a right to return and cancel the policy for a limited period, generally 10 days, following receipt of the policy. Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it.

The amount of premium refund you will receive depends on the law of the policy’s issue state. Depending on the law of the issue state, the refund will equal either:

  the policy’s value on the date of cancellation; or
  the greater of (a) premium paid less certain amounts deducted from the policy or (b) policy value less any applicable surrender charges.

For states that require the refund of policy value, we will return the sum of the following as of the date we receive the returned policy:

  the current policy value less any debt; plus
  any monthly deductions and other charges made under the policy.

For policies issued in states that require the full premium, less any amount surrendered or withdrawn to be refunded upon cancellation during the right to cancel period (“return of premium states”), and policies issued in certain states pursuant to applications which indicate that the policy is intended to replace existing insurance, if the policy has been issued with the Temporary Money Market Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account. At the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your premium allocation instructions in effect.

We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund while you have your right to cancel.

General

Postponement of Payments

We may postpone payment of surrenders, partial withdrawals, policy loans or death benefits in certain cases including the following circumstances:

  we may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Accounts;
  we may postpone payment whenever the NYSE is closed on what would otherwise be a regular trading day, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day) or may have closed early; or
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  when the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the policy value or when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether these described conditions exist.

Transfers also may be postponed under these circumstances.

Additionally, federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a policy owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits until we are instructed by the appropriate regulator to allow such transactions. We may also be required to provide additional information about you and your policy to government regulators.

Optional Insurance Benefits

You may elect additional benefits under a policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).

Single Life Policies

Disability Waiver of Specified Premium Rider. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the insured’s 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire five years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force. This rider is elected at issue. Accidental Death Benefit Rider. An additional death benefit will be paid before the policy anniversary nearest the insured’s 75th birthday, if:
  the insured dies from bodily injury that results from an accident; and
  the insured dies no later than 90 days after injury.

We assess a monthly charge for this rider. This policy is elected at issue.

Death Benefit Protection Rider. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:
1)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 70th birthday or policy year 7;
2)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 80th birthday or policy year ten;
3)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 95th birthday.

Death benefit guarantee periods 1 or 2 may be extended provided that the policy’s cash surrender value is sufficient and you pay the new minimum required premium.

For policies issued in New York, two guarantee periods are available:

1)	The policy anniversary nearest the Insured’s 75th birthday or the 10th policy year; or
2)	The policy anniversary nearest the Insured’s 95th birthday.
Purchase Protection Plan Rider. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability. Living Benefit Rider. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider. This rider is automatically attached to the policy at issue. However, the rider is not available with qualified plans. Cash Value Accumulation Rider. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the policy is issued. There is no charge for this rider.
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Child Term Rider. This rider provides annually renewable term coverage on children of the insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the policy anniversary nearest insured child’s 25th birthday.

We assess a monthly charge for this rider. This rider is elected at issue, within 14 days of birth or at adoption.

Family Term Rider. This rider provides annually renewable term insurance coverage to age 70 on the insured or members of the insured’s immediate family who are at least 18 years of age. The rider is fully convertible through age 70 for each insured to either a fixed benefit or variable policy. This policy is elected at issue. Business Term Rider. This rider provides annually renewable term insurance coverage to age 95 on the life of the insured under the base policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed six times the initial base policy. This rider is available only for policies sold in the corporate-owned life insurance market, employer-sponsored life insurance market or other business-related life insurance market. Whole Life Exchange Option Rider. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this option. This option is no longer available.

Multiple Lives Policies

Disability Benefit Rider. In the case of disability of the insured, a specified monthly amount may be credited to the policy and the monthly deductions will be waived. A Disability Benefit rider may be provided on any or all eligible insureds. The specified amount selected must be the same for all who elect coverage. This policy is elected at issue. Survivor Purchase Option Rider. The survivor(s) may purchase a new Multiple Life Policy for a face amount equal to that of the original policy upon the first death. The new policy will be based upon attained age rates. Term Insurance Rider. The Term Insurance Rider enables the face amount of coverage on each life to be individually specified. A rider is available for each insured and the face amount of coverage under the rider may differ for each insured. Based upon the policyowner’s election at issue, the rider will provide coverage for all insureds to either age 70 or maturity of the policy. The termination age specified must be the same for all insureds. This policy is elected at issue. Policy Exchange Option Rider. The Multiple Life Policy may be exchanged for single life policies where the total face amount under the policies is no greater than that under the original policy. There is no charge for this rider. Exercise of this rider is a taxable event. For federal income tax purposes, where there is a change of insureds, it is treated as if the original policy was surrendered and a new policy acquired. Any gain in the policy at the time of the change of insureds is taxable to the policyholder at that time.

Death Benefit

General

The death benefit under Option 1 equals the policy’s face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

Under Option 2, the death benefit equals the policy’s face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.

Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured’s attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.

Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

Requests for Increase in Face Amount

Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured’s age 75. The charge for the increase is $1.50 per $1,000 of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increase. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash value must be sufficient to pay the monthly deduction on that date, or additional premiums will be paid on or before the effective date. Also, a new Free Look Period (see “The Summary—Right to Cancel”) will be established for the amount of the increase.

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Partial Surrender and Decreases in Face Amount: Effect on Death Benefit

A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the charge is related to a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the charge is related to a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain income tax consequences. See “Federal Income Tax Considerations.”

Requests for Decrease in Face Amount

You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease).

Payment of Proceeds

Surrender and Death Benefit Proceeds

Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your contract provides for loans) over $100,000. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

Under a policy covering multiple lives, the death proceeds will be paid upon the first death under the policy. In addition, under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

While the insured is living, you may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000. You should know that we offer the Phoenix Concierge Account (“PCA”) as the default method of payment for all death claims greater or equal to $5,000 when the beneficiary is an individual, trust or estate. The PCA is generally not offered to corporations or similar entities. The PCA is an interest bearing checking account that is made available to beneficiaries in lieu of a single check. A beneficiary may opt out of the PCA and may elect one of the payment options described below, or another option we are then offering for this policy before payment of the death proceeds.

The PCA is not insured by the FDIC, NSUSIF, or any other state or federal agency which insures deposits. The guarantee of principal is based on the claims-paying ability of the company. Also, if the recipient chooses, death benefit proceeds will be payable in the form of an annuity option. Any such annuity option is subject to certain restrictions (including minimum amount requirements). In addition, there may be legal requirements that limit the recipient’s annuity options and the timing of payments. A recipient should consult a qualified tax adviser before electing to receive an annuity.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

Payment Options

All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

Option 1—Lump Sum

Payment in one lump sum.

Option 2—Left to Earn Interest

A payment of interest during the payee’s lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

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Option 3—Payment for a Specific Period

Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

Option 4—Life Annuity with Specified Period Certain

Equal installments are paid until the later of:

the death of the payee; or the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

10 years; 20 years; or until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3¼% per year.

Option 5—Life Annuity

Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3½% per year.

Option 6—Payments of a Specified Amount

Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

Option 7—Joint Survivorship Annuity with 10-Year Period Certain

The first payment will be on the date of settlement. Equal installments are paid until the latest of:

the end of the 10-year period certain; the death of the insured; or the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed.

Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3% per year.

For additional information concerning the above payment options, see the policy.

Surrenders

General

At any time during the lifetime of the insured(s) and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed.

See “General Postponement of Payments.” For the federal tax effects of partial and full surrenders, see “Federal Income Tax Considerations.”

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Full Surrenders

If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See “Conditional Charges—Surrender Charge” and “Payment Options.”

Partial Surrenders

You may obtain a partial surrender of the policy by requesting payment of the policy’s cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under “Payment of Proceeds—Payment Options.”

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any investment option or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that investment option or the Guaranteed Interest Account.

Upon a partial surrender, the policy value will be reduced by the sum of the following:

The partial surrender amount paid—this amount comes from a reduction in the policy’s share in the value of each investment option or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each investment option will be made in the same manner as that provided for monthly deductions. The partial surrender fee—this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each investment option or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid. A partial surrender charge—this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the investment option or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

Processing and Payment of Surrenders, Withdrawals

You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your policy. For your protection, the form must be requested from our Operations Division by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Transfer of Policy Value

Internet and Telephone Transfers

You may transfer your policy value among the available investment options and make changes to your premium payment allocations by Internet or Telephone. You may write to VPMO or call VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on page 1.) The Company may discontinue any of these options and may provide other options at any time.

We will execute a written request the day we receive it at VPMO. We will execute transfers on the day you make the request except as noted below.

We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit.

You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed.

Phoenix and Phoenix Equity Planning Corporation (“PEPCO”), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions which are stored digitally. You will receive written confirmation of all transfers. Phoenix and PEPCO may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine.

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We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Transfer Restrictions

We do not permit transfers of less than $500 unless either:

the entire balance in the investment option or the Guaranteed Interest Account is being transferred; or the transfer is part of a Systematic Transfer Program.

We reserve the right to prohibit a transfer to any investment option if the value of your investment in that investment option immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of an investment option or the Guaranteed Interest Account be transferred if the value of your investment in that investment option immediately after the transfer, would be less than $500.

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at anytime.

Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of policy value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other policy owners.

“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations; an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):

limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.), restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet or fax transfer privileges), require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option), implement and administer redemption fees imposed by one or more of the underlying funds, or impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

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Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential effects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner’s Internet, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Phoenix has entered into information sharing agreements with the underlying funds of this variable life insurance product as required by Rule 22c-2 under the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

Systematic Transfer Programs

You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the investment option values next determined following our receipt of your transfer request. Except as described below, you may have only one program in effect at a time. We do not charge for these programs.

Asset Rebalancing Program

Under this program, we transfer policy value among the investment options to match your chosen allocation percentages.

You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page one). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. We do not charge for this program.

Dollar Cost Averaging Program

Under this program, you can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a “source account”) and periodically we will make transfers from the source account you designate to one or several of the available investment options (“target investment options”) and the Long-Term Guaranteed Interest Account. You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

$25 monthly	$150 semiannually
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$75 quarterly	$300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of 6 months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding Valuation Date.

You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page one). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

Use of Asset Rebalancing and Dollar Cost Averaging Programs

If you elect to participate in either

1.	the Franklin Templeton Founding Investment Strategy; or
2.	the Phoenix-Ibbotson Strategic Asset Allocation Program,

then you can also elect to participate in one or both of the following:

1.	Dollar Cost Averaging, and
2.	Asset Rebalancing with annual rebalancing in the Phoenix-Ibbotson Strategic Asset Allocation Program, or Asset Rebalancing with monthly rebalancing in the Franklin Templeton Founding Investment Strategy.
Additional Programs

You may elect any of the additional programs described below at no charge and at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.

Asset Allocation and Strategic Programs

Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).

We currently offer the following programs: Franklin Templeton Founding Investment Strategy, Phoenix-Ibbotson Strategic Asset Allocation, and Phoenix Dynamic Asset Allocation Series* which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.” There is presently no additional charge for participating in these programs and options. We may, on a prospective basis, charge fees for individual programs and may vary fees among the available programs.

You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective policy owners. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option

If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, as well as to any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our Main Administrative Office. If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.

The following programs are currently available:

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Franklin Templeton Founding Investment Strategy
Through the Franklin Templeton Founding Investment Strategy, premium payments and policy value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the policy value allocated to the three investment options back to the original allocation percentages in each investment option.
  Franklin Income Securities Fund – 34%
  Mutual Shares Securities Fund – 33%
  Templeton Growth Securities Fund – 33%
Phoenix-Ibbotson Strategic Asset Allocation
(Closed to new investors effective June 22, 2009)
PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The options approved for use are:
  Conservative Portfolio
  Moderately Conservative Portfolio
  Moderate Portfolio
  Moderately Aggressive Portfolio
  Aggressive Portfolio

On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (policy value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request that we do so. If you elect to participate in the Phoenix-Ibbotson Strategic Asset Allocation program on and after September 10, 2007, on an annual basis we will reallocate the policy value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your policy date for as long as the asset allocation program is in effect for your policy. You should consult with your registered representative for the most current information on this program and the options within the program.

Phoenix Dynamic Asset Allocation Series
The Phoenix Dynamic Asset Allocation Series are “funds of funds” that invest in other mutual funds based on certain target percentages. The series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk.

Asset allocations are updated quarterly, or more often, depending on changes in the economy or markets. Each option is rebalanced regularly to the most recent allocations. The options approved for use are:

  Phoenix Dynamic Asset Allocation Series: Aggressive Growth
  Phoenix Dynamic Asset Allocation Series: Growth
  Phoenix Dynamic Asset Allocation Series: Moderate
  Phoenix Dynamic Asset Allocation Series: Moderate Growth

If you should elect any of the programs listed above, transfers made under these programs will not reduce the 12 transfers per year limit under this policy.

Policy Loans

Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy’s share of the investment options or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each investment option or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 2% (4% in New York and New Jersey only) on single life policies and 6% on multiple life policies, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the nonloaned portion of the Guaranteed Interest Account.

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Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The nonloaned portion of the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the investment options as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied as loan repayments unless specified as premium payment by you. Debt repayments may be made at any time during the lifetime of the insured while the policy is in force until the debt is fully repaid.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas nonloaned policy value varies with the investment performance of the chosen investment options or at the rate we credit the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. Loans can also reduce your policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.

The proceeds of policy loans may be subject to federal income tax. See “Federal Income Tax Considerations.”

In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

Loan interest rate are as follows:

Single Life Policies
Policy years 1-10:	4%
Policy years 11-15:	3%
Policy years 16 and thereafter*:	2½%
Single Life policies – New York and New Jersey only
Policy years 1-10:	6%
Policy years 11-15:	5%
Policy years 16 and thereafter*:	4½%

*These rates also apply after the insured attains age 65.

Multiple Life Policies
Policy years 1-10:	8%
Policy years 11 and thereafter:	7%

You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears.

At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your investment options and the nonloaned portion of the Guaranteed Interest Account or the Long-term Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the investment options or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the investment options or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. Under Death Benefit Option 1, outstanding policy loans do not reduce the policy’s gross death benefit, because the policy value is inclusive of the gross death benefit amount. A policy loan can also have an effect on the policy’s death benefit under Death Benefit Option 2 due to any resulting differences in policy value.

If the investment options or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the investment options or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy’s death benefit due to any resulting differences in cash surrender value.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

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Lapse and Reinstatement

Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

If on any monthly calculation day during the first five policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing.

During the grace period, the policy will continue in force but investment option transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. If your policy lapses, it may not be reinstated.

If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the investment options or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of “excess” premium to be applied to the investment options or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the policy was in the grace period on the date of the insured’s death, the death proceeds will be reduced by any outstanding monthly charges, unless a death benefit guarantee was in effect for the policy.

Federal Income Tax Considerations

Introduction

The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws.

Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract or policy either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of life insurance contracts or policies; if enacted, these changes could be retroactive. We reserve the right to make changes to the policy or policy to assure that at all times, it qualifies as a life insurance policy for federal income tax purposes. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

Policyholders (also referred to as Owners) should consult their own independent tax and/or legal advisors for advice and information relating to their particular tax situation.

Note on Terminology: The Code uses the term “Life Insurance Contract”, rather than the term “Life Insurance Policy.” The Code also uses the term “policyholder”, in describing the owner of a Life Insurance Contract. This section will follow the Code terminology in describing specific provisions of the Code.

Income Tax Status

We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company or Phoenix Life and Annuity Company and neither account will be taxed separately as under the “regulated investment company” provisions (Subchapter M) of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. Investment income of the Separate Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future, if changes are made affecting the income tax treatment to our variable life insurance policies or contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

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Policy Benefits

Tax Treatment as Life Insurance

In order to be treated as life insurance for federal income tax purposes, specified requirements must be met. If these requirements are met, the death benefits are generally received without federal income tax and the earnings on the policy are not subject to federal income tax until withdrawn. These requirements include the federal definition of life insurance, rules for diversification of the policy’s investments (described below) and the necessity that the contract be life insurance under applicable law.

With respect to applicable law, this is generally understood to refer to state or foreign law. This contract has been filed as a life insurance policy or contract under applicable state laws.

There are two definitional tests for life insurance in section 7702 of the Code: (1) Cash Value Accumulation Test, and (2) Guideline Premium Test. The selection of the tests is made at issue and cannot be changed thereafter. The choice of test is based on contract design and is dependent on several factors, including the insured’s age at issue and intention of the owner concerning policy funding patterns. If this contract permits the policyholder to select the applicable test, this selection must be made at issue and cannot be changed. In some cases, only one test is available.

Under the Cash Value Accumulation Test, there must, at all times, be a minimum ratio of death benefit to cash value. Compliance with the test is based on the contract design at issue. The premiums permitted under this test are based on the death benefit, age and characteristics of the insured and types of riders on the policy.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the contract in relation to the death benefit. The initial premium limit is based on the death benefit, age and characteristics of the insured and types of riders on the policy. The actual premium limits each year will depend on the amount of premiums paid in a prior year. In addition to this premium test, there is also a minimum ratio of death benefit to cash value under the Cash Value Corridor. This Corridor looks to the age of the insured and the cash value each year and may require periodic adjustments in death benefit for compliance. In general, the death benefit required under this test is lower in the early years than that under the Cash Value Accumulation Test.

Death Benefit Proceeds

Death benefit proceeds payable under a life insurance contract are generally excludable from the gross income of the beneficiary under Code section 101(a)(1) unless there has been a transfer for valuable consideration or unless the specific requirements relating to Business and Corporate-Owned Policies are not met (see “Business and Corporate-Owned Policies”). Also, a policyholder should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, withdrawal or loan.

As described above, Code section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums paid in order to maintain compliance with such conditions. If the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyholder within 60 days after the end of the policy year, in order to maintain the qualification of the contract as life insurance for federal income tax purposes.

Full Surrender

Upon full surrender of a contract for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. In addition, it is possible that such income may be included in the definition of “net investment income” for purposes of section 1411 of the Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. It is currently an open question as to whether section 1411 applies to income from life insurance contracts; further clarification will be forthcoming. The full surrender of a contract that is a MEC may result in the imposition of an additional 10% tax on any income received. If the contract is subject to a loan at time of surrender, the outstanding loan amount is included in the computation of the amount received at the time of surrender. Thus, in the event of a surrender of a contract that is subject to a loan, the loan amount may result in ordinary income at the time of surrender.

A contract that lapses is treated as a full surrender for federal income tax purposes.

Withdrawal

Withdrawals are generally not taxable as long as the amount withdrawn does not exceed the total of the premiums paid and the contract is not a MEC. If the contract is classified as a MEC, withdrawals and other distributions are fully taxable to the extent of income in the policy. There are situations, however, in which a withdrawal from any contract (regardless of MEC status) can result in current taxation. A withdrawal, accompanied by a reduction in death benefits can result in current taxation under Code section 7702(f)(7), if the reduction in death benefits occurs during the first 15 years after a contract is issued. After 15 years, the withdrawal proceeds resulting from a reduction in death benefits will generally not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Policyholders should consult with tax advisors in advance of a proposed decrease in death benefits or a withdrawal as to the portion, if any, which would be subject to tax, and in addition as to the impact such withdrawal might have under the rules affecting modified endowment contracts.

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Loans

We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a MEC, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. If the policy is not a MEC, we believe that no part of any loan under a policy will constitute income to you as long as the policy remains in force. If there is a full surrender or lapse, an outstanding loan becomes part of the amount received upon surrender or lapse.

The deductibility by a policyholder of loan interest under a policy is limited under Code section 264. In most cases, there is no interest deduction permitted.

Sale of Policy

Upon a sale of the policy to a third party, the owner has taxable income of the excess, if any, of the amount received from the third party over the owner’s basis in the contract. The IRS provided in Revenue Ruling 2009-13 (Internal Revenue Bulletin 2009-21) that for purposes of sale of a life insurance contract, the owner’s basis in the contract is the premiums paid less cost of insurance charges. (For a surrender of the policy, the taxable income is based on the excess, if any, of the cash value over the premiums paid unreduced by any cost of insurance charges). In addition, it is possible that such income may be included in the definition of “net investment income” for purposes of section 1411 of the Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. It is currently an open question as to whether section 1411 applies to income from sale of life insurance contracts; further clarification will be forthcoming.

Business and Corporate-Owned Contracts

If the contract is owned by an entity engaged in a trade or business, there are Code provisions that impact the tax treatment of premiums, policy loan interest, contract earnings and death benefits. No deduction is permitted for premiums paid if the policyholder is a beneficiary under the contract. With limited exceptions, no deduction is allowed for interest paid or accrued on any loan. An interest deduction disallowance rule on interest relating to a different investment paid or incurred by the policyholder of a life insurance contract may also apply in the case of a contract insuring the life of an individual who is not an owner of the contract, or an officer, director, or employee of the policyholder’s business.

There is a tax proposal pending that would include remove the exclusions and apply the interest deduction disallowance to all business-owned contracts.

Under section 101(j) of the Code, death benefits may be subject to income tax unless (1) specified provisions relating to written notice to the insureds and written consent from the insureds are satisfied, and (2) criteria are satisfied concerning the relationship between the insured and policyholder or the insured and the death benefits. The policyholder is solely responsible for ensuring that these provisions are satisfied. The policyholder must also comply with required annual reporting and recordkeeping requirements as set forth by the Internal Revenue Service. In addition, for certain corporate policyholders, the death benefits and contract earnings may be subject to tax under the corporate alternative minimum tax.

Modified Endowment Contracts

General

The premiums paid into a life insurance contract are required to be tested under the “ 7-pay test” of Code section 7702A to determine if the contract will be classified as a modified endowment contract (“MEC”). Under this test, there is a premium limit that applies for the first 7 years of the contract and for 7 years after a material change to the contract.

If the contract is classified as a MEC, there is no change to the contractual terms of the policy; however, the tax treatment of loans, distributions and decreases is changed. For a MEC, loans and other distributions are taxed to the extent of gain (the excess of cash value over premiums paid).

There are situations in which a MEC may be intended by the policyholder. In these cases, the policyholder will be asked to sign an acknowledgement of intended MEC status either at issue or when the contract becomes classified as a MEC.

We will monitor premium payments to determine if the premium paid will exceed the MEC limit in effect at the time of the premium payment. Unless the contract is already a MEC and the policyholder has consented to MEC status, if a payment does exceed the limit and applying it to the contract would MEC status, we will remove the excess premium to reverse MEC status and offer the policyholder the opportunity to have the excess amounts reapplied. Premiums paid which are removed from the contract, with interest within 60 days after the end of the contract year are not treated as premiums paid and will not cause MEC status. If the policyholder chooses to have the premiums reapplied during the same contract year and the contract becomes a MEC, the MEC status cannot be reversed. A life insurance contract received in exchange for a MEC will be treated as a MEC.

Reduction in Benefits During the First Seven Years

If during the first seven contract years there is a reduction in death benefits or reduction or elimination of certain other riders, the MEC test is recalculated assuming the lowered death benefits. This recalculation is retroactive back to the beginning of the contract and each premium actually paid is tested against the recalculated limit. For a contract with two insureds in which the death benefit is payable
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upon the death of the last insured, a reduction in death benefits at any time during the life of the contract will cause a retroactive recalculation of the MEC test back to issue and actual premiums paid will be tested against the recalculated limit. A contract that becomes a MEC due to a reduction in benefits and a recalculation cannot have MEC status reversed.

Distributions Affected

If a contract fails the MEC test, it is considered a MEC only as to distributions in the year in which the test is failed and all subsequent contract years. In addition, distributions made within the two years prior to MEC status are treated as being made in anticipation of MEC status and are considered distributions under a MEC and are taxable in the year the contract becomes a MEC.

Penalty Tax

Any amounts taxable from a MEC will be subject to an additional 10% excise tax, except for distributions that are:

made on or after the taxpayer attains age 59½ attributable to the taxpayer’s disability (within the meaning of Code section 72(m)(7)); or part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

Material Change Rules

Any determination of whether the contract meets satisfied the MEC test will begin again any time the contract undergoes a “material change,” which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, except for an increase that is attributable to premiums paid “necessary to fund” the lowest death benefit and qualified additional benefits payable in the first seven contract years or to the crediting of interest or dividends with respect to these premiums.

A material change may occur at any time during the life of the contract (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the contract satisfied the MEC test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

Serial Purchase of MECs

All MECs issued by the same insurer (or affiliated companies of the insurer) to the same policyholder within the same calendar year will be treated as one MEC in determining the taxable portion of any loans or distributions made to the policyholder.

Limitations on Mortality and Expense Charges

The Code imposes limitations on mortality and expense charges in the computation of the definition of life insurance tests and in the MEC test. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the contract, unless U.S. Treasury regulations prescribe a different limitation. In addition, the expense charges taken into account under the Guideline Premium Test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the requirements in calculating all of the applicable tax limitations.

Qualified Plans

A contract may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the contract in conjunction with a qualified plan until you have consulted a pension, tax or legal advisor.

Diversification Regulations

Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

55% in any one investment 70% in any two investments 80% in any three investments 90% in any four investments

A “look-through” rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

We intend to comply with the Diversification Regulations to assure that the contracts qualify as life insurance contracts for federal income tax purposes.

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Owner/Investor Control

The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account, thereby resulting in current taxation of contract earnings. It is also critical that the insurance company and not the policyholder have control of the assets held in the separate accounts. A policyholder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a policyholder has too much “investor control” of the assets supporting the separate account funds, then the policyholder may be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

In 2003, the IRS issued Revenue Ruling 2003-91 that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The guidance also stated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the policyholders could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the policyholders to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like those described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the policyholders and us regarding the availability of a particular investment option and, other than the policyholder’s right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion.

At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should the there be any additional rules or regulations on this issue, including guidance limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment, we reserve the right to modify the contract to the extent required to maintain favorable tax treatment.

Change or Assignment of Ownership, Exchange of Policies or Change of Insured

Changing the policyholder or the insured or an exchange or assignment of the contract may have tax consequences depending on the circumstances. A change of insured under the same contract is treated as if the contract was fully surrendered and a new contract with a new insured was acquired. Any gain in the contract at the time of the change of insured is taxable income at that time. For exchanges in which the identity of the insured is not changed, Code section 1035 provides that a life insurance contract can be exchanged for another life insurance contract or for an annuity contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. If the surrendered contract is subject to a contract loan and the newly acquired contract is not subject to the same loan, this may be treated as the receipt of money on the exchange. To qualify under section 1035, the contract proceeds must be transferred directly from one insurer to another insurer. We recommend that any person contemplating such actions seek the advice of a legal or tax advisor.

Other Taxes

A life insurance contract may also raise issues concerning federal estate, gift and generation skipping taxes, state and local estate, inheritance and other taxes. We do not make any representations regarding the tax consequences with respect to these types of taxes.

Withholding and Information Reporting

We are required to file information returns with the Internal Revenue Service and state taxation or revenue authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder provide certain information, including social security number or tax identification number and current address.

We are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.

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In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance contract issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders. The Phoenix Companies, Inc. – Legal Proceedings about Company Subsidiaries

We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, employer, investor or investment advisor. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

For example, in fourth quarter of 2008, the New York State Insurance Department completed the on-site portion and initiated the off-site portion of its routine quinquennial financial and market conduct exam of Phoenix Life and its New York domiciled life insurance subsidiary for the five year period ending December 31, 2007.

Regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

Financial Statements

The financial statements of Phoenix Life Variable Universal Life Account as of December 31, 2009, and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009 are contained in the Statement of Additional Information (“SAI”), which you can get free of charge by calling the toll free number given on page one by writing to us at Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston MA 02266-8027, or by visiting our website www.phoenixwm.com. In addition, the SAI is available on the SEC’s website at www.sec.gov. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account or on Guaranteed Interest Account rates that we credit during a guarantee period.

Distribution

The Company has appointed PEPCO to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a distribution agreement. PEPCO, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses PEPCO for expenses PEPCO incurs in distributing the policies (e.g., commissions payable to retail broker-dealers who sell the policies). PEPCO does not retain any fees under the policies; however, PEPCO may receive 12b-1 fees from the funds.

PEPCO’s principal executive offices are located at 610 W. Germantown Pike, Suite 460, Plymouth Meeting, PA 19462. PEPCO is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”) , formerly known as the National Association of Securities Dealers, Inc. or NASD.

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PEPCO and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the policies but are exempt from registration. Applications for the policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Those representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the policy in all jurisdictions where it is licensed to do business and where the policy is approved. The policies are offered on a continuous basis.

On January 6, 2010 Phoenix announced that it had signed a definitive agreement with Tiptree Financial Partners, LP for it to acquire the Phoenix private placement insurance business, PFG Holdings, Inc., including PEPCO, the principal underwriter and distributor for the Phoenix variable annuity, life insurance, and SEC registered products (“SEC registered products”). The transaction, which is subject to regulatory approvals and other customary closing conditions, is expected to close in the second quarter of 2010. It is expected that PEPCO will be replaced by a Phoenix affiliated broker-dealer, 1851 Securities, Inc. Phoenix filed a new member application for 1851 Securities, Inc. with the Financial Industry Regulatory Authority on February 26, 2010. Phoenix expects 1851 Securities, Inc. to become the principal underwriter and distributor for the SEC registered products on or before September 30, 2010.

Compensation

Broker-dealers having selling agreements with PEPCO and the company are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits the company may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. We may also pay for sales and distribution expenses out of any payments the company or PEPCO may receive from the funds for providing administrative, marketing and other support and services to the funds.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies.

We will pay a maximum total sales commission of up to 99% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.

Percentage of Premium Payment

We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). The amount of commissions we pay may vary depending on the selling agreement.

Promotional Incentives and Payments

To the extent permitted by FINRA rules and other applicable laws and regulations, PEPCO may pay or allow other promotional incentives or payments in the firm of cash or other compensation.

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APPENDIX A – Investment Options

Please note: This information is intended to provide a brief summary of each fund’s investment objective and advisor information. For more detailed information regarding each fund you should consult the fund prospectus which can be found on our website, www.phoenixwm.com, or requested by writing to us at PO Box 8027, Boston, MA 02266-8027 or calling 1-800-541-0171. Not all funds listed here may be currently offered or available with your product. Please refer to the footnotes below and page one of your product prospectus for a list of the funds available with your product.

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Alger Capital Appreciation Portfolio1,[2],11	Long term capital appreciation	Fred Alger Management, Inc.
AllianceBernstein VPS Balanced Wealth Strategy Portfolio	To maximize total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein L.P.
Calvert VP S&P MidCap 400 Index Portfolio[3]	Seeks investment results that correspond to the total return performance of U.S. common stock, as represented by the S&P MidCap 400 Index	Calvert Asset Management Company, Inc.
		Subadvisor:	Summit Investment Partners, Inc.
DWS Equity 500 Index VIP	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, N.A
DWS Small Cap Index VIP	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, N.A
Federated Fund for U.S. Government Securities II	Current income by investing primarily in U.S. government securities and U.S Treasury and agency debenture securities	Federated Investment Management Company
Federated High Income Bond Fund II	High current income by investing in high yield, lower rated corporate bonds	Federated Investment Management Company
Federated Prime Money Fund II	Current income consistent with stability of principal and liquidity	Federated Investment Management Company
Fidelity® VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management and Research Company
Fidelity® VIP Growth Opportunities Portfolio	Capital growth	Fidelity Management and Research Company
Fidelity® VIP Growth Portfolio	Capital appreciation	Fidelity Management and Research Company
Fidelity® VIP Investment Grade Bond Portfolio	As high a level of current income as is consistent with the preservation of capital	Fidelity Management and Research Company
		Subadvisor:	Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth Securities Fund	Capital appreciation	Franklin Advisers, Inc.
Franklin Income Securities Fund	Maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc.
Invesco V.I. Capital Appreciation Fund [4]	Long term growth of capital	Invesco Advisers, Inc.[5]
Invesco V.I. Core Equity Fund [1,2,4]	Long term growth of capital	Invesco Advisers, Inc.[5]
Invesco V.I. Mid Cap Core Equity Fund [1,2,4]	Long term growth of capital	Invesco Advisers, Inc.[5]
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio[1,2],4	Long term capital appreciation	Lazard Asset Management LLC
Lord Abbett Series Fund Bond-Debenture Portfolio	High current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Growth and Income Portfolio	Long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Mid-Cap Value Portfolio	Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace	Lord, Abbett & Co. LLC
Mutual Shares Securities Fund	Capital appreciation with income as a secondary goal	Franklin Mutual Advisers, LLC
Neuberger Berman Advisors Management Trust Guardian Portfolio	Long term growth of capital; current income is a secondary goalLong term capital growth	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio	Long term capital growth	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Oppenheimer Capital Appreciation Fund/VA	Capital appreciation by investing in securities of well-known, established companies	OppenheimerFunds, Inc.
Oppenheimer Global Securities Fund/VA	Long-term capital appreciation by investing in securities of foreign insurers, “growth-type” companies, cyclical industries and special situations	OppenheimerFunds, Inc.
Oppenheimer Main Street Small-Cap Fund®/VA	Capital appreciation	OppenheimerFunds, Inc.
Phoenix Capital Growth Series	Intermediate and long-term capital appreciation with income as a secondary consideration	Phoenix Variable Advisors, Inc.
		Subadvisor:	Neuberger Berman Management LLC

A-1

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Phoenix Comstock Series[6]	Long-term capital appreciation with current income as a secondary consideration	Phoenix Variable Advisors, Inc.
		Subadvisor:	Morgan Stanley Investment Management Inc., d/b/a Van Kampen
Phoenix Dynamic Asset Allocation Series: Aggressive Growth	Long-term capital growth	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Dynamic Asset Allocation Series: Growth	Long-term capital growth with current income as a secondary consideration	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Dynamic Asset Allocation Series: Moderate	Current income with capital growth as a secondary consideration	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Dynamic Asset Allocation Series: Moderate Growth	Long-term capital growth and current income with a greater emphasis on capital growth	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Equity 500 Index Series[6]	High total return	Phoenix Variable Advisors, Inc.
		Subadvisor:	Morgan Stanley Investment Management Inc., d/b/a Van Kampen
Phoenix Growth and Income Series	Capital appreciation and current income	Phoenix Variable Advisors, Inc.
		Subadvisor:	Virtus Investment Advisers, Inc.
Phoenix Mid-Cap Growth Series	Capital appreciation	Phoenix Variable Advisors, Inc.
		Subadvisor:	Neuberger Berman Management LLC
Phoenix Mid-Cap Value Series	Long-term growth of capital by investing primarily in small-capitalization stocks to mid-capitalization stocks that appears to be undervalued	Phoenix Variable Advisors, Inc.
		Subadvisor:	Westwood Management Corp.
Phoenix Multi-Sector Fixed Income Series	Long-term total return	Phoenix Variable Advisors, Inc.
		Subadvisor:	Goodwin Capital Advisers, Inc.
Phoenix Multi-Sector Short Term Bond Series	High current income while attempting to limit changes in the series’ net asset value per share caused by interest rate changes	Phoenix Variable Advisors, Inc.
		Subadvisor:	Goodwin Capital Advisers, Inc.
Phoenix Small-Cap Growth Series	Long-term capital growth	Phoenix Variable Advisors, Inc.
		Subadvisor:	Neuberger Berman Management LLC
Phoenix Small-Cap Value Series	Long-term growth of capital by investing primarily in small-capitalization stocks that appear to be undervalued	Phoenix Variable Advisors, Inc.
		Subadvisor:	Westwood Management Corp.
Phoenix Strategic Allocation Series	High total return over an extended period of time consistent with prudent investment risk	Phoenix Variable Advisors, Inc.
		Subadvisor(s):	Goodwin Capital Advisers, Inc. (fixed income portion) Virtus Investment Advisers, Inc. (equity portion)
Phoenix-Aberdeen International Series	High total return consistent with reasonable risk	Phoenix Variable Advisors, Inc.
		Subadvisor:	Aberdeen Asset Management Inc.
Phoenix-Duff & Phelps Real Estate Securities Series	Capital appreciation and income with approximately equal emphasis	Phoenix Variable Advisors, Inc.
		Subadvisor:	Duff & Phelps Investment Management Company
PIMCO CommodityRealReturnTM Strategy Portfolio	Seeks maximum real return consistent with prudent investment management. The portfolio invests in Commodity-Linked derivative instruments backed by a portfolio of inflation-indexed and other fixed-income instruments	Pacific Investment Management Company LLC
PIMCO Real Return Portfolio	Seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio focuses on Inflation-Indexed Fixed Income Securities rated B to Aaa	Pacific Investment Management Company LLC
PIMCO Total Return Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio focuses on Intermediate Maturity Fixed Income Instruments rated B to Aaa	Pacific Investment Management Company LLC
Rydex VT Inverse Government Long Bond Strategy Fund1,[2]	Seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Fund’s current benchmark is the inverse of the daily price movement of the Long Treasury Bond	Security Global Investors[7]
Rydex VT Nova Fund1,[2]	Seeks to provide investment results that match the performance of its benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500 Index	Security Global Investors[7]
Rydex|SGI VT All-Cap Opportunity Fund1,[2],[8]	Seeks long-term capital appreciation	Security Global Investors[7]

A-2

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Sentinel Variable Products Balanced Fund	Seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value	Sentinel Asset Management, Inc.
Sentinel Variable Products Bond Fund	Seeks high current income while seeking to control risk	Sentinel Asset Management, Inc.
Sentinel Variable Products Common Stock Fund	Seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole	Sentinel Asset Management, Inc.
Sentinel Variable Products Mid Cap Growth Fund[9]	Seeks growth of capital	Sentinel Asset Management, Inc.
Sentinel Variable Products Small Company Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Templeton Developing Markets Securities Fund	Long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign Securities Fund	Long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth Securities Fund	Long-term capital growth	Templeton Global Advisors Limited
UIF Equity and Income Portfolio[10]	Capital appreciation and current income	Morgan Stanley Investment Management Inc.
Wanger International	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
Wanger International Select	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
Wanger Select	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
Wanger USA	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
[1]	This fund was closed to new investors on May 1, 2006.
[2]	Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular premium payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.
[3]	Name change effective April 30, 2010. Previously known as Summit S&P MidCap 400 Index Portfolio.
[4]	Name change effective April 30, 2010. Previously known as AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, and AIM V.I. Mid Cap Core Equity Fund, respectively.
[5]	Name change effective December 31, 2009. Formerly known as Invesco Aim Advisors, Inc.
[6]	Name change effective March 3, 2010. Formerly known as Phoenix-Van Kampen Comstock Series and Phoenix-Van Kampen Equity 500 Index Series, respectively.
[7]	Name change effective May 1, 2010. Formerly known as Rydex Investments.
[8]	Effective May 25, 2010, name will change to Rydex|SGI VT U.S. Long Short Momentum Fund.
[9]	Name change effective April 29, 2010. Formerly known as Sentinel Variable Products Mid Cap Growth Fund.
[10]	Name is anticipated to change to Invesco Van Kampen V.I. Equity and Income Fund, in the second quarter 2010.
[11]	Name change effective September 23, 2009. Formerly known as Alger American Capital Appreciation Portfolio.

A-3

Appendix B – Glossary of Special Terms

The following is a list of terms and their meanings when used in this prospectus.

Attained age: The age of the insured on the birthday nearest the most recent policy anniversary.

Cash surrender value: The cash surrender value is the policy value less any applicable surrender charge on the date of surrender and less any debt.

Death benefit option: The type of death benefit described in effect.

Debt: Unpaid policy loans with accrued interest.

Due proof of death: A certified death certificate, or an order of a court of competent jurisdiction, or any other proof acceptable to us.

In force: The policy has not terminated or otherwise lapsed in accordance with the grace period and lapse provision.

In writing (written notice, written request): Is a written form signed by you, satisfactory to us and received by us.

Monthly calculation day: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same days of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

Net amount at risk: On a monthly calculation day it is the death benefit minus the policy value prior to the deduction of the cost of insurance charge. On any other day it is the death benefit minus the policy value.

Payment date: The valuation date on which a premium payment or loan repayment is received by us unless it is received after the close of the New York Stock Exchange in which case it will be the next valuation date.

Policy anniversary: The anniversary of the policy date.

Policy date: The policy date shown on the schedule pages from which policy years and policy anniversaries are measured.

Policy month: The period from one monthly calculation date up to, but not including, the next monthly calculation date.

Policy value: The sum of your policy’s share in the value of each investment option plus the value of your policy allocated to the Guaranteed Interest Account.

Policy year: The first policy year is the one-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the one-year period from the policy anniversary up to, but not including, the next policy anniversary.

Investment Options: The accounts within our Separate Account to which nonloaned assets under the policy are allocated.

Unit: A standard of measurement used to determine the share of this policy in the value of each investment option of the Separate Account.

Valuation Period: The period in days from the end of one valuation date through the next valuation date.

We (our, us, company): Phoenix Life Insurance Company.

You (your): The owner of this policy at the time an owner’s right is exercised.

B-1

Phoenix Life Insurance Company
PO Box 22012
Albany, NY 12201-2012

Additional information about the Flex Edge Success® and Joint Edge® Policies and the Phoenix Life Variable Universal Life Account (the “Separate Account”) is contained in the Statement of Additional Information (“SAI”) dated April 30, 2010, which has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus.

The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171 or, you can download copies from The Phoenix Companies, Inc. web site: phoenixwm.com.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 100 F Street, NE, Room 1580, Washington, D.C. 20549.

Phoenix Life Insurance Company

A member of The Phoenix Companies, Inc.

phoenixwm.com

V603, V601

Investment Company Act File No. 811-04721

L0224PR©2010 The Phoenix Companies, Inc.

4-10

Individual Edge®

Phoenix Life Variable Universal Life Account Issued by: Phoenix Life Insurance Company	[Version C]

PROSPECTUS	April 30, 2010

This prospectus describes a flexible premium fixed and variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account, Long-term Guaranteed Interest Account, (collectively, “Guaranteed Interest Accounts”) and/or one or more of the investment options of the Phoenix Life Variable Universal Life Account (“Separate Account”). The investment options purchase, at net asset value, shares of the following funds:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares 2

     Invesco V.I. Capital Appreciation Fund 3      InvescoV.I. Core Equity Fund 1, 4      Invesco V.I. Mid Cap Core Equity Fund 1, 5

The Alger Portfolios – Class I-2 Shares 6

     Alger Capital Appreciation Portfolio 7

Calvert Variable Products, Inc.-Class 1 8

     Calvert VP S&P MidCap 400 Index Portfolio 9

DWS Investments VIT Funds– Class A

     DWS Equity 500 Index VIP      DWS Small Cap Index VIP

Federated Insurance Series

     Federated Fund for U.S. Government Securities II      Federated High Income Bond Fund II – Primary Shares      Federated Prime Money Fund II

Fidelity ® Variable Insurance Products – Service Class

     Fidelity® VIP Contrafund® Portfolio      Fidelity® VIP Growth Opportunities Portfolio      Fidelity® VIP Growth Portfolio      Fidelity® VIP Investment Grade Bond Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

     Franklin Income Securities Fund      Mutual Shares Securities Fund      Templeton Developing Markets Securities Fund      Templeton Foreign Securities Fund      Templeton Growth Securities Fund

Lazard Retirement Series, Inc. – Service Shares

     Lazard Retirement U.S. Small-Mid Cap Equity Portfolio 10

Lord Abbett Series Fund, Inc. – Class VC

     Lord Abbett Bond-Debenture Portfolio      Lord Abbett Growth and Income Portfolio      Lord Abbett Mid-Cap Value Portfolio

Neuberger Berman Advisers Management Trust – Class S

     Neuberger Berman Advisers Management Trust Guardian Portfolio      Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio

Oppenheimer Variable Account Funds – Service Shares

     Oppenheimer Capital Appreciation Fund/VA      Oppenheimer Global Securities Fund/VA      Oppenheimer Main Street Small-Cap Fund®/VA

The Phoenix Edge Series Fund

     Phoenix Capital Growth Series      Phoenix Comstock Series 11      Phoenix Dynamic Asset Allocation Series: Aggressive Growth      Phoenix Dynamic Asset Allocation Series: Growth      Phoenix Dynamic Asset Allocation Series: Moderate Growth      Phoenix Dynamic Asset Allocation Series: Moderate      Phoenix Equity 500 Index Series 12      Phoenix Growth and Income Series      Phoenix Mid-Cap Growth Series      Phoenix Mid-Cap Value Series      Phoenix Multi-Sector Fixed Income Series      Phoenix Multi-Sector Short Term Bond Series      Phoenix Small-Cap Growth Series      Phoenix Small-Cap Value Series      Phoenix Strategic Allocation Series      Phoenix-Aberdeen International Series      Phoenix-Duff & Phelps Real Estate Securities Series

PIMCO Variable Insurance Trust – Advisor Class

     PIMCO CommodityRealReturnTM Strategy Portfolio      PIMCO Real Return Portfolio      PIMCO Total Return Portfolio

The Rydex Variable Trust

     Rydex|SGI VT All-Cap Opportunity Fund 1, 13      Rydex VT Inverse Government Long Bond Strategy Fund 1      Rydex VT Nova Fund 1

Sentinel Variable Products Trust

     Sentinel Variable Products Balanced Fund      Sentinel Variable Products Bond Fund      Sentinel Variable Products Common Stock Fund      Sentinel Variable Products Mid Cap Fund 14      Sentinel Variable Products Small Company Fund

The Universal Institutional Funds, Inc. (d.b.a. Van Kampen) – Class II Shares

     UIF Equity and Income Portfolio 15

Wanger Advisors Trust

     Wanger International      Wanger International Select      Wanger Select      Wanger USA

See Appendix A for additional information.

1 Closed to new investors on May 1, 2006. 2 Formerly known as AIM Variable Insurance Funds. 3 Formerly known as AIM V.I. Capital Appreciation Fund. 4 Formerly known as AIM V.I. Core Equity Fund. 5 Formerly known as AIM V.I. Mid Cap Core Equity Fund. 6 Formerly known as The Alger American Fund. 7 Formerly known as Alger American Capital Appreciation Portfolio. 8 Formerly known as Summit Mutual Funds, Inc. 9 Formerly known as Summit S&P Mid Cap 400 Index Portfolio. 10 Formerly known as Lazard Retirement U.S. Small Cap Equity Portfolio. 11 Formerly known as Phoenix-Van Kampen Comstock Series. 12 Formerly known as Phoenix-Van Kampen Equity 500 Index Series. 13 Formerly known as Rydex Variable Trust All-Cap Opportunity Fund. On or about May 25, 2010, the name will change to Rydex|SGI VT U.S. Long Short Momentum Fund. 14 Formerly known as Sentinel Variable Products Mid Cap Growth Fund. 15 Name of fund anticipated to change, to Invesco Van Kampen V.I. Equity and Income Fund, in the second quarter 2010.

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The U.S. Securities and Exchange Commission (“SEC”) has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Read and keep this prospectus for future reference. The policy is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Policy investments are subject to risk, including the possible loss of principal invested. If you have any questions, please contact us at:

Phoenix Variable Products Mail Operations (“VPMO”) PO Box 8027 Boston, MA 02266-8027	Variable and Universal Life Administration (“VULA”) 800/541-0171

1

2

Benefit/Risk Summary

Most of the terms used throughout this prospectus are described within the text where they first appear. Certain terms, marked by italics, have been defined and can be found in “Appendix B-Glossary of Special Terms” located at the end of the prospectus.

This prospectus contains information about all the material rights and features of the variable life policy that you should understand before investing. This summary describes the general provisions.

Policy Benefits

Death Benefits

The policy is first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the person insured under the policy.

You will choose a death benefit when you apply for a policy.

Death Benefit Option 1 is equal to the greater of the policy’s face amount, or the minimum death benefit. Death Benefit Option 2 equals the greater of the face amount plus the policy value, or the minimum death benefit.

You may change your Death Benefit Option at any time. Death Benefit Option 1 applies if you do not choose an option.

The minimum death benefit is equal to the policy value increased by a percentage taken from a table in the policy based on the policy year and the insured person’s age.

Also available, is the Death Benefit Protection Rider, an additional insurance option that you may purchase by paying specified premiums.

You should consult your registered representative to discuss how much premium you should allocate to the policy. The amount of premium you should allocate to the policy can differ depending on what your financial protection needs are. If you are buying the policy purely for death benefit protection, you should carefully consider the advantages and disadvantages of choosing to allocate more premium than needed to keep the policy in force under Death Benefit Option A.

Loans and Partial Surrenders

Generally, you may take loans against 90% of the policy’s cash surrender value subject to certain conditions. The cash surrender value is the policy value reduced by outstanding loans and loan interest and any applicable surrender charge.

You may partially surrender any part of the policy anytime. A partial surrender fee will apply and a separate surrender charge may also be imposed.

You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed.

Partial surrenders and loans negatively affect the policy value and can increase the risk that the policy will lapse. Partial surrenders reduce the face amount of the policy. Additionally, each of these transactions has costs associated with them.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Investment Choices

You may select from a wide variety of investment options and two Guaranteed Interest Accounts. Each investment option invests directly in a professionally managed fund. You may transfer policy value among any of the investment options and the Guaranteed Interest Accounts while continuing to defer current income taxes.

Asset Allocation and Strategic Programs

You may also elect an asset allocation or strategic program through which to allocate your premiums and policy value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at the sole discretion of the Company. For more information on the programs, refer to the section on “Asset Allocation and Strategic Programs.”

Temporary Insurance Coverage

We will issue you a Temporary Insurance Receipt when you submit the complete, signed application and issue premium. This will provide you with immediate insurance protection under the terms set forth in the policy and in the Receipt.

Flexible Premiums

The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse.

Optional Insurance Benefits

The following benefits may be available to you by rider:

  Disability Waiver of Specified Premium
  Accidental Death Benefit
  Death Benefit Protection
  Whole Life Exchange Option (not available after January 27, 2003)
  Purchase Protection Plan
  Living Benefits
  Cash Value Accumulation
  Child Term
  Family Term
  Phoenix Individual Edge Term
  Age 100+ Rider
  LifePlan Options Rider

Availability of these riders depends upon state approval and may involve extra cost.

3

Your Right to Cancel the Policy

You have the right to review the policy and cancel it if you are not satisfied.

Simply return the policy to us within 10 days after you receive it, or within 45 days of signing the application. Your state may require a longer period.

Policy Risks

Suitability Risk

Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. Surrender charges apply during the first ten years; therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of the policy value during the first several policy years.

Replacements

Replacing any existing policy with this policy may not be to your advantage. You should talk with your registered representative before you replace your variable life insurance policy. You should carefully compare the risks, charges, and benefits of your existing policy to the replacement policy to determine if replacing your existing contract benefits you. Additionally, replacing your policy could result in adverse tax consequences so you should also consult with your tax professional. You should know that once you have replaced your variable life insurance policy, you generally cannot reinstate it unless the insurer is required to reinstate the previous policy under state law. This is true even if you choose not to accept your new variable life insurance policy during your “free look” period.

Conflicts of Interest

Broker-dealers and registered representatives often sell products issued by several different and unaffiliated insurance companies and the amount of compensation payable may vary significantly. Additionally, compensation paid to a broker-dealer or registered representative will also vary between products issued by the same insurance company, including additional compensation payable as part of certain service arrangements. A broker-dealer and its registered representatives may have an incentive to promote or sell one product over another depending on these differences in the compensation, potentially resulting in the sale of a product that may not be the best product to suit your needs. You should talk to your registered representative if you have questions about potential conflicts of interest that may be created by varying compensation plans. You can find more information about the types of compensation arrangements we offer in the “Distribution” section of this prospectus.

Tax Effects

Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Separate Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes. Additionally, certain funding circumstances may cause a policy to become a modified endowment contract (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions from a MEC policy received prior to the policyowner’s attainment of age 59-1/2 are subject to a 10% penalty tax.

Risk of Lapse

During the first eight policy years the policy will remain in force as long as the policy value is enough to pay the monthly charges incurred under the policy. After that, your policy will remain in force as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value (or the policy value in the first 8 years) is no longer enough to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount. If your policy lapses, it may not be reinstated.

Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.

Investment Risk

A comprehensive discussion of the risks of each fund purchased by an investment option of the Separate Account may be found in the funds’ prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities, and the policy owner assumes the risk of gain or loss according to the performance of the fund. There is no assurance that any series will achieve its stated investment objective.

Transfer Risk

Transfers or deposits to the Guaranteed Interest Account are generally limited to no more than $250,000 during any one week period. Transfers out of the Guaranteed Interest Account are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Account is limited based on a schedule described later in this prospectus. We reserve the right to reject or restrict transfers if an underlying mutual fund or we determine the transfers reflect a disruptive trading. Minimum balance and minimum transfer limits apply.

Face Amount Increase Risk

Face amount increases will increase the potential surrender charges under the policy.

The following tables describe the fees, and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

4

Fee Tables

Transaction Fees

Charge	When Deducted	Maximum Amount Deducted
Premium Tax	Upon Payment.	2.25% of each premium.
Federal Tax Charge	Upon Payment.	1.50% of each premium.
Issue Expense Charge and Face Amount Increase	1/12th of the fee is deducted on each of the first 12 monthly calculation days[1] after policy issue or face amount increase.	The maximum charge is $600[2].
Surrender Charge	Upon full surrender or lapse.	A maximum of 2.25 times the Commission Target Premium [3]. We will provide your surrender charges before we issue your policy.
Partial Surrender Charge	Upon Partial Surrender or a decrease in the policy face amount.	For a partial surrender:
The charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value.
For a decrease in face amount:
The charge that would apply upon a full surrender multiplied by the decrease in face amount divided by the face amount prior to the decrease.
Partial Surrender Fee	Upon Partial Surrender.	2% of surrender amount up to a maximum of $25.
Transfer Charge	Upon Transfer.	At present, we do not charge for transfers between investment options, but we reserve the right to charge up to $10 per transfer after the first two transfers in any given policy year.
[1]	The monthly calculation day occurs on same day as the policy date (the date from which policy years and anniversaries are measured) or if that date does not fall in any given month, it will be the last day of the month.
[2]	The Issue Expense Charge is $1.50 per $1,000 of face amount. Policies with a face amount of less than $400,000 will have a total charge of less than $600.
[3]	Surrender charges are level for the first 5 policy years. Thereafter, the surrender charge decreases each year until the 10th policy year at which point the charge declines to 0. The Commission Target Premium (CTP) is an arithmetical formula based on personal information (i.e., age, gender, risk class), and the policy face amount. We will provide your surrender charges before we issue your policy.

Periodic Charges Other than Fund Operating Expenses

Charge	When Deducted	Maximum Amount Deducted
Cost of Insurance[1]	On each Monthly Calculation Day.
Minimum and Maximum Charges	.......................................	$0.02 - $83.33 per $1,000 of amount at risk[2] each month.
Example for a male age 37 in the nonsmoker premium class.	.......................................	We would charge $0.143 per $1,000 of amount at risk [2] per month. We will increase this charge as he ages.
Administrative Charge	On each Monthly Calculation Day.	$10 per month.
Mortality and Expense Risk Charge[3]	Daily	0.80% on an annual basis, of investments in the investment options.
Other Tax Charges	When we become liable for taxes.	We currently do not charge for taxes, however we reserve the right to impose a charge should we become liable for taxes in the future. Possible taxes would include state or federal income taxes on investment gains of the Separate Account and would be included in our calculation of investment option values.
Loan Interest Rate Charged[4]	Interest accrues daily and is due on each policy anniversary. If not paid on that date, we will treat the accrued interest as another loan against the policy.	The maximum net cost to the policy value is 2% of the loan balance on an annual basis.
Optional Insurance Benefits
Death Benefit Protection Rider	On each Monthly Calculation Day.	$0.01 per $1,000 of face amount per month.
5

Charge	When Deducted	Maximum Amount Deducted
Purchase Protection Plan Rider	On Rider Date, and on each Monthly Calculation Day.
Minimum and Maximum	.......................................	$0.05 - $0.17 per unit[8] purchased per month.
Example for a male age 35 in the nonsmoker premium class.	.......................................	$0.121275 per unit[8] purchased per month.
Child Term Rider[5]	On each Monthly Calculation Day.
Minimum and Maximum	.......................................	$0.06 - $0.11 per $1,000 of rider face amount per month.
Example for a male age 10.	.......................................	$0.0567 per $1,000 of rider face amount.
Family Term Rider[5]	On each Monthly Calculation Day.
Minimum and Maximum	.......................................	$0.08 - $6.49 per $1,000 of rider face amount per month.
Example for a male age 41.	.......................................	$0.3141 per $1,000 of rider face amount per month.
Phoenix Individual Edge Term Rider[5]	On each Monthly Calculation Day.
Minimum and Maximum	.......................................	$0.05 - $156.94 per $1.000 of rider face amount per month.
Example for a male age 37 in the nonsmoker premium class.	.......................................	$0.0786 per $1.000 of rider face amount per month.
Disability Waiver of Specified Premium Rider[6]	On each Monthly Calculation Day.
Minimum and Maximum	.......................................	$0.22 - $0.82 per $100 of premium waived per month.
Example for a male age 35 in the nonsmoker premium class.	.......................................	$0.2358 per $100 of premium waived per month.
Accidental Death Benefit Rider[7]	On each Monthly Calculation Day.
Minimum and Maximum	.......................................	$0.07 - $0.26 per $1,000 of rider amount per month.
Example for a male age 36 in the nonsmoker premium class.	.......................................	$0.072265 per $1,000 of rider amount per month.
Living Benefits Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Cash Value Accumulation Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Whole Life Exchange Rider[7]	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Age 100+ Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
LifePlan Options Rider	We do not charge for this rider.	Though we do not charge for this rider, to the extent there is an increase in face amount, there will be an increase in the cost of insurance. We describe this rider later under “Optional Insurance Benefits.”
[1]	Cost of insurance charges will vary according to age, gender, premium class, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
[2]	The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
[3]	We currently offer reduced mortality and expense risk charges beginning in policy year 16 of 0.25% of average daily net assets invested in the investment options. We do not deduct this charge from investments in the Guaranteed Interest Account.
[4]	The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 0.25% on an annual basis. For more information see “Charges and Deductions” and “Loans.”
[5]	This charge will vary according to age, gender and risk classification. Charges will generally increase with age.
[6]	This charge for this rider depends on age, gender and risk classification at issue, but will not increase with age.
[7]	This rider is no longer available.
[8]	Each unit entitles you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider.
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The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2009, charged by the funds that you may pay indirectly during the time that you own the policy. This table does not reflect any fees that may be imposed by the funds for short-term trading. Also, the Phoenix Dynamic Asset Allocation Series are series of a fund of funds. Funds of funds may have higher operating expenses than other funds since funds of funds invest in underlying funds which have their own expenses. Total Annual Fund Operating Expenses are deducted from a fund’s assets and include management fees, distribution and/or 12b-1 fees, and other expenses, but do not include any redemption fees that may be imposed by various funds. More detail concerning each of the fund’s fees and expenses is contained in the prospectus for each fund.

TOTAL ANNUAL FUND OPERATING EXPENSES

	Minimum	Maximum
Gross Annual Fund Operating Expenses	0.34%	2.47%
Net Annual Fund Operating Expenses[1]	0.34%	2.23%
[1]	Phoenix Variable Advisors, Inc, advisor to the Phoenix Edge Series Fund, and other advisors and/or other service providers to the funds have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Total Annual Fund Operating Expenses shown in the first row of the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses shown in the second row reflects the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2011. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund’s prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.

Phoenix Life Insurance Company

In this prospectus, the “Company,” “we,” “us,” and “our” refers to Phoenix Life Insurance Company or “Phoenix Life.” Phoenix is a life insurance company, which is wholly owned by The Phoenix Companies, Inc. (“PNX”). Phoenix Life sells variable life insurance and annuity products to individual and institutional customers. Phoenix Life is organized as a New York stock company. Our executive and administrative office is at One American Row, Hartford, CT 06102-5056. Our New York principal office is at 31 Tech Valley Drive, East Greenbush, New York 12061.

Obligations under the contracts are obligations of Phoenix Life. You may make contributions to the Guaranteed Interest Accounts or “GIAs” which are supported by the assets in Phoenix Life’s general account. Such contributions are not invested in the Separate Account. The GIAs are part of the general account of Phoenix Life (the “General Account”). The General Account supports all insurance and annuity obligations of Phoenix Life and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the “Guaranteed Interest Accounts” section below.

Policy Guarantees

Any guarantee under the policy, such as interest credited to the GIA or any guarantees provided by a rider to your variable life policy are paid from our general account. Therefore, any amounts that we may pay under the policy as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. Under New York law, insurance companies are required to hold a specified amount of reserves in order to meet the policy obligations of their general account to policy owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks. Useful information about Phoenix’s financial strength, including information on our general account portfolio of investments, may be found on our website located under “About Us”/”Financial Strength” along with information on ratings assigned to us by one or more independent rating organizations. Additionally, the consolidated financial statements and financial schedules from PNX and subsidiaries’ Annual Report on Form 10-K for the year ended December 31, 2009 and any applicable amendments, may also be found on our website, phoenixwm.com, or a copy of any of the above referenced documents may be obtained for free by calling VULA.

Phoenix Life Variable Universal Life Account

Phoenix Life established the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of the Company.

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The Separate Account purchases shares in mutual funds called “underlying funds.” The Separate Account is divided into sections called “investment options.” There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the policy value you allocate to the Separate Account purchases “units” of the Separate Account. The units are allocated to the investment options of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to “Policy Values” for more details on unit values and to “the Underlying Funds” for more information about the funds.

Phoenix Life does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account. Phoenix Life insurance Company is obligated to pay all amounts contractually owed under the policies.

The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the policy value that you contribute and allocate to the Separate Account. Under New York law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable annuity product or to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available.

We reserve the right to add, remove, modify, or substitute underlying funds in which the Separate Account invests.

Your registered representative should provide you with a copy of this prospectus at the time you apply for a policy. You may obtain a copy of the underlying fund prospectuses by calling the VULA at the phone number located on the front page of this prospectus. Additionally, we will provide a copy of these prospectuses when you have purchased the policy. We will provide you updated prospectuses for your policy and the underlying funds at least annually.

Performance History

We may choose to include performance history of the investment options or the underlying funds in advertisements, sales literature or reports. Performance information about each investment option is based on past performance and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option.

Valuation Date

A valuation date is every day the NYSE is open for trading and Phoenix is open for business. However, transaction processing may be postponed for the following reasons

1.	the NYSE is closed or may have closed early;
2.	the SEC has determined that a state of emergency exists; or
3.	on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day).

The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

Voting Rights

We legally own all fund shares held by the investment options; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the investment options. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each investment option in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. When determining the number of votes, fractional shares will be recognized.

We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policyowners controlling the vote. We may ask you to provide voting instructions for such items as:

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1)	the election or removal of the fund’s Trustees;
2)	the ratification of the independent accountants for the fund;
3)	approval or amendment of investment advisory agreements;
4)	a change in fundamental policies or restrictions of the fund; and
5)	any other matters requiring a shareholder vote.

You may obtain an available fund’s prospectus by contacting us at the address and telephone number given on page one.

The Variable Investment Options

You choose the variable investment options to which you allocate your premium payments. These variable investment options are investment options of the Separate Account. The investment options invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and you should not compare the two.

The underlying funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. Finally, when the Company develops a variable annuity (or life) product in cooperation with a fund family or distributor (e.g., a “private label” product), the Company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company’s selection criteria.

Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant policy owner assets.

In addition, if any of the underlying funds become unavailable for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the policy, we may substitute another variable investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new variable investment options available.

Each investment option of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any series will achieve its stated investment objective.

You will find detailed information about the underlying funds and their inherent risks in the current prospectuses for the underlying funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the underlying funds will meet its investment objectives. Copies of the fund prospectuses may be obtained by contacting us at the address or telephone number provided on the first page of this prospectus.

Administrative, Marketing and Support Service Fees

The Company and the principal underwriter for the policy have entered into agreements with the investment advisor, subadvisor, distributor, and/or affiliated companies of most of the underlying funds under which the Company and the principal underwriter for the policies receive payments. We have also entered into agreements with the Phoenix Edge Series Fund and its advisor, Phoenix Variable Advisors, Inc., with whom we are affiliated. These agreements compensate the Company and the principal underwriter for the policies for providing certain administrative, marketing, or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other contracts offered by the Company. The Phoenix Edge Series Fund pays a flat fee to Phoenix Life Insurance Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of
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the average net assets of an underlying fund attributable to the relevant contracts. The flat fee rates may be as much as $1.6 million. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its Total Annual Operating Expenses and is not paid directly from the assets of your variable insurance policy.

These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.

These administrative services may include but are not limited to soliciting applications for Variable Contracts issued by the Company, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of Variable Contract owner’s); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

The Guaranteed Interest Accounts

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account or Long-term Guaranteed Interest Accounts. Amounts you allocate to the Guaranteed Interest Accounts are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit any excess interest as determined by us based on expected investment yield information.

The Long-term Guaranteed Interest Account has more restrictive transfer options out of the general account than the Guaranteed Interest Account so that longer term investments can be made.

We reserve the right to limit total deposits to the Guaranteed Interest Accounts to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Accounts at any time. In general, you may make only one transfer per year from the Guaranteed Interest Accounts. Transfers from the Guaranteed Interest Accounts may also be subject to other rules as described in this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

The features specific to each type of Guaranteed Interest Account are detailed below.

Guaranteed Interest Account

We reserve the right to limit transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the nonloaned portion of the Guaranteed Interest Account as of the date of the transfer. You may transfer the total policy value out of the Guaranteed Interest Account to one or more of the investment options over a consecutive 4-year period according to the following schedule:

First Year:	25% of the total value
Second Year:	33% of remaining value
Third Year:	50% of remaining value
Fourth Year:	100% of remaining value

Long-term Guaranteed Interest Account

This investment option is only available to policies issued on or after September 27, 2004. The amount that can be transferred out is limited to the greatest of (a) $1,000, (b) 10% of the policy value in the Long-term Guaranteed Interest Account as of the date of the transfer, or (c) the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year.

Transfers from the Long-term Guaranteed Interest Account are not permitted under the Systematic Transfer Programs.

We reserve the right to limit transfers and cumulative premium payments to $1,000,000 over a 12-month period.

Charges and Deductions

General

Charges are deducted in connection with the policy to compensate us for:

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our expenses in selling the policy; underwriting and issuing the policy; premium and federal taxes incurred on premiums received; providing the insurance benefits set forth in the policy; and assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

issue expense charge; and/or surrender charge.

Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Phoenix tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

Charges Deducted from Premium Payments

Premium Tax Charge

Various states (and counties and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.62% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky, Alabama and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.

Federal Tax Charge

A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.

Periodic Charges

Monthly Charges

We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among investment options and the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account based on your specified allocation schedule.

You will select this schedule in your application, and you can change it later. If the amount allocated to an investment option or the nonloaned portion of the Guaranteed Interest Account is less than the amount to be deducted, unless we agree otherwise, we will proportionally increase the deduction from the other investment options or Guaranteed Interest Account.

Administrative Charge. This charge covers the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements. We guarantee this charge will never exceed $10 per month. Cost of Insurance. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy’s death benefit and your policy value. We generally base our rates on the insured person’s gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners’ Standard Ordinary Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.

We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.

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Subject to our underwriting requirements with respect to issue age and minimum face amount, policy owners who qualified for our most selective risk classifications at the time of policy issue and who have a Body Mass Index within a specified range at the end of policy years 5, 10, 15, and 20, and in some states, at issue, may be eligible for discounted cost of insurance rates beginning at the end of policy years 5, 10, 15, and 20. Under this program, policy owners may request an improvement in risk classification for the face amount at the end of the 5th policy year, and also at the end of policy years 10, 15, and 20 if we have granted all prior improvement requests related to the policy. We will require evidence that the insured meets our underwriting requirements for an improved risk classification. If approved and the improved risk classification results in lower cost of insurance rates, these rates will be effective on the monthly calculation day following our approval of your request. We may cease to offer this program for new policies at any time. Issue Expense Charge

This charge helps us to pay the underwriting and start-up expenses we incur when we issue the policy. There is an issue expense charge of $1.50 per $1,000 of base face amount with a $600 maximum. One twelfth of the charge is deducted on each monthly calculation day, for the first policy year.

You will incur a new issue expense charge if you increase your policy’s face amount. We will assess the new charge only on the amount of the increase. We deduct this charge in 12 equal installments for the year following policy issue or a face amount increase. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

Cost of Optional Insurance Benefits. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.

Certain riders are available at no charge with every Individual Edge policy:

  Living Benefits Rider. This rider allows, in the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit, to a maximum of $250,000, with the provision that a minimum of $10,000 face amount remain on the policy thereafter.
  Cash Value Accumulation Rider. You must elect this rider before we issue your policy. The rider generally allows you to pay more premium than would otherwise be permitted.
  Age 100+ Rider. This rider maintains the full death benefit under the policy after the insured’s age 100, as long as the cash surrender value is greater than zero.
  Life Plans Options Rider. At specified policy anniversaries, you can exercise or elect one of three options to: (1) increase the face amount; (2) to reduce the face amount without incurring a partial surrender charge; or (3) to exchange the policy for an annuity without incurring a surrender charge. For policies issued on or after September 3, 2002, this Rider is not available with any policy issued as part of a qualified plan.

  Whole Life Exchange Option Rider (no longer available). This rider permits you to exchange your policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. To the extent there is an increase in face amount there will be an increase in the cost of insurance. See your rider for more information and limitations.

We charge for providing benefits under the following riders:

  Disability Waiver of Specified Premium Rider charges will depend on the age and gender of the person we insure, and the amount of premium waived. We also offer this rider with substandard ratings of 150% and 200%. We insure people from age 5 through 60 under this rider and terminate the rider when the insured person reaches age 65.
  Accidental Death Benefit Rider charges vary based on age, sex, and amount of additional death benefit.
  Purchase Protection Plan Rider charges vary based on age. The maximum number of PPP units allowed varies with issue age and cannot be more than twice the initial base face amount in thousands. This rider is available to those we insure up to age 37.
  Child Term Rider charges depend on the child’s age and gender, and the Rider’s face amount. This rider is available for children up to age 17, and will terminate when the child reaches age 25.
  Family Term Rider charges vary based on the age(s), gender(s), smoker classification(s) of the family members and with the Rider’ face amount. This rider is available for family members of the person insured under the policy who are between the ages of 18 and 60, and will terminate when the family member reaches age 70.
  Phoenix Individual Edge Term Rider charges vary based on age, gender, smoker classification, and table rating, and the Rider’s face amount.
  Death Benefit Protection Rider charge is based upon the face amount.

Daily Charges

We deduct a percentage each business day from every investment option. This deduction is reflected in each investment option’s daily value.

Mortality and Expense Risk Charge. We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.
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We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.

If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

We will deduct this charge only from your investments in the Separate Account. We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.

For the first 15 policy years we charge the maximum mortality and expense charge of 0.80% of your policy value in the investment options for all policy options on an annual basis. Beginning in policy year 16 we charge a reduced mortality and expense risk charge of 0.25% on an annual basis.

Loan Interest Charged. We charge your policy for outstanding loans at the rates illustrated in the tables below.

As shown, the rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account. These rates apply until the person insured reaches age 65, after that, the rates for Policy Years 16+ will apply.

	Loan Interest Rate Charged		Rate We Credit the Loaned Portion of the Guaranteed Interest Account
Policy Years:	Most States	New York/ New Jersey	Most States	New York/ New Jersey
1-10	4%	6%	2%	4%
11-16	3%	5%	2%	4%
16+	2.25%	4.25%	2%	4%

Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

Conditional Charges

These are other charges that are imposed only if certain events occur.

Surrender Charge. During the first 10 policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid from the policy value only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period.

The following table shows the surrender charges applicable for a male Nonsmoker for a face amount of $100,000:

Issue Age	Initial Surrender
25	$1,235.25
35	1,923.75
45	3,127.94
55	4,611.17
65	5,850.00
75	5,850.00
85	5,850.00

The following table gives a specific example for the duration of the surrender charge period for a male age 35 nonsmoker, for a face amount of $100,000. The surrender charge is equal to:

Surrender Charge Schedule
Policy Month	Surrender Charge	Policy Month	Surrender Charge
1-12	$1923.75	89	$1179.90
13-24	1923.75	90	1154.25
25-36	1923.75	91	1128.60
37-48	1923.75	92	1102.95
49-60	1923.75	93	1077.30
61	1898.10	94	1051.65
62	1872.45	95	1026.00
63	1846.80	96	1000.35
64	1821.15	97	958.63
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Surrender Charge Schedule
Policy Month	Surrender Charge	Policy Month	Surrender Charge
65	1795.50	98	916.90
66	1769.85	99	875.18
67	1744.20	100	833.45
68	1718.55	101	791.73
69	1692.90	102	750.01
70	1667.25	103	708.28
71	1641.60	104	666.56
72	1615.95	105	624.83
73	1590.30	106	583.11
74	1564.65	107	541.39
75	1539.00	108	499.66
76	1513.35	109	457.94
77	1487.70	110	416.21
78	1462.05	111	374.49
79	1436.40	112	332.77
80	1410.75	113	291.04
81	1385.10	114	249.32
82	1359.45	115	207.59
83	1333.80	116	165.87
84	1308.15	117	124.15
85	1282.50	118	82.42
86	1256.85	119	40.70
87	1231.20	120	00.00
88	1205.55
Partial Surrender Charge (face amount decrease). If less than all of the policy is surrendered, the amount withdrawn is a “partial surrender.” A charge as described below is deducted from the policy value upon a partial surrender of the policy. This is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value. We withdraw this amount from the investment options and the Guaranteed Interest Account in the same proportion as for the withdrawal.

A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease. This charge is intended to recoup the costs of issuing the policy.

Partial Surrender Fee. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each investment option and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

Transfer Charge

Currently we do not charge for transfers between investment options, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year. If we were to impose a transfer charge, it would be intended to recoup the cost of administering the transfer.

Other Tax Charges

Currently no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account.

Fund Charges

As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. We provide a table of these charges in the section titled “Fee Tables—Minimum and Annual Fund Expenses.”

These fund charges and other expenses are described more fully in the respective fund prospectuses.

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The Policy

The number of units credited to an investment option of the Separate Account will be determined by dividing the portion of the net premium applied to that investment option by the unit value of the investment option on the payment date.

You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.

The Contract

The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

Suicide

If the insured (or either of the insureds with respect to survivorship policies) commits suicide within two years after the policy’s date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

Incontestability

We cannot contest this policy or any attached rider after it has been in force during the insured’s (or either of the insureds with respect to survivorship policies) lifetime or for two years from the policy date. However, if the policy is reinstated or if there is any increase in face amount then the death benefit payable under the reinstated policy or the face amount increase may be limited if any insured commits suicide within certain time periods specified by state law, generally two years from the date that the policy was reinstated or a face amount increase was made.

Additionally, we may contest a policy for certain misstatements made in any application for reinstatement or for any face amount increase within the two year period following the reinstatement or face amount increase. If we contest the policy on this basis, we will only pay the sum of all monthly deductions taken under the policy for the contested face amount and any premium we required for the contested face amount, whichever is greater.

Also, if any insured’s age or gender was misstated in the application for reinstatement or face amount increase, we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.

Misstatement of Age or Sex In the Application

If the age or sex of the insured (or either of the insureds with respect to survivorship policies) has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

Contract Rights

Owner

The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

Insured

The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured that is more than 85 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to us. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

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Contract Limitations

Assignment

The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

Purchasing a Policy

Underwriting Procedures

We base our rates on the insured person’s gender, attained age, and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within 5 business days, in which case we will provide a policy refund, as outlined below.

Eligible Purchasers

Any person up to the age of 85 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest as defined under state law in that life. In certain situations written notice, as defined by state laws and the Internal Revenue Code (“Code”), section 101(j), may need to be provided to the insured and the insured may need to provide written consent to the coverage.

Premium Payments

The Individual Edge® policy is a flexible premium variable universal life insurance policy. It has a death benefit, cash surrender value and a loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate your premium into one or more of several investment options of the Separate Account or the Guaranteed Interest Account. Each investment option of the Separate Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.

The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. We will not apply your initial premium payment before we approve you for coverage. If you submit the initial premium payment before we make a coverage determination, we will deposit your premium into a non-interest bearing account. The insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

A number of factors concerning the person you insure and the policy features you desire will affect our required issue premium. The person’s age, gender and risk class can affect the issue premium, as can policy features such as face amount and added benefits. We will generally allocate the issue premium, less applicable charges, according to your instructions on the valuation date we approve you for coverage assuming we have received your completed application in good order.

We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the money market investment option of the Separate Account. When your right to cancel expires we allocate the policy value among the investment options and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

We reduce premium payments by the premium expense charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any investment option units at the investment option unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

The policy will have a total premium limit determined by the Internal Revenue Code (“Code”) definition of life insurance tests. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. Such refund of excess premium will not be subject to a withdrawal charge. You may write to us and give us different instructions regarding the excess premium. The premium limit under the Code may be increased if
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additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations. At all times, we may adjust the death benefit or refund excess premiums in order to ensure that the policy meets the “Definition of Life Insurance” requirements of the Code.

We may delay the application of a subsequent premium payment if applying it would cause the policy to become a Modified Endowment Contract (“MEC”). Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the policy anniversary date, we will hold the portion of the subsequent premium payment that would cause MEC status. We will apply the remaining portion on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the premium payment that will create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the tax consequences of MEC status.

For policies in which a material change impacting the 7-pay limit or 7-pay period occurred, if the material change caused the start of the 7-pay year to no longer coincide with the policy anniversary, the procedure described above for holding payments may not apply. Generally speaking, the 7-pay limit and 7-pay period are measures of the amount of premium that can be paid into a life insurance contract without causing the contract to become a MEC under federal tax law. For additional information about the 7-pay test, see the “Modified Endowments Contracts” section of this prospectus.

Minimum Face Amount

The minimum initial face amount required to purchase this policy is $25,000. After the first policy year, you may request an increase or decrease in the face amount of your policy. These requested increases and decreases are subject to certain requirements and limitations. See “Death Benefit,” “Requests for Increase in Face Amount,” and “Requests for Decrease in Face Amount” for more information.

Payment By Check

We may wait to credit your policy if you pay by check until your check has cleared your bank.

Automated Payments

You may elect to pay subsequent premiums by pre-authorized check. Under this service, we automatically deduct premiums each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15 of each month. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period.

You can discontinue this service by contacting our VPMO. We must receive notification of account changes at our VPMO at least 30 days before the next draft date. Upon termination of this service, the premium payment frequency will be changed to the most frequent modal premium available under your policy. We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account. We may discontinue this service with 30 days’ written notice to you.

Allocation of Premium

We will generally allocate the issue premium less applicable charges to the Separate Account or to the Guaranteed Interest Accounts upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account and, at the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account or to the Guaranteed Interest Account in accordance with the applicant’s allocation instructions in the application for insurance.

Premium payments received by us will be reduced by a 2.25% state premium tax and by 1.50% for federal tax charges. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various investment options of the Separate Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See “Transfer of Policy Value—Nonsystematic Transfers.”

Your Right to Cancel

State law provides a policy owner with a right to return and cancel the policy for a limited period, generally 10 days, following receipt of the policy. Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it.

The amount of premium refund you will receive depends on the law of the policy’s issue state. Depending on the law of the issue state, the refund will equal either:

the policy value on the date of cancellation; or
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the greater of (a) premium paid less certain amounts deducted from the policy or (b) policy value less any applicable surrender charges.

For states that require the refund of policy value, we will return the sum of the following as of the date we receive the returned policy:

the current policy value less any debt; plus any monthly deductions and other charges made under the policy.

For policies issued in states that require the full premium, less any amount surrendered or withdrawn to be refunded upon cancellation during the right to cancel period (“return of premium states”), and policies issued in certain states pursuant to applications which indicate that the policy is intended to replace existing insurance, if the policy has been issued with the Temporary Money Market Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account. At the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your premium allocation instructions in effect.

We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund while you have your right to cancel.

General

Postponement of Payments

We may postpone payment of surrenders, partial withdrawals, policy loans or death benefits in certain cases including the following circumstances:

  we may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Accounts;
  we may postpone payment whenever the NYSE is closed on what would otherwise be a regular trading day, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day) or may have closed early; or
  when the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the policy value or when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether these described conditions exist.

Transfers also may be postponed under these circumstances.

Additionally, federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a policy owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits until we are instructed by the appropriate regulator to allow such transactions. We may also be required to provide additional information about you and your policy to government regulators.

Optional Insurance Benefits

You may elect additional benefits under a policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).

Disability Waiver of Specified Premium Rider. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the insured’s 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire five years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force. This rider must be elected upon policy issuance. Accidental Death Benefit Rider. An additional death benefit will be paid before the policy anniversary nearest the insured’s 75th birthday, if:
  the insured dies from bodily injury that results from an accident; and
  the insured dies no later than 90 days after injury.

We assess a monthly charge for this rider. This rider is elected at issue.

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Death Benefit Protection Rider. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid.

Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:

1)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 70th birthday or policy year seven;
2)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 80th birthday or policy year 10;
3)	death benefit guaranteed until the policy anniversary nearest the insured’s 100th birthday.

Death benefit guarantee periods 1 or 2 may be extended provided that the policy’s cash surrender value is sufficient and you pay the new minimum required premium.

For policies issued in New York, two guarantee periods are available:

1)	The policy anniversary nearest the Insured’s 75th birthday or the 10th policy year; or
2)	The policy anniversary nearest the Insured’s 100th birthday.
Purchase Protection Plan Rider. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability. Living Benefit Rider. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.

This rider is automatically attached to the policy at issue. However, the rider is not available with qualified plans.

Cash Value Accumulation Rider. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the policy is issued. There is no charge for this rider. Child Term Rider. This rider provides annually renewable term coverage on children of the insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the policy anniversary nearest insured child’s 25th birthday.

We assess a monthly charge for this rider. This rider is elected at issue, within 14 days of birth or at adoption.

Family Term Rider. This rider provides annually renewable term insurance coverage to age 70 on the insured or members of the insured’s immediate family who are at least 18 years of age. The rider is fully convertible through age 70 for each insured to either a fixed benefit or variable policy.

We assess a monthly charge for this rider. This rider is elected at issue.

Phoenix Individual Edge Term Rider. This rider provides annually renewable term insurance coverage to age 100 on the life of the insured under the base policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed four times the initial face amount of the policy. This rider is elected at issue. Age 100+ Rider. This rider maintains the full death benefit under the policy after the insured’s age 100, as long as the cash surrender value is greater than zero. There is no charge for this rider. LifePlan Options Rider. At specified 5th, 10th and 15th year policy Anniversaries, subject to various limitations as set forth in the rider, the following policy options may be exercised or elected.
1)	An option to increase the total face amount of the policy by up to $1,000,000 without a medical exam requirement, while other traditional underwriting rules will still apply.
2)	An option to reduce the base policy face amount up to 50% without incurring a partial surrender charge.
3)	An option to exchange the policy for an annuity without incurring a surrender charge. This option is not available until the 10th policy anniversary.

While there is no charge for this rider, if you select option 1, you will incur an increase in your cost of insurance due to the increase in face amount. For policies issued on or after September 3, 2002, this Rider is not available with any policy issued as part of a qualified plan. This rider will automatically be attached to the policy at issue.

Whole Life Exchange Option Rider. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this option. This option is no longer available.
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Death Benefit

General

The death benefit under Option 1 equals the policy’s face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

Under Option 2, the death benefit equals the policy’s face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.

Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured’s attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.

Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

Requests for Increase in Face Amount

Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured’s age 75. The charge for the increase is $1.50 per $1,000 of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increase. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash value must be sufficient to pay the monthly deduction on that date, or additional premiums will be paid on or before the effective date. Also, a new right to cancel period (see “Summary—Right to Cancel”) will be established for the amount of the increase.

Partial Surrender and Decreases in Face Amount: Effect on Death Benefit

A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from the policy value based on the amount of the decrease or partial surrender. If the charge is related to a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the charge is related to a partial surrender, the death benefit under a policy would be reduced immediately. A decreased in the death benefit may have certain income tax consequences.

Requests for Decrease in Face Amount

You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease).

Payment of Proceeds

Surrender and Death Benefit Proceeds

Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your contract provides for loans) over $100,000. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

While the insured is living, you may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

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The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000. You should know that we offer the Phoenix Concierge Account (“PCA”) as the default method of payment for all death claims greater or equal to $5,000 when the beneficiary is an individual, trust or estate. The PCA is generally not offered to corporations or similar entities. The PCA is an interest bearing checking account that is made available to beneficiaries in lieu of a single check. A beneficiary may opt out of the PCA and may elect one of the payment options described below, or another option we are then offering for this policy before payment of the death proceeds.

The PCA is not insured by the FDIC, NSUSIF, or any other state or federal agency which insures deposits. The guarantee of principal is based on the claims-paying ability of the company. Also, if the recipient chooses, death benefit proceeds will be payable in the form of an annuity option. Any such annuity option is subject to certain restrictions (including minimum amount requirements). In addition, there may be legal requirements that limit the recipient’s annuity options and the timing of payments. A recipient should consult a qualified tax adviser before electing to receive an annuity.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

Payment Options

All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

Option 1—Lump Sum

Payment in one lump sum.

Option 2—Left to Earn Interest

A payment of interest during the payee’s lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

Option 3—Payment for a Specific Period

Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

Option 4—Life Annuity with Specified Period Certain

Equal installments are paid until the later of:

the death of the payee; or the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

10 years; 20 years; or until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3% per year.

Option 5—Life Annuity

Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3% per year.

Option 6—Payments of a Specified Amount

Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

Option 7—Joint Survivorship Annuity with 10-year Period Certain

The first payment will be on the date of settlement. Equal installments are paid until the latest of:

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the end of the 10-year period certain; the death of the insured; or the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3% per year.

For additional information concerning the above payment options, see the policy.

Surrenders

General

At any time during the lifetime of the insured and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See “General Provisions—Postponement of Payments.” For the federal tax effects of partial and full surrenders, see “Federal Income Tax Considerations.”

Full Surrenders

If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See “Conditional Charges—Surrender Charge” and “Payment Options.”

Partial Surrenders

You may obtain a partial surrender of the policy by requesting payment of the policy’s cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under “Payment of Proceeds—Payment Options.”

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any investment option or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that investment option or the Guaranteed Interest Account.

Upon a partial surrender, the policy value will be reduced by the sum of the following:

The partial surrender amount paid—this amount comes from a reduction in the policy’s share in the value of each investment option or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each investment option will be made in the same manner as that provided for monthly deductions. The partial surrender fee—this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each investment option or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid. A partial surrender charge—this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the investment option or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

Processing and Payment of Surrenders, Withdrawals

You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your policy. For your protection, the form must be requested from our Operations Division by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

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Transfer of Policy Value

Internet and Telephone Transfers

You may transfer your policy value among the available investment options and make changes to your premium payment allocations by Internet or Telephone. You may write to VPMO or call VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on page 1.) The Company may discontinue any of these options and may provide other options at any time. We will execute a written request the day we receive it at VPMO. We will execute transfers on the day you make the request except as noted below.

We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit.

You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed.

Phoenix and Phoenix Equity Planning Corporation (“PEPCO”), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions which are stored digitally. You will receive written confirmation of all transfers. Phoenix and PEPCO may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine.

We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Transfer Restrictions

We do not permit transfers of less than $500 unless either:

the entire balance in the investment option or the Guaranteed Interest Account is being transferred; or the transfer is part of a Systematic Transfer Program.

We reserve the right to prohibit a transfer to any investment option if the value of your investment in that investment option immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of an investment option or the Guaranteed Interest Account be transferred if the value of your investment in that investment option immediately after the transfer, would be less than $500.

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at anytime.

Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of policy value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other policy owners.

“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations; an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

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Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to): limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.), restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet or fax transfer privileges), require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option), impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transactions on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential affects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner’s Internet, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Phoenix has entered into information sharing agreements with the underlying funds of this variable life insurance product as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

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Systematic Transfer Programs

You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the investment option values next determined following our receipt of your transfer request. Except as described below, you may have only one program in effect at a time.

Asset Rebalancing Program

Under this program, we transfer policy value among the investment options to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semi-annually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request to VPMO or by calling VULA (see page 1). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. We do not charge for this program.

Dollar Cost Averaging Program

Under this program, you can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a “source account”) and periodically we will make transfers from the source account you designate to one or several of the available investment options (“target investment options”) and the Long-term Guaranteed Interest Account. You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

$25 monthly	$150 semiannually
$75 quarterly	$300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of 6 months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding Valuation Date.

You may start or discontinue this program at any time by submitting a written request to VPMO or by calling VULA (see page 1). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. Except as provided below, the Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

Enhanced Dollar Cost Averaging Program

We may at different times offer an Enhanced Dollar Cost Averaging Program that can offer a higher interest rate during selected periods. This program will not be offered at the same time as the standard Dollar Cost Averaging program. Under this program, the first net premium payment will be held in the money market investment option of the Separate Account and then transferred to the source account at the end of the policy’s right to cancel period. The source account is an account within the Guaranteed Interest Account. If you elect this program, monthly transfers from the source account to the target accounts you establish will begin on the first monthly calculation day following the end of the right to cancel period. The Enhanced Dollar Cost Averaging interest rate will be guaranteed from the end of the right to cancel period for six months or to the first policy anniversary, depending on the period you chose when you elected the Enhanced Dollar Cost Averaging Program. This may be substantially less than a full year if the policy has been backdated to save age.

Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs

If you elect to participate in either the Franklin Templeton Founding Investment Strategy, or the Phoenix-Ibbotson Strategic

Asset Allocation Program then you may also elect to participate in the following programs:

1.	Dollar Cost Averaging or Enhanced Dollar Cost Averaging; and
2.	Asset Rebalancing with monthly rebalancing in the Franklin Templeton Founding Investment Strategy, or Asset Rebalancing with annual rebalancing in the Phoenix-Ibbotson Strategic Asset Allocation Program.

If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the Allocation Program in effect for your policy.

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Additional Programs

You may elect any of the additional programs described below at no charge and at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.

Asset Allocation and Strategic Programs

Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).

We currently offer the following programs: Franklin Templeton Founding Investment Strategy, Phoenix-Ibbotson Strategic Asset Allocation, and Phoenix Dynamic Asset Allocation Series which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.” There is presently no additional charge for participating in these programs and options. We may, on a prospective basis, charge fees for individual programs and may vary fees among the available programs.

You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective policy owners. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option

If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, as well as to any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our Main Administrative Office. If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.

The following programs are currently available:

Franklin Templeton Founding Investment Strategy
Through the Franklin Templeton Founding Investment Strategy, premium payments and policy value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the policy value allocated to the three investment options back to the original allocation percentages in each investment option.
  Franklin Income Securities Fund – 34%
  Mutual Shares Securities Fund – 33%
  Templeton Growth Securities Fund – 33%
Phoenix-Ibbotson Strategic Asset Allocation
(Closed to new investors effective June 22, 2009)
PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The options approved for use are:
  Conservative Portfolio
  Moderately Conservative Portfolio
  Moderate Portfolio
  Moderately Aggressive Portfolio
  Aggressive Portfolio

On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (policy value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request that we do so.

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If you elect to participate in the Phoenix-Ibbotson Strategic Asset Allocation program on and after September 10, 2007, on an annual basis we will reallocate the policy value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your policy date for as long as the asset allocation program is in effect for your policy.

You should consult with your registered representative for the most current information on this program and the options within the program.

Phoenix Dynamic Asset Allocation Series The Phoenix Dynamic Asset Allocation Series are “funds of funds” that invest in other mutual funds based on certain target percentages. The series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Asset allocations are updated quarterly, or more often, depending on changes in the economy or markets. Each option is rebalanced regularly to the most recent allocations. The options approved for use are:
  Phoenix Dynamic Asset Allocation Series: Aggressive Growth
  Phoenix Dynamic Asset Allocation Series: Growth
  Phoenix Dynamic Asset Allocation Series: Moderate
  Phoenix Dynamic Asset Allocation Series: Moderate Growth

If you should elect any of the programs listed below, transfers made under these programs will not reduce the 12 transfers per year limit under this policy.

Policy Loans

Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy’s share of the investment options or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each investment option or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 2% (4% in New York and New Jersey only), compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the nonloaned portion of the Guaranteed Interest Account.

Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The nonloaned portion of the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the investment options as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied as loan repayments unless specified as premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the insured while the policy is in force until the debt is fully repaid.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas nonloaned policy value varies with the investment performance of the chosen investment options or at the rate we credit the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. Loans can also reduce your policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.

The proceeds of policy loans may be subject to federal income tax. See “Federal Income Tax Considerations.”

In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

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In all states except New York and New Jersey, the rates in effect following the policy anniversary nearest the insured’s 65th birthday will be 2¼%. The rates in effect before the insured reaches age 65 will be:
Policy years 1-10:	4%
Policy years 11-15:	3%
Policy years 16 and thereafter:	2¼%
In New York and New Jersey only, the rates in effect before the Insured reaches age 65 will be:
Policy years 1-10:	6%
Policy years 11-15:	5%
Policy years 16 and thereafter:	4¼%

You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears.

At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your investment options and the nonloaned portion of the Guaranteed Interest Account or the Long-term Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the investment options or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the investment options or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. Under Death Benefit Option 1, outstanding policy loans do not reduce the policy’s gross death benefit, because the policy value is inclusive of the gross death benefit amount. A policy loan can also have an effect on the policy’s death benefit under Death Benefit Option 2 due to any resulting differences in policy value.

If the investment options or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the investment options or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy’s death benefit due to any resulting differences in cash surrender value.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Lapse and Reinstatement

Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

If on any monthly calculation day during the first 8 policy years, the policy value less outstanding debt is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing.

During the grace period, the policy will continue in force but investment option transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. If your policy lapses, it may be not be reinstated.

If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the investment options or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of “excess” premium to be applied to the investment options or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the policy was in the grace period on the date of the insured’s death, the death proceeds will be reduced by any outstanding monthly charges, unless a death benefit guarantee was in effect for the policy.

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Federal Income Tax Considerations

Introduction

The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws.

Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract or policy either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of life insurance contracts or policies; if enacted, these changes could be retroactive. We reserve the right to make changes to the policy or policy to assure that at all times, it qualifies as a life insurance policy for federal income tax purposes. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

Policyholders (also referred to as Owners) should consult their own independent tax and/or legal advisors for advice and information relating to their particular tax situation.

Note on Terminology: The Code uses the term “Life Insurance Contract”, rather than the term “Life Insurance Policy.” The Code also uses the term “policyholder”, in describing the owner of a Life Insurance Contract. This section will follow the Code terminology in describing specific provisions of the Code.

Income Tax Status

We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company or Phoenix Life and Annuity Company and neither account will be taxed separately as under the “regulated investment company” provisions (Subchapter M) of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. Investment income of the Separate Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future, if changes are made affecting the income tax treatment to our variable life insurance policies or contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Policy Benefits

Tax Treatment as Life Insurance

In order to be treated as life insurance for federal income tax purposes, specified requirements must be met. If these requirements are met, the death benefits are generally received without federal income tax and the earnings on the policy are not subject to federal income tax until withdrawn. These requirements include the federal definition of life insurance, rules for diversification of the policy’s investments (described below) and the necessity that the contract be life insurance under applicable law.

With respect to applicable law, this is generally understood to refer to state or foreign law. This contract has been filed as a life insurance policy or contract under applicable state laws.

There are two definitional tests for life insurance in section 7702 of the Code: (1) Cash Value Accumulation Test, and (2) Guideline Premium Test. The selection of the tests is made at issue and cannot be changed thereafter. The choice of test is based on contract design and is dependent on several factors, including the insured’s age at issue and intention of the owner concerning policy funding patterns. If this contract permits the policyholder to select the applicable test, this selection must be made at issue and cannot be changed. In some cases, only one test is available.

Under the Cash Value Accumulation Test, there must, at all times, be a minimum ratio of death benefit to cash value. Compliance with the test is based on the contract design at issue. The premiums permitted under this test are based on the death benefit, age and characteristics of the insured and types of riders on the policy.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the contract in relation to the death benefit. The initial premium limit is based on the death benefit, age and characteristics of the insured and types of riders on the policy. The actual premium limits each year will depend on the amount of premiums paid in a prior year. In addition to this premium test, there is also a minimum ratio of death benefit to cash value under the Cash Value Corridor. This Corridor looks to the age of the insured and the cash value each year and may require periodic adjustments in death benefit for compliance. In general, the death benefit required under this test is lower in the early years than that under the Cash Value Accumulation Test.

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Death Benefit Proceeds

Death benefit proceeds payable under a life insurance contract are generally excludable from the gross income of the beneficiary under Code section 101(a)(1) unless there has been a transfer for valuable consideration or unless the specific requirements relating to Business and Corporate-Owned Policies are not met (see “Business and Corporate-Owned Policies”). Also, a policyholder should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, withdrawal or loan.

As described above, Code section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums paid in order to maintain compliance with such conditions. If the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyholder within 60 days after the end of the policy year, in order to maintain the qualification of the contract as life insurance for federal income tax purposes.

Full Surrender

Upon full surrender of a contract for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. In addition, it is possible that such income may be included in the definition of “net investment income” for purposes of section 1411 of the Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. It is currently an open question as to whether section 1411 applies to income from life insurance contracts; further clarification will be forthcoming. The full surrender of a contract that is a MEC may result in the imposition of an additional 10% tax on any income received. If the contract is subject to a loan at time of surrender, the outstanding loan amount is included in the computation of the amount received at the time of surrender. Thus, in the event of a surrender of a contract that is subject to a loan, the loan amount may result in ordinary income at the time of surrender.

A contract that lapses is treated as a full surrender for federal income tax purposes.

Withdrawal

Withdrawals are generally not taxable as long as the amount withdrawn does not exceed the total of the premiums paid and the contract is not a MEC. If the contract is classified as a MEC, withdrawals and other distributions are fully taxable to the extent of income in the policy. There are situations, however, in which a withdrawal from any contract (regardless of MEC status) can result in current taxation. A withdrawal, accompanied by a reduction in death benefits can result in current taxation under Code section 7702(f)(7), if the reduction in death benefits occurs during the first 15 years after a contract is issued. After 15 years, the withdrawal proceeds resulting from a reduction in death benefits will generally not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Policyholders should consult with tax advisors in advance of a proposed decrease in death benefits or a withdrawal as to the portion, if any, which would be subject to tax, and in addition as to the impact such withdrawal might have under the rules affecting modified endowment contracts.

Loans

We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a MEC, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. If the policy is not a MEC, we believe that no part of any loan under a policy will constitute income to you as long as the policy remains in force. If there is a full surrender or lapse, an outstanding loan becomes part of the amount received upon surrender or lapse.

The deductibility by a policyholder of loan interest under a policy is limited under Code section 264. In most cases, there is no interest deduction permitted.

Sale of Policy

Upon a sale of the policy to a third party, the owner has taxable income of the excess, if any, of the amount received from the third party over the owner’s basis in the contract. The IRS provided in Revenue Ruling 2009-13 (Internal Revenue Bulletin 2009-21) that for purposes of sale of a life insurance contract, the owner’s basis in the contract is the premiums paid less cost of insurance charges. (For a surrender of the policy, the taxable income is based on the excess, if any, of the cash value over the premiums paid unreduced by any cost of insurance charges). In addition, it is possible that such income may be included in the definition of “net investment income” for purposes of section 1411 of the Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. It is currently an open question as to whether section 1411 applies to income from sale of life insurance contracts; further clarification will be forthcoming.

Business and Corporate-Owned Contracts

If the contract is owned by an entity engaged in a trade or business, there are Code provisions that impact the tax treatment of premiums, policy loan interest, contract earnings and death benefits. No deduction is permitted for premiums paid if the policyholder is a beneficiary under the contract. With limited exceptions, no deduction is allowed for interest paid or accrued on any loan. An interest deduction disallowance rule on interest relating to a different investment paid or incurred by the policyholder of a life insurance contract may also apply in the case of a contract insuring the life of an individual who is not an owner of the contract, or an officer, director, or employee of the policyholder’s business.

There is a tax proposal pending that would include remove the exclusions and apply the interest deduction disallowance to all business-owned contracts.

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Under section 101(j) of the Code, death benefits may be subject to income tax unless (1) specified provisions relating to written notice to the insureds and written consent from the insureds are satisfied, and (2) criteria are satisfied concerning the relationship between the insured and policyholder or the insured and the death benefits. The policyholder is solely responsible for ensuring that these provisions are satisfied. The policyholder must also comply with required annual reporting and recordkeeping requirements as set forth by the Internal Revenue Service. In addition, for certain corporate policyholders, the death benefits and contract earnings may be subject to tax under the corporate alternative minimum tax.

Modified Endowment Contracts

General

The premiums paid into a life insurance contract are required to be tested under the “ 7-pay test” of Code section 7702A to determine if the contract will be classified as a modified endowment contract (“MEC”). Under this test, there is a premium limit that applies for the first 7 years of the contract and for 7 years after a material change to the contract.

If the contract is classified as a MEC, there is no change to the contractual terms of the policy; however, the tax treatment of loans, distributions and decreases is changed. For a MEC, loans and other distributions are taxed to the extent of gain (the excess of cash value over premiums paid).

There are situations in which a MEC may be intended by the policyholder. In these cases, the policyholder will be asked to sign an acknowledgement of intended MEC status either at issue or when the contract becomes classified as a MEC.

We will monitor premium payments to determine if the premium paid will exceed the MEC limit in effect at the time of the premium payment. Unless the contract is already a MEC and the policyholder has consented to MEC status, if a payment does exceed the limit and applying it to the contract would MEC status, we will remove the excess premium to reverse MEC status and offer the policyholder the opportunity to have the excess amounts reapplied. Premiums paid which are removed from the contract, with interest within 60 days after the end of the contract year are not treated as premiums paid and will not cause MEC status. If the policyholder chooses to have the premiums reapplied during the same contract year and the contract becomes a MEC, the MEC status cannot be reversed. A life insurance contract received in exchange for a MEC will be treated as a MEC.

Reduction in Benefits During the First Seven Years

If during the first seven contract years there is a reduction in death benefits or reduction or elimination of certain other riders, the MEC test is recalculated assuming the lowered death benefits. This recalculation is retroactive back to the beginning of the contract and each premium actually paid is tested against the recalculated limit. For a contract with two insureds in which the death benefit is payable upon the death of the last insured, a reduction in death benefits at any time during the life of the contract will cause a retroactive recalculation of the MEC test back to issue and actual premiums paid will be tested against the recalculated limit. A contract that becomes a MEC due to a reduction in benefits and a recalculation cannot have MEC status reversed.

Distributions Affected

If a contract fails the MEC test, it is considered a MEC only as to distributions in the year in which the test is failed and all subsequent contract years. In addition, distributions made within the two years prior to MEC status are treated as being made in anticipation of MEC status and are considered distributions under a MEC and are taxable in the year the contract becomes a MEC.

Penalty Tax

Any amounts taxable from a MEC will be subject to an additional 10% excise tax, except for distributions that are:

made on or after the taxpayer attains age 59½ attributable to the taxpayer’s disability (within the meaning of Code section 72(m)(7)); or part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

Material Change Rules

Any determination of whether the contract meets satisfied the MEC test will begin again any time the contract undergoes a “material change,” which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, except for an increase that is attributable to premiums paid “necessary to fund” the lowest death benefit and qualified additional benefits payable in the first seven contract years or to the crediting of interest or dividends with respect to these premiums.

A material change may occur at any time during the life of the contract (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the contract satisfied the MEC test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

Serial Purchase of MECs

All MECs issued by the same insurer (or affiliated companies of the insurer) to the same policyholder within the same calendar year will be treated as one MEC in determining the taxable portion of any loans or distributions made to the policyholder.

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Limitations on Mortality and Expense Charges

The Code imposes limitations on mortality and expense charges in the computation of the definition of life insurance tests and in the MEC test. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the contract, unless U.S. Treasury regulations prescribe a different limitation. In addition, the expense charges taken into account under the Guideline Premium Test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the requirements in calculating all of the applicable tax limitations.

Qualified Plans

A contract may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the contract in conjunction with a qualified plan until you have consulted a pension, tax or legal advisor.

Diversification Regulations

Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

55% in any one investment 70% in any two investments 80% in any three investments 90% in any four investments

A “look-through” rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

We intend to comply with the Diversification Regulations to assure that the contracts qualify as life insurance contracts for federal income tax purposes.

Owner/Investor Control

The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account, thereby resulting in current taxation of contract earnings. It is also critical that the insurance company and not the policyholder have control of the assets held in the separate accounts. A policyholder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a policyholder has too much “investor control” of the assets supporting the separate account funds, then the policyholder may be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

In 2003, the IRS issued Revenue Ruling 2003-91 that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The guidance also stated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the policyholders could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the policyholders to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like those described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the policyholders and us regarding the availability of a particular investment option and, other than the policyholder’s right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion.

At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should the there be any additional rules or regulations on this issue, including guidance limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment, we reserve the right to modify the contract to the extent required to maintain favorable tax treatment.

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Change or Assignment of Ownership, Exchange of Policies or Change of Insured

Changing the policyholder or the insured or an exchange or assignment of the contract may have tax consequences depending on the circumstances. A change of insured under the same contract is treated as if the contract was fully surrendered and a new contract with a new insured was acquired. Any gain in the contract at the time of the change of insured is taxable income at that time. For exchanges in which the identity of the insured is not changed, Code section 1035 provides that a life insurance contract can be exchanged for another life insurance contract or for an annuity contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. If the surrendered contract is subject to a contract loan and the newly acquired contract is not subject to the same loan, this may be treated as the receipt of money on the exchange. To qualify under section 1035, the contract proceeds must be transferred directly from one insurer to another insurer. We recommend that any person contemplating such actions seek the advice of a legal or tax advisor.

Other Taxes

A life insurance contract may also raise issues concerning federal estate, gift and generation skipping taxes, state and local estate, inheritance and other taxes. We do not make any representations regarding the tax consequences with respect to these types of taxes.

Withholding and Information Reporting

We are required to file information returns with the Internal Revenue Service and state taxation or revenue authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder provide certain information, including social security number or tax identification number and current address.

We are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.

In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance contract issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders.

The Phoenix Companies, Inc. – Legal Proceedings about Company Subsidiaries

We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, employer, investor or investment advisor. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

For example, in fourth quarter of 2008, the New York State Insurance Department completed the on-site portion and initiated the off-site portion of its routine quinquennial financial and market conduct exam of Phoenix Life and its New York domiciled life insurance subsidiary for the five year period ending December 31, 2007.

Regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

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Financial Statements

The financial statements of Phoenix Life Variable Universal Life Account as of December 31, 2009, and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009 are contained in the Statement of Additional Information (“SAI”), which you can get free of charge by calling the toll free number given on page one by writing to us at Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston MA 02266-8027, or by visiting our website www.phoenixwm.com. In addition, the SAI is available on the SEC’s website at www.sec.gov. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account or on Guaranteed Interest Account rates that we credit during a guarantee period.

Distribution

The Company has appointed PEPCO to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a distribution agreement. PEPCO, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses PEPCO for expenses PEPCO incurs in distributing the policies (e.g., commissions payable to retail broker-dealers who sell the policies). PEPCO does not retain any fees under the policies; however, PEPCO may receive 12b-1 fees from the funds.

PEPCO’s principal executive offices are located at 610 W. Germantown Pike, Suite 460, Plymouth Meeting, PA 19462. PEPCO is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”) , formerly known as the National Association of Securities Dealers, Inc. or NASD.

PEPCO and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the policies but are exempt from registration. Applications for the policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Those representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the policy in all jurisdictions where it is licensed to do business and where the policy is approved. The policies are offered on a continuous basis.

On January 6, 2010 Phoenix announced that it had signed a definitive agreement with Tiptree Financial Partners, LP for it to acquire the Phoenix private placement insurance business, PFG Holdings, Inc., including PEPCO, the principal underwriter and distributor for the Phoenix variable annuity, life insurance, and SEC registered products (“SEC registered products”). The transaction, which is subject to regulatory approvals and other customary closing conditions, is expected to close in the second quarter of 2010. It is expected that PEPCO will be replaced by a Phoenix affiliated broker-dealer, 1851 Securities, Inc. Phoenix filed a new member application for 1851 Securities, Inc. with the Financial Industry Regulatory Authority on February 26, 2010. Phoenix expects 1851 Securities, Inc. to become the principal underwriter and distributor for the SEC registered products on or before September 30, 2010.

Compensation

Broker-dealers having selling agreements with PEPCO and the company are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits the company may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. We may also pay for sales and distribution expenses out of any payments the company or PEPCO may receive from the funds for providing administrative, marketing and other support and services to the funds.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies.

We will pay a maximum total sales commission of up to 99% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.

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Percentage of Premium Payment

We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). The amount of commissions we pay may vary depending on the selling agreement.

Promotional Incentives and Payments

To the extent permitted by FINRA rules and other applicable laws and regulations, PEPCO may pay or allow other promotional incentives or payments in the firm of cash or other compensation.

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APPENDIX A – Investment Options

Please note: This information is intended to provide a brief summary of each fund’s investment objective and advisor information. For more detailed information regarding each fund you should consult the fund prospectus which can be found on our website, www.phoenixwm.com, or requested by writing to us at PO Box 8027, Boston, MA 02266-8027 or calling 1-800-541-0171. Not all funds listed here may be currently offered or available with your product. Please refer to the footnotes below and page one of your product prospectus for a list of the funds available with your product.

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Alger Capital Appreciation Portfolio1,[2],11	Long term capital appreciation	Fred Alger Management, Inc.
AllianceBernstein VPS Balanced Wealth Strategy Portfolio	To maximize total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein L.P.
Calvert VP S&P MidCap 400 Index Portfolio[3]	Seeks investment results that correspond to the total return performance of U.S. common stock, as represented by the S&P MidCap 400 Index	Calvert Asset Management Company, Inc.
		Subadvisor:	Summit Investment Partners, Inc.
DWS Equity 500 Index VIP	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, N.A
DWS Small Cap Index VIP	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, N.A
Federated Fund for U.S. Government Securities II	Current income by investing primarily in U.S. government securities and U.S Treasury and agency debenture securities	Federated Investment Management Company
Federated High Income Bond Fund II	High current income by investing in high yield, lower rated corporate bonds	Federated Investment Management Company
Federated Prime Money Fund II	Current income consistent with stability of principal and liquidity	Federated Investment Management Company
Fidelity® VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management and Research Company
Fidelity® VIP Growth Opportunities Portfolio	Capital growth	Fidelity Management and Research Company
Fidelity® VIP Growth Portfolio	Capital appreciation	Fidelity Management and Research Company
Fidelity® VIP Investment Grade Bond Portfolio	As high a level of current income as is consistent with the preservation of capital	Fidelity Management and Research Company
		Subadvisor:	Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth Securities Fund	Capital appreciation	Franklin Advisers, Inc.
Franklin Income Securities Fund	Maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc.
Invesco V.I. Capital Appreciation Fund [4]	Long term growth of capital	Invesco Advisers, Inc.[5]
Invesco V.I. Core Equity Fund [1,2,4]	Long term growth of capital	Invesco Advisers, Inc.[5]
Invesco V.I. Mid Cap Core Equity Fund [1,2,4]	Long term growth of capital	Invesco Advisers, Inc.[5]
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio[1,2],4	Long term capital appreciation	Lazard Asset Management LLC
Lord Abbett Series Fund Bond-Debenture Portfolio	High current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Growth and Income Portfolio	Long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Mid-Cap Value Portfolio	Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace	Lord, Abbett & Co. LLC
Mutual Shares Securities Fund	Capital appreciation with income as a secondary goal	Franklin Mutual Advisers, LLC
Neuberger Berman Advisors Management Trust Guardian Portfolio	Long term growth of capital; current income is a secondary goalLong term capital growth	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio	Long term capital growth	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Oppenheimer Capital Appreciation Fund/VA	Capital appreciation by investing in securities of well-known, established companies	OppenheimerFunds, Inc.
Oppenheimer Global Securities Fund/VA	Long-term capital appreciation by investing in securities of foreign insurers, “growth-type” companies, cyclical industries and special situations	OppenheimerFunds, Inc.
Oppenheimer Main Street Small-Cap Fund®/VA	Capital appreciation	OppenheimerFunds, Inc.
Phoenix Capital Growth Series	Intermediate and long-term capital appreciation with income as a secondary consideration	Phoenix Variable Advisors, Inc.
		Subadvisor:	Neuberger Berman Management LLC

A-1

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Phoenix Comstock Series[6]	Long-term capital appreciation with current income as a secondary consideration	Phoenix Variable Advisors, Inc.
		Subadvisor:	Morgan Stanley Investment Management Inc., d/b/a Van Kampen
Phoenix Dynamic Asset Allocation Series: Aggressive Growth	Long-term capital growth	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Dynamic Asset Allocation Series: Growth	Long-term capital growth with current income as a secondary consideration	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Dynamic Asset Allocation Series: Moderate	Current income with capital growth as a secondary consideration	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Dynamic Asset Allocation Series: Moderate Growth	Long-term capital growth and current income with a greater emphasis on capital growth	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Equity 500 Index Series[6]	High total return	Phoenix Variable Advisors, Inc.
		Subadvisor:	Morgan Stanley Investment Management Inc., d/b/a Van Kampen
Phoenix Growth and Income Series	Capital appreciation and current income	Phoenix Variable Advisors, Inc.
		Subadvisor:	Virtus Investment Advisers, Inc.
Phoenix Mid-Cap Growth Series	Capital appreciation	Phoenix Variable Advisors, Inc.
		Subadvisor:	Neuberger Berman Management LLC
Phoenix Mid-Cap Value Series	Long-term growth of capital by investing primarily in small-capitalization stocks to mid-capitalization stocks that appears to be undervalued	Phoenix Variable Advisors, Inc.
		Subadvisor:	Westwood Management Corp.
Phoenix Multi-Sector Fixed Income Series	Long-term total return	Phoenix Variable Advisors, Inc.
		Subadvisor:	Goodwin Capital Advisers, Inc.
Phoenix Multi-Sector Short Term Bond Series	High current income while attempting to limit changes in the series’ net asset value per share caused by interest rate changes	Phoenix Variable Advisors, Inc.
		Subadvisor:	Goodwin Capital Advisers, Inc.
Phoenix Small-Cap Growth Series	Long-term capital growth	Phoenix Variable Advisors, Inc.
		Subadvisor:	Neuberger Berman Management LLC
Phoenix Small-Cap Value Series	Long-term growth of capital by investing primarily in small-capitalization stocks that appear to be undervalued	Phoenix Variable Advisors, Inc.
		Subadvisor:	Westwood Management Corp.
Phoenix Strategic Allocation Series	High total return over an extended period of time consistent with prudent investment risk	Phoenix Variable Advisors, Inc.
		Subadvisor(s):	Goodwin Capital Advisers, Inc. (fixed income portion) Virtus Investment Advisers, Inc. (equity portion)
Phoenix-Aberdeen International Series	High total return consistent with reasonable risk	Phoenix Variable Advisors, Inc.
		Subadvisor:	Aberdeen Asset Management Inc.
Phoenix-Duff & Phelps Real Estate Securities Series	Capital appreciation and income with approximately equal emphasis	Phoenix Variable Advisors, Inc.
		Subadvisor:	Duff & Phelps Investment Management Company
PIMCO CommodityRealReturnTM Strategy Portfolio	Seeks maximum real return consistent with prudent investment management. The portfolio invests in Commodity-Linked derivative instruments backed by a portfolio of inflation-indexed and other fixed-income instruments	Pacific Investment Management Company LLC
PIMCO Real Return Portfolio	Seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio focuses on Inflation-Indexed Fixed Income Securities rated B to Aaa	Pacific Investment Management Company LLC
PIMCO Total Return Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio focuses on Intermediate Maturity Fixed Income Instruments rated B to Aaa	Pacific Investment Management Company LLC
Rydex VT Inverse Government Long Bond Strategy Fund1,[2]	Seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Fund’s current benchmark is the inverse of the daily price movement of the Long Treasury Bond	Security Global Investors[7]
Rydex VT Nova Fund1,[2]	Seeks to provide investment results that match the performance of its benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500 Index	Security Global Investors[7]
Rydex|SGI VT All-Cap Opportunity Fund1,[2],[8]	Seeks long-term capital appreciation	Security Global Investors[7]

A-2

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Sentinel Variable Products Balanced Fund	Seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value	Sentinel Asset Management, Inc.
Sentinel Variable Products Bond Fund	Seeks high current income while seeking to control risk	Sentinel Asset Management, Inc.
Sentinel Variable Products Common Stock Fund	Seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole	Sentinel Asset Management, Inc.
Sentinel Variable Products Mid Cap Growth Fund[9]	Seeks growth of capital	Sentinel Asset Management, Inc.
Sentinel Variable Products Small Company Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Templeton Developing Markets Securities Fund	Long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign Securities Fund	Long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth Securities Fund	Long-term capital growth	Templeton Global Advisors Limited
UIF Equity and Income Portfolio[10]	Capital appreciation and current income	Morgan Stanley Investment Management Inc.
Wanger International	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
Wanger International Select	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
Wanger Select	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
Wanger USA	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
[1]	This fund was closed to new investors on May 1, 2006.
[2]	Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular premium payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.
[3]	Name change effective April 30, 2010. Previously known as Summit S&P MidCap 400 Index Portfolio.
[4]	Name change effective April 30, 2010. Previously known as AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, and AIM V.I. Mid Cap Core Equity Fund, respectively.
[5]	Name change effective December 31, 2009. Formerly known as Invesco Aim Advisors, Inc.
[6]	Name change effective March 3, 2010. Formerly known as Phoenix-Van Kampen Comstock Series and Phoenix-Van Kampen Equity 500 Index Series, respectively.
[7]	Name change effective May 1, 2010. Formerly known as Rydex Investments.
[8]	Effective May 25, 2010, name will change to Rydex|SGI VT U.S. Long Short Momentum Fund.
[9]	Name change effective April 29, 2010. Formerly known as Sentinel Variable Products Mid Cap Growth Fund.
[10]	Name is anticipated to change to Invesco Van Kampen V.I. Equity and Income Fund, in the second quarter 2010.
[11]	Name change effective September 23, 2009. Formerly known as Alger American Capital Appreciation Portfolio.

A-3

Appendix B – Glossary of Special Terms

The following is a list of terms and their meanings when used in this prospectus.

Attained age: The age of the insured on the birthday nearest the most recent policy anniversary.

Cash surrender value: The cash surrender value is the policy value less any applicable surrender charge on the date of surrender and less any debt.

Death benefit option: The type of death benefit described in effect.

Debt: Unpaid policy loans with accrued interest.

Due proof of death: A certified death certificate, or an order of a court of competent jurisdiction, or any other proof acceptable to us.

In force: The policy has not terminated or otherwise lapsed in accordance with the grace period and lapse provision.

In writing (written notice, written request): Is a written form signed by you, satisfactory to us and received by us.

Monthly calculation day: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same days of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

Net amount at risk: On a monthly calculation day it is the death benefit minus the policy value prior to the deduction of the cost of insurance charge. On any other day it is the death benefit minus the policy value.

Payment date: The valuation date on which a premium payment or loan repayment is received by us unless it is received after the close of the New York Stock Exchange in which case it will be the next valuation date.

Policy anniversary: The anniversary of the policy date.

Policy date: The policy date shown on the schedule pages from which policy years and policy anniversaries are measured.

Policy value: The sum of your policy’s share in the value of each investment option plus the value of your policy allocated to the Guaranteed Interest Account.

Policy year: The first policy year is the one-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the one-year period from the policy anniversary up to, but not including, the next policy anniversary.

Unit: A standard of measurement used to determine the share of this policy in the value of each investment option of the Separate Account.

Valuation Period: The period in days from the end of one valuation date through the next valuation date.

We (our, us, company): Phoenix Life Insurance Company.

You (your): The owner of this policy at the time an owner’s right is exercised.

B-1

Phoenix Life Insurance Company
PO Box 22012
Albany, NY 12201-2012

Additional information about the Individual Edge® (the “Policy”) and the Phoenix Life Variable Universal Life Account (the “Separate Account”) is contained in the Statement of Additional Information (“SAI”) dated April 30, 2010, which has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus.

The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171 or, you can download copies from The Phoenix Companies, Inc. web site: phoenixwm.com.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 100 F Street, NE, Room 1580, Washington, D.C. 20549.

Phoenix Life Insurance Company

A member of The Phoenix Companies, Inc.

phoenixwm.com

V603 (PIE)

Investment Company Act File No. 811-04721

L0252PR©2010 The Phoenix Companies, Inc.

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Part B

PART B

Flex Edge

Flex Edge Success®/Joint Edge®

Individual Edge®

Phoenix Life Variable Universal Life Account

Issued By: Phoenix Life Insurance Company

STATEMENT OF ADDITIONAL INFORMATION	April 30, 2010

Flexible Premium Fixed and Variable Universal Life Insurance Policies

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses dated April 30, 2010. You may obtain a copy of each prospectus without charge by contacting Phoenix Life Insurance Company (“Phoenix”) at the address or telephone number below or by visiting our website at www.phoenixwm.com. Defined terms used in the current prospectuses are incorporated in this SAI.

If you have any questions, please contact us at:

Phoenix Variable Products Mail Operations (“VPMO”)	Variable and Universal Life Administration (“VULA”)
PO Box 8027	Tel. (800) 541-0171
Boston, Massachusetts 02266-8027

1

Phoenix Life Insurance Company

On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by “demutualizing” pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company (“Phoenix”). As part of the demutualization, Phoenix became a wholly owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive and administrative office is at One American Row, Hartford, Connecticut, 06102-5056. Our New York principal office is at 31 Tech Valley Drive, East Greenbush, New York 12061. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

Surplus

Policies issued on or after the date of Phoenix’s demutualization, June 25, 2001, will not be eligible to share in Phoenix’s profits or surplus earnings. The demutualization will not change any eligibility, described in the next paragraph, of a policy owned prior to the date of demutualization.

You may share in divisible surplus of Phoenix to the extent decided annually by the Phoenix Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in the investment option’s investment results.

The Separate Account

Phoenix established the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) under which it meets the definition of a “separate account.”

All income, gains or losses of the Separate Account will be credited to or charged against amounts placed in the Separate Account without regard to the other income, gains and losses of Phoenix. The assets of the Separate Account may not be charged with liabilities arising out of any other business we may conduct. Obligations under the Policies are obligations of Phoenix.

The Separate Account is divided into investment options, each of which is available for allocation of policy value. Each investment option will invest solely in a single investment portfolio of a fund. Each portfolio has its own specified investment objective. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. The policy owner bears the full investment risk for all monies invested in the Separate Account.

Reinvestment and Redemption

All dividend distributions of the fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; all capital gains distributions of the fund, if any, are likewise reinvested at the net asset value on the record date.

Phoenix redeems fund shares at their net asset value to the extent necessary to make payments under the policy.

Substitution of Investments

We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Separate Account, subject to compliance with the law as currently applicable or as subsequently changed.

If the shares of any of the portfolios of a fund should no longer be available for investment, or if in our judgment, further investment in shares of any of the portfolios becomes inappropriate in view of the objectives of the policy, then we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Separate Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected investment option to another investment option without penalty.

Determination of Investment Option Values

We establish the unit value of each investment option of the Separate Account on the first valuation date of that investment option. The unit value of an investment option on any other valuation date is determined by multiplying the unit value of that investment option on the just prior valuation date by the net investment factor for that investment option for the then current valuation period. The unit value of each investment option on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to six decimal places. The unit value of each investment option on a valuation date is determined at the end of that day.

The net investment factor for each investment option is determined by the investment performance of the assets held by the investment option during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

(A) + (B)	– (D) where:
(C)
(A) =	the value of the assets in the investment option on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period;

(B) =	the amount of any dividend (or, if applicable, any capital gain distribution) received by the investment option if the “ex-dividend” date for shares of the fund occurs during the current valuation period;

(C) =	the value of the assets in the investment option as of the prior valuation date, including accrued investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date;

2

(D) =	the sum of the following daily charges multiplied by the number of days in the current valuation period:

1.	the mortality and expense risk charge; and

2.	the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

Services

Servicing Agent

The Phoenix Edge Series Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Variable Product Operations area. The Phoenix Edge Series Fund is an open-ended management investment company with many separate series. Shares of the fund are not directly offered to the public, but through policies issued by PHL Variable, Phoenix and Phoenix Life and Annuity Company. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web trading. The total administrative service fees paid by the fund for the last three fiscal years were based on a percentage of the Fund’s average daily net assets as follows:

Year Ended December 31,	Fee Paid
2007	$1.7 Million
2008	$1.3 Million
2009	$1.7 Million

For 2010, The Phoenix Edge Series Fund will reimburse Phoenix Life Insurance Company a flat fee rate of $1.5 million, which will be paid on a weighted average basis based on the net asset value of each Fund.

Other Service Providers

Under a contract with Phoenix, Ibbotson Associates provides certain asset allocation services for use in conjunction with the policy. For these services, Phoenix pays Ibbotson an annual flat fee. The fees paid for the last three fiscal years follows:

Year Ended December 31,	Fee Paid
2007	$ 95,000
2008	$ 70,000
2009	$125,000

Under a contract with PLIC, Tata Consulting Services augments PLIC’s U.S. based staff with processing premium payments, investment option transfers, asset allocation changes, changes of address, and issuance of new variable annuity business. The fees paid for these services for the last three fiscal years follow:

Year Ended December 31,	Fee Paid
2007	$352,306.86
2008	$355,003.04
2009	$173,379.90

Under an Administrative and Accounting Services Agreement between PNC Global Investment Servicing (PNCGIS) (formerly

PFPC, Inc.) and the Company, PNCGIS provides certain services related to the Separate Account. These services include computing investment option unit value for each investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-SAR with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account. The Company pays PNCGIS fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the company and its affiliates utilizing the services, and license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid PNCGIS the fees listed below for services provided to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company.

Year Ended December 31,	Fee Paid
2007	$560,416.07
2008	$511,823.50
2009	$547,748.18

Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company (collectively the “Phoenix Companies”) have entered into an agreement with Alliance-One Services, Inc., 8616 Freeport Parkway, Irving, Texas 75063 (“Alliance-One”) wherein Alliance-One has agreed to provide the Phoenix Companies with claim processing services. Alliance-One began providing claim processing services to the Phoenix Companies during the 2008 calendar year. The fees below were paid during the last two fiscal years for such services.

Year Ended December 31,	Fee Paid
2008	$42,500
2009	$97,504

Information Sharing Agreements

Phoenix Life Insurance Company has entered into information sharing agreements with the underlying funds as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to monitor, and if necessary, warn and restrict policy owners who may be engaging in disruptive trading practices as determined by Phoenix Life Insurance Company or the underlying funds in accordance with their established policies.

Underwriter

Phoenix Equity Planning Corporation (“PEPCO”) is the principal underwriter and national distributor for the policies pursuant to an underwriting agreement dated November 1, 2000. PEPCO’s principal business address is 610 West Germantown Pike, Suite 460, Plymouth Meeting, PA 19462. PEPCO is an affiliated subsidiary of both the Separate Account and Phoenix.

3

PEPCO, an affiliate of Phoenix, as underwriter, offers these policies on a continuous basis. PEPCO is not compensated for any underwriting commissions. Phoenix directly bears all underwriting commission costs. The basis of the mortality rates guaranteed in the policy is the 1980 Commissioners’ Standard Ordinary Mortality Table, adjusted for risk classifications.

On January 6, 2010 Phoenix announced that it had signed a definitive agreement with Tiptree Financial Partners, LP for it to acquire the Phoenix private placement insurance business, PFG Holdings, Inc., including PEPCO, the principal underwriter and distributor for the Phoenix variable annuity, life insurance, and SEC registered products (“SEC registered products”). The transaction, which is subject to regulatory approvals and other customary closing conditions, is expected to close in the second quarter of 2010. It is expected that PEPCO will be replaced by a Phoenix affiliated broker-dealer, 1851 Securities, Inc. Phoenix filed a new member application for 1851 Securities, Inc. with the Financial Industry Regulatory Authority on February 26, 2010. Phoenix expects 1851 Securities, Inc. to become the principal underwriter and distributor for the SEC registered products on or before September 30, 2010.

Performance History/Calculation of Yield and Return

For detailed performance history, please visit our website at www.phoenixwm.com. The rates of return shown are not an estimate nor are they a guarantee of future performance. The performance history shown is solely for the underlying investment portfolios. They do not illustrate how actual performance will affect the benefits under your policy because they do not account for any of the charges and deductions that apply to your policy value.

Yield of the Phoenix Money Market Series1 . We calculate the yield of the Phoenix Money Market Series for a 7-day “base period” by determining the “net change in value” of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week’s return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the investment option. We carry results to the nearest hundredth of one percent.

1	The Phoenix Money Market Series was liquidated on or about January 22, 2010 and replaced by the Federated Prime Money Fund II.

Example Calculation:

The following example of a return/yield calculation for the Phoenix Money Market Series is based on the 7-day period ending December 31, 2009:

Value of hypothetical pre-existing account with exactly one unit at the beginning of the period:	$1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:	1.000002
Calculation:
Ending account value	1.000002
Less beginning account value	1.000000
Net change in account value	0.000002
Base period return: (adjusted change/beginning account value)	0.000002
Current annual yield = return x (365/7) =	0.01%
Effective annual yield = [(1 + return)365/7] – 1 =	0.01%

The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Separate Account level.

Total Return. We will usually advertise the average annual total return for an investment option calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Non-standardized performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Non-standardized performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. If these charges were reflected in these returns, performance would be significantly lower than shown. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable product charges deducted, including the cost of insurance.

Since investment option performance fluctuates, the policy value, when redeemed, may be worth more or less than the original cost. Withdrawals will affect the policy value and death benefit.

You may obtain a copy of the most up-to-date performance numbers from your registered representative.

We may include information about a series’ or an advisor’s investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series’ portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series’ total return. A fund may also advertise performance by dividing returns into equity and debt components.

4

A series may compare its returns to any of a number of well-known benchmarks of market performance; including, but not limited to:

The Dow Jones Industrial AverageSM (“DJIA”)

CS First Boston High Yield Index

Citigroup Corporate Index

Citigroup Government Bond Index

Standard & Poor’s 500 Index® (S&P 500)

Each investment option may include its yield and total return in advertisements or communications with current or prospective contract owners. Each investment option may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

Lipper Analytical Services

Morningstar, Inc.

Thomson Financial

A fund may also compare a series’ performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

Barron’s

Business Week

Changing Times

Forbes

Fortune

Consumer Reports

Investor’s Business Daily

Financial Planning

Financial Services Weekly

Money

The New York Times

Personal Investor

Registered Representative

U.S. News and World Report

The Wall Street Journal

The DJIA is an unweighted index of 30 industrial “blue chip” U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA. The S&P 500 is a free-float market capitalization-weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. stock market performance. The composition of the S&P 500 changes from time to time. Standard & Poor’s Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to “weight” the influence of a stock’s price on the index. Simply put, larger companies’ stock prices influence the index more than smaller companies’ stock prices. An unweighted index (such as the DJIA) uses stock price alone to determine the index value. A company’s relative size has no bearing on its impact on the index.

The funds’ annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting your registered representative or VULA at the address and telephone number on the first page of the prospectus.

Additional Information

Reduction in Charges

Each policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where we expect that the factors below will result in savings of sales, underwriting, administrative or other costs.

Eligibility for the amount of these reductions will be determined by a number of factors including:

❖	the number of insureds,

❖	total premiums expected to be paid,

❖	total assets under management for the policy owner,

❖	the nature of the relationship among individual insureds,

❖	the purpose for which the policies are being purchased,

❖

where there is a preexisting relationship with us, such as being an employee of Phoenix or its affiliates and their spouses; or employees or agents who retire from Phoenix or its affiliates or Phoenix Equity Planning Corporation (“PEPCO”), or its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements,

❖	internal transfers from other policies or contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate, and

❖	other circumstances which in our opinion are rationally related to the expected reduction in expenses.

Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.

Safekeeping of the Separate Account’s Assets

We hold the assets of the Separate Account. The assets of the Separate Account are held separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the funds.

State Regulation

We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We

5

also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the Separate Account and the Guaranteed Interest Account. This regulation does not include, however, any supervision over the investment policies of the Separate Account.

Reports

All policy owners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

Experts

The financial statements of Phoenix Life Variable Universal Life Account as of December 31, 2009 and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009 included in this Prospectus and in this Statement of Additional Information have been so included in reliance on the report (which contains explanatory paragraphs relating to the fact that subsequent to the first quarter of 2009 Phoenix Life Insurance Company has had minimal sales of life and annuity products and Phoenix Life Insurance Company had downgrades from two rating agencies) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

6

ANNUAL REPORT

PHOENIX LIFE VARIABLE

UNIVERSAL LIFE ACCOUNT

December 31, 2009

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

	AIM V.I. Capital Appreciation Fund – Series I Shares	AIM V.I. Core Equity Fund – Series I Shares	AIM V.I. Mid Cap Core Equity Fund – Series I Shares	Alger Capital Appreciation Portfolio – Class I-2 Shares
Assets:

Investments at fair value	$4,958,407	$2,240,545	$3,162,207	$8,224,008

Total Assets	$4,958,407	$2,240,545	$3,162,207	$8,224,008

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$4,958,407	$2,240,545	$3,162,207	$8,224,008

Units Outstanding	6,328,137	2,168,823	2,643,344	9,394,317

Investment shares held	243,897	89,909	289,580	179,095
Investments at cost	$4,979,768	$2,252,741	$3,849,349	$4,600,797

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$0.88	$1.06	$1.24	$1.26
Estate Edge®	$0.77	$1.03	$1.19	$0.85
Estate Strategies	$0.85	$-	$1.22	$-
Executive Benefit VUL	$0.88	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$0.78	$1.03	$1.19	$0.87
Phoenix Benefit Choice VULSM	$0.71	$-	$-	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$-	$-	$-
The Phoenix Edge®	$-	$-	$1.21	$-
The Phoenix Edge®—SPVL	$0.88	$1.06	$1.24	$1.22

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Anchor Series Trust Capital Appreciation Portfolio – Class 1	Anchor Series Trust Government and Quality Bond Portfolio – Class 1	Anchor Series Trust Growth and Income Portfolio – Class 1	Anchor Series Trust Growth Portfolio – Class 1
Assets:

Investments at fair value	$2,339,601	$315,727	$240,099	$1,541,737

Total Assets	$2,339,601	$315,727	$240,099	$1,541,737

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$2,339,601	$315,727	$240,099	$1,541,737

Units Outstanding	22,567	6,080	6,315	16,652

Investment shares held	78,079	21,119	33,535	84,129
Investments at cost	$2,530,799	$304,407	$385,038	$2,211,985

Unit Value
ICAP+	$103.58	$52.04	$37.94	$93.18
RSVP Variable Life	$110.34	$35.70	$39.03	$61.53

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Anchor Series Trust Money Market Portfolio – Class 1	Anchor Series Trust Multi-Asset Portfolio – Class 1	Anchor Series Trust Natural Resources Portfolio – Class 1	Anchor Series Trust Strategic Multi- Asset Portfolio – Class 1
Assets:

Investments at fair value	$738,228	$2,110,878	$834,472	$1,447,364

Total Assets	$738,228	$2,110,878	$834,472	$1,447,364

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$738,228	$2,110,878	$834,472	$1,447,364

Units Outstanding	30,037	49,725	8,575	30,785

Investment shares held	738,229	371,332	20,880	213,231
Investments at cost	$738,228	$3,794,729	$603,943	$1,885,264

Unit Value
ICAP+	$24.82	$42.45	$97.64	$46.97
RSVP Variable Life	$20.01	$42.43	$92.65	$49.19

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	DWS Equity 500 Index Fund VIP – Class A	DWS Small Cap Index VIP – Class A	Federated Fund for U.S. Government Securities II	Federated High Income Bond Fund II – Primary Shares
Assets:

Investments at fair value	$30,196,887	$727,473	$30,225,126	$9,075,310

Total Assets	$30,196,887	$727,473	$30,225,126	$9,075,310

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$30,196,887	$727,473	$30,225,126	$9,075,310

Units Outstanding	26,267,278	780,123	19,138,335	5,787,647

Investment shares held	2,583,138	73,483	2,639,748	1,360,617
Investments at cost	$31,630,662	$630,170	$30,186,186	$9,753,762

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.19	$0.94	$1.57	$1.81
Estate Edge®	$1.11	$0.92	$1.57	$1.55
Estate Strategies	$1.15	$-	$1.43	$1.75
Executive Benefit VUL	$1.19	$-	$1.48	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.11	$0.92	$1.59	$1.55
Phoenix Benefit Choice VULSM	$0.80	$-	$1.11	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$-	$1.10	$1.16
The Phoenix Edge®	$1.14	$-	$1.44	$1.61
The Phoenix Edge®—SPVL	$1.19	$0.94	$1.52	$1.72

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Fidelity® VIP Contrafund® Portfolio – Service Class	Fidelity® VIP Growth Opportunities Portfolio – Service Class	Fidelity® VIP Growth Portfolio – Service Class	Fidelity® VIP Investment Grade Bond Portfolio – Service Class

Assets:
Investments at fair value	$44,789,198	$6,568,248	$10,480,722	$3,345,067

Total Assets	$44,789,198	$6,568,248	$10,480,722	$3,345,067

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$44,789,198	$6,568,248	$10,480,722	$3,345,067

Units Outstanding	36,333,735	9,424,358	17,106,537	2,926,438

Investment shares held	2,179,523	453,608	349,824	269,982
Investments at cost	$56,118,139	$6,998,898	$9,940,981	$3,319,148

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.48	$0.95	$0.73	$1.17
Estate Edge®	$1.20	$0.68	$0.59	$1.14
Estate Strategies	$1.50	$0.92	$0.83	$1.16
Executive Benefit VUL	$1.57	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.22	$0.68	$0.61	$1.14
Phoenix Benefit Choice VULSM	$0.79	$0.68	$0.69	$1.13
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$0.92	$0.80	$-	$1.13
The Phoenix Edge®	$1.41	$-	$0.73	$-
The Phoenix Edge®—SPVL	$1.56	$0.95	$0.74	$1.17

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Franklin Income Securities Fund – Class 2	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
Assets:

Investments at fair value	$3,992,080	$1,565,753	$5,308,629	$13,125,775

Total Assets	$3,992,080	$1,565,753	$5,308,629	$13,125,775

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$3,992,080	$1,565,753	$5,308,629	$13,125,775

Units Outstanding	3,707,284	1,410,086	4,145,316	14,001,494

Investment shares held	282,725	161,753	470,624	645,003
Investments at cost	$4,275,812	$2,350,842	$5,399,174	$16,787,053

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.11	$1.15	$1.33	$0.97
Estate Edge®	$1.08	$1.11	$1.28	$0.93
Estate Strategies	$-	$-	$1.30	$0.95
Executive Benefit VUL	$-	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.08	$1.11	$1.28	$0.93
Phoenix Benefit Choice VULSM	$0.96	$-	$1.11	$0.76
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$1.02	$-	$1.14	$-
The Phoenix Edge®	$1.09	$-	$1.29	$0.95
The Phoenix Edge®—SPVL	$1.11	$1.15	$1.33	$0.97

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares	Mutual Shares Securities Fund – Class 2	Neuberger Berman AMT Guardian Portfolio – S Class	Neuberger Berman AMT Small Cap Growth Portfolio – S Class
Assets:

Investments at fair value	$5,340,449	$23,807,132	$2,979,615	$150,789

Total Assets	$5,340,449	$23,807,132	$2,979,615	$150,789

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$5,340,449	$23,807,132	$2,979,615	$150,789

Units Outstanding	5,844,013	15,213,579	3,307,778	213,916

Investment shares held	403,054	1,632,863	187,514	14,712
Investments at cost	$8,087,546	$25,512,027	$3,024,683	$128,444

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$0.95	$1.31	$0.93	$-
Estate Edge®	$0.91	$1.62	$0.90	$-
Estate Strategies	$-	$1.27	$0.91	$-
Executive Benefit VUL	$-	$1.31	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$0.91	$1.60	$0.90	$0.70
Phoenix Benefit Choice VULSM	$0.77	$0.79	$0.82	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$0.91	$0.93	$0.90	$-
The Phoenix Edge®	$0.92	$1.49	$0.91	$-
The Phoenix Edge®—SPVL	$0.95	$1.36	$0.93	$-

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Oppenheimer Capital Appreciation Fund/VA – Service Shares	Oppenheimer Global Securities Fund/VA – Service Shares	Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	Phoenix Capital Growth Series
Assets:

Investments at fair value	$1,129,223	$1,115,984	$2,391,989	$108,484,595

Total Assets	$1,129,223	$1,115,984	$2,391,989	$108,484,595

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$1,129,223	$1,115,984	$2,391,989	$108,484,595

Units Outstanding	1,263,908	1,213,010	2,918,397	35,368,000

Investment shares held	30,820	42,465	167,506	8,458,435
Investments at cost	$1,148,839	$1,454,127	$2,612,811	$155,336,016

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$0.91	$0.95	$0.84	$0.80
Estate Edge®	$0.89	$0.92	$0.82	$3.15
Estate Strategies	$-	$-	$0.83	$0.77
Executive Benefit VUL	$-	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$0.89	$0.92	$0.82	$3.15
Phoenix Benefit Choice VULSM	$-	$0.83	$0.85	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$-	$0.94	$-
The Phoenix Edge®	$0.90	$-	$0.83	$3.37
The Phoenix Edge®—SPVL	$0.91	$-	$0.84	$0.55

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Phoenix Dynamic Asset Allocation Series: Aggressive Growth	Phoenix Dynamic Asset Allocation Series: Growth	Phoenix Dynamic Asset Allocation Series: Moderate	Phoenix Dynamic Asset Allocation Series: Moderate Growth
Assets:

Investments at fair value	$2,219,900	$7,988,925	$4,411,116	$4,269,995

Total Assets	$2,219,900	$7,988,925	$4,411,116	$4,269,995

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$2,219,900	$7,988,925	$4,411,116	$4,269,995

Units Outstanding	2,378,602	8,200,184	4,199,141	4,228,078

Investment shares held	250,453	874,512	453,220	462,912
Investments at cost	$2,513,291	$8,704,335	$4,594,022	$4,797,347

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$0.96	$1.00	$1.08	$1.04
Estate Edge®	$0.93	$0.97	$1.05	$1.01
Estate Strategies	$-	$-	$-	$-
Executive Benefit VUL	$-	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$0.93	$0.97	$1.05	$1.01
Phoenix Benefit Choice VULSM	$-	$-	$-	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$-	$-	$-
The Phoenix Edge®	$-	$-	$-	$-
The Phoenix Edge®—SPVL	$0.96	$1.00	$1.08	$1.04

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Phoenix Growth and Income Series	Phoenix Mid-Cap Growth Series	Phoenix Mid-Cap Value Series	Phoenix Money Market Series

Assets:
Investments at fair value	$22,294,472	$21,896,396	$24,197,434	$56,491,077

Total Assets	$22,294,472	$21,896,396	$24,197,434	$56,491,077

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$22,294,472	$21,896,396	$24,197,434	$56,491,077

Units Outstanding	18,058,592	18,776,093	13,831,561	31,487,637

Investment shares held	1,941,164	1,812,343	2,464,738	5,649,109
Investments at cost	$22,565,638	$26,667,576	$26,937,237	$56,491,077

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.10	$0.68	$1.95	$1.25
Estate Edge®	$1.21	$1.19	$1.68	$1.87
Estate Strategies	$1.06	$0.74	$1.83	$1.16
Executive Benefit VUL	$-	$0.75	$1.96	$1.21
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.26	$1.21	$1.74	$1.88
Phoenix Benefit Choice VULSM	$-	$0.74	$0.86	$1.03
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$-	$0.93	$1.01
The Phoenix Edge®	$1.21	$1.14	$1.99	$2.35
The Phoenix Edge®—SPVL	$1.21	$0.70	$2.27	$1.23

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Phoenix Multi- Sector Fixed Income Series	Phoenix Multi- Sector Short Term Bond Series	Phoenix Small-Cap Growth Series	Phoenix Small-Cap Value Series
Assets:

Investments at fair value	$40,806,851	$7,960,855	$7,161,260	$11,736,593

Total Assets	$40,806,851	$7,960,855	$7,161,260	$11,736,593

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$40,806,851	$7,960,855	$7,161,260	$11,736,593

Units Outstanding	10,582,841	5,919,164	4,430,086	6,941,099

Investment shares held	4,541,478	784,428	614,050	1,112,596
Investments at cost	$42,334,898	$7,883,422	$10,226,095	$14,862,748

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.80	$1.41	$1.71	$1.61
Estate Edge®	$4.17	$1.34	$1.61	$1.60
Estate Strategies	$1.74	$-	$-	$1.53
Executive Benefit VUL	$-	$-	$-	$1.58
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$4.17	$1.34	$1.61	$1.74
Phoenix Benefit Choice VULSM	$1.15	$-	$0.67	$0.74
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$1.17	$1.18	$-	$-
The Phoenix Edge®	$4.82	$1.37	$-	$1.52
The Phoenix Edge®—SPVL	$1.87	$1.41	$1.71	$1.58

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Phoenix Strategic Allocation Series	Phoenix-Aberdeen International Series	Phoenix-Duff & Phelps Real Estate Securities Series	Phoenix-Van Kampen Comstock Series
Assets:

Investments at fair value	$50,033,173	$71,979,168	$21,049,037	$22,030,817

Total Assets	$50,033,173	$71,979,168	$21,049,037	$22,030,817

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$50,033,173	$71,979,168	$21,049,037	$22,030,817

Units Outstanding	11,725,263	21,569,501	5,996,120	15,431,245

Investment shares held	4,502,028	4,843,804	1,039,390	2,249,697
Investments at cost	$62,139,699	$67,610,013	$19,208,893	$27,709,681

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.31	$1.58	$2.51	$0.97
Estate Edge®	$4.47	$3.50	$3.74	$1.49
Estate Strategies	$1.26	$1.79	$2.27	$1.00
Executive Benefit VUL	$1.32	$-	$2.35	$1.01
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$4.47	$3.50	$3.74	$1.53
Phoenix Benefit Choice VULSM	$0.94	$0.87	$0.77	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$0.93	$0.83	$0.98
The Phoenix Edge®	$4.82	$3.72	$3.90	$1.50
The Phoenix Edge®—SPVL	$1.31	$1.51	$2.48	$0.97

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Phoenix-Van Kampen Equity 500 Index Series	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class	PIMCO Real Return Portfolio – Advisor Class	PIMCO Total Return Portfolio – Advisor Class
Assets:

Investments at fair value	$27,503,761	$3,441,431	$3,224,398	$17,903,599

Total Assets	$27,503,761	$3,441,431	$3,224,398	$17,903,599

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$27,503,761	$3,441,431	$3,224,398	$17,903,599

Units Outstanding	22,707,587	3,763,030	2,666,152	13,565,353

Investment shares held	2,748,180	398,313	259,196	1,654,675
Investments at cost	$34,744,683	$4,318,946	$3,270,063	$17,361,878

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$0.90	$0.94	$1.24	$1.35
Estate Edge®	$1.23	$0.91	$1.21	$1.31
Estate Strategies	$0.96	$0.93	$-	$1.33
Executive Benefit VUL	$-	$-	$-	$1.35
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.23	$0.91	$1.21	$1.31
Phoenix Benefit Choice VULSM	$-	$0.82	$1.11	$1.21
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$0.66	$1.06	$1.18
The Phoenix Edge®	$1.21	$0.92	$1.22	$1.33
The Phoenix Edge®—SPVL	$0.95	$0.94	$1.24	$1.35

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Rydex Variable Trust All-Cap Opportunity Fund	Rydex Variable Trust Inverse Government Long Bond Strategy Fund	Rydex Variable Trust Nova Fund	Sentinel Variable Products Balanced Fund

Assets:
Investments at fair value	$1,003,438	$157,283	$152,235	$438,256

Total Assets	$1,003,438	$157,283	$152,235	$438,256

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$1,003,438	$157,283	$152,235	$438,256

Units Outstanding	700,907	211,531	147,767	473,252

Investment shares held	87,179	9,685	2,489	40,505
Investments at cost	$955,830	$237,037	$165,281	$442,476

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.51	$0.77	$1.09	$0.94
Estate Edge®	$1.43	$0.73	$-	$0.93
Estate Strategies	$-	$-	$-	$0.93
Executive Benefit VUL	$-	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.43	$0.73	$1.03	$0.93
Phoenix Benefit Choice VULSM	$-	$-	$-	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$-	$-	$-
The Phoenix Edge®	$-	$-	$-	$-
The Phoenix Edge®—SPVL	$1.51	$0.77	$-	$-

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Sentinel Variable Products Bond Fund	Sentinel Variable Products Common Stock Fund	Sentinel Variable Products Mid Cap Growth Fund	Sentinel Variable Products Small Company Fund
Assets:

Investments at fair value	$3,949,936	$4,989,349	$779,286	$1,136,734

Total Assets	$3,949,936	$4,989,349	$779,286	$1,136,734

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$3,949,936	$4,989,349	$779,286	$1,136,734

Units Outstanding	3,408,330	5,779,861	1,038,550	1,331,664

Investment shares held	395,785	419,272	89,164	96,499
Investments at cost	$3,999,006	$5,183,190	$968,902	$1,058,803

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.18	$0.88	$0.76	$0.87
Estate Edge®	$1.15	$0.86	$0.75	$0.85
Estate Strategies	$1.17	$0.87	$-	$0.86
Executive Benefit VUL	$-	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.15	$0.86	$0.75	$0.85
Phoenix Benefit Choice VULSM	$1.16	$0.87	$0.74	$0.86
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$1.14	$0.93	$-	$0.95
The Phoenix Edge®	$1.16	$0.87	$-	$-
The Phoenix Edge®—SPVL	$1.18	$0.88	$0.76	$0.87

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Summit S&P MidCap 400 Index Portfolio – Class I Shares	Templeton Developing Markets Securities Fund – Class 2	Templeton Foreign Securities Fund – Class 2	Templeton Global Asset Allocation Fund – Class 2
Assets:

Investments at fair value	$431,611	$7,699,407	$16,341,359	$819,958

Total Assets	$431,611	$7,699,407	$16,341,359	$819,958

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$431,611	$7,699,407	$16,341,359	$819,958

Units Outstanding	454,371	2,538,047	10,835,688	432,618

Investment shares held	7,897	787,261	1,214,972	89,515
Investments at cost	$399,397	$8,288,446	$16,073,227	$1,454,911

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$0.96	$3.06	$1.42	$-
Estate Edge®	$0.95	$3.04	$1.44	$1.91
Estate Strategies	$-	$2.95	$1.43	$-
Executive Benefit VUL	$-	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$0.95	$3.03	$1.55	$1.87
Phoenix Benefit Choice VULSM	$-	$0.83	$0.84	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$-	$0.94	$-
The Phoenix Edge®	$-	$3.02	$1.56	$-
The Phoenix Edge®—SPVL	$0.96	$3.06	$1.42	$1.66

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Templeton Growth Securities Fund – Class 2	Van Kampen UIF Equity and Income Portfolio – Class II	Wanger International	Wanger International Select
Assets:

Investments at fair value	$12,516,077	$734,412	$41,645,609	$9,131,351

Total Assets	$12,516,077	$734,412	$41,645,609	$9,131,351

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$12,516,077	$734,412	$41,645,609	$9,131,351

Units Outstanding	7,997,237	710,909	11,941,682	3,711,724

Investment shares held	1,203,469	57,377	1,403,155	592,176
Investments at cost	$13,270,366	$743,423	$31,896,644	$9,477,564

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.27	$1.06	$1.99	$1.56
Estate Edge®	$1.63	$1.03	$3.60	$2.29
Estate Strategies	$1.23	$-	$2.18	$1.78
Executive Benefit VUL	$-	$-	$2.26	$1.83
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.59	$1.03	$3.60	$2.69
Phoenix Benefit Choice VULSM	$0.76	$-	$0.80	$0.75
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$0.90	$-	$0.96	$0.83
The Phoenix Edge®	$1.22	$-	$3.74	$1.19
The Phoenix Edge®—SPVL	$1.26	$1.06	$2.05	$1.61

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Wanger Select	Wanger USA
Assets:

Investments at fair value	$11,844,406	$46,714,094

Total Assets	$11,844,406	$46,714,094

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-

Total Net Assets	$11,844,406	$46,714,094

Units Outstanding	4,958,513	18,413,703

Investment shares held	513,857	1,701,787
Investments at cost	$8,476,738	$35,573,937

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.92	$1.81
Estate Edge®	$2.14	$2.57
Estate Strategies	$1.86	$1.50
Executive Benefit VUL	$2.00	$1.56
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$2.69	$2.58
Phoenix Benefit Choice VULSM	$-	$0.87
Phoenix Express VUL®	$-	$-
Phoenix Joint Edge® VUL	$0.96	$-
The Phoenix Edge®	$1.84	$2.64
The Phoenix Edge®—SPVL	$1.92	$1.80

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

	AIM V.I. Capital Appreciation Fund – Series I Shares	AIM V.I. Core Equity Fund – Series I Shares	AIM V.I. Mid Cap Core Equity Fund – Series I Shares	Alger Capital Appreciation Portfolio – Class I-2 Shares

Income:
Dividends	$28,531	$36,654	$37,258	$-
Expenses:
Mortality and expense fees	33,523	14,755	22,407	56,272
Administrative fees	-	-	-	-

Net investment income (loss)	(4,992)	21,899	14,851	(56,272)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(83,084)	(44,235)	(5,573)	499,625
Realized gain distributions	-	-	35,954	-

Realized gain (loss)	(83,084)	(44,235)	30,381	499,625

Change in unrealized appreciation (depreciation) during the year	990,689	514,171	750,715	2,569,714

Net increase (decrease) in net assets from operations	$902,613	$491,835	$795,947	$3,013,067

	Anchor Series Trust Capital Appreciation Portfolio – Class 1	Anchor Series Trust Government and Quality Bond Portfolio – Class 1	Anchor Series Trust Growth and Income Portfolio – Class 1	Anchor Series Trust Growth Portfolio – Class 1
Income:
Dividends	$-	$17,869	$822	$14,652
Expenses:
Mortality and expense fees	4,832	918	521	3,292
Administrative fees	3,719	727	348	2,540

Net investment income (loss)	(8,551)	16,224	(47)	8,820

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(20,867)	726	(6,468)	(62,087)
Realized gain distributions	-	-	-	-

Realized gain (loss)	(20,867)	726	(6,468)	(62,087)

Change in unrealized appreciation (depreciation) during the year	641,572	(2,929)	63,952	469,746

Net increase (decrease) in net assets from operations	$612,154	$14,021	$57,437	$416,479

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Anchor Series Trust Money Market Portfolio – Class 1	Anchor Series Trust Multi-Asset Portfolio – Class 1	Anchor Series Trust Natural Resources Portfolio – Class 1	Anchor Series Trust Strategic Multi- Asset Portfolio – Class 1
Income:

Dividends	$390	$49,070	$9,299	$80,709
Expenses:
Mortality and expense fees	2,027	5,169	1,742	3,319
Administrative fees	1,466	3,968	1,180	2,491

Net investment income (loss)	(3,103)	39,933	6,377	74,899

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	-	(169,235)	1,486	(32,078)
Realized gain distributions	-	-	40,791	-

Realized gain (loss)	-	(169,235)	42,277	(32,078)

Change in unrealized appreciation (depreciation) during the year	-	539,258	236,526	232,486

Net increase (decrease) in net assets from operations	$(3,103)	$409,956	$285,180	$275,307

	DWS Equity 500 Index Fund VIP – Class A	DWS Small Cap Index VIP – Class A	Federated Fund for U.S. Government Securities II	Federated High Income Bond Fund II – Primary Shares
Income:
Dividends	$799,130	$8,886	$1,635,288	$803,567
Expenses:
Mortality and expense fees	112,455	1,532	230,423	54,347
Administrative fees	-	-	-	-

Net investment income (loss)	686,675	7,354	1,404,865	749,220

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(124,135)	4,944	124,193	(8,292)
Realized gain distributions	-	33,326	-	-

Realized gain (loss)	(124,135)	38,270	124,193	(8,292)

Change in unrealized appreciation (depreciation) during the year	6,137,307	101,873	(96,996)	2,380,805

Net increase (decrease) in net assets from operations	$6,699,847	$147,497	$1,432,062	$3,121,733

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Fidelity® VIP Contrafund® Portfolio – Service Class	Fidelity® VIP Growth Opportunities Portfolio – Service Class	Fidelity® VIP Growth Portfolio – Service Class	Fidelity® VIP Investment Grade Bond Portfolio – Service Class
Income:

Dividends	$509,640	$21,026	$31,406	$229,938
Expenses:
Mortality and expense fees	303,621	39,227	70,533	20,555
Administrative fees	-	-	-	-

Net investment income (loss)	206,019	(18,201)	(39,127)	209,383

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(6,403,351)	(75,738)	(223,995)	10,011
Realized gain distributions	10,819	-	8,235	11,382

Realized gain (loss)	(6,392,532)	(75,738)	(215,760)	21,393

Change in unrealized appreciation (depreciation) during the year	18,361,152	2,154,638	2,559,046	131,895

Net increase (decrease) in net assets from operations	$12,174,639	$2,060,699	$2,304,159	$362,671

	Franklin Income Securities Fund – Class 2	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
Income:

Dividends	$245,826	$-	$310,905	$119,037
Expenses:
Mortality and expense fees	22,988	9,500	34,727	89,677
Administrative fees	-	-	-	-

Net investment income (loss)	222,838	(9,500)	276,178	29,360

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(20,978)	(80,791)	60,566	(1,810,157)
Realized gain distributions	-	-	-	-

Realized gain (loss)	(20,978)	(80,791)	60,566	(1,810,157)

Change in unrealized appreciation (depreciation) during the year	752,988	618,312	1,054,822	3,700,339

Net increase (decrease) in net assets from operations	$954,848	$528,021	$1,391,566	$1,919,542

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares	Mutual Shares Securities Fund – Class 2	Neuberger Berman AMT Guardian Portfolio – S Class	Neuberger Berman AMT Small Cap Growth Portfolio – S Class

Income:
Dividends	$23,289	$419,039	$26,658	$-
Expenses:
Mortality and expense fees	38,008	163,483	20,021	660
Administrative fees	-	-	-	-

Net investment income (loss)	(14,719)	255,556	6,637	(660)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(663,447)	(4,112,812)	106,326	132
Realized gain distributions	-	-	-	-

Realized gain (loss)	(663,447)	(4,112,812)	106,326	132

Change in unrealized appreciation (depreciation) during the year	1,860,819	8,782,603	677,973	24,672

Net increase (decrease) in net assets from operations	$1,182,653	$4,925,347	$790,936	$24,144

	Oppenheimer Capital Appreciation Fund/VA – Service Shares	Oppenheimer Global Securities Fund/VA – Service Shares	Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	Phoenix Capital Growth Series
Income:
Dividends	$46	$19,184	$10,273	$830,084
Expenses:
Mortality and expense fees	5,734	7,316	14,028	767,514
Administrative fees	-	-	-	-

Net investment income (loss)	(5,688)	11,868	(3,755)	62,570

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	58,146	(38,290)	(921,422)	(7,919,814)
Realized gain distributions	-	21,274	-	-

Realized gain (loss)	58,146	(17,016)	(921,422)	(7,919,814)

Change in unrealized appreciation (depreciation) during the year	262,142	323,765	1,416,783	32,917,887

Net increase (decrease) in net assets from operations	$314,600	$318,617	$491,606	$25,060,643

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Phoenix Dynamic Asset Allocation Series: Aggressive Growth	Phoenix Dynamic Asset Allocation Series: Growth	Phoenix Dynamic Asset Allocation Series: Moderate	Phoenix Dynamic Asset Allocation Series: Moderate Growth

Income:
Dividends	$35,810	$140,756	$94,915	$75,835
Expenses:
Mortality and expense fees	14,095	43,115	31,450	25,058
Administrative fees	-	-	-	-

Net investment income (loss)	21,715	97,641	63,465	50,777

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(120,123)	(372,112)	(76,709)	1,873
Realized gain distributions	-	565	853	-

Realized gain (loss)	(120,123)	(371,547)	(75,856)	1,873

Change in unrealized appreciation (depreciation) during the year	569,659	1,892,319	505,382	494,863

Net increase (decrease) in net assets from operations	$471,251	$1,618,413	$492,991	$547,513

	Phoenix Growth and Income Series	Phoenix Mid-Cap Growth Series	Phoenix Mid-Cap Value Series	Phoenix Money Market Series
Income:
Dividends	$327,592	$-	$181,758	$31,726
Expenses:
Mortality and expense fees	150,396	150,972	155,103	453,101
Administrative fees	-	-	-	-

Net investment income (loss)	177,196	(150,972)	26,655	(421,375)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(514,117)	(797,866)	(629,075)	-
Realized gain distributions	-	-	244,515	6,930

Realized gain (loss)	(514,117)	(797,866)	(384,560)	6,930

Change in unrealized appreciation (depreciation) during the year	4,579,888	6,127,847	6,430,099	-

Net increase (decrease) in net assets from operations	$4,242,967	$5,179,009	$6,072,194	$(414,445)

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Phoenix Multi- Sector Fixed Income Series	Phoenix Multi- Sector Short Term Bond Series	Phoenix Small-Cap Growth Series	Phoenix Small-Cap Value Series

Income:
Dividends	$2,710,981	$503,152	$-	$50,482
Expenses:
Mortality and expense fees	282,435	61,132	50,849	80,369
Administrative fees	-	-	-	-

Net investment income (loss)	2,428,546	442,020	(50,849)	(29,887)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(980,525)	(2,051,380)	(1,249,423)	(1,008,094)
Realized gain distributions	-	-	-	-

Realized gain (loss)	(980,525)	(2,051,380)	(1,249,423)	(1,008,094)

Change in unrealized appreciation (depreciation) during the year	11,118,465	3,843,659	2,669,086	3,085,968

Net increase (decrease) in net assets from operations	$12,566,486	$2,234,299	$1,368,814	$2,047,987

	Phoenix Strategic Allocation Series	Phoenix-Aberdeen International Series	Phoenix-Duff & Phelps Real Estate Securities Series	Phoenix-Van Kampen Comstock Series
Income:
Dividends	$1,709,070	$1,996,456	$620,622	$420,987
Expenses:
Mortality and expense fees	367,948	480,776	122,831	141,947
Administrative fees	-	-	-	-

Net investment income (loss)	1,341,122	1,515,680	497,791	279,040

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(2,413,421)	(1,922,065)	(553,144)	(956,343)
Realized gain distributions	-	-	-	-

Realized gain (loss)	(2,413,421)	(1,922,065)	(553,144)	(956,343)

Change in unrealized appreciation (depreciation) during the year	11,119,332	21,196,757	4,791,663	6,185,869

Net increase (decrease) in net assets from operations	$10,047,033	$20,790,372	$4,736,310	$5,508,566

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Phoenix-Van Kampen Equity 500 Index Series	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class	PIMCO Real Return Portfolio – Advisor Class	PIMCO Total Return Portfolio – Advisor Class

Income:
Dividends	$590,826	$153,870	$93,411	$997,480
Expenses:
Mortality and expense fees	198,432	18,959	21,504	112,927
Administrative fees	-	-	-	-

Net investment income (loss)	392,394	134,911	71,907	884,553

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(2,946,355)	(16,879)	11,422	465,670
Realized gain distributions	-	270,596	127,506	524,877

Realized gain (loss)	(2,946,355)	253,717	138,928	990,547

Change in unrealized appreciation (depreciation) during the year	8,094,769	505,611	282,463	586,955

Net increase (decrease) in net assets from operations	$5,540,808	$894,239	$493,298	$2,462,055

	Rydex Variable Trust All-Cap Opportunity Fund	Rydex Variable Trust Inverse Government Long Bond Strategy Fund	Rydex Variable Trust Nova Fund	Sentinel Variable Products Balanced Fund
Income:
Dividends	$864	$-	$1,245	$10,706
Expenses:
Mortality and expense fees	7,236	922	1,048	3,165
Administrative fees	-	-	-	-

Net investment income (loss)	(6,372)	(922)	197	7,541

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(36,608)	(11,497)	(2,672)	(3,283)
Realized gain distributions	-	-	-	-

Realized gain (loss)	(36,608)	(11,497)	(2,672)	(3,283)

Change in unrealized appreciation (depreciation) during the year	260,252	39,534	45,441	74,857

Net increase (decrease) in net assets from operations	$217,272	$27,115	$42,966	$79,115

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Sentinel Variable Products Bond Fund	Sentinel Variable Products Common Stock Fund	Sentinel Variable Products Mid Cap Growth Fund	Sentinel Variable Products Small Company Fund

Income:
Dividends	$194,170	$66,597	$890	$4,330
Expenses:
Mortality and expense fees	39,378	33,212	4,322	6,414
Administrative fees	-	-	-	-

Net investment income (loss)	154,792	33,385	(3,432)	(2,084)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	349,609	(2,247,424)	(4,159)	4,461
Realized gain distributions	179,238	-	-	-

Realized gain (loss)	528,847	(2,247,424)	(4,159)	4,461

Change in unrealized appreciation (depreciation) during the year	12,768	3,136,542	175,894	236,734

Net increase (decrease) in net assets from operations	$696,407	$922,503	$168,303	$239,111

	Summit S&P MidCap 400 Index Portfolio – Class I Shares	Templeton Developing Markets Securities Fund – Class 2	Templeton Foreign Securities Fund – Class 2	Templeton Global Asset Allocation Fund – Class 2
Income:
Dividends	$3,364	$221,956	$499,683	$70,677
Expenses:
Mortality and expense fees	1,533	42,036	110,727	5,945
Administrative fees	-	-	-	-

Net investment income (loss)	1,831	179,920	388,956	64,732

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(1,205)	(156,509)	79,915	(21,871)
Realized gain distributions	-	21,431	616,438	11,377

Realized gain (loss)	(1,205)	(135,078)	696,353	(10,494)

Change in unrealized appreciation (depreciation) during the year	60,754	2,988,687	3,585,111	88,459

Net increase (decrease) in net assets from operations	$61,380	$3,033,529	$4,670,420	$142,697

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Templeton Growth Securities Fund – Class 2	Van Kampen UIF Equity and Income Portfolio – Class II	Wanger International	Wanger International Select

Income:
Dividends	$372,947	$22,833	$1,341,549	$260,831
Expenses:
Mortality and expense fees	85,631	4,957	272,269	60,953
Administrative fees	-	-	-	-

Net investment income (loss)	287,316	17,876	1,069,280	199,878

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(662,007)	18,589	99,389	(1,230,254)
Realized gain distributions	-	-	-	-

Realized gain (loss)	(662,007)	18,589	99,389	(1,230,254)

Change in unrealized appreciation (depreciation) during the year	3,508,431	146,327	13,139,605	3,381,026

Net increase (decrease) in net assets from operations	$3,133,740	$182,792	$14,308,274	$2,350,650

	Wanger Select	Wanger USA
Income:
Dividends	$-	$-
Expenses:
Mortality and expense fees	68,190	309,898
Administrative fees	-	-

Net investment income (loss)	(68,190)	(309,898)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(486,328)	21,273
Realized gain distributions	-	-

Realized gain (loss)	(486,328)	21,273

Change in unrealized appreciation (depreciation) during the year	5,459,685	14,459,499

Net increase (decrease) in net assets from operations	$4,905,167	$14,170,874

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	AIM V.I. Capital Appreciation Fund – Series I Shares		AIM V.I. Core Equity Fund – Series I Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(4,992)	$(47,155)	$21,899	$38,293
Realized gains (losses)	(83,084)	65,873	(44,235)	27,258
Unrealized appreciation (depreciation) during the year	990,689	(3,660,625)	514,171	(1,053,871)

Net increase (decrease) in net assets from operations	902,613	(3,641,907)	491,835	(988,320)

Contract transactions:
Payments received from contract owners	722,372	907,617	235,059	366,935
Transfers between Investment Options (including Guaranteed Interest Account), net	(285,917)	(317,621)	(69,709)	(768,760)
Transfers for contract benefits and terminations	(652,679)	(666,013)	(227,205)	(343,293)
Contract maintenance charges	(535,931)	(535,493)	(199,034)	(206,955)

Net increase (decrease) in net assets resulting from contract transactions	(752,155)	(611,510)	(260,889)	(952,073)

Total increase (decrease) in net assets	150,458	(4,253,417)	230,946	(1,940,393)
Net assets at beginning of period	4,807,949	9,061,366	2,009,599	3,949,992

Net assets at end of period	$4,958,407	$4,807,949	$2,240,545	$2,009,599

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	AIM V.I. Mid Cap Core Equity Fund – Series I Shares		Alger Capital Appreciation Portfolio – Class I-2 Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$14,851	$34,124	$(56,272)	$(78,501)
Realized gains (losses)	30,381	462,319	499,625	922,413
Unrealized appreciation (depreciation) during the year	750,715	(1,822,523)	2,569,714	(7,033,224)

Net increase (decrease) in net assets from operations	795,947	(1,326,080)	3,013,067	(6,189,312)

Contract transactions:
Payments received from contract owners	294,624	324,875	531,839	759,033
Transfers between Investment Options (including Guaranteed Interest Account), net	(503,168)	(243,202)	(613,913)	(1,690,474)
Transfers for contract benefits and terminations	(318,085)	(288,234)	(787,646)	(686,214)
Contract maintenance charges	(241,748)	(248,512)	(674,076)	(665,537)

Net increase (decrease) in net assets resulting from contract transactions	(768,377)	(455,073)	(1,543,796)	(2,283,192)

Total increase (decrease) in net assets	27,570	(1,781,153)	1,469,271	(8,472,504)
Net assets at beginning of period	3,134,637	4,915,790	6,754,737	15,227,241

Net assets at end of period	$3,162,207	$3,134,637	$8,224,008	$6,754,737

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Anchor Series Trust Capital Appreciation Portfolio – Class 1		Anchor Series Trust Government and Quality Bond Portfolio – Class 1
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(8,551)	$(11,048)	$16,224	$13,456
Realized gains (losses)	(20,867)	499,419	726	5,911
Unrealized appreciation (depreciation) during the year	641,572	(1,721,538)	(2,929)	(3,167)

Net increase (decrease) in net assets from operations	612,154	(1,233,167)	14,021	16,200

Contract transactions:
Payments received from contract owners	1,794	66,978	507	65,692
Transfers between Investment Options (including Guaranteed Interest Account), net	25,222	(13,523)	(55,136)	(91,714)
Transfers for contract benefits and terminations	(17,812)	(81,084)	(12,056)	(4,914)
Contract maintenance charges	(18,666)	(22,211)	(5,189)	(9,675)

Net increase (decrease) in net assets resulting from contract transactions	(9,462)	(49,840)	(71,874)	(40,611)

Total increase (decrease) in net assets	602,692	(1,283,007)	(57,853)	(24,411)
Net assets at beginning of period	1,736,909	3,019,916	373,580	397,991

Net assets at end of period	$2,339,601	$1,736,909	$315,727	$373,580

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Anchor Series Trust Growth and Income Portfolio – Class 1		Anchor Series Trust Growth Portfolio – Class 1
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(47)	$48	$8,820	$5,798
Realized gains (losses)	(6,468)	42,379	(62,087)	284,443
Unrealized appreciation (depreciation) during the year	63,952	(159,579)	469,746	(1,250,734)

Net increase (decrease) in net assets from operations	57,437	(117,152)	416,479	(960,493)

Contract transactions:
Payments received from contract owners	507	465	376	68,050
Transfers between Investment Options (including Guaranteed Interest Account), net	25,550	-	(68,750)	(12,143)
Transfers for contract benefits and terminations	(14,564)	(3,845)	(16,273)	(176,332)
Contract maintenance charges	(5,629)	(4,366)	(12,943)	(17,562)

Net increase (decrease) in net assets resulting from contract transactions	5,864	(7,746)	(97,590)	(137,987)

Total increase (decrease) in net assets	63,301	(124,898)	318,889	(1,098,480)
Net assets at beginning of period	176,798	301,696	1,222,848	2,321,328

Net assets at end of period	$240,099	$176,798	$1,541,737	$1,222,848

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Anchor Series Trust Money Market Portfolio – Class 1		Anchor Series Trust Multi-Asset Portfolio – Class 1
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(3,103)	$10,056	$39,933	$45,243
Realized gains (losses)	-	-	(169,235)	291,754
Unrealized appreciation (depreciation) during the year	-	-	539,258	(1,128,027)

Net increase (decrease) in net assets from operations	(3,103)	10,056	409,956	(791,030)

Contract transactions:
Payments received from contract owners	1,173	1,170	148	936
Transfers between Investment Options (including Guaranteed Interest Account), net	(6,997)	117,380	(185,398)	-
Transfers for contract benefits and terminations	(7,043)	(77,108)	(315,007)	-
Contract maintenance charges	(38,099)	(24,031)	(15,846)	(20,402)

Net increase (decrease) in net assets resulting from contract transactions	(50,966)	17,411	(516,103)	(19,466)

Total increase (decrease) in net assets	(54,069)	27,467	(106,147)	(810,496)
Net assets at beginning of period	792,297	764,830	2,217,025	3,027,521

Net assets at end of period	$738,228	$792,297	$2,110,878	$2,217,025

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Anchor Series Trust Natural Resources Portfolio – Class 1		Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$6,377	$4,154	$74,899	$(7,305)
Realized gains (losses)	42,277	152,735	(32,078)	288,435
Unrealized appreciation (depreciation) during the year	236,526	(713,346)	232,486	(829,391)

Net increase (decrease) in net assets from operations	285,180	(556,457)	275,307	(548,261)

Contract transactions:
Payments received from contract owners	1,425	2,175	5,461	4,270
Transfers between Investment Options (including Guaranteed Interest Account), net	56,898	-	(27,000)	-
Transfers for contract benefits and terminations	(5,983)	(48,884)	(46,203)	(37,324)
Contract maintenance charges	(4,163)	(5,918)	(16,926)	(18,802)

Net increase (decrease) in net assets resulting from contract transactions	48,177	(52,627)	(84,668)	(51,856)

Total increase (decrease) in net assets	333,357	(609,084)	190,639	(600,117)
Net assets at beginning of period	501,115	1,110,199	1,256,725	1,856,842

Net assets at end of period	$834,472	$501,115	$1,447,364	$1,256,725

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	DWS Equity 500 Index Fund VIP – Class A		DWS Small Cap Index VIP – Class A
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$686,675	$719,474	$7,354	$(119)
Realized gains (losses)	(124,135)	(342,712)	38,270	(1,875)
Unrealized appreciation (depreciation) during the year	6,137,307	(16,705,449)	101,873	(4,570)

Net increase (decrease) in net assets from operations	6,699,847	(16,328,687)	147,497	(6,564)

Contract transactions:
Payments received from contract owners	1,886,246	1,990,560	31,191	289,340
Transfers between Investment Options (including Guaranteed Interest Account), net	(2,447,069)	518,227	205,751	117,328
Transfers for contract benefits and terminations	(1,377,484)	(1,554,267)	(13,985)	(2,089)
Contract maintenance charges	(1,500,561)	(1,512,407)	(36,351)	(4,645)

Net increase (decrease) in net assets resulting from contract transactions	(3,438,868)	(557,887)	186,606	399,934

Total increase (decrease) in net assets	3,260,979	(16,886,574)	334,103	393,370
Net assets at beginning of period	26,935,908	43,822,482	393,370	-

Net assets at end of period	$30,196,887	$26,935,908	$727,473	$393,370

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Federated Fund for U.S. Government Securities II		Federated High Income Bond Fund II – Primary Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,404,865	$1,569,781	$749,220	$772,536
Realized gains (losses)	124,193	(34,237)	(8,292)	(201,163)
Unrealized appreciation (depreciation) during the year	(96,996)	(287,199)	2,380,805	(2,778,388)

Net increase (decrease) in net assets from operations	1,432,062	1,248,345	3,121,733	(2,207,015)

Contract transactions:
Payments received from contract owners	3,800,941	3,418,221	826,132	995,459
Transfers between Investment Options (including Guaranteed Interest Account), net	(2,342,257)	874,788	791,144	(658,996)
Transfers for contract benefits and terminations	(5,823,563)	(4,562,558)	(1,090,352)	(1,184,544)
Contract maintenance charges	(2,988,366)	(2,374,049)	(530,564)	(526,895)

Net increase (decrease) in net assets resulting from contract transactions	(7,353,245)	(2,643,598)	(3,640)	(1,374,976)

Total increase (decrease) in net assets	(5,921,183)	(1,395,253)	3,118,093	(3,581,991)
Net assets at beginning of period	36,146,309	37,541,562	5,957,217	9,539,208

Net assets at end of period	$30,225,126	$36,146,309	$9,075,310	$5,957,217

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Fidelity® VIP Contrafund® Portfolio – Service Class		Fidelity® VIP Growth Opportunities Portfolio – Service Class
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$206,019	$127,739	$(18,201)	$(21,803)
Realized gains (losses)	(6,392,532)	778,995	(75,738)	(115,045)
Unrealized appreciation (depreciation) during the year	18,361,152	(34,722,606)	2,154,638	(4,800,870)

Net increase (decrease) in net assets from operations	12,174,639	(33,815,872)	2,060,699	(4,937,718)

Contract transactions:
Payments received from contract owners	3,859,130	4,449,140	1,268,649	1,489,432
Transfers between Investment Options (including Guaranteed Interest Account), net	(4,351,847)	553,399	48,275	581,662
Transfers for contract benefits and terminations	(7,850,414)	(5,336,515)	(503,524)	(399,011)
Contract maintenance charges	(2,965,431)	(3,049,177)	(741,998)	(676,388)

Net increase (decrease) in net assets resulting from contract transactions	(11,308,562)	(3,383,153)	71,402	995,695

Total increase (decrease) in net assets	866,077	(37,199,025)	2,132,101	(3,942,023)
Net assets at beginning of period	43,923,121	81,122,146	4,436,147	8,378,170

Net assets at end of period	$44,789,198	$43,923,121	$6,568,248	$4,436,147

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Fidelity® VIP Growth Portfolio – Service Class		Fidelity® VIP Investment Grade Bond Portfolio – Service Class
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(39,127)	$(5,264)	$209,383	$84,146
Realized gains (losses)	(215,760)	(10,981)	21,393	(23,825)
Unrealized appreciation (depreciation) during the year	2,559,046	(9,305,526)	131,895	(149,193)

Net increase (decrease) in net assets from operations	2,304,159	(9,321,771)	362,671	(88,872)

Contract transactions:
Payments received from contract owners	1,016,331	1,662,162	434,624	481,506
Transfers between Investment Options (including Guaranteed Interest Account), net	(826,668)	(523,046)	1,048,709	586,762
Transfers for contract benefits and terminations	(991,188)	(1,409,826)	(309,870)	(913,237)
Contract maintenance charges	(879,809)	(972,746)	(321,445)	(200,157)

Net increase (decrease) in net assets resulting from contract transactions	(1,681,334)	(1,243,456)	852,018	(45,126)

Total increase (decrease) in net assets	622,825	(10,565,227)	1,214,689	(133,998)
Net assets at beginning of period	9,857,897	20,423,124	2,130,378	2,264,376

Net assets at end of period	$10,480,722	$9,857,897	$3,345,067	$2,130,378

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Franklin Income Securities Fund – Class 2		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$222,838	$120,697	$(9,500)	$(11,850)
Realized gains (losses)	(20,978)	46,778	(80,791)	(73,820)
Unrealized appreciation (depreciation) during the year	752,988	(1,050,768)	618,312	(580,052)

Net increase (decrease) in net assets from operations	954,848	(883,293)	528,021	(665,722)

Contract transactions:
Payments received from contract owners	429,756	461,183	156,287	184,670
Transfers between Investment Options (including Guaranteed Interest Account), net	886,428	971,915	(89,768)	(214,818)
Transfers for contract benefits and terminations	(324,540)	(117,676)	(71,615)	(82,443)
Contract maintenance charges	(283,951)	(218,585)	(73,614)	(72,758)

Net increase (decrease) in net assets resulting from contract transactions	707,693	1,096,837	(78,710)	(185,349)

Total increase (decrease) in net assets	1,662,541	213,544	449,311	(851,071)
Net assets at beginning of period	2,329,539	2,115,995	1,116,442	1,967,513

Net assets at end of period	$3,992,080	$2,329,539	$1,565,753	$1,116,442

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares		Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$276,178	$280,292	$29,360	$154,159
Realized gains (losses)	60,566	(33,604)	(1,810,157)	(371,634)
Unrealized appreciation (depreciation) during the year	1,054,822	(1,164,703)	3,700,339	(8,432,383)

Net increase (decrease) in net assets from operations	1,391,566	(918,015)	1,919,542	(8,649,858)

Contract transactions:
Payments received from contract owners	415,832	519,774	1,837,102	2,412,910
Transfers between Investment Options (including Guaranteed Interest Account), net	245,060	306,589	(1,752,622)	(454,295)
Transfers for contract benefits and terminations	(495,329)	(670,045)	(2,009,992)	(1,849,938)
Contract maintenance charges	(430,395)	(368,711)	(1,384,195)	(1,438,362)

Net increase (decrease) in net assets resulting from contract transactions	(264,832)	(212,393)	(3,309,707)	(1,329,685)

Total increase (decrease) in net assets	1,126,734	(1,130,408)	(1,390,165)	(9,979,543)
Net assets at beginning of period	4,181,895	5,312,303	14,515,940	24,495,483

Net assets at end of period	$5,308,629	$4,181,895	$13,125,775	$14,515,940

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares		Mutual Shares Securities Fund – Class 2
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(14,719)	$39,355	$255,556	$837,377
Realized gains (losses)	(663,447)	58,884	(4,112,812)	1,423,733
Unrealized appreciation (depreciation) during the year	1,860,819	(3,918,090)	8,782,603	(18,455,194)

Net increase (decrease) in net assets from operations	1,182,653	(3,819,851)	4,925,347	(16,194,084)

Contract transactions:
Payments received from contract owners	522,811	646,702	2,262,993	2,747,307
Transfers between Investment Options (including Guaranteed Interest Account), net	(893,166)	(637,267)	(1,903,992)	(1,858,923)
Transfers for contract benefits and terminations	(525,188)	(675,719)	(5,978,148)	(1,972,442)
Contract maintenance charges	(400,985)	(429,663)	(1,669,756)	(1,818,600)

Net increase (decrease) in net assets resulting from contract transactions	(1,296,528)	(1,095,947)	(7,288,903)	(2,902,658)

Total increase (decrease) in net assets	(113,875)	(4,915,798)	(2,363,556)	(19,096,742)
Net assets at beginning of period	5,454,324	10,370,122	26,170,688	45,267,430

Net assets at end of period	$5,340,449	$5,454,324	$23,807,132	$26,170,688

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Neuberger Berman AMT Guardian Portfolio – S Class		Neuberger Berman AMT Small Cap Growth Portfolio – S Class
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$6,637	$(1,870)	$(660)	$(62)
Realized gains (losses)	106,326	77,761	132	(4,106)
Unrealized appreciation (depreciation) during the year	677,973	(755,316)	24,672	(2,266)

Net increase (decrease) in net assets from operations	790,936	(679,425)	24,144	(6,434)

Contract transactions:
Payments received from contract owners	560,796	576,474	18,622	4,298
Transfers between Investment Options (including Guaranteed Interest Account), net	3,054,801	629,359	113,568	8,344
Transfers for contract benefits and terminations	(2,486,229)	(45,057)	(7,557)	(2,197)
Contract maintenance charges	(331,511)	(201,273)	(10,521)	(742)

Net increase (decrease) in net assets resulting from contract transactions	797,857	959,503	114,112	9,703

Total increase (decrease) in net assets	1,588,793	280,078	138,256	3,269
Net assets at beginning of period	1,390,822	1,110,744	12,533	9,264

Net assets at end of period	$2,979,615	$1,390,822	$150,789	$12,533

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Oppenheimer Capital Appreciation Fund/VA – Service Shares		Oppenheimer Global Securities Fund/VA – Service Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(5,688)	$(5,681)	$11,868	$4,949
Realized gains (losses)	58,146	(30,663)	(17,016)	24,286
Unrealized appreciation (depreciation) during the year	262,142	(385,029)	323,765	(687,003)

Net increase (decrease) in net assets from operations	314,600	(421,373)	318,617	(657,768)

Contract transactions:
Payments received from contract owners	61,469	70,450	163,756	161,102
Transfers between Investment Options (including Guaranteed Interest Account), net	378,375	110,763	(150,107)	394,932
Transfers for contract benefits and terminations	(45,906)	(25,679)	(121,079)	(153,477)
Contract maintenance charges	(57,845)	(38,321)	(125,972)	(123,989)

Net increase (decrease) in net assets resulting from contract transactions	336,093	117,213	(233,402)	278,568

Total increase (decrease) in net assets	650,693	(304,160)	85,215	(379,200)
Net assets at beginning of period	478,530	782,690	1,030,769	1,409,969

Net assets at end of period	$1,129,223	$478,530	$1,115,984	$1,030,769

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Oppenheimer Main Street Small Cap Fund®/VA – Service Shares		Phoenix Capital Growth Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(3,755)	$(15,244)	$62,570	$(1,043,085)
Realized gains (losses)	(921,422)	49,330	(7,919,814)	(4,814,197)
Unrealized appreciation (depreciation) during the year	1,416,783	(1,577,676)	32,917,887	(63,420,810)

Net increase (decrease) in net assets from operations	491,606	(1,543,590)	25,060,643	(69,278,092)

Contract transactions:
Payments received from contract owners	439,506	452,466	13,474,300	15,993,403
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,151,331)	3,144,355	(3,736,521)	(6,311,273)
Transfers for contract benefits and terminations	(165,690)	(41,083)	(9,430,433)	(13,392,676)
Contract maintenance charges	(228,393)	(177,801)	(10,847,216)	(11,939,618)

Net increase (decrease) in net assets resulting from contract transactions	(1,105,908)	3,377,937	(10,539,870)	(15,650,164)

Total increase (decrease) in net assets	(614,302)	1,834,347	14,520,773	(84,928,256)
Net assets at beginning of period	3,006,291	1,171,944	93,963,822	178,892,078

Net assets at end of period	$2,391,989	$3,006,291	$108,484,595	$93,963,822

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Dynamic Asset Allocation Series: Aggressive Growth		Phoenix Dynamic Asset Allocation Series: Growth
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$21,715	$19,804	$97,641	$128,963
Realized gains (losses)	(120,123)	(33,475)	(371,547)	(119,447)
Unrealized appreciation (depreciation) during the year	569,659	(1,048,774)	1,892,319	(3,154,044)

Net increase (decrease) in net assets from operations	471,251	(1,062,445)	1,618,413	(3,144,528)

Contract transactions:
Payments received from contract owners	394,037	411,899	917,454	1,496,143
Transfers between Investment Options (including Guaranteed Interest Account), net	235,011	12,686	37,225	1,275,850
Transfers for contract benefits and terminations	(322,503)	(81,217)	(412,838)	(862,747)
Contract maintenance charges	(230,400)	(220,754)	(729,363)	(637,394)

Net increase (decrease) in net assets resulting from contract transactions	76,145	122,614	(187,522)	1,271,852

Total increase (decrease) in net assets	547,396	(939,831)	1,430,891	(1,872,676)
Net assets at beginning of period	1,672,504	2,612,335	6,558,034	8,430,710

Net assets at end of period	$2,219,900	$1,672,504	$7,988,925	$6,558,034

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Dynamic Asset Allocation Series: Moderate		Phoenix Dynamic Asset Allocation Series: Moderate Growth
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$63,465	$61,775	$50,777	$51,486
Realized gains (losses)	(75,856)	(39,864)	1,873	19,985
Unrealized appreciation (depreciation) during the year	505,382	(696,289)	494,863	(1,113,510)

Net increase (decrease) in net assets from operations	492,991	(674,378)	547,513	(1,042,039)

Contract transactions:
Payments received from contract owners	310,530	308,543	340,170	365,492
Transfers between Investment Options (including Guaranteed Interest Account), net	1,156,354	4,432,959	987,082	484,668
Transfers for contract benefits and terminations	(1,057,184)	(332,040)	(186,463)	(37,463)
Contract maintenance charges	(440,363)	(157,112)	(284,449)	(258,756)

Net increase (decrease) in net assets resulting from contract transactions	(30,663)	4,252,350	856,340	553,941

Total increase (decrease) in net assets	462,328	3,577,972	1,403,853	(488,098)
Net assets at beginning of period	3,948,788	370,816	2,866,142	3,354,240

Net assets at end of period	$4,411,116	$3,948,788	$4,269,995	$2,866,142

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Growth and Income Series		Phoenix Mid-Cap Growth Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$177,196	$176,403	$(150,972)	$(224,513)
Realized gains (losses)	(514,117)	245,927	(797,866)	93,350
Unrealized appreciation (depreciation) during the year	4,579,888	(12,829,326)	6,127,847	(15,505,608)

Net increase (decrease) in net assets from operations	4,242,967	(12,406,996)	5,179,009	(15,636,771)

Contract transactions:
Payments received from contract owners	2,192,163	3,271,653	2,469,899	3,243,439
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,410,350)	(2,940,814)	(1,171,338)	(2,040,375)
Transfers for contract benefits and terminations	(2,059,893)	(3,433,194)	(1,874,482)	(3,060,173)
Contract maintenance charges	(1,915,805)	(2,114,078)	(1,917,909)	(2,284,665)

Net increase (decrease) in net assets resulting from contract transactions	(3,193,885)	(5,216,433)	(2,493,830)	(4,141,774)

Total increase (decrease) in net assets	1,049,082	(17,623,429)	2,685,179	(19,778,545)
Net assets at beginning of period	21,245,390	38,868,819	19,211,217	38,989,762

Net assets at end of period	$22,294,472	$21,245,390	$21,896,396	$19,211,217

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Mid-Cap Value Series		Phoenix Money Market Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$26,655	$(176,842)	$(421,375)	$913,474
Realized gains (losses)	(384,560)	884,228	6,930	-
Unrealized appreciation (depreciation) during the year	6,430,099	(12,978,092)	-	-

Net increase (decrease) in net assets from operations	6,072,194	(12,270,706)	(414,445)	913,474

Contract transactions:
Payments received from contract owners	2,130,777	2,533,058	8,548,021	15,182,562
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,143,479)	(2,330,089)	21,255,325	12,712,922
Transfers for contract benefits and terminations	(2,106,871)	(2,348,163)	(30,066,771)	(17,979,410)
Contract maintenance charges	(1,890,527)	(1,950,843)	(7,614,362)	(6,146,560)

Net increase (decrease) in net assets resulting from contract transactions	(3,010,100)	(4,096,037)	(7,877,787)	3,769,514

Total increase (decrease) in net assets	3,062,094	(16,366,743)	(8,292,232)	4,682,988
Net assets at beginning of period	21,135,340	37,502,083	64,783,309	60,100,321

Net assets at end of period	$24,197,434	$21,135,340	$56,491,077	$64,783,309

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Multi-Sector Fixed Income Series		Phoenix Multi-Sector Short Term Bond Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$2,428,546	$3,705,388	$442,020	$1,088,781
Realized gains (losses)	(980,525)	(4,002,450)	(2,051,380)	(152,083)
Unrealized appreciation (depreciation) during the year	11,118,465	(10,665,058)	3,843,659	(3,560,306)

Net increase (decrease) in net assets from operations	12,566,486	(10,962,120)	2,234,299	(2,623,608)

Contract transactions:
Payments received from contract owners	2,702,789	3,757,233	679,103	524,947
Transfers between Investment Options (including Guaranteed Interest Account), net	(2,554,692)	(31,606,485)	(11,117,436)	11,522,097
Transfers for contract benefits and terminations	(5,556,618)	(9,320,981)	(1,622,174)	(1,476,796)
Contract maintenance charges	(3,308,491)	(3,493,550)	(506,873)	(590,643)

Net increase (decrease) in net assets resulting from contract transactions	(8,717,012)	(40,663,783)	(12,567,380)	9,979,605

Total increase (decrease) in net assets	3,849,474	(51,625,903)	(10,333,081)	7,355,997
Net assets at beginning of period	36,957,377	88,583,280	18,293,936	10,937,939

Net assets at end of period	$40,806,851	$36,957,377	$7,960,855	$18,293,936

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Small-Cap Growth Series		Phoenix Small-Cap Value Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(50,849)	$(82,876)	$(29,887)	$(112,331)
Realized gains (losses)	(1,249,423)	(91,498)	(1,008,094)	(203,981)
Unrealized appreciation (depreciation) during the year	2,669,086	(6,355,068)	3,085,968	(7,106,596)

Net increase (decrease) in net assets from operations	1,368,814	(6,529,442)	2,047,987	(7,422,908)

Contract transactions:
Payments received from contract owners	750,349	1,140,019	1,256,167	1,632,228
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,078,471)	(680,563)	(1,039,068)	(1,403,066)
Transfers for contract benefits and terminations	(783,549)	(1,503,407)	(922,563)	(1,574,559)
Contract maintenance charges	(589,290)	(720,893)	(890,828)	(1,042,860)

Net increase (decrease) in net assets resulting from contract transactions	(1,700,961)	(1,764,844)	(1,596,292)	(2,388,257)

Total increase (decrease) in net assets	(332,147)	(8,294,286)	451,695	(9,811,165)
Net assets at beginning of period	7,493,407	15,787,693	11,284,898	21,096,063

Net assets at end of period	$7,161,260	$7,493,407	$11,736,593	$11,284,898

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Strategic Allocation Series		Phoenix-Aberdeen International Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,341,122	$1,345,873	$1,515,680	$1,002,675
Realized gains (losses)	(2,413,421)	(580,210)	(1,922,065)	3,015,791
Unrealized appreciation (depreciation) during the year	11,119,332	(18,600,837)	21,196,757	(45,451,513)

Net increase (decrease) in net assets from operations	10,047,033	(17,835,174)	20,790,372	(41,433,047)

Contract transactions:
Payments received from contract owners	3,701,216	8,332,041	6,766,620	7,632,574
Transfers between Investment Options (including Guaranteed Interest Account), net	(2,173,307)	(2,475,406)	(4,097,425)	(2,170,482)
Transfers for contract benefits and terminations	(5,140,965)	(9,191,783)	(6,883,046)	(9,568,464)
Contract maintenance charges	(4,037,412)	(4,047,603)	(5,268,074)	(5,688,233)

Net increase (decrease) in net assets resulting from contract transactions	(7,650,468)	(7,382,751)	(9,481,925)	(9,794,605)

Total increase (decrease) in net assets	2,396,565	(25,217,925)	11,308,447	(51,227,652)
Net assets at beginning of period	47,636,608	72,854,533	60,670,721	111,898,373

Net assets at end of period	$50,033,173	$47,636,608	$71,979,168	$60,670,721

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix-Duff & Phelps Real Estate Securities Series		Phoenix-Van Kampen Comstock Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$497,791	$230,095	$279,040	$279,990
Realized gains (losses)	(553,144)	416,382	(956,343)	(107,441)
Unrealized appreciation (depreciation) during the year	4,791,663	(12,168,838)	6,185,869	(11,633,604)

Net increase (decrease) in net assets from operations	4,736,310	(11,522,361)	5,508,566	(11,461,055)

Contract transactions:
Payments received from contract owners	1,898,061	2,440,553	1,783,003	2,586,477
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,306,407)	(1,285,470)	1,647,812	(2,410,666)
Transfers for contract benefits and terminations	(1,723,103)	(2,014,753)	(4,678,878)	(2,646,517)
Contract maintenance charges	(1,394,958)	(1,704,126)	(1,506,784)	(1,554,999)

Net increase (decrease) in net assets resulting from contract transactions	(2,526,407)	(2,563,796)	(2,754,847)	(4,025,705)

Total increase (decrease) in net assets	2,209,903	(14,086,157)	2,753,719	(15,486,760)
Net assets at beginning of period	18,839,134	32,925,291	19,277,098	34,763,858

Net assets at end of period	$21,049,037	$18,839,134	$22,030,817	$19,277,098

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix-Van Kampen Equity 500 Index Series		PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$392,394	$354,214	$134,911	$130,775
Realized gains (losses)	(2,946,355)	(786,062)	253,717	(480,969)
Unrealized appreciation (depreciation) during the year	8,094,769	(17,468,721)	505,611	(1,607,208)

Net increase (decrease) in net assets from operations	5,540,808	(17,900,569)	894,239	(1,957,402)

Contract transactions:
Payments received from contract owners	2,259,312	3,236,506	443,758	515,805
Transfers between Investment Options (including Guaranteed Interest Account), net	(2,798,026)	(2,780,754)	684,724	1,179,511
Transfers for contract benefits and terminations	(2,847,950)	(3,472,526)	(236,206)	(331,917)
Contract maintenance charges	(2,428,424)	(2,547,012)	(237,856)	(255,716)

Net increase (decrease) in net assets resulting from contract transactions	(5,815,088)	(5,563,786)	654,420	1,107,683

Total increase (decrease) in net assets	(274,280)	(23,464,355)	1,548,659	(849,719)
Net assets at beginning of period	27,778,041	51,242,396	1,892,772	2,742,491

Net assets at end of period	$27,503,761	$27,778,041	$3,441,431	$1,892,772

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	PIMCO Real Return Portfolio – Advisor Class		PIMCO Total Return Portfolio – Advisor Class
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$71,907	$75,805	$884,553	$218,138
Realized gains (losses)	138,928	(120,460)	990,547	250,107
Unrealized appreciation (depreciation) during the year	282,463	(358,805)	586,955	(94,864)

Net increase (decrease) in net assets from operations	493,298	(403,460)	2,462,055	373,381

Contract transactions:
Payments received from contract owners	185,467	126,115	602,434	1,254,690
Transfers between Investment Options (including Guaranteed Interest Account), net	234,475	2,832,588	16,375,190	11,205,390
Transfers for contract benefits and terminations	(185,942)	(741,786)	(14,271,039)	(285,137)
Contract maintenance charges	(140,693)	(123,242)	(853,957)	(337,676)

Net increase (decrease) in net assets resulting from contract transactions	93,307	2,093,675	1,852,628	11,837,267

Total increase (decrease) in net assets	586,605	1,690,215	4,314,683	12,210,648
Net assets at beginning of period	2,637,793	947,578	13,588,916	1,378,268

Net assets at end of period	$3,224,398	$2,637,793	$17,903,599	$13,588,916

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Rydex Variable Trust All-Cap Opportunity Fund		Rydex Variable Trust Inverse Government Long Bond Strategy Fund
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(6,372)	$(11,187)	$(922)	$(289)
Realized gains (losses)	(36,608)	(23,728)	(11,497)	(7,461)
Unrealized appreciation (depreciation) during the year	260,252	(677,971)	39,534	(58,720)

Net increase (decrease) in net assets from operations	217,272	(712,886)	27,115	(66,470)

Contract transactions:
Payments received from contract owners	49,530	141,603	10,921	9,958
Transfers between Investment Options (including Guaranteed Interest Account), net	(103,266)	(164,520)	(11,045)	(21,901)
Transfers for contract benefits and terminations	(32,171)	(63,363)	(4,720)	(11,105)
Contract maintenance charges	(74,695)	(87,169)	(13,364)	(12,362)

Net increase (decrease) in net assets resulting from contract transactions	(160,602)	(173,449)	(18,208)	(35,410)

Total increase (decrease) in net assets	56,670	(886,335)	8,907	(101,880)
Net assets at beginning of period	946,768	1,833,103	148,376	250,256

Net assets at end of period	$1,003,438	$946,768	$157,283	$148,376

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Rydex Variable Trust Nova Fund		Sentinel Variable Products Balanced Fund
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$197	$(929)	$7,541	$9,319
Realized gains (losses)	(2,672)	8,996	(3,283)	(4,143)
Unrealized appreciation (depreciation) during the year	45,441	(170,145)	74,857	(77,570)

Net increase (decrease) in net assets from operations	42,966	(162,078)	79,115	(72,394)

Contract transactions:
Payments received from contract owners	18,140	27,961	47,089	40,044
Transfers between Investment Options (including Guaranteed Interest Account), net	(9,659)	(44,537)	59,271	489,959
Transfers for contract benefits and terminations	(13,076)	(15,578)	(46,930)	(118,534)
Contract maintenance charges	(15,002)	(18,293)	(24,304)	(31,922)

Net increase (decrease) in net assets resulting from contract transactions	(19,597)	(50,447)	35,126	379,547

Total increase (decrease) in net assets	23,369	(212,525)	114,241	307,153
Net assets at beginning of period	128,866	341,391	324,015	16,862

Net assets at end of period	$152,235	$128,866	$438,256	$324,015

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Sentinel Variable Products Bond Fund		Sentinel Variable Products Common Stock Fund
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$154,792	$243,139	$33,385	$100,076
Realized gains (losses)	528,847	1,873	(2,247,424)	(109,570)
Unrealized appreciation (depreciation) during the year	12,768	(57,810)	3,136,542	(3,316,695)

Net increase (decrease) in net assets from operations	696,407	187,202	922,503	(3,326,189)

Contract transactions:
Payments received from contract owners	290,332	214,450	936,186	753,323
Transfers between Investment Options (including Guaranteed Interest Account), net	5,251,105	6,026,783	(5,461,905)	11,744,693
Transfers for contract benefits and terminations	(8,408,704)	(23,519)	(256,841)	(21,293)
Contract maintenance charges	(363,524)	(140,786)	(508,534)	(387,121)

Net increase (decrease) in net assets resulting from contract transactions	(3,230,791)	6,076,928	(5,291,094)	12,089,602

Total increase (decrease) in net assets	(2,534,384)	6,264,130	(4,368,591)	8,763,413
Net assets at beginning of period	6,484,320	220,190	9,357,940	594,527

Net assets at end of period	$3,949,936	$6,484,320	$4,989,349	$9,357,940

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Sentinel Variable Products Mid Cap Growth Fund		Sentinel Variable Products Small Company Fund
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(3,432)	$(6,391)	$(2,084)	$(1,152)
Realized gains (losses)	(4,159)	(225,241)	4,461	(8,957)
Unrealized appreciation (depreciation) during the year	175,894	(366,961)	236,734	(148,985)

Net increase (decrease) in net assets from operations	168,303	(598,593)	239,111	(159,094)

Contract transactions:
Payments received from contract owners	56,162	145,757	184,503	122,336
Transfers between Investment Options (including Guaranteed Interest Account), net	92,565	757,676	359,254	547,993
Transfers for contract benefits and terminations	(9,398)	(14,369)	(78,897)	(22,417)
Contract maintenance charges	(29,166)	(28,730)	(104,404)	(46,464)

Net increase (decrease) in net assets resulting from contract transactions	110,163	860,334	360,456	601,448

Total increase (decrease) in net assets	278,466	261,741	599,567	442,354
Net assets at beginning of period	500,820	239,079	537,167	94,813

Net assets at end of period	$779,286	$500,820	$1,136,734	$537,167

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Summit S&P MidCap 400 Index Portfolio – Class I Shares		Templeton Developing Markets Securities Fund – Class 2
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,831	$1,513	$179,920	$140,815
Realized gains (losses)	(1,205)	1,410	(135,078)	1,225,115
Unrealized appreciation (depreciation) during the year	60,754	(28,539)	2,988,687	(6,280,439)

Net increase (decrease) in net assets from operations	61,380	(25,616)	3,033,529	(4,914,509)

Contract transactions:
Payments received from contract owners	9,620	23,875	583,157	654,326
Transfers between Investment Options (including Guaranteed Interest Account), net	252,391	141,887	955,198	(1,030,608)
Transfers for contract benefits and terminations	(7,680)	(6,230)	(731,243)	(832,908)
Contract maintenance charges	(16,656)	(1,360)	(401,405)	(400,731)

Net increase (decrease) in net assets resulting from contract transactions	237,675	158,172	405,707	(1,609,921)

Total increase (decrease) in net assets	299,055	132,556	3,439,236	(6,524,430)
Net assets at beginning of period	132,556	-	4,260,171	10,784,601

Net assets at end of period	$431,611	$132,556	$7,699,407	$4,260,171

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Templeton Foreign Securities Fund – Class 2		Templeton Global Asset Allocation Fund – Class 2
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$388,956	$354,182	$64,732	$98,133
Realized gains (losses)	696,353	1,409,014	(10,494)	124,306
Unrealized appreciation (depreciation) during the year	3,585,111	(12,413,903)	88,459	(497,203)

Net increase (decrease) in net assets from operations	4,670,420	(10,650,707)	142,697	(274,764)

Contract transactions:
Payments received from contract owners	1,141,592	1,622,542	47,780	54,678
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,054,407)	(1,572,409)	(2,229)	(72,345)
Transfers for contract benefits and terminations	(1,420,469)	(1,682,785)	(36,981)	(10,166)
Contract maintenance charges	(946,478)	(1,166,764)	(92,515)	(79,167)

Net increase (decrease) in net assets resulting from contract transactions	(2,279,762)	(2,799,416)	(83,945)	(107,000)

Total increase (decrease) in net assets	2,390,658	(13,450,123)	58,752	(381,764)
Net assets at beginning of period	13,950,701	27,400,824	761,206	1,142,970

Net assets at end of period	$16,341,359	$13,950,701	$819,958	$761,206

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Templeton Growth Securities Fund – Class 2		Van Kampen UIF Equity and Income Portfolio – Class II
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$287,316	$183,622	$17,876	$8,969
Realized gains (losses)	(662,007)	745,943	18,589	15,126
Unrealized appreciation (depreciation) during the year	3,508,431	(10,179,306)	146,327	(160,247)

Net increase (decrease) in net assets from operations	3,133,740	(9,249,741)	182,792	(136,152)

Contract transactions:
Payments received from contract owners	1,268,168	1,670,041	106,823	65,082
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,038,568)	(2,253,193)	(90,934)	226,351
Transfers for contract benefits and terminations	(1,274,161)	(1,221,999)	(41,105)	(6,283)
Contract maintenance charges	(1,125,119)	(1,151,643)	(48,944)	(36,002)

Net increase (decrease) in net assets resulting from contract transactions	(2,169,680)	(2,956,794)	(74,160)	249,148

Total increase (decrease) in net assets	964,060	(12,206,535)	108,632	112,996
Net assets at beginning of period	11,552,017	23,758,552	625,780	512,784

Net assets at end of period	$12,516,077	$11,552,017	$734,412	$625,780

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Wanger International		Wanger International Select
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,069,280	$131,761	$199,878	$(45,241)
Realized gains (losses)	99,389	7,617,831	(1,230,254)	3,357,520
Unrealized appreciation (depreciation) during the year	13,139,605	(37,424,906)	3,381,026	(11,087,017)

Net increase (decrease) in net assets from operations	14,308,274	(29,675,314)	2,350,650	(7,774,738)

Contract transactions:
Payments received from contract owners	2,897,249	3,854,827	756,441	925,389
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,381,429)	(4,832,369)	(1,177,537)	(1,185,039)
Transfers for contract benefits and terminations	(3,320,830)	(5,161,428)	(825,646)	(1,416,295)
Contract maintenance charges	(2,749,820)	(3,134,592)	(693,231)	(841,630)

Net increase (decrease) in net assets resulting from contract transactions	(4,554,830)	(9,273,562)	(1,939,973)	(2,517,575)

Total increase (decrease) in net assets	9,753,444	(38,948,876)	410,677	(10,292,313)
Net assets at beginning of period	31,892,165	70,841,041	8,720,674	19,012,987

Net assets at end of period	$41,645,609	$31,892,165	$9,131,351	$8,720,674

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Wanger Select		Wanger USA
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(68,190)	$(107,083)	$(309,898)	$(459,986)
Realized gains (losses)	(486,328)	(325,936)	21,273	8,283,541
Unrealized appreciation (depreciation) during the year	5,459,685	(8,692,082)	14,459,499	(35,841,347)

Net increase (decrease) in net assets from operations	4,905,167	(9,125,101)	14,170,874	(28,017,792)

Contract transactions:
Payments received from contract owners	842,996	1,052,389	3,614,508	4,889,494
Transfers between Investment Options (including Guaranteed Interest Account), net	(646,163)	(881,431)	(1,795,626)	(5,441,648)
Transfers for contract benefits and terminations	(1,031,045)	(1,634,051)	(4,715,127)	(6,806,574)
Contract maintenance charges	(705,625)	(714,091)	(3,343,407)	(3,754,692)

Net increase (decrease) in net assets resulting from contract transactions	(1,539,837)	(2,177,184)	(6,239,652)	(11,113,420)

Total increase (decrease) in net assets	3,365,330	(11,302,285)	7,931,222	(39,131,212)
Net assets at beginning of period	8,479,076	19,781,361	38,782,872	77,914,084

Net assets at end of period	$11,844,406	$8,479,076	$46,714,094	$38,782,872

See Notes to Financial Statements

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 1—Organization

The Phoenix Life Variable Universal Life Account (the “Separate Account”) is a separate investment account of Phoenix Life Insurance Company (“Phoenix” or “the Sponsor”). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. (“PNX”). The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Separate Account currently consists of 70 investment options that invest in shares of underlying funds. The underlying funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, DWS Investments VIT Funds, Federated Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Lazard Retirement Series, Lord Abbett Series Fund, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, The Rydex Variable Trust, The Sentinel Variable Products Trust, Summit Mutual Funds, Inc., The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the “Funds”).

The Separate Account may invest in the following investment options:

AIM V.I. Capital Appreciation Fund – Series I Shares
AIM V.I. Core Equity Fund – Series I Shares
AIM V.I. Mid Cap Core Equity Fund – Series I Shares
Alger Capital Appreciation Portfolio – Class 1-2 Shares (formerly Alger American Capital Appreciation Portfolio – Class O Shares)
Anchor Series Trust Capital Appreciation Portfolio – Class 1
Anchor Series Trust Government and Quality Bond Portfolio – Class 1
Anchor Series Trust Growth and Income Portfolio – Class 1
Anchor Series Trust Growth Portfolio – Class 1
Anchor Series Trust Money Market Portfolio – Class 1
Anchor Series Trust Multi-Asset Portfolio – Class 1
Anchor Series Trust Natural Resources Portfolio – Class 1
Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1
DWS Equity 500 Index Fund VIP – Class A
DWS Small Cap Index VIP – Class A
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II – Primary Shares
Fidelity® VIP Contrafund® Portfolio – Service Class
Fidelity® VIP Growth Opportunities Portfolio – Service Class
Fidelity® VIP Growth Portfolio – Service Class
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
Franklin Income Securities Fund – Class 2
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares (formerly Lazard Retirement U.S. Small Cap Equity Portfolio – Service Shares
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares (formerly Lord Abbett Bond Debenture Portfolio – Class VC Shares)
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares (formerly Lord Abbett Growth and Income Portfolio – Class VC Shares)
Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares (formerly Lord Abbett Mid Cap Value Portfolio – Class VC Shares)
Mutual Shares Securities Fund – Class 2 (included in Franklin Templeton Variable Insurance Products Trust)
Neuberger Berman AMT Guardian Portfolio – Class S
Neuberger Berman AMT Small Cap Growth Portfolio – S Class
Oppenheimer Capital Appreciation Fund/VA – Service Shares
Oppenheimer Global Securities Fund/VA – Service Shares
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares
Phoenix Capital Growth Series
Phoenix Dynamic Asset Allocation Series: Aggressive Growth
Phoenix Dynamic Asset Allocation Series: Growth
Phoenix Dynamic Asset Allocation Series: Moderate
Phoenix Dynamic Asset Allocation Series: Moderate Growth
Phoenix Growth and Income Series
Phoenix Mid-Cap Growth Series

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 1—Organization (Continued)

Phoenix Mid-Cap Value Series (formerly Phoenix-Sanford Bernstein Mid-Cap Value Series)
Phoenix Money Market Series
Phoenix Multi-Sector Fixed Income Series
Phoenix Multi-Sector Short Term Bond Series
Phoenix Small-Cap Growth Series
Phoenix Small-Cap Value Series (formerly Phoenix-Sanford Bernstein Small-Cap Value Series)
Phoenix Strategic Allocation Series
Phoenix-Aberdeen International Series
Phoenix-Duff & Phelps Real Estate Securities Series
Phoenix-Van Kampen Comstock Series
Phoenix-Van Kampen Equity 500 Index Series
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class (formerly PIMCO CommodityRealReturnTM Strategy Portfolio – Advisor Class)
PIMCO Real Return Portfolio – Advisor Class
PIMCO Total Return Portfolio – Advisor Class
Rydex Variable Trust All-Cap Opportunity Fund (formerly Rydex Variable Trust Sector Rotation Fund)
Rydex Variable Trust Inverse Government Long Bond Strategy Fund
Rydex Variable Trust Nova Fund
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Growth Fund
Sentinel Variable Products Small Company Fund
Summit S&P MidCap 400 Index Portfolio – Class I Shares
Templeton Developing Markets Securities Fund – Class 2
Templeton Foreign Securities Fund – Class 2
Templeton Global Asset Allocation Fund – Class 2
Templeton Growth Securities Fund – Class 2
Van Kampen UIF Equity and Income Portfolio – Class II
Wanger International
Wanger International Select
Wanger Select
Wanger USA

Additionally, policy owners may direct the allocation of their investments between the Separate Account and the Guaranteed Interest Account.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Phoenix Life Insurance Company’s other asset and liabilities. The portion of the Separate Account’s assets applicable to the variable annuity contracts may not be used to pay liabilities arising out of any other business Phoenix Life Insurance Company may conduct.

Note 2—Significant Accounting Policies

The following is a summary of significant accounting policies of the Separate Account, which are in accordance with accounting principles generally accepted in the United States of America in the investment company industry:

A.	Valuation of investments: Investments are made exclusively in the Funds and are valued at the reported net asset values per share of the respective investment options.

B.	Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Funds are computed on the basis of the identified cost of the share sold. Dividend income and gains from investments are recorded on the ex-distribution date.

C.	Income taxes: The Separate Account is not a separate entity from Phoenix, and under current federal income tax law, income arising from the Separate Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 2—Significant Accounting Policies (Continued)

D.	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

E.	Distributions: Distributions from the Funds are recorded by each investment option on the ex-dividend date.

F.	Security valuation: The Separate Account utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments in portfolio shares are valued using the net asset value of the respective portfolios at the end of each New York Stock Exchange business day, as determined by the respective fund manager. Investments held by the Separate Account are Level 1 of the hierarchy.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 3—Purchases and Proceeds from Sales of Investments

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2009 were as follows:

Investment Option	Purchases	Sales
AIM V.I. Capital Appreciation Fund – Series I Shares	$861,637	$1,618,784
AIM V.I. Core Equity Fund – Series I Shares	276,548	515,538
AIM V.I. Mid Cap Core Equity Fund – Series I Shares	447,949	1,165,522
Alger Capital Appreciation Portfolio – Class I-2 Shares	684,423	2,284,491
Anchor Series Trust Capital Appreciation Portfolio – Class 1	56,600	74,614
Anchor Series Trust Government and Quality Bond Portfolio – Class 1	33,454	89,105
Anchor Series Trust Growth and Income Portfolio – Class 1	36,957	31,139
Anchor Series Trust Growth Portfolio – Class 1	43,373	132,143
Anchor Series Trust Money Market Portfolio – Class 1	3,995	58,064
Anchor Series Trust Multi-Asset Portfolio – Class 1	49,216	525,387
Anchor Series Trust Natural Resources Portfolio – Class 1	121,601	26,256
Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1	86,170	95,939
DWS Equity 500 Index Fund VIP – Class A	4,224,576	6,976,769
DWS Small Cap Index VIP – Class A	394,018	166,732
Federated Fund for U.S. Government Securities II	8,689,663	14,638,044
Federated High Income Bond Fund II – Primary Shares	3,449,628	2,704,049
Fidelity® VIP Contrafund® Portfolio – Service Class	6,469,804	17,561,528
Fidelity® VIP Growth Opportunities Portfolio – Service Class	2,019,211	1,966,010
Fidelity® VIP Growth Portfolio – Service Class	1,425,743	3,137,970
Fidelity® VIP Investment Grade Bond Portfolio – Service Class	2,144,567	1,071,784
Franklin Income Securities Fund – Class 2	1,739,307	808,776
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	157,184	245,394
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	1,759,978	1,748,633
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	2,234,825	5,515,173
Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares	704,389	2,015,636
Mutual Shares Securities Fund – Class 2	4,356,619	11,389,966
Neuberger Berman AMT Guardian Portfolio – S Class	3,885,006	3,080,513
Neuberger Berman AMT Small Cap Growth Portfolio – S Class	132,945	19,493
Oppenheimer Capital Appreciation Fund/VA – Service Shares	858,333	527,928
Oppenheimer Global Securities Fund/VA – Service Shares	537,349	737,609
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	1,355,188	2,464,852
Phoenix Capital Growth Series	14,651,086	25,128,386
Phoenix Dynamic Asset Allocation Series: Aggressive Growth	724,568	626,709
Phoenix Dynamic Asset Allocation Series: Growth	2,412,280	2,501,596
Phoenix Dynamic Asset Allocation Series: Moderate	3,449,244	3,415,590
Phoenix Dynamic Asset Allocation Series: Moderate Growth	1,519,317	612,199
Phoenix Growth and Income Series	2,822,443	5,839,133
Phoenix Mid-Cap Growth Series	2,967,860	5,612,662
Phoenix Mid-Cap Value Series	3,531,785	6,270,715
Phoenix Money Market Series	42,044,995	50,337,227
Phoenix Multi-Sector Fixed Income Series	7,332,253	13,620,718
Phoenix Multi-Sector Short Term Bond Series	2,366,868	14,492,227
Phoenix Small-Cap Growth Series	993,975	2,745,785
Phoenix Small-Cap Value Series	1,854,470	3,480,648
Phoenix Strategic Allocation Series	5,899,176	12,208,522
Phoenix-Aberdeen International Series	9,872,188	17,838,393
Phoenix-Duff & Phelps Real Estate Securities Series	3,636,663	5,665,279
Phoenix-Van Kampen Comstock Series	5,838,482	8,314,289
Phoenix-Van Kampen Equity 500 Index Series	3,403,248	8,825,942
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	1,920,717	860,790
PIMCO Real Return Portfolio – Advisor Class	1,286,373	993,652

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 3—Purchases and Proceeds from Sales of Investments (Continued)

Investment Option	Purchases	Sales
PIMCO Total Return Portfolio – Advisor Class	$19,430,717	$16,168,659
Rydex Variable Trust All-Cap Opportunity Fund	58,116	225,090
Rydex Variable Trust Inverse Government Long Bond Strategy Fund	14,788	33,917
Rydex Variable Trust Nova Fund	19,463	38,862
Sentinel Variable Products Balanced Fund	243,911	201,244
Sentinel Variable Products Bond Fund	8,762,891	11,659,652
Sentinel Variable Products Common Stock Fund	2,488,881	7,746,589
Sentinel Variable Products Mid Cap Growth Fund	211,674	104,943
Sentinel Variable Products Small Company Fund	745,895	387,523
Summit S&P MidCap 400 Index Portfolio – Class I Shares	415,023	175,516
Templeton Developing Markets Securities Fund – Class 2	2,574,407	1,967,349
Templeton Foreign Securities Fund – Class 2	3,370,834	4,645,202
Templeton Global Asset Allocation Fund – Class 2	129,833	137,669
Templeton Growth Securities Fund – Class 2	2,068,988	3,951,352
Van Kampen UIF Equity and Income Portfolio – Class II	411,743	468,027
Wanger International	5,823,038	9,308,587
Wanger International Select	1,465,478	3,205,573
Wanger Select	1,826,826	3,434,853
Wanger USA	4,343,993	10,893,542

	$222,174,746	$347,538,452

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 4—Changes in Units Outstanding

The changes in units outstanding were as follows:

	For period ended December 31, 2009			For period ended December 31, 2008
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
AIM V.I. Capital Appreciation Fund – Series I Shares	1,261,734	(2,295,198)	(1,033,464)	1,465,614	(2,005,954)	(540,340)
AIM V.I. Core Equity Fund – Series I Shares	276,366	(583,248)	(306,882)	367,698	(1,259,388)	(891,690)
AIM V.I. Mid Cap Core Equity Fund – Series I Shares	372,474	(1,115,556)	(743,082)	292,605	(673,829)	(381,224)
Alger Capital Appreciation Portfolio – Class I-2 Shares	981,034	(3,118,381)	(2,137,347)	974,789	(3,202,660)	(2,227,871)
Anchor Series Trust Capital Appreciation Portfolio – Class 1	562	(803)	(241)	559	(1,298)	(739)
Anchor Series Trust Government and Quality Bond Portfolio – Class 1	303	(1,688)	(1,385)	1,378	(2,172)	(794)
Anchor Series Trust Growth and Income Portfolio – Class 1	1,016	(928)	88	11	(205)	(194)
Anchor Series Trust Growth Portfolio – Class 1	335	(1,990)	(1,655)	628	(3,286)	(2,658)
Anchor Series Trust Money Market Portfolio – Class 1	145	(2,221)	(2,076)	4,781	(4,149)	632
Anchor Series Trust Multi-Asset Portfolio – Class 1	4	(14,768)	(14,764)	22	(491)	(469)
Anchor Series Trust Natural Resources Portfolio – Class 1	826	(367)	459	25	(920)	(895)
Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1	125	(2,431)	(2,306)	95	(1,362)	(1,267)
DWS Equity 500 Index Fund VIP – Class A	3,755,767	(7,068,608)	(3,312,841)	4,767,685	(5,351,123)	(583,438)
DWS Small Cap Index VIP – Class A	464,659	(216,189)	248,470	574,255	(42,602)	531,653
Federated Fund for U.S. Government Securities II	4,559,079	(9,467,907)	(4,908,828)	5,628,012	(7,419,399)	(1,791,387)
Federated High Income Bond Fund II – Primary Shares	2,058,291	(2,036,834)	21,457	1,176,182	(2,188,898)	(1,012,716)
Fidelity® VIP Contrafund® Portfolio – Service Class	6,035,207	(16,987,828)	(10,952,621)	12,742,067	(15,072,337)	(2,330,270)
Fidelity® VIP Growth Opportunities Portfolio – Service Class	3,655,684	(3,393,561)	262,123	4,426,569	(2,983,042)	1,443,527
Fidelity® VIP Growth Portfolio – Service Class	2,699,597	(6,082,553)	(3,382,956)	3,937,292	(5,637,684)	(1,700,392)
Fidelity® VIP Investment Grade Bond Portfolio – Service Class	1,764,701	(977,879)	786,822	1,418,738	(1,461,076)	(42,338)
Franklin Income Securities Fund – Class 2	1,657,199	(856,520)	800,679	1,643,121	(579,090)	1,064,031
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	187,570	(299,946)	(112,376)	209,335	(377,899)	(168,564)
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	1,341,016	(1,545,902)	(204,886)	1,340,944	(1,513,790)	(172,846)
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	2,717,532	(6,975,547)	(4,258,015)	3,590,979	(4,786,226)	(1,195,247)
Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares	919,184	(2,574,911)	(1,655,727)	1,063,633	(2,147,922)	(1,084,289)
Mutual Shares Securities Fund – Class 2	3,001,161	(8,750,956)	(5,749,795)	6,004,395	(7,738,665)	(1,734,270)
Neuberger Berman AMT Guardian Portfolio – S Class	5,440,397	(4,118,387)	1,322,010	1,565,889	(566,177)	999,712
Neuberger Berman AMT Small Cap Growth Portfolio – S Class	222,839	(30,576)	192,263	99,172	(87,129)	12,043
Oppenheimer Capital Appreciation Fund/VA – Service Shares	1,176,319	(682,801)	493,518	275,189	(184,359)	90,830
Oppenheimer Global Securities Fund/VA – Service Shares	671,259	(1,004,446)	(333,187)	898,340	(606,999)	291,341
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	2,048,805	(4,092,279)	(2,043,474)	4,320,965	(554,546)	3,766,419
Phoenix Capital Growth Series	5,516,392	(9,668,876)	(4,152,484)	5,162,442	(9,999,477)	(4,837,035)
Phoenix Dynamic Asset Allocation Series: Aggressive Growth	908,507	(796,720)	111,787	716,776	(619,215)	97,561
Phoenix Dynamic Asset Allocation Series: Growth	2,781,497	(2,826,320)	(44,823)	3,448,121	(2,349,776)	1,098,345
Phoenix Dynamic Asset Allocation Series: Moderate	3,495,472	(3,502,687)	(7,215)	4,440,821	(564,236)	3,876,585
Phoenix Dynamic Asset Allocation Series: Moderate Growth	1,551,744	(663,932)	887,812	1,102,363	(647,332)	455,031
Phoenix Growth and Income Series	2,408,782	(5,459,882)	(3,051,100)	2,974,239	(6,905,848)	(3,931,609)
Phoenix Mid-Cap Growth Series	3,080,278	(5,589,353)	(2,509,075)	3,270,305	(5,964,904)	(2,694,599)
Phoenix Mid-Cap Value Series	2,220,415	(4,269,426)	(2,049,011)	2,546,090	(4,760,257)	(2,214,167)
Phoenix Money Market Series	23,630,516	(28,352,571)	(4,722,055)	23,218,549	(20,629,382)	2,589,167
Phoenix Multi-Sector Fixed Income Series	1,347,673	(4,246,055)	(2,898,382)	1,948,601	(13,114,232)	(11,165,631)
Phoenix Multi-Sector Short Term Bond Series	1,520,887	(13,266,856)	(11,745,969)	16,788,125	(8,473,025)	8,315,100
Phoenix Small-Cap Growth Series	735,842	(1,934,682)	(1,198,840)	1,190,694	(2,043,841)	(853,147)
Phoenix Small-Cap Value Series	1,347,856	(2,416,231)	(1,068,375)	2,072,850	(3,297,832)	(1,224,982)
Phoenix Strategic Allocation Series	1,174,743	(3,139,068)	(1,964,325)	2,381,935	(4,356,945)	(1,975,010)

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 4—Changes in Units Outstanding (Continued)

	For period ended December 31, 2009			For period ended December 31, 2008
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Phoenix-Aberdeen International Series	3,085,879	(6,813,883)	(3,728,004)	3,507,021	(6,378,147)	(2,871,126)
Phoenix-Duff & Phelps Real Estate Securities Series	1,198,795	(2,060,675)	(861,880)	1,371,717	(1,997,625)	(625,908)
Phoenix-Van Kampen Comstock Series	4,897,957	(6,912,129)	(2,014,172)	2,407,179	(4,786,717)	(2,379,538)
Phoenix-Van Kampen Equity 500 Index Series	2,902,213	(8,920,488)	(6,018,275)	3,195,300	(7,427,981)	(4,232,681)
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	1,998,598	(1,147,052)	851,546	4,485,643	(3,924,982)	560,661
PIMCO Real Return Portfolio – Advisor Class	947,574	(841,736)	105,838	5,047,154	(3,334,900)	1,712,254
PIMCO Total Return Portfolio – Advisor Class	14,821,157	(12,910,672)	1,910,485	11,525,893	(1,102,727)	10,423,166
Rydex Variable Trust All-Cap Opportunity Fund	48,869	(183,141)	(134,272)	88,956	(204,499)	(115,543)
Rydex Variable Trust Inverse Government Long Bond Strategy Fund	20,852	(46,373)	(25,521)	12,105	(52,455)	(40,350)
Rydex Variable Trust Nova Fund	23,759	(44,143)	(20,384)	22,662	(55,612)	(32,950)
Sentinel Variable Products Balanced Fund	287,627	(236,191)	51,436	604,455	(199,199)	405,256
Sentinel Variable Products Bond Fund	7,775,619	(10,549,187)	(2,773,568)	6,503,293	(536,937)	5,966,356
Sentinel Variable Products Common Stock Fund	3,420,991	(11,360,910)	(7,939,919)	14,244,829	(1,105,447)	13,139,382
Sentinel Variable Products Mid Cap Growth Fund	329,424	(156,855)	172,569	2,353,968	(1,709,531)	644,437
Sentinel Variable Products Small Company Fund	1,063,268	(525,361)	537,907	896,372	(196,793)	699,579
Summit S&P MidCap 400 Index Portfolio – Class I Shares	499,107	(233,971)	265,136	238,300	(49,065)	189,235
Templeton Developing Markets Securities Fund – Class 2	1,018,845	(884,268)	134,577	829,370	(1,281,285)	(451,915)
Templeton Foreign Securities Fund – Class 2	1,753,960	(3,517,580)	(1,763,620)	1,681,664	(3,741,732)	(2,060,068)
Templeton Global Asset Allocation Fund – Class 2	29,544	(83,403)	(53,859)	30,720	(86,788)	(56,068)
Templeton Growth Securities Fund – Class 2	1,402,216	(3,013,532)	(1,611,316)	1,316,069	(3,063,098)	(1,747,029)
Van Kampen UIF Equity and Income Portfolio – Class II	467,778	(493,096)	(25,318)	336,264	(63,393)	272,871
Wanger International	1,642,993	(3,408,585)	(1,765,592)	1,501,946	(4,177,812)	(2,675,866)
Wanger International Select	615,033	(1,704,112)	(1,089,079)	923,146	(1,953,593)	(1,030,447)
Wanger Select	977,199	(1,880,312)	(903,113)	927,638	(1,956,920)	(1,029,282)
Wanger USA	2,202,409	(5,382,165)	(3,179,756)	2,463,735	(6,931,024)	(4,467,289)

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights

A summary of unit values and units outstanding for variable annuity contracts, net investment income ratios, and the expense ratios, excluding expenses of the underlying funds, for each of the 5 years in the period ended December 31, 2009, follows:

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

AIM V.I. Capital Appreciation Fund – Series I Shares
2009	6,328	0.71	to	0.88	4,958	0.60%	-	to	0.80%	20.11%	to	26.94%
2008	7,362	0.64	to	0.73	4,808	-	-	to	0.80%	(42.95%)	to	(42.49%)
2007	7,902	1.12	to	1.26	9,061	-	-	to	0.80%	11.11%	to	12.01%
2006	7,911	1.01	to	1.13	8,134	0.06%	-	to	0.80%	4.89%	to	6.55%
2005	7,454	0.95	to	1.06	7,262	0.07%	-	to	0.80%	7.97%	to	8.83%
AIM V.I. Core Equity Fund – Series I Shares
2009	2,169	1.03	to	1.06	2,241	1.82%	-	to	0.80%	27.27%	to	28.30%
2008	2,476	0.81	to	0.83	2,010	1.86%	-	to	0.80%	(30.70%)	to	(30.14%)
2007	3,367	1.17	to	1.18	3,950	1.04%	-	to	0.80%	(0.22%)	to	8.12%
2006[7]	4,237	1.09	to	1.10	4,623	0.83%	-	to	0.80%	8.57%	to	9.16%
2005	-	-	to	-	-	-	-	to	-	-	to	-
AIM V.I. Mid Cap Core Equity Fund – Series I Shares
2009	2,643	1.19	to	1.24	3,162	1.23%	-	to	0.80%	29.17%	to	30.21%
2008	3,386	0.92	to	0.95	3,135	1.55%	-	to	0.80%	(29.09%)	to	(28.52%)
2007	3,768	1.30	to	1.33	4,916	0.21%	-	to	0.80%	8.67%	to	9.55%
2006	4,349	1.20	to	1.22	5,219	0.95%	-	to	0.80%	10.35%	to	11.24%
2005	4,726	1.09	to	1.10	5,136	0.51%	-	to	0.80%	6.76%	to	7.62%
Alger Capital Appreciation Portfolio – Class I-2 Shares
2009	9,394	0.85	to	1.26	8,224	-	-	to	0.80%	49.89%	to	51.10%
2008	11,532	0.56	to	0.84	6,755	-	-	to	0.80%	(45.57%)	to	(45.13%)
2007	13,760	1.04	to	1.52	15,227	-	-	to	0.80%	32.46%	to	33.53%
2006	16,097	0.78	to	1.14	13,373	-	-	to	0.80%	10.38%	to	19.26%
2005	18,063	0.66	to	0.96	12,856	-	-	to	0.80%	13.53%	to	14.45%
Anchor Series Trust Capital Appreciation Portfolio – Class 1
2009	23	103.58	to	110.34	2,340	-	0.45%	to	0.60%	35.94%	to	36.15%
2008	23	76.08	to	81.17	1,737	-	0.45%	to	0.60%	(40.71%)	to	(40.62%)
2007	24	128.12	to	136.89	3,020	0.36%	0.45%	to	0.60%	26.94%	to	27.13%
2006	29	100.78	to	107.84	2,935	0.14%	0.45%	to	0.60%	10.90%	to	10.92%
2005	33	90.85	to	97.37	2,988	0.30%	0.45%	to	0.60%	10.90%	to	11.10%
Anchor Series Trust Government and Quality Bond Portfolio – Class 1
2009	6	35.70	to	52.04	316	4.90%	0.45%	to	0.60%	3.64%	to	3.80%
2008	7	34.44	to	50.13	374	4.16%	0.45%	to	0.60%	3.71%	to	3.87%
2007	8	33.21	to	48.27	398	3.65%	0.45%	to	0.60%	5.65%	to	5.81%
2006	9	31.43	to	45.62	426	3.67%	0.45%	to	0.60%	2.68%	to	2.84%
2005	10	30.61	to	44.36	422	3.28%	0.45%	to	0.60%	1.70%	to	2.20%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Anchor Series Trust Growth and Income Portfolio – Class 1
2009	6	37.94	to	39.03	240	0.44%	0.45%	to	0.60%	33.73%	to	33.94%
2008	6	28.33	to	29.18	177	0.48%	0.45%	to	0.60%	(39.67%)	to	(39.57%)
2007	6	46.89	to	48.37	302	0.55%	0.45%	to	0.60%	9.59%	to	9.75%
2006	7	42.72	to	44.14	309	0.55%	0.45%	to	0.60%	10.50%	to	10.67%
2005	7	38.60	to	39.94	275	0.94%	0.45%	to	0.60%	4.20%	to	4.40%
Anchor Series Trust Growth Portfolio – Class 1
2009	17	61.53	to	93.18	1,542	1.14%	0.45%	to	0.60%	37.56%	to	37.77%
2008	18	44.73	to	67.63	1,223	0.76%	0.45%	to	0.60%	(40.78%)	to	(40.69%)
2007	21	75.52	to	114.03	2,321	0.69%	0.45%	to	0.60%	9.53%	to	9.70%
2006	24	68.95	to	103.95	2,438	0.61%	0.45%	to	0.60%	12.61%	to	12.78%
2005	27	61.23	to	92.17	2,425	0.91%	0.45%	to	0.60%	6.50%	to	6.60%
Anchor Series Trust Money Market Portfolio – Class 1
2009	30	20.01	to	24.82	738	0.05%	0.45%	to	0.60%	(0.55%)	to	(0.40%)
2008	32	20.12	to	24.92	792	1.71%	0.45%	to	0.60%	1.13%	to	1.29%
2007	31	19.89	to	24.61	765	4.29%	0.45%	to	0.60%	3.76%	to	3.92%
2006	31	19.17	to	23.68	713	4.08%	0.45%	to	0.60%	3.50%	to	3.66%
2005	24	18.52	to	22.84	527	2.23%	0.45%	to	0.60%	1.60%	to	1.80%
Anchor Series Trust Multi-Asset Portfolio – Class 1
2009	50	42.43	to	42.45	2,111	2.43%	0.45%	to	0.60%	23.30%	to	23.49%
2008	64	34.38	to	34.41	2,217	2.13%	0.45%	to	0.60%	(26.35%)	to	(26.24%)
2007	65	46.60	to	46.72	3,028	1.87%	0.45%	to	0.60%	7.82%	to	7.99%
2006	69	43.16	to	43.33	2,966	1.68%	0.45%	to	0.60%	7.11%	to	7.27%
2005	71	40.23	to	40.45	2,864	1.90%	0.45%	to	0.60%	3.30%	to	3.40%
Anchor Series Trust Natural Resources Portfolio – Class 1
2009	9	92.65	to	97.64	834	1.47%	0.45%	to	0.60%	57.12%	to	57.35%
2008	8	58.97	to	62.05	501	0.91%	0.45%	to	0.60%	(50.10%)	to	(50.02%)
2007	9	118.17	to	124.16	1,110	1.09%	0.45%	to	0.60%	39.35%	to	39.57%
2006	10	84.80	to	88.96	913	0.69%	0.45%	to	0.60%	24.18%	to	24.37%
2005	11	68.29	to	71.53	796	0.50%	0.45%	to	0.60%	45.30%	to	45.50%
Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1
2009	31	46.97	to	49.19	1,447	6.31%	0.45%	to	0.60%	23.75%	to	23.94%
2008	33	37.90	to	39.75	1,257	-	0.45%	to	0.60%	(29.81%)	to	(29.71%)
2007	34	53.91	to	56.64	1,857	-	0.45%	to	0.60%	15.96%	to	16.13%
2006	36	46.42	to	48.84	1,676	1.52%	0.45%	to	0.60%	10.77%	to	10.93%
2005	39	41.85	to	44.10	1,644	0.71%	0.45%	to	0.60%	8.40%	to	8.60%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

DWS Equity 500 Index Fund VIP – Class A
2009	26,267	0.80	to	1.19	30,197	2.90%	-	to	0.80%	25.31%	to	26.32%
2008	29,580	0.63	to	0.94	26,936	2.41%	-	to	0.80%	(37.66%)	to	(26.88%)
2007	30,164	1.42	to	1.49	43,822	1.50%	-	to	0.80%	4.45%	to	5.30%
2006	27,785	1.36	to	1.42	38,443	1.13%	-	to	0.80%	10.75%	to	15.52%
2005	24,234	1.19	to	1.23	29,129	1.48%	-	to	0.80%	3.84%	to	4.68%
DWS Small Cap Index VIP – Class A
2009	780	0.92	to	0.94	727	1.69%	-	to	0.80%	25.56%	to	61.59%
2008[20]	532	0.74	to	0.74	393	0.04%	-	to	0.80%	(30.71%)	to	(27.35%)
2007	-	-	to	-	-	-	-	to	-	-	to	-
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Federated Fund for U.S. Government Securities II
2009	19,138	1.10	to	1.59	30,225	4.99%	-	to	0.80%	2.41%	to	5.21%
2008	24,047	1.06	to	1.52	36,146	4.96%	-	to	0.80%	3.44%	to	4.28%
2007	25,839	1.32	to	1.47	37,542	4.57%	-	to	0.80%	5.43%	to	6.29%
2006	25,746	1.25	to	1.40	35,432	3.96%	-	to	0.80%	3.31%	to	4.35%
2005	26,910	1.20	to	1.35	35,456	3.69%	-	to	0.80%	1.21%	to	2.03%
Federated High Income Bond Fund II – Primary Shares
2009	5,788	1.16	to	1.81	9,075	10.57%	-	to	0.80%	19.97%	to	52.85%
2008	5,766	1.02	to	1.19	5,957	10.39%	-	to	0.80%	(26.59%)	to	(25.99%)
2007	6,779	1.39	to	1.60	9,539	7.75%	-	to	0.80%	2.60%	to	3.43%
2006	10,839	1.35	to	1.55	14,778	7.50%	-	to	0.80%	9.92%	to	10.80%
2005	10,444	1.23	to	1.40	12,943	8.34%	-	to	0.80%	(0.79%)	to	2.66%
Fidelity® VIP Contrafund® Portfolio – Service Class
2009	36,334	0.79	to	1.57	44,789	1.24%	-	to	0.80%	27.69%	to	35.67%
2008	47,286	0.58	to	1.15	43,923	0.92%	-	to	0.80%	(43.07%)	to	(30.26%)
2007	49,617	1.57	to	2.01	81,122	0.86%	-	to	0.80%	16.56%	to	17.51%
2006	48,160	1.35	to	1.71	67,672	1.16%	-	to	0.80%	10.70%	to	11.59%
2005	42,540	1.22	to	1.53	54,365	0.18%	-	to	0.80%	15.92%	to	16.85%
Fidelity® VIP Growth Opportunities Portfolio – Service Class
2009	9,424	0.68	to	0.95	6,568	0.39%	-	to	0.80%	44.55%	to	45.72%
2008	9,162	0.47	to	0.65	4,436	0.40%	-	to	0.80%	(55.42%)	to	(33.08%)
2007	7,719	1.06	to	1.45	8,378	-	-	to	0.80%	22.05%	to	23.04%
2006	5,607	0.86	to	1.18	5,032	0.53%	-	to	0.80%	4.46%	to	10.02%
2005	4,209	0.83	to	1.12	3,631	0.71%	-	to	0.80%	2.01%	to	8.86%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Fidelity® VIP Growth Portfolio – Service Class
2009	17,107	0.59	to	0.83	10,481	0.33%	-	to	0.80%	27.12%	to	28.66%
2008	20,489	0.47	to	0.65	9,858	0.71%	-	to	0.80%	(47.66%)	to	(47.23%)
2007	22,190	0.89	to	1.24	20,423	0.61%	-	to	0.80%	25.85%	to	26.87%
2006	23,252	0.71	to	0.98	17,010	0.28%	-	to	0.80%	5.88%	to	6.73%
2005	24,379	0.67	to	0.92	16,886	0.42%	-	to	0.80%	(3.30%)	to	5.67%
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
2009	2,926	1.13	to	1.17	3,345	8.77%	-	to	0.80%	0.55%	to	15.67%
2008	2,140	0.98	to	1.01	2,130	4.34%	-	to	0.80%	(5.04%)	to	3.25%
2007[16]	2,182	1.04	to	1.05	2,264	0.48%	-	to	0.80%	2.67%	to	3.69%
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Franklin Income Securities Fund – Class 2
2009	3,707	0.96	to	1.11	3,992	7.99%	-	to	0.80%	34.51%	to	51.79%
2008	2,907	0.71	to	0.82	2,330	5.63%	-	to	0.80%	(30.22%)	to	(23.89%)
2007	1,843	1.15	to	1.16	2,116	3.20%	-	to	0.80%	1.31%	to	3.76%
2006[10]	748	1.11	to	1.12	833	0.59%	-	to	0.80%	5.16%	to	11.73%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
2009	1,410	1.11	to	1.15	1,566	-	-	to	0.80%	9.08%	to	52.68%
2008	1,522	0.73	to	0.75	1,116	-	-	to	0.80%	(36.98%)	to	(36.47%)
2007	1,691	1.16	to	1.19	1,968	-	-	to	0.80%	(7.95%)	to	(7.20%)
2006	1,759	1.26	to	1.28	2,223	-	-	to	0.80%	15.14%	to	16.07%
2005[5]	1,834	1.10	to	1.10	2,012	-	-	to	0.80%	11.98%	to	12.59%
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
2009	4,145	1.11	to	1.33	5,309	6.44%	-	to	0.80%	15.86%	to	34.31%
2008	4,350	0.83	to	0.99	4,182	6.58%	-	to	0.80%	(18.19%)	to	(15.15%)
2007	4,523	1.17	to	1.20	5,312	6.19%	-	to	0.80%	5.33%	to	6.19%
2006	4,310	1.11	to	1.13	4,806	6.09%	-	to	0.80%	8.46%	to	9.33%
2005[4]	4,112	1.03	to	1.03	4,221	6.99%	-	to	0.80%	3.04%	to	5.33%
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
2009	14,001	0.76	to	0.97	13,126	0.95%	-	to	0.80%	17.95%	to	28.66%
2008	18,260	0.79	to	0.82	14,516	1.51%	-	to	0.80%	(36.93%)	to	(36.42%)
2007	19,455	1.26	to	1.28	24,495	1.18%	-	to	0.80%	2.61%	to	3.44%
2006	20,535	1.22	to	1.24	25,175	1.33%	-	to	0.80%	10.01%	to	17.27%
2005[4]	19,011	1.05	to	1.06	20,019	1.73%	-	to	0.80%	6.05%	to	7.89%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares
2009	5,844	0.77	to	0.95	5,340	0.45%	-	to	0.80%	(5.34%)	to	31.49%
2008	7,500	0.73	to	0.75	5,454	1.24%	-	to	0.80%	(39.84%)	to	(39.36%)
2007	8,584	1.21	to	1.23	10,370	0.41%	-	to	0.80%	(0.23%)	to	0.58%
2006	9,131	1.21	to	1.23	11,049	0.52%	-	to	0.80%	11.34%	to	12.23%
2005[4]	8,949	1.09	to	1.09	9,722	0.71%	-	to	0.80%	11.46%	to	13.98%
Mutual Shares Securities Fund – Class 2
2009	15,214	0.79	to	1.62	23,807	1.82%	-	to	0.80%	25.04%	to	51.21%
2008	20,963	0.63	to	1.30	26,171	3.07%	-	to	0.80%	(37.61%)	to	4.25%
2007	22,698	1.61	to	2.08	45,267	1.43%	-	to	0.80%	2.65%	to	3.48%
2006	22,061	1.56	to	2.03	42,791	1.29%	-	to	0.80%	17.44%	to	18.38%
2005	19,751	1.33	to	1.72	32,505	0.66%	-	to	0.80%	3.12%	to	10.55%
Neuberger Berman AMT Guardian Portfolio – S Class
2009	3,308	0.82	to	0.93	2,980	0.87%	-	to	0.80%	28.47%	to	29.51%
2008	1,986	0.64	to	0.71	1,391	0.60%	-	to	0.80%	(37.87%)	to	(26.85%)
2007	986	1.13	to	1.14	1,111	0.37%	-	to	0.80%	6.28%	to	7.14%
2006[12]	101	1.06	to	1.07	107	1.47%	-	to	0.80%	9.12%	to	12.63%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Neuberger Berman AMT Small Cap Growth Portfolio – S Class
2009	214	0.70	to	0.70	151	-	0.80%	to	0.80%	21.77%	to	21.77%
2008	22	0.58	to	0.58	13	-	0.80%	to	0.80%	(39.96%)	to	(5.97%)
2007	10	0.96	to	0.96	9	-	0.80%	to	0.80%	(0.29%)	to	(0.23%)
2006[15]	5	0.97	to	0.97	5	-	0.80%	to	0.80%	3.32%	to	3.32%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Oppenheimer Capital Appreciation Fund/VA – Service Shares
2009	1,264	0.89	to	0.91	1,129	0.01%	-	to	0.80%	33.56%	to	65.88%
2008	770	0.62	to	0.63	479	-	-	to	0.80%	(46.10%)	to	(45.66%)
2007	680	1.15	to	1.17	783	0.01%	-	to	0.80%	12.94%	to	13.86%
2006[12]	442	1.02	to	1.02	451	-	-	to	0.80%	(0.48%)	to	7.97%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Oppenheimer Global Securities Fund/VA – Service Shares
2009	1,213	0.83	to	0.95	1,116	1.79%	-	to	0.80%	34.53%	to	39.36%
2008	1,546	0.59	to	0.68	1,031	1.06%	-	to	0.80%	(40.81%)	to	2.51%
2007	1,255	1.12	to	1.14	1,410	0.88%	-	to	0.80%	3.47%	to	5.23%
2006[9]	436	1.07	to	1.07	465	-	0.80%	to	0.80%	4.65%	to	13.50%
2005	-	-	to	-	-	-	-	to	-	-	to	-

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Oppenheimer Main Street Small Cap Fund®/VA – Service Shares
2009	2,918	0.82	to	0.94	2,392	0.51%	-	to	0.80%	35.79%	to	36.88%
2008	4,962	0.60	to	0.69	3,006	0.10%	-	to	0.80%	(38.50%)	to	(30.38%)
2007	1,195	0.98	to	0.99	1,172	0.11%	-	to	0.80%	(9.54%)	to	(2.19%)
2006[13]	279	1.00	to	1.00	279	-	0.80%	to	0.80%	5.47%	to	10.02%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Phoenix Capital Growth Series
2009	35,368	0.55	to	3.37	108,485	0.86%	-	to	0.80%	28.89%	to	29.93%
2008	39,520	0.42	to	2.61	93,964	0.03%	-	to	0.80%	(41.25%)	to	(40.78%)
2007	44,358	0.71	to	4.43	178,892	0.26%	-	to	0.80%	(0.65%)	to	10.75%
2006	50,797	0.64	to	4.02	186,428	0.21%	-	to	0.80%	(0.23%)	to	3.22%
2005	51,064	0.62	to	3.91	186,646	0.06%	-	to	0.80%	2.89%	to	3.71%
Phoenix Dynamic Asset Allocation Series: Aggressive Growth
2009	2,379	0.93	to	0.96	2,220	1.93%	-	to	0.80%	26.48%	to	27.50%
2008	2,267	0.74	to	0.75	1,673	1.61%	-	to	0.80%	(38.75%)	to	(38.25%)
2007	2,169	1.20	to	1.22	2,612	1.12%	-	to	0.80%	2.33%	to	8.45%
2006[6]	1,043	1.12	to	1.13	1,166	2.23%	-	to	0.80%	(0.47%)	to	12.47%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Phoenix Dynamic Asset Allocation Series: Growth
2009	8,200	0.97	to	1.00	7,989	1.95%	-	to	0.80%	22.77%	to	23.76%
2008	8,245	0.79	to	0.81	6,558	2.06%	-	to	0.80%	(32.73%)	to	(32.18%)
2007	7,147	1.17	to	1.19	8,431	1.58%	-	to	0.80%	7.46%	to	8.33%
2006[6]	3,465	1.09	to	1.10	3,794	3.81%	-	to	0.80%	6.50%	to	10.18%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Phoenix Dynamic Asset Allocation Series: Moderate
2009	4,199	1.05	to	1.08	4,411	2.33%	-	to	0.80%	11.77%	to	23.63%
2008	4,206	0.94	to	0.94	3,949	3.18%	-	to	0.80%	(20.65%)	to	(16.47%)
2007	330	1.12	to	1.14	371	2.98%	-	to	0.80%	3.01%	to	7.11%
2006[6]	342	1.05	to	1.05	359	23.55%	0.80%	to	0.80%	0.01%	to	5.51%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Phoenix Dynamic Asset Allocation Series: Moderate Growth
2009	4,228	1.01	to	1.04	4,270	2.40%	-	to	0.80%	17.70%	to	18.65%
2008	3,340	0.86	to	0.88	2,866	2.29%	-	to	0.80%	(26.20%)	to	(25.60%)
2007	2,885	1.16	to	1.18	3,354	2.42%	-	to	0.80%	7.63%	to	8.50%
2006[6]	891	1.08	to	1.09	962	3.37%	-	to	0.80%	7.82%	to	9.41%
2005	-	-	to	-	-	-	-	to	-	-	to	-

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Phoenix Growth and Income Series
2009	18,059	1.06	to	1.26	22,294	1.59%	-	to	0.80%	22.51%	to	23.50%
2008	21,110	0.86	to	1.03	21,245	1.31%	-	to	0.80%	(35.45%)	to	(34.93%)
2007	25,041	1.33	to	1.60	38,869	0.96%	-	to	0.80%	5.80%	to	6.66%
2006	26,367	1.25	to	1.51	38,734	1.14%	-	to	0.80%	11.57%	to	17.18%
2005	25,382	1.07	to	1.30	32,167	1.05%	-	to	0.80%	3.97%	to	4.80%
Phoenix Mid-Cap Growth Series
2009	18,776	0.68	to	1.21	21,896	-	-	to	0.80%	28.61%	to	34.68%
2008	21,285	0.52	to	0.94	19,211	-	-	to	0.80%	(43.92%)	to	(43.47%)
2007	23,980	0.93	to	1.67	38,990	-	-	to	0.80%	20.82%	to	21.80%
2006	27,967	0.76	to	1.38	37,704	-	-	to	0.80%	3.30%	to	4.13%
2005	14,326	0.73	to	1.34	18,486	-	-	to	0.80%	3.35%	to	4.18%
Phoenix Mid-Cap Value Series
2009	13,832	0.86	to	2.27	24,197	0.84%	-	to	0.80%	31.57%	to	32.63%
2008	15,881	0.65	to	1.71	21,135	0.16%	-	to	0.80%	(36.19%)	to	(30.05%)
2007	18,095	1.99	to	2.65	37,502	0.13%	-	to	0.80%	1.18%	to	2.00%
2006	18,880	1.97	to	2.60	38,670	0.42%	-	to	0.80%	6.30%	to	14.91%
2005	19,166	1.73	to	2.26	34,422	0.11%	-	to	0.80%	6.87%	to	7.73%
Phoenix Money Market Series
2009	31,488	1.01	to	2.35	56,491	0.05%	-	to	0.80%	(0.74%)	to	0.06%
2008	36,210	1.01	to	2.36	64,783	2.20%	-	to	0.80%	0.51%	to	2.25%
2007	33,621	1.14	to	2.32	60,100	4.76%	-	to	0.80%	4.03%	to	4.88%
2006	35,146	1.09	to	2.23	60,133	4.32%	-	to	0.80%	0.28%	to	4.41%
2005	35,905	1.05	to	2.14	58,630	2.54%	-	to	0.80%	1.76%	to	2.58%
Phoenix Multi-Sector Fixed Income Series
2009	10,583	1.15	to	4.82	40,807	7.09%	-	to	0.80%	14.38%	to	40.13%
2008	13,481	0.82	to	3.46	36,957	6.50%	-	to	0.80%	(18.59%)	to	(1.46%)
2007	24,647	1.52	to	4.23	88,583	5.22%	-	to	0.80%	2.88%	to	3.71%
2006	26,435	1.47	to	4.10	93,566	5.45%	-	to	0.80%	5.99%	to	6.84%
2005	24,919	1.38	to	3.86	81,240	4.88%	-	to	0.80%	0.97%	to	1.78%
Phoenix Multi-Sector Short Term Bond Series
2009	5,919	1.18	to	1.41	7,961	5.97%	-	to	0.80%	12.41%	to	32.07%
2008	17,665	1.02	to	1.07	18,294	5.67%	-	to	0.80%	(12.06%)	to	0.09%
2007	9,350	1.16	to	1.21	10,938	5.56%	-	to	0.80%	3.15%	to	3.98%
2006	8,836	1.13	to	1.16	10,021	4.66%	-	to	0.80%	4.87%	to	5.71%
2005	8,761	1.08	to	1.10	9,461	4.05%	-	to	0.80%	0.55%	to	1.36%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Phoenix Small-Cap Growth Series
2009	4,430	0.67	to	1.71	7,161	-	-	to	0.80%	(23.95%)	to	27.18%
2008	5,629	1.33	to	1.40	7,493	-	-	to	0.80%	(45.37%)	to	(31.20%)
2007	6,482	2.43	to	2.53	15,788	-	-	to	0.80%	1.94%	to	16.10%
2006	7,108	2.11	to	2.18	15,016	0.03%	-	to	0.80%	0.87%	to	19.45%
2005	1,868	1.78	to	1.83	3,329	-	-	to	0.80%	14.72%	to	15.64%
Phoenix Small-Cap Value Series
2009	6,941	0.74	to	1.74	11,737	0.46%	-	to	0.80%	19.93%	to	20.90%
2008	8,009	0.62	to	1.45	11,285	0.08%	-	to	0.80%	(38.41%)	to	0.74%
2007	9,234	2.04	to	2.35	21,096	-	-	to	0.80%	(2.89%)	to	(2.10%)
2006	10,242	2.10	to	2.42	24,109	0.22%	-	to	0.80%	7.72%	to	16.75%
2005	10,410	1.81	to	2.09	21,154	-	-	to	0.80%	6.60%	to	7.46%
Phoenix Strategic Allocation Series
2009	11,725	0.94	to	4.82	50,033	3.62%	-	to	0.80%	23.52%	to	24.52%
2008	13,690	0.75	to	3.89	47,637	2.97%	-	to	0.80%	(26.04%)	to	0.08%
2007	15,665	1.36	to	5.24	72,855	2.65%	-	to	0.80%	5.13%	to	5.99%
2006	16,980	1.29	to	4.97	75,169	2.59%	-	to	0.80%	11.79%	to	12.69%
2005	19,364	1.15	to	4.43	76,320	2.31%	-	to	0.80%	0.98%	to	1.79%
Phoenix-Aberdeen International Series
2009	21,570	0.87	to	3.72	71,979	3.20%	-	to	0.80%	38.75%	to	39.87%
2008	25,298	0.62	to	2.67	60,671	1.89%	-	to	0.80%	(39.47%)	to	(24.97%)
2007	28,169	1.77	to	4.40	111,898	1.53%	-	to	0.80%	14.02%	to	14.94%
2006	30,187	1.54	to	3.85	105,044	2.21%	-	to	0.80%	14.36%	to	27.37%
2005	26,527	1.21	to	3.04	74,716	4.34%	-	to	0.80%	17.62%	to	18.57%
Phoenix-Duff & Phelps Real Estate Securities Series
2009	5,996	0.77	to	3.90	21,049	3.60%	-	to	0.80%	28.08%	to	29.12%
2008	6,858	0.60	to	3.03	18,839	1.51%	-	to	0.80%	(40.83%)	to	(36.88%)
2007	7,484	2.81	to	4.83	32,925	1.23%	-	to	0.80%	(16.39%)	to	(15.71%)
2006	8,741	3.34	to	5.76	46,224	1.30%	-	to	0.80%	19.51%	to	37.07%
2005	9,163	2.45	to	4.22	35,760	1.74%	-	to	0.80%	14.18%	to	15.10%
Phoenix-Van Kampen Comstock Series
2009	15,431	0.97	to	1.53	22,031	2.05%	-	to	0.80%	28.78%	to	29.97%
2008	17,445	0.74	to	1.19	19,277	1.76%	-	to	0.80%	(36.24%)	to	(35.73%)
2007	19,825	1.16	to	1.86	34,764	1.55%	-	to	0.80%	(3.00%)	to	(2.22%)
2006	22,954	1.19	to	1.92	41,460	1.70%	-	to	0.80%	19.93%	to	20.90%
2005	25,376	0.98	to	1.60	37,974	1.14%	-	to	0.80%	4.59%	to	5.43%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Phoenix-Van Kampen Equity 500 Index Series
2009	22,708	0.90	to	1.23	27,504	2.28%	-	to	0.80%	(0.01%)	to	26.22%
2008	28,726	0.71	to	0.98	27,778	1.65%	-	to	0.80%	(37.81%)	to	(30.53%)
2007	32,959	1.14	to	1.58	51,242	1.29%	-	to	0.80%	(0.78%)	to	4.87%
2006	37,558	1.08	to	1.52	55,894	1.36%	-	to	0.80%	3.32%	to	14.21%
2005	29,694	0.95	to	1.34	39,178	1.25%	-	to	0.80%	2.86%	to	3.69%
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
2009	3,763	0.66	to	0.94	3,441	6.04%	-	to	0.80%	40.48%	to	41.62%
2008	2,911	0.47	to	0.66	1,893	4.47%	-	to	0.80%	(55.53%)	to	(42.98%)
2007	2,351	1.17	to	1.18	2,742	6.15%	-	to	0.80%	15.16%	to	22.15%
2006[8]	361	0.95	to	0.95	344	8.40%	0.80%	to	0.80%	(6.38%)	to	(5.42%)
2005	-	-	to	-	-	-	-	to	-	-	to	-
PIMCO Real Return Portfolio – Advisor Class
2009	2,666	1.06	to	1.24	3,224	3.05%	-	to	0.80%	8.35%	to	18.24%
2008	2,560	0.94	to	1.05	2,638	3.38%	-	to	0.80%	(7.87%)	to	(1.46%)
2007	848	1.12	to	1.13	948	4.54%	-	to	0.80%	1.65%	to	10.53%
2006[14]	163	1.02	to	1.02	166	4.58%	-	to	0.80%	(0.71%)	to	1.62%
2005	-	-	to	-	-	-	-	to	-	-	to	-
PIMCO Total Return Portfolio – Advisor Class
2009	13,565	1.18	to	1.35	17,904	5.34%	-	to	0.80%	6.10%	to	13.92%
2008	11,655	1.06	to	1.19	13,589	4.32%	-	to	0.80%	0.09%	to	4.69%
2007	1,232	1.12	to	1.13	1,378	4.72%	-	to	0.80%	4.08%	to	8.04%
2006[11]	562	1.04	to	1.04	582	4.54%	0.80%	to	0.80%	3.67%	to	3.95%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Rydex Variable Trust All-Cap Opportunity Fund
2009	701	1.43	to	1.51	1,003	0.09%	-	to	0.80%	26.28%	to	27.29%
2008	835	1.13	to	1.18	947	-	-	to	0.80%	(41.21%)	to	(40.73%)
2007	951	1.93	to	2.00	1,833	-	-	to	0.80%	21.76%	to	22.75%
2006	1,053	1.58	to	1.63	1,668	-	-	to	0.80%	(11.88%)	to	11.39%
2005	1,779	1.43	to	1.46	2,549	-	-	to	0.80%	12.80%	to	13.71%
Rydex Variable Trust Inverse Government Long Bond Strategy Fund
2009	212	0.73	to	0.77	157	-	-	to	0.80%	18.46%	to	19.41%
2008	237	0.62	to	0.65	148	0.43%	-	to	0.80%	(30.77%)	to	(30.21%)
2007	277	0.89	to	0.93	250	4.42%	-	to	0.80%	(5.28%)	to	(4.51%)
2006	319	0.94	to	0.97	302	3.46%	-	to	0.80%	7.24%	to	8.11%
2005	583	0.88	to	0.90	513	-	-	to	0.80%	(6.00%)	to	(5.24%)

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Rydex Variable Trust Nova Fund
2009	148	1.03	to	1.09	152	0.94%	-	to	0.80%	34.42%	to	35.51%
2008	168	0.77	to	0.80	129	0.36%	-	to	0.80%	(54.84%)	to	(54.47%)
2007	201	1.70	to	1.76	341	1.18%	-	to	0.80%	0.31%	to	1.13%
2006	296	1.69	to	1.74	500	1.20%	-	to	0.80%	16.13%	to	19.27%
2005	402	1.43	to	1.46	575	0.30%	-	to	0.80%	(3.15%)	to	11.24%
Sentinel Variable Products Balanced Fund
2009	473	0.93	to	0.94	438	2.68%	-	to	0.80%	5.02%	to	27.91%
2008	422	0.77	to	0.77	324	4.37%	0.50%	to	0.80%	(24.56%)	to	(18.51%)
2007[19]	17	1.02	to	1.02	17	18.47%	0.80%	to	0.80%	(2.04%)	to	(2.04%)
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Sentinel Variable Products Bond Fund
2009	3,408	1.14	to	1.18	3,950	3.02%	-	to	0.80%	10.19%	to	11.08%
2008	6,182	1.03	to	1.06	6,484	16.63%	-	to	0.80%	1.41%	to	4.65%
2007[17]	216	1.02	to	1.02	220	22.26%	-	to	0.80%	0.53%	to	3.20%
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Sentinel Variable Products Common Stock Fund
2009	5,780	0.86	to	0.93	4,989	1.10%	-	to	0.80%	26.73%	to	27.75%
2008	13,720	0.68	to	0.72	9,358	2.03%	-	to	0.80%	(33.58%)	to	(22.11%)
2007[17]	580	1.02	to	1.03	595	9.56%	-	to	0.80%	(2.30%)	to	4.73%
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Sentinel Variable Products Mid Cap Growth Fund
2009	1,039	0.74	to	0.76	779	0.15%	-	to	0.80%	4.29%	to	30.60%
2008	866	0.56	to	0.58	501	-	-	to	0.80%	(46.49%)	to	(33.20%)
2007[18]	222	1.08	to	1.08	239	-	0.80%	to	0.80%	(2.00%)	to	6.77%
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Sentinel Variable Products Small Company Fund
2009	1,332	0.85	to	0.95	1,137	0.51%	-	to	0.80%	26.13%	to	27.15%
2008	794	0.68	to	0.75	537	0.45%	-	to	0.80%	(32.83%)	to	(24.33%)
2007[17]	94	1.01	to	1.01	95	5.15%	-	to	0.80%	(3.07%)	to	2.86%
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Summit S&P MidCap 400 Index Portfolio – Class I Shares
2009	454	0.95	to	0.96	432	1.87%	-	to	0.80%	35.29%	to	60.97%
2008[21]	189	0.70	to	0.70	133	4.56%	-	to	0.80%	(35.41%)	to	(32.88%)
2007	-	-	to	-	-	-	-	to	-	-	to	-
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Templeton Developing Markets Securities Fund – Class 2
2009	2,538	0.83	to	3.06	7,699	3.90%	-	to	0.80%	71.21%	to	72.59%
2008	2,403	0.48	to	1.77	4,260	2.75%	-	to	0.80%	(53.08%)	to	(43.13%)
2007	2,855	3.74	to	3.78	10,785	2.14%	-	to	0.80%	27.75%	to	28.78%
2006	1,548	2.91	to	2.96	4,576	1.05%	-	to	0.80%	27.07%	to	28.09%
2005	920	2.27	to	2.33	2,142	1.33%	-	to	0.80%	26.41%	to	27.43%
Templeton Foreign Securities Fund – Class 2
2009	10,836	0.84	to	1.56	16,341	3.39%	-	to	0.80%	26.41%	to	37.04%
2008	12,599	0.61	to	1.14	13,951	2.41%	-	to	0.80%	(40.86%)	to	(29.86%)
2007	14,659	1.74	to	1.93	27,401	1.95%	-	to	0.80%	(0.11%)	to	15.46%
2006	15,821	1.51	to	1.68	25,791	1.25%	-	to	0.80%	20.48%	to	21.44%
2005	15,502	1.24	to	1.40	20,939	1.14%	-	to	0.80%	9.29%	to	10.17%
Templeton Global Asset Allocation Fund – Class 2
2009	433	1.66	to	1.91	820	9.39%	-	to	0.80%	(14.05%)	to	21.81%
2008	486	1.36	to	1.58	761	10.82%	-	to	0.80%	(25.70%)	to	(25.10%)
2007	543	1.82	to	2.13	1,143	17.52%	-	to	0.80%	9.13%	to	10.01%
2006	578	1.65	to	1.95	1,115	7.09%	-	to	0.80%	20.14%	to	21.11%
2005	611	1.37	to	1.62	981	3.77%	-	to	0.80%	2.73%	to	3.55%
Templeton Growth Securities Fund – Class 2
2009	7,997	0.76	to	1.63	12,516	3.21%	-	to	0.80%	30.05%	to	67.98%
2008	9,609	0.58	to	1.25	11,552	1.78%	-	to	0.80%	(42.79%)	to	(5.86%)
2007	11,356	1.63	to	2.19	23,759	1.32%	-	to	0.80%	1.52%	to	2.35%
2006	11,184	1.60	to	2.15	23,091	1.31%	-	to	0.80%	20.84%	to	21.81%
2005	11,543	1.32	to	1.78	19,693	1.15%	-	to	0.80%	8.00%	to	8.86%
Van Kampen UIF Equity and Income Portfolio – Class II
2009	711	1.03	to	1.06	734	2.98%	-	to	0.80%	21.51%	to	22.49%
2008	736	0.85	to	0.86	626	2.29%	-	to	0.80%	(23.30%)	to	(22.68%)
2007	463	1.10	to	1.12	513	1.74%	-	to	0.80%	2.53%	to	3.36%
2006[13]	224	1.08	to	1.08	242	0.57%	-	to	0.80%	9.32%	to	10.40%
2005	-	-	to	-	-	-	-	to	-	-	to	-

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Wanger International
2009	11,942	0.80	to	3.74	41,646	3.76%	-	to	0.80%	48.58%	to	49.78%
2008	13,707	0.54	to	2.51	31,892	1.01%	-	to	0.80%	(46.04%)	to	(26.50%)
2007	16,383	2.44	to	4.64	70,841	0.88%	-	to	0.80%	15.38%	to	16.31%
2006	18,094	2.10	to	4.01	68,022	0.55%	-	to	0.80%	14.10%	to	37.16%
2005	19,512	1.53	to	2.94	54,231	1.03%	-	to	0.80%	20.56%	to	21.53%
Wanger International Select
2009	3,712	0.75	to	2.69	9,131	3.07%	-	to	0.80%	21.41%	to	32.92%
2008	4,801	0.56	to	2.04	8,721	0.40%	-	to	0.80%	(44.79%)	to	(42.29%)
2007	5,831	1.62	to	3.69	19,013	0.67%	-	to	0.80%	19.50%	to	21.78%
2006	5,240	1.34	to	3.05	14,343	0.28%	-	to	0.80%	34.91%	to	36.00%
2005	5,072	0.99	to	2.26	10,353	1.89%	-	to	0.80%	15.50%	to	16.43%
Wanger Select
2009	4,959	0.96	to	2.69	11,844	-	-	to	0.80%	36.96%	to	66.19%
2008	5,862	1.11	to	1.63	8,479	-	-	to	0.80%	(49.47%)	to	(49.06%)
2007	6,891	2.19	to	3.23	19,781	-	-	to	0.80%	8.51%	to	9.39%
2006	6,289	2.02	to	2.98	16,533	0.37%	-	to	0.80%	18.75%	to	19.70%
2005	5,884	1.69	to	2.51	13,086	-	-	to	0.80%	9.61%	to	10.49%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Wanger USA
2009	18,414	0.87	to	2.64	46,714	-	-	to	0.80%	41.09%	to	42.23%
2008	21,593	1.06	to	1.86	38,783	-	-	to	0.80%	(40.17%)	to	(39.68%)
2007	26,061	1.77	to	3.10	77,914	-	-	to	0.80%	4.54%	to	5.39%
2006	29,901	1.68	to	2.96	85,779	0.23%	-	to	0.80%	0.83%	to	7.87%
2005	33,469	1.57	to	2.76	89,736	-	-	to	0.80%	10.37%	to	11.25%

1 The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the Investment Option from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Option invests.

2 The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

3 The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total return is presented as the minimum and maximum return for the units invested in the Investment Option. While the Investment Option may be active in a given year, certain units may be initiated during the year. The corresponding return on those units, which is for the partial year, may cause the minimum and maximum total return for all the units in that Investment Option to deviate outside the range of the expense ratios presented.

[4] From inception April 21, 2005 to December 31, 2005.	[13] From inception May 24, 2006 to December 31, 2006.
[5] From inception April 29, 2005 to December 31, 2005.	[14] From inception June 1, 2006 to December 31, 2006.
[6] From inception February 6, 2006 to December 31, 2006.	[15] From inception June 7, 2006 to December 31, 2006.
[7] From inception April 28, 2006 to December 31, 2006.	[16] From inception January 30, 2007 to December 31, 2007.
[8] From inception May 2, 2006 to December 31, 2006.	[17] From inception September 11, 2007 to December 31, 2007.
[9] From inception May 8, 2006 to December 31, 2006.	[18] From inception October 9, 2007 to December 31, 2007.
[10] From inception May 12, 2006 to December 31, 2006.	[19] From inception October 29, 2007 to December 31, 2007.
[11] From inception May 16, 2006 to December 31, 2006.	[20] From inception April 15, 2008 to December 31, 2008.
[12] From inception May 18, 2006 to December 31, 2006.	[21] From inception April 18, 2008 to December 31, 2008.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 6—Policy Loans

Policy provisions generally allow policyowners to borrow up to 90%-100% of the policy’s cash surrender value, reduced by an amount equal to the surrender charge with loan interest payable on each policy anniversary. Loan interest rates vary by product. At the time the loan is granted, an amount equivalent to the amount of the loan is transferred from the Separate Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, part of Phoenix’s general account, as collateral for the outstanding loan. Transfers from the account are included as transfers for contract benefits and terminations in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest at 2% for all states except New York and 4% for New York. Loan repayments result in a transfer of collateral back to the Separate Account and the non-loaned portion of the Guaranteed Interest Account.

Note 7—Fees and Related Party Transactions

Phoenix and its affiliate, Phoenix Equity Planning Corporation (“PEPCO”), a registered broker/dealer in securities, provide all services to the Separate Account. PEPCO is the principal underwriter and distributor for the Separate Account (see note 13).

Certain fees are deducted from the Contracts. To understand all of the charges that are assessed, a policyholder may refer to their policy contract provided at issue or the most recent product prospectus provided annually. Those fees are described below:

A)	Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate Phoenix for certain costs associated with maintenance. These expenses are included in a separate line item entitled “Contract Maintenance Charges” in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2009 and 2008 were $75,020,140 and $75,834,587, respectively. The charges assessed the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – In accordance with terms of the contracts, Phoenix may make deductions for administrative charges. Because a policy’s face amount and policy duration may vary, the administrative charge may also vary.

Policy Surrender Charge – In accordance with terms of the contracts, Phoenix makes deductions for surrender charges. Because a policy’s account value and policy duration may vary, the surrender charge may also vary.

Cost of Insurance Charge – In accordance with terms of the contracts, Phoenix makes deductions for costs of insurance to cover Phoenix’s anticipated mortality costs. Because a policy’s account value and death benefit may vary from month to month, the cost of insurance charge may also vary.

Other Charges – Phoenix may deduct other costs depending on the policy terms.

All of the above expenses are taken out as a redemption of units.

B)	Optional Rider and Benefit Charges

Phoenix may deduct other charges and fees based on the selection of Other Optional Policy Benefits and Riders. These expenses are included in a separate line item entitled “Transfers for contract benefits and terminations” in the accompanying statements of changes in net assets. This expense is taken out as a redemption of units.

C)	Mortality and Expense Fee and Administration Fee Charges

Phoenix will make deductions at a maximum rate of 0.80% of the contracts value for the mortality and expense risks and 0.20% for administration fees, which the company undertakes. These expenses are included in separate line items “Mortality and Expense Fees” and “Administration Fees” in the accompanying statements of operations. The total aggregate expense for the periods ended December 31, 2009 and 2008 were $6,192,800 and $8,462,308 respectively. This expense is taken out as a reduction of unit values. In accordance with the terms of the contracts, other mortality and expense fee charges and administration fee charges may be taken out as transfers for contract benefits and terminations.

Note 8—Distribution of Net Income

The Separate Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 9—Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”) as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

Phoenix intends that each of the investment options shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

Note 10—Manager of Managers Exemptive Order

The Phoenix Edge Series Fund (“PESF”) and Phoenix Variable Advisors, Inc. (“PVA”) have received an exemptive order from the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the PESF’s Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the PESF. The PESF and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

Note 11—Mixed and Shared Funding

Shares of the PESF are not directly offered to the public. Shares of the PESF are currently offered through Separate Accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company. Shares of the PESF may be offered to separate accounts of other insurance companies in the future.

The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The PESF’s Trustees currently do not foresee any such differences or disadvantages at this time. However, the PESF’s Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the PESF or shares of another fund may be substituted.

Note 12—Other

In light of recent downgrades to the financial strength ratings of the Sponsors of the Separate Accounts, Phoenix or its affiliated insurers, and the decline in sales through traditional distribution sources of the Sponsor’s variable products, the Sponsor’s parent company, PNX, initiated a business plan that shifts the focus of new business development to areas that are less capital intensive, less ratings sensitive and not dependent on particular distributors. This plan leverages existing strengths and includes a newly formed distribution subsidiary of PNX, Saybrus Partners, Inc., repositioning some of the Sponsor’s core life and annuity products for the middle market and establishing new relationships with distributors within that market, and identifying market opportunities for the Sponsor’s alternative retirement solutions products.

Suspension of Distribution Relationships

The insurance company affiliates of the Separate Account distribute the Sponsor’s products through non-affiliated advisors, broker-dealers and other financial intermediaries. In March 2009, State Farm Mutual Automobile Insurance Company (“State Farm”) suspended the sale of Phoenix products pending a re-evaluation of the relationship between the two companies. During 2008, State Farm was the Sponsor’s largest distributor of annuity and life insurance products accounting for approximately 27% of the Sponsor’s total life insurance premiums and approximately 68% of the Sponsor’s annuity deposits. On July 30, 2009, the Sponsor’s parent company restructured its agreement with State Farm, amending the existing agreement to clarify the service and support it will provide to customers who purchased their policies and contracts through a State Farm agent, as well as State Farm agents themselves. The restructured agreement does not provide for any new sales of the Sponsor’s products through the State Farm distribution system. Approximately 90,000 of the Sponsor’s inforce policies and contracts were sold through State Farm agents.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 12—Other (Continued)

Also in March 2009, National Life Group suspended the sale of Phoenix products. In 2008, National Life was the Sponsor’s second largest distributor of annuity products accounting for approximately 14% of the Sponsor’s annuity deposits.

Ratings

Rating agencies assign financial strength ratings to Phoenix and its subsidiaries based on their opinions of the Companies’ ability to meet their financial obligations.

In the second half of 2008, A.M. Best Company, Inc., Moody’s Investors Service and Standard & Poor’s, respectively, each revised its outlook for the U.S. life insurance sector to negative from stable, citing, among other things, the significant deterioration and volatility in the credit and equity markets, economic and political uncertainty, and the expected impact of realized and unrealized investment losses on life insurers’ capital levels and profitability.

On September 8, 2009, Moody’s Investor Services downgraded the Sponsor’s financial strength rating of Baa2 to Ba1. They maintained their negative outlook. On March 10, 2009, Moody’s Investor Services downgraded the Sponsor’s financial strength rating to Baa2 from Baa1.

On May 4, 2009, the Sponsor’s parent company, PNX, informed Fitch Ratings Ltd. that, due to its expense management initiatives, it would no longer provide non-public information to the agency and would cease paying annual rating fees.

Given these developments, it is possible that rating agencies will heighten the level of scrutiny that they apply to the Sponsor, will request additional information from the Sponsor, and may adjust upward the capital and other requirements employed in their models for maintenance of certain rating levels.

The Sponsor cannot predict what additional actions rating agencies may take, or what actions the Sponsor may take in response to the actions of rating agencies, which could adversely affect the Sponsor’s business. As with other companies in the financial services industry, the Sponsor’s ratings could be downgraded at any time and without any notice by any rating agency.

See Note 14 of these financial statements for the current ratings.

Effective May 1, 2008, the Board of Trustees of the Fund approved changes in subadvisor for the Capital Growth Series and the Small-Cap Growth Series. Effective September 15, 2008, Neuberger Berman Management, Inc. is the subadvisor for the Capital Growth Series, replacing Harris Investment Management, Inc. and the Small-Cap Growth Series (formerly Phoenix-Alger Small-Cap Growth Series), replacing Fred Alger Management, Inc.

Note 13—Spin-Off of Asset Management

At end of business December 31, 2008, PNX spun off the asset management segment of its business, Virtus Investment Partners, Inc. ("Virtus") and its subsidiaries, to PNX's shareholders. Virtus is now an independent publicly traded company. Virtus is the holding company for various asset management subsidiaries, including the Virtus Investment Advisers, Inc. (formerly Phoenix Investment Counsel, Inc.), the subadvisor to the Phoenix Growth & Income Series and Phoenix Strategic Allocation Series, and Duff & Phelps Investment Management Company, the subadvisor to the Phoenix-Duff & Phelps Real Estate Securities Series.

As a result of this spin-off, PEPCO, a registered broker/dealer in securities, is no longer an affiliate of Phoenix. PEPCO operated as the principal underwriter and distributor for the Separate Account under a separate interim service agreement for the period January 1, 2009 to February 4, 2009. Effective February 5, 2009 the principal underwriter and distributor for the Separate Account became PFG Distribution Company, a subsidiary of Philadelphia Financial Group, Inc. (an affiliate of Phoenix). On February 5, 2009 PEPCO, under Virtus, changed its name to VP Distributors, Inc. and PFG Distribution Company changed its name to PEPCO.

Goodwin Capital Advisors, Inc., subadvisor to Phoenix Money Market Series, Phoenix Multi-Sector Fixed Income Series, Phoenix Multi-Sector Short Term Bond Series, and the Phoenix Strategic Allocation Series, remained a subsidiary of Phoenix.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 14—Subsequent Events

On January 6, 2010, PNX announced that it had signed a definitive agreement with Tiptree Financial Partners, LP for it to acquire Phoenix's private placement insurance business, PFG Holdings, Inc., including PEPCO, the principal underwriter for the Fund. The transaction, which is subject to regulatory approvals and other customary closing conditions, is expected to close in the second quarter of 2010. It is expected that PEPCO will be replaced by a PNX affiliated broker-dealer, 1851 Securities, Inc., subject to the approval of the Board of Trustees. PNX filed a new member application for 1851 Securities, Inc. with the Financial Industry Regulatory Authority on February 26, 2010.

A Special Meeting of Shareholders (the “Meeting”) of the Phoenix Money Market Series (the “Series”), a Series of the Fund was held on January 20, 2010, and the shareholders approved the liquidation of the assets of the Series and distributed the liquidation proceeds for the benefit of the previous Series’ shareholders to the Federated Prime Money Fund II, as well as other underlying mutual funds. The liquidation was completed on January 22, 2010.

VP Distributors, Inc., the Fund’s administrator, sub-contracts with PNC Global Investment Servicing (U.S.), Inc. (“PNCGIS”) to provide certain sub-administrative services. Additionally, PNCGIS also provides the Funds’ transfer agency services.

On February 2, 2010, The PNC Financial Services Group, Inc. (“PNC”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing, Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale includes PNCGIS, and is expected to close in the third quarter of 2010.

On January 13, 2010, A.M. Best Company, Inc. downgraded the Sponsor’s financial strength rating from B++ to B+ and maintained its negative outlook.

On February 12, 2010, Standard & Poor’s downgraded the Sponsor’s financial strength rating from BB to BB- and maintained its negative outlook.

The financial strength ratings as of March 17, 2010 were as follows:

Rating Agency	Financial Strength Ratings of Phoenix	Outlook
A.M. Best Company, Inc.	B+	Negative
Moody’s	Ba1	Negative
Standard & Poor’s	BB-	Negative

These ratings are not a recommendation to buy, hold or sell any of our securities.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Phoenix Life Insurance Company and

Participants of Phoenix Life Variable Universal Life Account:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts of the Phoenix Life Variable Universal Life Account (as listed in the statements of assets and liabilities) at December 31, 2009, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2009, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the mutual funds’ advisors, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Hartford, Connecticut
March 19, 2010

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Phoenix Life Insurance Company

One American Row

Hartford, Connecticut 06103-2899

Phoenix Equity Planning Corporation

610 West Germantown Pike, Suite 460

Plymouth Meeting, Pennsylvania 19462

Underwriter

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

185 Asylum Street

Hartford, Connecticut 06103

Phoenix Life

Insurance Company

(a wholly-owned subsidiary of The Phoenix Companies, Inc.)

Consolidated Financial Statements

December 31, 2009 and 2008

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

  Phoenix Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, statements of cash flows and statements of changes in stockholder's equity present fairly, in all material respects, the financial position of Phoenix Life Insurance Company and its subsidiaries (the Company) at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, subsequent to the first quarter of 2009, the Company has had minimal sales of life and annuity products.  As discussed in Note 23 to the consolidated financial statements, the Company had downgrades from two rating agencies.

/s/ PricewaterhouseCoopers, LLP

Hartford, Connecticut

April 26, 2010

Phoenix Life Insurance Company

Consolidated Balance Sheets

($ in millions, except share data)

December 31, 2009 and 2008

	2009	2008
ASSETS:
Available-for-sale debt securities, at fair value (amortized cost of $10,615.5 million and $11,457.1 million)	$10,293.8	$9,811.3
Available-for-sale equity securities, at fair value (amortized cost of $24.4 million and $24.3 million)	25.2	25.2
Venture capital partnerships, at equity in net assets	188.6	200.0
Policy loans, at unpaid principal balances	2,324.4	2,477.5
Other investments	536.2	613.5
Fair value option investments	35.8	34.4
	13,404.0	13,161.9
Available-for-sale debt and equity securities pledged as collateral, at fair value	--	148.0
Total investments	13,404.0	13,309.9
Cash and cash equivalents	255.3	336.0
Accrued investment income	175.9	203.5
Premiums, accounts and notes receivable	371.6	361.9
Deferred policy acquisition costs	1,916.0	2,708.7
Deferred income taxes	136.0	262.8
Other assets	184.4	208.8
Discontinued operations assets	3,644.1	4,241.2
Separate account assets	4,418.1	3,860.1
Total assets	$24,505.4	$25,492.9

LIABILITIES:
Policy liabilities and accruals	$13,151.1	$13,933.6
Policyholder deposit funds	1,342.7	1,616.6
Indebtedness	174.1	174.1
Other liabilities	310.0	426.0
Discontinued operations liabilities	3,601.5	4,185.1
Non-recourse collateralized obligations	--	245.2
Separate account liabilities	4,418.1	3,860.1
Total liabilities	22,997.5	24,440.7

COMMITMENTS AND CONTINGENCIES (NOTES 21 and 22)

MINORITY INTEREST:
Minority interest in net assets of subsidiaries	12.4	12.0

STOCKHOLDER’S EQUITY:
Common stock, $1,000 par value: 10,000 shares authorized and outstanding	10.0	10.0
Additional paid-in capital	1,737.6	1,731.2
Accumulated deficit	(223.2)	(106.7)
Accumulated other comprehensive loss	(28.9)	(594.3)
Total stockholder’s equity	1,495.5	1,040.2
Total liabilities, minority interest and stockholder’s equity	$24,505.4	$25,492.9

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company

Consolidated Statements of Income and Comprehensive Income

($ in millions)

Years Ended December 31, 2009, 2008 and 2007

	2009	2008	2007
REVENUES:
Premiums	$684.2	$765.9	$798.3
Fee income	639.4	591.5	488.2
Net investment income	777.6	903.0	1,033.4
Net realized investment losses:
Total other-than-temporary impairment (“OTTI”) losses	(200.1)	(245.0)	(51.6)
Portion of OTTI losses recognized in other comprehensive income	93.1	--	--
Net OTTI losses recognized in earnings	(107.0)	(245.0)	(51.6)
Net realized investment gains (losses), excluding OTTI losses	0.1	(32.5)	43.4
Net realized investment losses	(106.9)	(277.5)	(8.2)
Total revenues	1,994.3	1,982.9	2,311.7

BENEFITS AND EXPENSES:
Policy benefits, excluding policyholder dividends	1,279.6	1,359.8	1,312.4
Policyholder dividends	226.8	207.5	380.0
Policy acquisition cost amortization	260.6	406.0	192.9
Interest expense on indebtedness	12.5	12.5	12.4
Interest expense on non-recourse collateralized obligations	--	11.8	15.4
Other operating expenses	279.5	218.3	221.6
Total benefits and expenses	2,059.0	2,215.9	2,134.7
Income (loss) from continuing operations before income taxes and minority interest	(64.7)	(233.0)	177.0
Income tax expense (benefit)	(19.0)	(92.7)	37.2
Income (loss) from continuing operations	(45.7)	(140.3)	139.8
Income (loss) from discontinued operations, net of income taxes	(83.1)	2.3	(0.6)
Minority interest in net income (loss) of consolidated subsidiaries	0.5	(0.8)	(0.9)
Net income (loss)	$(128.3)	$(138.8)	$138.3

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$(128.3)	$(138.8)	$138.3
Net unrealized investment gains (losses)	589.5	(531.5)	(57.8)
Portion of OTTI losses recognized in other comprehensive income	(60.5)	--	--
Net unrealized other gains (losses)	31.8	0.4	0.9
Net unrealized derivative instruments gains (losses)	(4.0)	9.8	(0.3)
Other comprehensive income (loss)	556.8	(521.3)	(57.2)
Comprehensive income (loss)	$428.5	$(660.1)	$81.1

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company

Consolidated Statements of Cash Flows

($ in millions)

Years Ended December 31, 2009, 2008 and 2007

	2009	2008	2007
OPERATING ACTIVITIES:
Income (loss) from continuing operations	$(45.2)	$(141.1)	$138.9
Net realized investment (gains) losses	106.9	277.5	8.2
Amortization and depreciation	26.2	11.8	12.3
Deferred income taxes	(17.8)	(150.1)	34.0
(Increase) decrease in accrued investment income	79.2	(4.8)	(73.6)
(Increase) decrease in receivables	(1.8)	(21.6)	31.2
Increase (decrease) in deferred policy acquisition costs	193.1	9.4	(268.5)
Increase (decrease) in policy liabilities and accruals	(863.1)	131.1	401.4
Other assets and other liabilities net change	(36.2)	(3.2)	(4.5)
Cash from continuing operations	(558.7)	109.0	279.4
Discontinued operations, net	(44.5)	(7.5)	(9.2)
Cash from operating activities	(603.2)	101.5	270.2

INVESTING ACTIVITIES:
Investment purchases	(7,826.7)	(5,325.5)	(4,195.2)
Investment sales, repayments and maturities	8,429.6	5,725.6	4,552.6
Policy loan repayments (advances), net	153.1	(130.7)	(51.1)
Debt and equity securities pledged as collateral sales	--	39.8	33.3
Premises and equipment additions	(5.4)	(17.9)	(19.6)
Premises and equipment disposals	--	8.3	--
Subsidiary purchases	--	--	(5.0)
Effect of deconsolidation of collateralized debt obligations	(7.3)	--	--
Discontinued operations, net	(46.8)	10.5	26.7
Cash from investing activities	696.5	310.1	341.7

FINANCING ACTIVITIES:
Policyholder deposit fund deposits	636.6	761.1	745.9
Policyholder deposit fund withdrawals	(818.8)	(1,070.4)	(1,167.4)
Indebtedness repayments	--	--	--
Collateralized obligations repayments	--	(40.7)	(23.3)
Common stock dividends paid	--	(83.8)	(92.2)
Capital contribution from parent	7.5	--	--
Contributions from minority interests	0.5	0.8	1.8
Discontinued operations, net	0.2	--	--
Cash for financing activities	(174.0)	(433.0)	(535.2)
Change in cash and cash equivalents	(80.7)	(21.4)	76.7
Cash and cash equivalents, beginning of year	336.0	357.4	280.7
Cash and cash equivalents, end of year	$255.3	$336.0	$357.4

During the year ended December 31, 2009, we received $7.5 million in capital contributions in cash. During the year ended December 31, 2008, we received $15.2 million in capital contributions as settlement of an intercompany payable. There were no capital contributions during the year ended December 31, 2007. Included in cash and cash equivalents above is cash pledged as collateral of $0.0 million, $7.3 million and $12.0 million at December 31, 2009, 2008 and 2007, respectively.

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company

Consolidated Statement of Changes in Stockholder’s Equity

($ in millions)

Years Ended December 31, 2009, 2008 and 2007

	2009	2008	2007
COMMON STOCK AND ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of year	$1,741.2	$1,726.0	$1,724.9
Capital contribution	7.5	15.2	--
Tax benefit on employee stock option awards	(1.1)	--	1.1
Balance, end of year	$1,747.6	$1,741.2	$1,726.0

ACCUMULATED EARNINGS (DEFICIT):
Balance, beginning of year	$(106.7)	$115.8	$73.7
Adjustment for initial application of accounting change	11.8	--	(4.0)
Net income (loss)	(128.3)	(138.8)	138.3
Common stock dividends declared	--	(83.7)	(92.2)
Balance, end of year	$(223.2)	$(106.7)	$115.8

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of year	$(594.3)	$(73.0)	$(15.8)
Adjustment for initial application of accounting change	8.6	--	--
Other comprehensive loss	556.8	(521.3)	(57.2)
Balance, end of year	$(28.9)	$(594.3)	$(73.0)

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of year	$1,040.2	$1,768.8	$1,782.8
Change in stockholder’s equity	455.3	(728.6)	(14.0)
Stockholder’s equity, end of year	$1,495.5	$1,040.2	$1,768.8

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company

Notes to Consolidated Financial Statements

($ in millions)

Years Ended December 31, 2009, 2008 and 2007

1.

Organization and Description of Business

Phoenix Life Insurance Company and its subsidiaries (together, “the Company” or “Phoenix Life”) offer a broad range of life insurance and annuity products in the United States of America. Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of The Phoenix Companies, Inc. (“The Phoenix Companies” or “PNX”), a publicly traded company on the New York Stock Exchange, and changed its name to Phoenix Life Insurance Company. Our consolidated financial statements include the results of our closed block of business created at the time of demutualization.

We provide life insurance and annuity products through third-party distributors, supported by wholesalers and financial planning specialists employed by us. Our historical expertise is in the high-net-worth and affluent market; more recently, we also have begun to focus on the needs of the broader middle market. Our products include universal life, variable life, and variable annuities.

In 2009, we reported the results of our private placement operation as discontinued operations. As such, the consolidated balance sheets have been presented with the gross assets and liabilities of discontinued operations in separate lines and the consolidated statements of income and comprehensive income have been presented with the net results from discontinued operations, shown after the results from continuing operations. For comparative purposes, we have reclassified our prior period financial presentation to conform to this change.

Subsequent to the first quarter of 2009, when we lost several key distribution partners and experienced downgrades to our ratings, the Company has had minimal sales of its life and annuity products.

2.

Basis of Presentation and Significant Accounting Policies

We have prepared these financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which differ materially from the accounting practices prescribed by various insurance regulatory authorities. Our consolidated financial statements include certain sponsored collateralized obligation trusts as described in Note 11 to these financial statements. Significant intercompany accounts and transactions have been eliminated in consolidating these financial statements. Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of estimates

In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates and assumptions are made in the determination of estimated gross profits used in the valuation and amortization of assets and liabilities associated with deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of investments in debt and equity securities and venture capital partnerships; the valuation of deferred tax assets; and accruals for contingent liabilities.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Risks Associated with Current Economic Market Conditions and Industry Trends

The risks we face related to general economic and business conditions are pronounced given the severity and magnitude of recent adverse economic and market conditions and the likely continuation of these conditions through 2010. Higher unemployment, lower family income, lower corporate earnings, lower business investment and lower consumer spending may depress the demand for life insurance, annuities and investment products and result in higher lapses or surrenders of life and annuity products. More specifically, our business is exposed to the performance of the debt and equity markets. Adverse market conditions may result in a lack of buyers for certain assets, volatility, credit spread changes and benchmark interest rate changes. Each of these factors has and may continue to impact the liquidity and value of our investments.

Further, recent trends in the life insurance industry may affect our mortality, persistency and funding levels. The evolution of the financial needs of policyholders and the emergence of a secondary market for life insurance and increased availability of premium financing suggest that the reasons for purchasing our products are changing. At the same time, we also experienced an increase in life insurance sales to older individuals. While we instituted certain controls and procedures to screen applicants, we believe that our sales of universal life products include sales of policies to third party investors who, at the time of policy origination, had no insurable interest in the insured. The effect that these changes may have on our actual experience and profitability will emerge over time.

Adoption of new accounting standards

Measuring the Fair Value of Alternative Investments

In September 2009, the Financial Accounting Standards Board (the “FASB”) issued amending guidance ASC 820, Fair Value Measurements and Disclosures, which provides a practical expedient in estimating the fair value of certain alternative investments. Under the practical expedient, entities are permitted to use net asset value (“NAV”) without adjustment unless it is probable the investment will be sold at something other than NAV. New disclosures of the attributes of all investments within the scope of this guidance is also required, regardless of whether the practical expedient was used to measure the fair value of any of its investments. The adoption of this new accounting guidance as of December 31, 2009 had no material effect on our consolidated financial statements.

The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles

In June, 2009, the FASB approved the FASB Accounting Standards Codification (the “Codification”) as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all nongovernmental entities. The Codification is the single source of authoritative accounting principles for nongovernmental entities. The Codification supersedes all existing authoritative literature, except for rules and interpretive releases of the SEC for registrants. The adoption of this new accounting guidance in the third quarter of 2009 had no material effect on our consolidated financial statements.

Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

In April 2009, we adopted new guidance issued by the FASB related to determining fair value in an inactive market, including guidance on identifying circumstances that indicate a transaction is not orderly or a market is not active. This accounting guidance, which is now part of ASC 820, Fair Value Measurements and Disclosures, provides additional guidance for determining fair value when relevant observable data does not exist; how observable market information in a market that is not active should be considered when measuring fair value and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value. The adoption of this new accounting guidance had no material effect on our consolidated financial statements.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Recognition and Presentation of Other-Than-Temporary Impairments

In April 2009, we adopted new accounting guidance issued by the FASB which amended other-than-temporary impairments guidance and modified the presentation and disclosure requirements for other-than-temporary impairments of debt securities. This accounting guidance, which is now a part of ASC 320, Investments – Debt & Equity Securities, modified the existing requirement from the intent and ability to hold a debt security, to an assessment of whether Phoenix Life intends to sell or if it is more likely than not that Phoenix Life will be required to sell the debt security before its anticipated recovery in value. This accounting guidance also modified the presentation of other-than-temporary impairments for certain debt securities for the bifurcation of an other-than-temporary impairment into an amount attributable to credit loss, recognized in earnings, and an amount attributable to other factors, recognized in other comprehensive income. In addition to the changes in measurement and presentation, the disclosures related to other-than-temporary impairments related to debt securities are expanded, with all such disclosures required for both interim and annual periods.

Adoption of this guidance was effective for interim periods ending after June 15, 2009, with optional early adoption for periods ending after March 15, 2009. We elected to adopt this guidance for the quarter ending March 31, 2009. Upon adoption of this guidance, we calculated the credit and non-credit components of previously recognized other-than-temporary impairments and recorded the related impact as a cumulative effect adjustment in accumulated deficit and accumulated other comprehensive income, respectively. The cumulative-effect adjustment included related offsets such as deferred policy acquisition costs, policy dividend obligations in the closed block, and related tax effects. The cumulative effect recognized was $20.4 million after offsets and is reflected in stockholder’s equity. The cumulative effect consisted of a decrease to accumulated deficit of $11.8 million after offsets and a decrease to accumulated other comprehensive loss of $8.6 million after offsets, and included an adjustment of $12.6 million to the deferred tax valuation allowance

Beneficial Interests in Securitized Financial Assets

In January 2009, the FASB issued amended impairment guidance related to beneficial interests in securitized financial assets. The amended guidance, which is now part of ASC 325, Investment, requires that management judgment be used in assessing the probability that an adverse change in future cash flows has occurred rather than exclusively relying upon market participant assumptions. Our adoption of this guidance in the first quarter of 2009 had no material effect on our consolidated financial statements.

Disclosures about Transfers of Financial Assets and Interests in Variable Interest Entities

In December 2008, the FASB issued amended guidance related to the transfer of financial assets and interests in variable interest entities. This guidance, which is now a part of ASC 810, Consolidation, requires public entities to provide additional disclosures about transfers of financial assets. The expanded guidance also requires sponsors that have a variable interest in a variable interest entity to provide additional disclosures about their involvement with variable interest entities. Our adoption in the first quarter of 2009 had no material effect on our consolidated financial statements.

Disclosures about Credit Derivatives and Certain Guarantees

In September 2008, the FASB issued an update to existing credit derivative guarantee guidance. The new guidance, which is now a part of ASC 815, Derivatives and Hedging, introduced new disclosure requirements for credit derivatives and certain guarantees. Our adoption in the first quarter of 2009 resulted in additional disclosures but, otherwise, had no material effect on our consolidated financial statements.

Noncontrolling Interests in Consolidated Financial Statements

In December 2007, the FASB updated guidance on the requirements for the presentation of minority interests and for deconsolidation accounting. This updated guidance, which is now a part of ASC 810, Consolidation, was adopted as of January 1, 2009. Our adoption had no material effect on our consolidated financial statements.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the FASB issued new guidance which gave entities the option to measure eligible financial assets, financial liabilities and firm commitments at fair value (i.e., the fair value option), on an instrument-by-instrument basis, that are otherwise not permitted to be accounted for at fair value under other accounting standards. The election to use the fair value option is available when an entity first recognizes a financial asset or financial liability or upon entering into a firm commitment. This guidance, which is now a part of ASC 825, Financial Instruments, requires subsequent changes in fair value to be recorded in earnings. In addition, this guidance allows for a one-time election for existing positions upon adoption, with the transition adjustment recorded to beginning retained earnings. We adopted this guidance as of January 1, 2008 with no net effect to equity.

Fair Value Measurements

In September 2006, the FASB issued new guidance concerning fair value measurements and disclosures which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The new guidance, which is now a part of ASC 820, Fair Value Measurements and Disclosures, establishes a framework for measuring fair value when required under existing accounting standards. The framework consists of a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2 and 3”). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that we have the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs are unobservable inputs reflecting our estimates of the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements. We adopted this guidance effective January 1, 2008 with no material effect on our consolidated financial statements.

Accounting standards not yet adopted

Amendments to Consolidation Guidance for Variable Interest Entries

In June 2009, the FASB issued guidance to ASC 810, Consolidation, which amends consolidation requirements applicable to variable interest entities (“VIE”). Significant amendments include changes in the method of determining the primary beneficiary of a variable interest entity by replacing the quantitative approach previously required with a qualitative approach. An entity would be considered a primary beneficiary and consolidate a VIE when the entity has both of the following characteristics; (a) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance; and (b) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. The new guidance also requires ongoing reassessment of whether an enterprise is the primary beneficiary of a VIE.

This revised guidance is effective for all VIEs owned on, or formed after, January 1, 2010. In preparation for adoption of this amended guidance, we have evaluated our investment portfolio including venture capital partnerships, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”), and other structures and entities to identify any variable interests. Furthermore, for any variable interests identified we assessed based on the applicable criteria if we could potentially be the primary beneficiary.

Based upon this assessment, although we have investments in various variable interest entities, we are not the primary beneficiary based on the facts and circumstances of the contractual arrangements and the applicable criteria. Our qualifying variable interests primarily consist of private equity holdings in limited partnerships in which we participate in a proportionate share of the entities’ earnings, but our influence on the economic activities of the partnerships is insignificant. In addition, we do not have exposure to liquidity arrangements, guarantees, structured products, derivatives, securitizations or other third party commitments that would require analysis based upon amended guidance. Given this information, we expect to adopt this guidance effective January 1, 2010 with no material effect on our consolidated financial statements.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Accounting for Transfers of Financial Assets

In June 2009, the FASB issued new guidance to ASC 860, Transfers and Servicing. The amended guidance eliminates the concept of qualifying special-purpose entities and changes requirements for when a financial asset should be derecognized. Additional disclosures are also required on risk related to a transferor’s continuing involvement in transferred financial assets. Adoption of this guidance on January 1, 2010 will not have a material effect on our consolidated financial statements.

Significant accounting policies

Investments

Debt and equity securities

Our debt and equity securities classified as available-for-sale are reported on our balance sheet at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models. We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. We report these unrealized investment gains and losses as a component of other comprehensive income, net of the closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable deferred income taxes.

Venture capital partnerships

We utilize the equity method of accounting, initially recording the investment at cost and subsequently adjusting the carrying amount of the investment to recognize our share of the earnings or losses. We record our equity in the earnings of venture capital partnerships in net investment income using the most recent financial information received from the partnerships. Recognition of net investment income is generally on a three-month delay due to the lag in availability of the related financial statements.

Policy loans

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. The majority of cash values eligible for policy loans are at variable interest rates that are reset annually on the policy anniversary.

Other investments

Other investments primarily include leveraged lease investments and other partnership and joint venture interests as well as mortgage loans. Leveraged lease investments represent the net amount of the estimated residual value of the lease assets, rental receivables and unearned and deferred income to be allocated over the lease term. Partnership and joint venture interests in which we do not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests. We report mortgage loans at unpaid principal balances, net of valuation reserves on impaired loans.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Net Investment Income

For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value. We record the net income from investments in partnerships and joint ventures in net investment income.

Investments Pledged as Collateral and Non-Recourse Collateralized Obligations

Collateralized obligations for which Goodwin Capital Advisers, Inc. (“Goodwin”) is the sponsor and actively manages the assets, where we are deemed to be a primary beneficiary as a result of our variable interests, are consolidated in our financial statements.

Other-than-temporary impairments on available-for-sale securities

We recognize realized investment losses when declines in fair value of debt and equity securities are considered to be other-than-temporarily. For debt securities, the other-than-temporarily impaired amount is separated into the amount related to a credit loss and is reported as net realized investment losses included in earnings, and any amounts related to other factors are recognized in other comprehensive income. The credit loss component is calculated using our best estimate of the present value of cash flows expected to be collected from the debt security, by discounting the expected cash flows at the effective interest rate implicit in the security at the time of acquisition. Subsequent to recognition of an impairment loss, the difference between the new cost basis and the cash flows expected to be collected is accreted as interest income.

In evaluating whether a decline in value is other than temporary, we consider several factors including, but not limited to the following:

•

the extent and the duration of the decline;

•

the reasons for the decline in value (credit event, interest related or market fluctuations);

•

our intent to sell the security, or whether it is more likely than not that we will be required to sell it before recovery, and

•

the financial condition of and near term prospects of the issuer.

A debt security impairment is deemed other than temporary if:

•

we either intend to sell the security, or it is more likely than not that we will be required to sell the security before recovery; or

•

it is probable we will be unable to collect cash flows sufficient to recover the amortized cost basis of the security.

Impairments due to deterioration in credit that result in a conclusion that the present value of cash flows expected to be collected will not be sufficient to recover the amortized cost basis of the security are considered other than temporary. Other declines in fair value (for example, due to interest rate changes, sector credit rating changes or company-specific rating changes) that result in a conclusion that the present value of cash flows expected to be collected will not be sufficient to recover the amortized cost basis of the security may also result in a conclusion that an other-than-temporary impairment has occurred. In situations where we have asserted our ability and intent to hold a security to a forecasted recovery, but where now it is more likely than not that we will be required to sell the security before recovery, an impairment is considered other than temporary, even if the present value of cash flows expected to be collected will be sufficient to recover the amortized cost basis of the security.

2.

Basis of Presentation and Significant Accounting Policies (continued)

We employ a comprehensive process to determine whether or not a security is in an unrealized loss position and is other-than-temporarily impaired. This assessment is done on a security-by-security basis and involves significant management judgment, especially given recent severe market dislocations.

On a quarterly basis, we review all securities for potential recognition of an other-than-temporary impairment. We maintain a watch list of securities in default, near default or otherwise considered by our investment professionals as being distressed, potentially distressed or requiring a heightened level of scrutiny. We also identify all securities whose carrying value has been below amortized cost on a continuous basis for zero to six months, six months to 12 months and greater than 12 months. Using this analysis, coupled with our watch list, we review all securities whose fair value is less than 80% of amortized cost (significant unrealized loss) with emphasis on below investment grade securities with a continuous significant unrealized loss in excess of six months. In addition, we review securities that experienced lesser declines in value on a more selective basis to determine whether any are other-than-temporarily impaired.

Specifically for structured securities, to determine whether a collateralized security is impaired, we obtain underlying data from the security’s trustee and analyze it for performance trends. A security-specific stress analysis is performed using the most recent trustee information. This analysis forms the basis for our determination of whether the security will pay in accordance with the contractual cash flows.

The closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable income taxes, which offset realized investment gains and losses and other-than-temporary impairments, are each reported separately as components of net income.

Derivative instruments

We use derivative financial instruments, including options, futures and swaps as a means of hedging exposure to interest rate, equity price change, equity volatility and foreign currency risk. We also use derivative instruments to economically hedge our exposure on living benefits offered on certain of our variable products. We recognize derivative instruments on the balance sheet at fair value. The derivative contracts are reported as assets or liabilities in other investments and other liabilities, respectively, on the balance sheet, excluding embedded derivatives. Embedded derivatives are recorded on the balance sheet with the associated host contract.

We do not designate the purchased derivatives related to living benefits as hedges for accounting purposes. For other derivatives, we designate each instrument according to the associated exposure as either a fair value or cash flow hedge at its inception as we do not enter into derivative contracts for trading or speculative purposes.

To qualify for hedge accounting, the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the change in the value of the derivative instruments and the change in value of the hedged investment. Changes in the fair value of a derivative that is designated and qualifies as a fair value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings.

Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge are recorded in accumulated other comprehensive income and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized investment gains (losses). If it is probable that a hedged forecasted transaction will no longer occur, the effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings immediately.

Changes in the fair value of derivatives that are designated and qualify as foreign currency hedges are recorded in either current period earnings or accumulated other comprehensive income, depending on whether the hedged transaction is a fair value hedge or cash flow hedge. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized investment gains (losses).

2.

Basis of Presentation and Significant Accounting Policies (continued)

Changes in the fair value of derivative instruments not designated as hedging instruments and ineffective portions of hedges are recognized in net realized investment gains (losses) in the period incurred.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less.

Deferred policy acquisition costs

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred.

We amortize deferred policy acquisition costs based on the related policy’s classification. For individual participating life insurance policies, deferred policy acquisition costs are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, deferred policy acquisition costs are amortized in proportion to estimated gross profits (“EGPs”). Policies may be surrendered for value or exchanged for a different one of our products (internal replacement). The deferred policy acquisition costs balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

The amortization of deferred policy acquisition costs requires the use of various assumptions, estimates and judgments about the future. EGPs for products sold in a particular year are aggregated into cohorts. Future EGPs are then projected for the estimated lives of the contracts within each cohort. Assumptions considered to be significant in the development of EGPs include separate account fund performance, surrender and lapse rates, interest margin, mortality, premium persistency, funding patterns, expenses and reinsurance costs and recoveries. These assumptions are reviewed on a regular basis and are based on our past experience, industry studies, regulatory requirements and estimates about the future.

The separate account fund performance assumption is critical to the development of the EGPs related to our variable annuity and variable life insurance businesses. As equity markets do not move in a systematic manner, we use a mean reversion method (reversion to the mean assumption), a common industry practice, to determine the future equity market growth rate assumption used for the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation is not changed by short-term market fluctuations. The average long-term rate of assumed separate account fund performance used in estimating gross profits was 6.0% (after fund fees and mortality and expense charges) for the variable annuity business and 6.9% (after fund fees and mortality and expense charges) for the variable life business at both December 31, 2009 and 2008.

To determine the reasonableness of the prior assumptions used and their impact on previously projected account values and the related EGPs, we evaluate, on a quarterly basis, our previously projected EGPs. Our process to assess the reasonableness of our EGPs involves the use of internally developed models together with actual experience. Actual gross profits that vary from management’s initial estimates in a given reporting period result in increases or decreases in the rate of amortization recorded in the period.

In addition to our quarterly reviews, we conduct comprehensive assumption reviews, typically during the fourth quarter of each year. Upon completion of these reviews, we revise our assumptions to reflect our current best estimate, thereby changing our estimate of EGPs in the deferred policy acquisition cost and unearned revenue amortization models as well as projections within the death benefit and other insurance benefit reserving models. The deferred policy acquisition cost asset, the unearned revenue reserves and death benefit and other insurance benefit reserves are then adjusted with an offsetting benefit or charge to income to reflect such changes in the period of the revision, a process known as “unlocking.” Finally, an analysis is performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining deferred policy acquisition costs balances.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Underlying assumptions for future periods of EGPs are not altered unless experience deviates significantly from original assumptions. For example, when lapses of our insurance products meaningfully exceed levels assumed in determining the amortization of deferred policy acquisition costs, we adjust amortization to reflect the change in future premiums or EGPs resulting from the unexpected lapses. If revised EGPs based on new assumptions are lower, we would increase deferred policy acquisition cost amortization resulting in a reduction in the deferred policy acquisition cost asset. Favorable experience on key assumptions could result in a decrease to deferred policy acquisition cost amortization and an increase in the deferred policy acquisition costs asset.

Goodwill and Other Intangible Assets

For goodwill, we perform impairment tests on an annual basis or in the event there is a reason to believe their fair values have been impaired. We compare the calculated fair value to the recorded values and record an impairment, if warranted. As of December 31, 2009, we had no goodwill recorded on our balance sheet and intangible assets of $0.7 million related to continuing operations and $2.5 million related to discontinued operations.

Premises and equipment

Premises and equipment, consisting primarily of office buildings occupied by us, are stated at cost less accumulated depreciation and amortization and are included in other assets. We depreciate buildings on the straight-line method over 10 to 45 years and equipment primarily on a modified accelerated method over three to 10 years. We amortize leasehold improvements over the terms of the related leases or the useful life of the improvement, whichever is shorter.

Separate account assets and liabilities

Separate account assets and liabilities related to policyholder funds are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contract holders for management services are included in revenues when services are rendered.

Policy liabilities and accruals

Policy liabilities and accruals include future benefit liabilities for certain life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in force. Future benefit liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. Future benefit liabilities for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Certain contracts may also include additional death or other insurance benefit features, such as guaranteed minimum death or income benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the excess benefits and recognizing the excess ratably over the accumulation period based on total expected assessments.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Policyholder deposit funds

Amounts received as payment for certain universal life contracts, deferred annuities and other contracts without life contingencies are reported as deposits to Policyholder deposit funds. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date, including interest credited, amounts that have been assessed to compensate us for services to be performed over future periods, and any amounts previously assessed against the policyholder that is refundable. The liability for deferred annuities and other contracts without life contingencies is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date which includes the accumulation of deposits plus interest credited, less withdrawals and amounts assessed through the financial statement date.

Contingent liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Demutualization and closed block

The closed block assets, including future assets from cash flows generated by the assets and premiums and other revenues from the policies in the closed block, will benefit only holders of the policies in the closed block. The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, investment purchases and sales, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, investment income and realized investment gains and losses on investments held outside the closed block that support the closed block business. All of these excluded income and expense items enter into the determination of total gross margins of closed block policies for the purpose of amortization of deferred policy acquisition costs.

In our financial statements, we present closed block assets, liabilities, revenues and expenses together with all other assets, liabilities, revenues and expenses. Within closed block liabilities, we have established a policyholder dividend obligation to record an additional liability to closed block policyholders for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization. These closed block earnings will not inure to stockholders, but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected.

Revenue recognition

We recognize premiums for participating life insurance products and other long-duration life insurance products as revenue when due from policyholders. We recognize life insurance premiums for short-duration life insurance products as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods.

Amounts received as payment for interest sensitive life contracts, deferred annuities and contracts without life contingencies are considered deposits and are not included in revenue. Revenues from these products consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Fees assessed that represent compensation for services to be provided in the future are deferred and amortized into revenue over the life of the related contracts. Related benefit expenses include universal life benefit claims in excess of fund values, net investment income credited to policyholders’ account balances and amortization of deferred policy acquisition costs.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Income taxes

Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital in the manner required by ASC 740, Income Taxes.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year’s income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and income tax carryforwards. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any increase or reduction in allowances in accordance with intraperiod allocation rules. We assess all significant tax positions to determine if a liability for uncertain tax position is necessary, and, if so, the impact on the current or deferred income tax balances. Also, if indicated, we recognize interest and/or penalties related to income taxes as a component of the income tax provision.

We are included in the consolidated federal income tax return filed by PNX and are party to a tax sharing agreement by and among PNX and its subsidiaries. In accordance with this agreement, federal income taxes are allocated as if they had been calculated on a separate company basis, except that benefits for any net operating losses or other tax credits generated by the Company will be provided when such loss or credit is utilized in the consolidated federal tax return. To the extent that these attributes are not utilized in the consolidated return prior to their expiration, but would otherwise have been able to be utilized by the Company on a separate company basis during the carryforward period, benefit will be provided in the year in which the attributes would have expired.

Within the consolidated tax return, we are required by regulations of the Internal Revenue Service (“IRS”) to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from the non-life group that can be offset against taxable income of the life group. These limitations may affect the amount of any operating loss carryovers that we have now or in the future.

3.

Business combinations and dispositions

PFG Holdings, Inc.

In 2003, we acquired the remaining interest in PFG Holdings, Inc. (“PFG”), the holding company for our private placement operation. This transaction increased our ownership in PFG to 71% while The Phoenix Companies holding company’s minority interest in PFG remained at 29%. In November 2007, we amended the original purchase agreement to extend the term for achievement of performance targets related to additional purchase consideration through the end of 2009 and to establish a more objective mechanism to value PFG and calculate the final amount of contingent consideration. As of December 31, 2009 the performance targets that required additional cash payments were not achieved and no remaining obligation existed relating to the purchase agreement.

In the fourth quarter of 2009, we were actively pursuing the sale of PFG and its subsidiaries, including AGL Life Assurance Company. On January 4, 2010, we signed a definitive agreement to sell PFG to Tiptree Financial Partners, LP and expect the transaction to close in the second quarter of 2010. However, we cannot assure that the transaction will close or that the closing will occur at the currently anticipated time. This transfer of ownership is subject to regulatory approval. Because of the expected divestiture, we have determined that these operations should be reflected as discontinued operations. As such, the consolidated balance sheets have been presented with the gross assets and liabilities of discontinued operations in separate lines and the consolidated statements of income and comprehensive income have been presented with the net results from discontinued operations, shown after the results from continuing operations. For comparative purposes, we have reclassified our prior period financial presentation to conform to this change. A total loss of $22.7 million is estimated on the anticipated sale, of which we recognized $10.0 million and The Phoenix Companies holding company recognized $12.7 million.

3.

Business combinations and dispositions (continued)

EMCO

On December 20, 2007, we sold all of the outstanding stock of Emprendimiento Compartido S.A (“EMCO”), an Argentine wholly-owned subsidiary. We realized an after-tax loss of $4.8 million on this sale. This loss, as well as EMCO’s results up through the date of sale, are reported in discontinued operations in these financial statements. Prior year results have also been reported in discontinued operations.

4.

Demutualization and Closed Block

In 1999, we began the process of reorganizing and demutualizing. We completed the process in June 2001, when all policyholder membership interests in our company were extinguished and eligible policyholders received shares of common stock of The Phoenix Companies, Inc., together with cash and policy credits, as compensation. To protect the future dividends of these policyholders, we also established a closed block for their existing policies.

Because closed block liabilities exceed closed block assets, we have a net closed block liability at each period-end. This net liability represents the maximum future earnings contribution to be recognized from the closed block and the change in this net liability each period is in the earnings contribution recognized from the closed block for the period. To the extent that actual cash flows differ from amounts anticipated, we may adjust policyholder dividends. If the closed block has excess funds, those funds will be available only to the closed block policyholders. However, if the closed block has insufficient funds to make policy benefit payments that are guaranteed, the payments will be made from assets outside of the closed block.

Closed Block Assets and Liabilities:	As of December 31,
($ in millions)	2009	2008	Inception

Debt securities	$6,305.1	$6,011.4	$4,773.1
Equity securities	6.7	9.0	--
Mortgage loans	6.2	8.9	399.0
Venture capital partnerships	180.2	188.5	--
Policy loans	1,378.5	1,377.0	1,380.0
Other investments	142.8	153.3	--
Total closed block investments	8,019.5	7,748.1	6,552.1
Cash and cash equivalents	33.3	57.2	--
Accrued investment income	105.9	113.0	106.8
Receivables	53.3	49.5	35.2
Deferred income taxes	270.3	418.3	389.4
Other closed block assets	22.6	338.0	6.2
Total closed block assets	8,504.9	8,724.1	7,089.7
Policy liabilities and accruals	9,246.5	9,742.7	8,301.7
Policyholder dividends payable	297.8	311.1	325.1
Other closed block liabilities	57.9	72.0	12.3
Total closed block liabilities	9,602.2	10,125.8	8,639.1
Excess of closed block liabilities over closed block assets	$1,097.3	$1,401.7	$1,549.4

4.

Demutualization and Closed Block (continued)

Closed Block Revenues and Expenses and Changes in	Cumulative	Years Ended
Policyholder Dividend Obligations:	From	December 31,
($ in millions)	Inception	2009	2008	2007
Closed block revenues
Premiums	$8,950.8	$647.0	$719.3	$745.6
Net investment income	5,420.9	457.8	523.1	571.6
Net realized investment losses	(241.6)	(43.8)	(124.4)	(0.6)
Total revenues	14,130.1	1,061.0	1,118.0	1,316.6
Policy benefits, excluding dividends	9,735.0	771.9	847.6	869.2
Other operating expenses	87.4	3.4	5.1	6.1
Total benefits and expenses, excluding policyholder dividends	9,822.4	775.3	852.7	875.3
Closed block contribution to income before dividends and income taxes	4,307.7	285.7	265.3	441.3
Policyholder dividends	(3,575.0)	(226.4)	(206.9)	(379.3)
Closed block contribution to income before income taxes	732.7	59.3	58.4	62.0
Applicable income tax expense	(255.2)	(21.7)	(19.2)	(20.9)
Closed block contribution to income	$477.5	$37.6	$39.2	$41.1

Policyholder dividend obligation
Policyholder dividends provided through earnings	$3,633.4	$226.4	$206.9	$379.3
Policyholder dividends provided through other comprehensive income	(16.4)	78.4	(128.0)	(121.5)
Additions to policyholder dividend liabilities	3,617.0	304.8	78.9	257.8
Policyholder dividends paid	(3,644.3)	(318.1)	(346.6)	(337.6)
Decrease in policyholder dividend liabilities	(27.3)	(13.3)	(267.7)	(79.8)
Policyholder dividend liabilities, beginning of year	325.1	311.1	578.8	658.6
Policyholder dividend liabilities, end of year	297.8	297.8	311.1	578.8
Policyholder dividends payable, end of year	(297.8)	(297.8)	(311.1)	(332.8)
Policyholder dividend obligation, end of year	$--	$--	$--	$246.0

As of December 31, 2009, the policyholder dividend obligation includes approximately $16.4 million for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization. These closed block earnings will not inure to stockholders, but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in net income.

5.

Reinsurance

We use reinsurance agreements to limit potential losses, reduce exposure to larger risks and provide additional capacity for growth.

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us. Since we bear the risk of nonpayment, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk. Due to the downgrade of Scottish Re, we closely monitored the situation and reassessed the recoverability of the reinsurance recoverable during 2009. As of December 31, 2009, we believe we have no material exposure to uncollected amounts from Scottish Re.

5.

Reinsurance (continued)

The following table lists our top five reinsurance relationships by reinsurance recoverable balance as of December 31, 2009. Also included is the A.M. Best rating of each reinsurer as of April 23, 2010.

Principal Life Reinsurers:	As of December 31, 2009
	Reinsurance	Reinsurer’s
	Recoverable	A.M. Best
	Balances	Rating
	($ in millions)
RGA Reinsurance Company	$184.9	A +
Swiss Reinsurance Group(1)	$141.8	A
AEGON USA(2)	$120.6	A
Munich American Reassurance Co	$56.6	A +
Scottish Re US Inc	$56.2	E

———————

(1)

Swiss Reinsurance Group includes Swiss Re Life & Health America Inc and Reassure America Life Insurance Co.

(2)

Transamerica Financial Life and Transamerica Life Insurance are both subsidiaries of AEGON.

We cede risk to other insurers under various agreements that cover individual life insurance policies. The amount of risk ceded depends on our evaluation of the specific risk and applicable retention limits. Our current retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. We also assume reinsurance from other insurers.

Direct Business and Reinsurance in Continuing Operations:	Years Ended December 31,
($ in millions)	2009	2008	2007

Direct premiums	$887.0	$1,025.2	$886.6
Premiums assumed from reinsureds	11.3	13.5	13.6
Premiums ceded to reinsurers	(214.1)	(272.8)	(101.9)
Premiums	$684.2	$765.9	$798.3
Percentage of amount assumed to net premiums	1.7%	1.8%	1.7%

Direct policy benefits incurred	$695.6	$686.4	$547.6
Policy benefits assumed from reinsureds	17.0	(5.3)	17.9
Policy benefits ceded to reinsurers	(133.3)	(205.1)	(88.7)
Policy benefits	$579.3	$476.0	$476.8

Direct life insurance in force	$153,572.2	$164,604.6	$151,228.5
Life insurance in force assumed from reinsureds	1,552.3	2,022.3	1,937.0
Life insurance in force ceded to reinsurers	(98,990.1)	(105,344.0)	(92,660.8)
Life insurance in force	$56,134.4	$61,282.9	$60,504.7
Percentage of amount assumed to net insurance in force	2.7%	3.3%	3.2%

Our reinsurance program cedes various types of risks to other reinsurers primarily under yearly renewable term and coinsurance agreements. Yearly renewable term and coinsurance arrangements result in passing all or a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

We cede the majority of mortality risk on most new issues of term insurance. Effective October 1, 2009, PHL Variable Insurance Company and Phoenix Life and Annuity Company coinsured all the benefit risks, net of existing reinsurance, on the previously unreinsured portion of their term life business in force.

5.

Reinsurance (continued)

The policy benefit amounts above exclude changes in reserves, interest credited to policyholders, withdrawals and policyholder dividends and other items, which total $927.1 million, $1,091.3 million and $1,215.6 million, net of reinsurance, for the years ended December 31, 2009, 2008 and 2007.

Irrevocable letters of credit aggregating $55.4 million at December 31, 2009 have been arranged with commercial banks in favor of us to collateralize the ceded reserves. This includes $4.1 million of irrevocable letters of credit related to our discontinued group accident and health reinsurance operations.

We assume and cede business related to our discontinued group accident and health reinsurance operations. While we are not writing any new contracts, we are contractually obligated to assume and cede premiums related to existing contracts. See Note 21 to these financial statements for more information.

6.

Deferred Policy Acquisition Costs

Deferred Policy Acquisition Costs:	Years Ended December 31,
($ in millions)	2009	2008	2007

Policy acquisition costs deferred	$67.6	$339.5	$461.3
Costs amortized to expenses:
Recurring costs	(266.4)	(431.8)	(192.7)
Credit related to realized investment gains (losses)	5.8	25.8	(0.2)
Offsets to net unrealized investment gains or losses included in accumulated other comprehensive income	(587.0)	709.3	63.4
Cumulative effect of adoption of new guidance	(4.7)	--	--
Other	(8.0)	--	--
Change in deferred policy acquisition costs	(792.7)	642.8	331.8
Deferred policy acquisition costs, beginning of year	2,708.7	2,065.9	1,734.1
Deferred policy acquisition costs, end of year	$1,916.0	$2,708.7	$2,065.9

Upon completion of a study during the fourth quarter of 2009, we updated our best estimate assumptions used to project expected gross profits and margins in the deferred policy acquisition cost amortization schedules. Major projection assumptions updated include mortality, cost of insurance charges, policy maintenance expenses, lapse experience, expense, net investment income. In our review to develop the best estimate for these assumptions, we examined our own experience and market conditions. We updated our maintenance expenses and reallocated them among various lines of business. Additionally, we updated the lapse rate assumptions for annuities, decreasing the rates for variable annuities while increasing them for fixed annuities. We reflected a change in the cost of insurance rates for certain single life universal life policies, effective April 1, 2010, resulting in an increase in overall projected gross profits or margins. We also reflected the lower interest earned in investments, consistent with recent experience.

Upon completion of a study during the fourth quarter of 2008, we updated our best estimate assumptions used to project expected gross profits and margins in the deferred policy acquisition cost amortization schedules. Major projection assumptions updated include mortality, lapse experience, expense, net investment income, and separate account investment return. In our review to develop the best estimate for these assumptions, we examined our own experience and market conditions. We updated our maintenance expenses and reallocated them among various lines of business. We also updated our projected separate account investment return assumption to the long term investment return as of January 1, 2009. The impact was to fully absorb the actual investment performance through December 31, 2008 into the amortization of deferred policy acquisition cost amortization and the projection of benefits under SOP 03-1 for the guaranteed minimum death benefit (GMDB) and guaranteed minimum income benefit (GMIB) riders. The greatest impact of the unlocking was on the annuity block, where the effects of these adjustments resulted in an overall increase in deferred policy acquisition cost amortization for the annuity block of $116.8 million and an increase in the GMIB and GMDB reserves of $11.3 million and $3.4 million, respectively. The UL/VUL lines had a decrease of $19.9 million to pre-tax net income due to unlocking. For the traditional life line the effects of these adjustments resulted in an increase in deferred policy acquisition cost amortization of $32.4 million.

6.

Deferred Policy Acquisition Costs (continued)

Upon completion of a study during the fourth quarter of 2007, we updated our best estimate assumptions used to project expected gross profits and margins in the deferred policy acquisition cost amortization schedules. Major projection assumptions updated include lapse experience, investment margins and expenses. In our review to develop the best estimate, we examined our own experience and market conditions. We reflected higher interest earned in the investments, consistent with recent experience. Maintenance expenses were updated and reallocated among various lines of business. Additionally, we updated our system for calculating the SOP 03-1 reserves for guaranteed minimum death benefits, resulting in a release in the benefit reserve and a corresponding increase in deferred policy acquisition cost amortization for the quarter. The effects of these adjustments resulted in an overall $4.3 million pre-tax benefit to net income.

7.

Policy Liabilities and Accruals

Policyholder liabilities are primarily for participating life insurance policies and universal life insurance policies. For universal life, this includes deposits received from customers and interest credited to their fund balances, which range from 1.4% to 5.0% as of December 31, 2009, less administrative and mortality charges.

Participating life insurance

Participating life insurance in force was 19.2% and 20.1% of the face value of total individual life insurance in force at December 31, 2009 and 2008, respectively.

8.

Investing Activities

Debt and equity securities

See Note 11 to these financial statements for information on available-for-sale debt and equity securities pledged as collateral.

Fair Value and Cost of Debt and Equity Securities:	As of December 31,
($ in millions)	2009		2008
	Fair Value	Cost	Fair Value	Cost

U.S. government and agency	$501.1	$491.9	$606.3	$607.0
State and political subdivision	179.3	181.0	188.0	190.6
Foreign government	169.7	148.8	182.5	174.3
Corporate	5,832.4	5,866.6	5,807.1	6,765.9
Commercial mortgage-backed	986.7	1,036.5	925.4	1,088.4
Residential mortgage-backed	2,086.7	2,240.8	1,478.0	1,651.9
CDO/CLO	255.2	344.6	168.1	381.0
Other asset-backed	282.7	305.3	455.9	598.0
Available-for-sale debt securities	$10,293.8	$10,615.5	$9,811.3	$11,457.1

Amounts applicable to the closed block	$6,305.1	$6,340.4	$6,011.4	$6,796.7

Available-for-sale equity securities	$25.2	$24.4	$25.2	$24.3

Amounts applicable to the closed block	$6.7	$6.9	$9.0	$9.1

8.

Investing Activities (continued)

Unrealized Gains and Losses from	As of December 31,
General Account Securities:	2009		2008
($ in millions)	Gains	Losses	Gains	Losses

U.S. government and agency	$27.0	$(17.8)	$23.8	$(24.5)
State and political subdivision	4.0	(5.7)	4.6	(7.2)
Foreign government	21.0	(0.1)	11.0	(2.8)
Corporate	240.7	(274.9)	43.2	(1,002.0)
Commercial mortgage-backed	22.1	(71.9)	2.4	(165.4)
Residential mortgage-backed	30.6	(184.7)	19.6	(193.5)
CDO/CLO	1.9	(91.3)	--	(212.9)
Other asset-backed	2.5	(25.1)	3.5	(145.6)
Debt securities gains (losses)	$349.8	$(671.5)	$108.1	$(1,753.9)
Debt securities net gains (losses)		$(321.7)		$(1,645.8)

Equity securities gains (losses)	$1.2	$(0.4)	$1.1	$(0.2)
Equity securities net gains	$0.8		$0.9

Net unrealized investment gains and losses on securities classified as available-for-sale and certain other assets are included in the consolidated balance sheet as a component of accumulated other comprehensive income (loss) (“AOCI”). The table below presents the special category of AOCI for debt securities that are other-than-temporarily impaired when the impairment loss has been split between the credit loss component (in earnings) and the non-credit component (separate category of AOCI) and the subsequent changes in fair value.

Fixed Maturity Securities on which an OTTI Loss has been Recognized, by Type:	As of December 31,
($ in millions)	2009(1)	2008

U.S. government and agency	$--	$--
State and political subdivision	--	--
Foreign government	--	--
Corporate	(4.1)	--
Commercial mortgage-backed	(4.1)	--
Residential mortgage-backed	(39.7)	--
CDO/CLO	(32.9)	--
Other asset-backed	--	--
Fixed maturity non-credit losses in AOCI	$(80.8)	$--

———————

(1)

Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (loss) (AOCI) which, from January 1, 2009, were not included in earnings, excluding net unrealized gains or losses on impaired securities relating to changes in value of such securities subsequent to the impairment date.

8.

Investing Activities (continued)

Aging of Temporarily Impaired	As of December 31, 2009
General Account Securities:	Less than 12 months		Greater than 12 months		Total
($ in millions)	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Debt Securities
U.S. government and agency	$42.6	$(1.4)	$51.1	$(16.4)	$93.7	$(17.8)
State and political subdivision	22.9	(0.2)	42.3	(5.5)	65.2	(5.7)
Foreign government	7.9	(0.1)	--	--	7.9	(0.1)
Corporate	298.5	(22.6)	1,425.4	(252.3)	1,723.9	(274.9)
Commercial mortgage-backed	112.3	(1.5)	297.9	(70.4)	410.2	(71.9)
Residential mortgage-backed	491.4	(14.6)	694.7	(170.1)	1,186.1	(184.7)
CDO/CLO	16.7	(8.3)	223.0	(83.0)	239.7	(91.3)
Other asset-backed	62.7	(0.3)	135.5	(24.8)	198.2	(25.1)
Debt securities	$1,055.0	$(49.0)	$2,869.9	$(622.5)	$3,924.9	$(671.5)
Equity securities	0.9	--	0.6	(0.4)	1.5	(0.4)
Total temporarily impaired securities	$1,055.9	$(49.0)	$2,870.5	$(622.9)	$3,926.4	$(671.9)

Amounts inside the closed block	$498.5	$(25.5)	$1,473.5	$(264.6)	$1,972.0	$(290.1)

Amounts outside the closed block	$557.4	$(23.5)	$1,397.0	$(358.3)	$1,954.4	$(381.8)

Amounts outside the closed block that are below investment grade	$39.8	$(11.4)	$411.3	$(169.1)	$451.1	$(180.5)
Total after offsets for deferred policy acquisition cost adjustment and taxes		$(7.9)		$(109.2)		$(117.1)

Number of securities		355		1,341		1,696

Unrealized losses of below investment grade debt securities outside the closed block with a fair value of less than 80% of amortized cost totaled $155.2 million at December 31, 2009 ($44.9 million after offsets for taxes and deferred policy acquisition cost amortization). Of this amount, $134.2 million was below 80% of amortized cost for more than 12 months.

Unrealized losses of below investment grade debt securities held in the closed block with a fair value of less than 80% of amortized cost totaled $68.0 million at December 31, 2009 ($0.6 million after offsets for taxes, deferred policy acquisition costs and policy dividend obligation). Of this amount, $55.4 million was below 80% of amortized cost for more than 12 months.

These securities were considered to be temporarily impaired at December 31, 2009 because each of these securities had performed, and was expected to perform, in accordance with its original contractual terms and because it was more likely than not that we would not be required to sell it before recovery.

8.

Investing Activities (continued)

Aging of Temporarily Impaired	As of December 31, 2008
General Account Securities:	Less than 12 months		Greater than 12 months		Total
($ in millions)	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Debt Securities
U.S. government and agency	$79.8	$(5.1)	$33.7	$(19.4)	$113.5	$(24.5)
State and political subdivision	36.4	(4.6)	39.3	(2.6)	75.7	(7.2)
Foreign government	64.9	(2.8)	1.0	--	65.9	(2.8)
Corporate	2,698.3	(362.7)	1,764.0	(639.3)	4,462.3	(1,002.0)
Commercial mortgage-backed	558.9	(66.9)	242.6	(98.5)	801.5	(165.4)
Residential mortgage-backed	99.8	(15.1)	455.8	(178.4)	555.6	(193.5)
CDO/CLO	42.1	(42.9)	122.4	(170.0)	164.5	(212.9)
Other asset-backed	121.1	(24.5)	256.0	(121.1)	377.1	(145.6)
Debt securities	$3,701.3	$(524.6)	$2,914.8	$(1,229.3)	$6,616.1	$(1,753.9)
Equity securities	0.9	(0.2)	--	--	0.9	(0.2)
Total temporarily impaired securities	$3,702.2	$(524.8)	$2,914.8	$(1,229.3)	$6,617.0	$(1,754.1)

Amounts inside the closed block	$2,353.9	$(305.9)	$1,456.1	$(554.5)	$3,810.0	$(860.4)

Amounts outside the closed block	$1,348.3	$(218.9)	$1,458.7	$(674.8)	$2,807.0	$(893.7)

Amounts outside the closed block that are below investment grade	$145.3	$(49.9)	$159.3	$(94.0)	$304.6	$(143.9)
Total after offsets for deferred policy acquisition cost adjustment and taxes		$(65.2)		$(197.0)		$(262.2)

Number of securities		1,651		1,623		3,274

Unrealized losses of below investment grade debt securities outside the closed block with a fair value of less than 80% of amortized cost totaled $125.8 million at December 31, 2008 ($39.9 million after offsets for taxes and deferred policy acquisition cost amortization). Of this amount, $10.5 million was below 80% of amortized cost for more than 12 months.

Unrealized losses of below investment grade debt securities held in the closed block with a fair value of less than 80% of amortized cost totaled $113.3 million at December 31, 2008 ($32.8 million after offsets for taxes, deferred policy acquisition costs and policy dividend obligation). Of this amount, $12.4 million was below 80% of amortized cost for more than 12 months.

The securities were considered to be temporarily impaired at December 31, 2008 as each of these securities had performed, and was expected to perform, in accordance with its original contractual terms, and because we had the ability and intent to hold these securities until they recover their value.

Other-Than-Temporary Impairments

Management exercised significant judgment with respect to certain securities in determining whether impairments were other than temporary. This included securities with $145.4 million ($42.2 million after offsets) of gross unrealized losses of 50% or more for which no other-than-temporary impairment was ultimately indicated. In making its assessments, management used a number of issuer-specific quantitative and qualitative assessments of the probability of receiving contractual cash flows, including the issue’s implied yields to maturity, cumulative default rate based on the issue’s rating, comparisons of issue-specific spreads to industry or sector spreads, specific trading activity in the issue and other market data such as recent debt tenders and upcoming refinancing exposure, as well as fundamentals such as issuer credit and liquidity metrics, business outlook and industry conditions. In addition to these reviews, management in each case assessed whether it was more likely than not that we would be required to sell it before recovery, up to and including maturity. Each security on the watch list was evaluated, analyzed and discussed, with the positive and negative factors weighed in the ultimate determination of whether or not the security was other-than-temporarily impaired.

8.

Investing Activities (continued)

In determining that the securities giving rise to the previously mentioned unrealized losses were not other-than-temporarily impaired, we considered and evaluated in our significant accounting policies described in Note 2 to these financial statements. In making these evaluations, we exercised considerable judgment. Accordingly, there can be no assurance that actual results will not differ from our judgments and that such differences may require the future recognition of other-than-temporary impairment charges that could have a material effect on our financial position and results of operations. In addition, the value of, and the realization of any loss on, a debt security or equity security is subject to numerous risks, including interest rate risk, market risk, credit risk and liquidity risk. The magnitude of any loss incurred by us may be affected by the relative concentration of our investments in any one issuer or industry. We have established specific policies limiting the concentration of our investments in any single issuer and industry and believe our investment portfolio is prudently diversified.

The three holdings at December 31, 2009 with the largest unrealized loss balance(s) which are temporarily impaired are:

•

Preferred Term Group – With a fair value of $22.1 million and an unrealized loss of $49.0 million, these are multi-class, cash flow CDOs. Phoenix Life invests in the senior tranches of the CDOs that can withstand significant immediate defaults before losing any principal. Due to the senior nature of our tranches, we expect that we will be able to collect cash flows sufficient to recover the entire cost basis of the security and, therefore, this issue does not merit an other-than-temporary impairment.
•

Farm Credit Bank of Texas – With a fair value of $14.5 million and an unrealized loss of $8.5 million, the Farm Credit Bank of Texas is a member of the Farm Credit System, a nationwide network of cooperatively owned financial institutions established by and subject to the provisions of the Federal Farm Credit Act. As a result, bank members receive the benefits of being a government sponsored entity (GSE). Membership provides reliable funding through Federal Farm Credit System on a joint and several basis and benefits from a $3.0 billion insurance fund. The bank has remained profitable through the current credit crisis and net charge-offs have remained negligible at 0.09% and, therefore, an other-than-temporary impairment is not warranted at this time.

•

LNR CDO Ltd 2002-1A DFX – With a fair value of $3.5 million and an unrealized loss of $8.5 million, this security is a seasoned, mezzanine tranche of an $800 million CMBS CDO originally rated A-/A-/A3 and currently rated BBB-/BBB+/Ba2 by Fitch/S&P/Moody’s respectively. Phoenix Life’s tranche of this security has a remaining average life of 2.25 years and is current on principal and interest. There are no indications that we will not receive 100% of contractual cash flows and, therefore, an other-than-temporary impairment is not required.

Corporate Debt Securities

Corporate debt securities make up approximately 41% of the unrealized loss balance. Of these securities with unrealized losses, approximately 57% are of investment grade quality. This asset class, in general, continues to experience depressed valuations despite high ratings, relatively low default rates, and continued ability to pay obligations.

Effective January 1, 2009, we adopted new accounting guidance for the recognition and presentation of other-than-temporarily impaired investments as described in Note 2 to these financial statements. Investments whose values are considered by us to be other-than-temporarily impaired are written down to fair value. The impairment amount is further separated into the amount related to credit losses, which is recorded as a charge to net realized investment losses included in our earnings, and the amount related to all other factors, which is recognized in other comprehensive income.

A credit-related loss impairment is determined by calculating the present value of the expected credit losses on a given security’s coupon and principal cash flows until maturity. The expected credit loss in a given period is equal to the security’s original cash flow for that period multiplied by the cumulative default rate and the loss severity. The resulting credit losses are then discounted at a default option adjusted yield (i.e., at the purchase Treasury yield embedded in the original book yield). The cumulative default rate in a given period is derived from the Moody’s 1920-2008 cumulative issuer-weighted default rate study using the worst credible observed cohorts. The loss severity rate is based on the Moody’s Loss Given Default (“LGD”) rate for a security’s LGD rating assigned by Moody’s. We consistently use the upper bound of the loss severity range for LGD rating and apply the default rate based on the remaining years to maturity. The non-credit related loss component is equal to the difference between the fair value of a bond and its impaired carrying value.

8.

Investing Activities (continued)

Fixed maturity other-than-temporary impairments recorded in 2009 were concentrated in mortgage-backed securities and corporate holdings. These impairments were driven primarily by significant rating downgrades and increased credit default rates. In our judgment, these credit events or other adverse conditions of the issuers have caused, or will most likely lead to, a deficiency in the contractual cash flows related to the investment. Therefore, based upon these credit events, we have determined that other-than-temporary impairments exist. Total impairments recognized through earnings related to such credit-related circumstances were $93.0 million in 2009.

Prospectively, we will account for the other-than-temporarily impaired security as if the debt security had been purchased on the impairment date, using an amortized cost basis equal to the previous cost basis less the amount of the credit loss impairment. We will continue to estimate the present value of future cash flows expected and, if significantly greater than the new cost basis, accrete the difference as interest income.

In addition to these credit-related impairments recognized through earnings, we impaired securities to fair value through other comprehensive loss. These impairments were driven primarily by market or sector credit spread widening or by a lack of liquidity in the securities. The amount of impairments recognized as an adjustment to other comprehensive loss due to these factors was $93.1 million in 2009.

The following table rolls forward the amount of credit losses recognized in earnings on debt securities held at the beginning of the period, for which a portion of the other-than-temporary impairment was also recognized in other comprehensive income.

Credit Losses Recognized in Earnings on Debt Securities:	Years Ended December 31,
($ in millions)	2009	2008

Debt securities credit losses, beginning of period	$(41.6)	$--
Add: Credit losses on other-than-temporary impairments not previously recognized	(39.4)	--
Less: Credit losses on securities sold	45.4	--
Less: Credit losses on securities impaired due to intent to sell	--	--
Add: Credit losses on previously impaired securities	(8.8)	--
Less: Increases in cash flows expected on previously impaired securities	--	--
Debt securities credit losses, end of period	$(44.4)	$--

Venture capital partnerships

Investment Activity in Venture Capital Partnerships:	Years Ended December 31,
($ in millions)	2009	2008	2007

Contributions	$29.5	$49.5	$59.5
Equity in earnings (loss) of partnerships	(25.6)	(4.5)	27.0
Distributions	(15.3)	(18.3)	(30.0)
Change in venture capital partnerships	(11.4)	26.7	56.5
Venture capital partnership investments, beginning of year	200.0	173.3	116.8
Venture capital partnership investments, end of year	$188.6	$200.0	$173.3

Amounts applicable to the closed block	$180.2	$188.5	$157.3

8.

Investing Activities (continued)

Other investments

Other Investments:	As of December 31,
($ in millions)	2009	2008

Transportation and other equipment leases	$47.6	$52.6
Mezzanine partnerships	176.2	174.8
Affordable housing partnerships	8.7	15.3
Derivative instruments (Note 12)	116.6	177.7
Mortgage loans	8.9	11.6
Real estate	34.9	42.4
Other interests	32.1	27.5
Other partnership interests(1)	111.2	111.6
Other investments	$536.2	$613.5

Amounts applicable to the closed block	$142.8	$153.3

———————

(1)

Represents primarily direct equity investments.

Statutory deposits

Pursuant to certain statutory requirements, as of December 31, 2009, our Life Companies had on deposit securities with a fair value of $53.8 million in insurance department special deposit accounts. Our Life Companies are not permitted to remove the securities from these accounts without approval of the regulatory authority.

Net investment income

Sources of Net Investment Income:	Years Ended December 31,
($ in millions)	2009	2008	2007

Debt securities	$647.6	$717.9	$766.4
Equity securities	0.4	4.3	8.2
Mortgage loans	0.7	1.0	1.7
Venture capital partnerships	(25.9)	(4.7)	27.0
Policy loans	183.6	187.0	179.5
Other investments	(14.1)	13.6	43.8
Fair value option investments	1.5	(7.6)	--
Other income	3.3	3.8	8.3
Cash and cash equivalents	0.3	6.1	15.2
Total investment income	797.4	921.4	1,050.1
Discontinued operations	(4.3)	(6.0)	(11.2)
Investment expenses	(15.5)	(20.3)	(21.2)
Net investment income, general account investments	777.6	895.1	1,017.7
Debt and equity securities pledged as collateral (Note 11)	--	7.9	15.7
Net investment income	$777.6	$903.0	$1,033.4

Amounts applicable to closed block	$457.8	$523.1	$571.6

For 2009, 2008 and 2007, net investment income was lower by $17.5 million, $15.7 million and $16.7 million, respectively, due to non-income producing debt securities. Of these amounts, $9.9 million, $10.3 million and $8.8 million, respectively, related to the closed block.

8.

Investing Activities (continued)

Net realized investment gains (losses)

Sources and Types of Net Realized Investment Gains (Losses):	Years Ended December 31,
($ in millions)	2009	2008	2007

Total other-than-temporary debt impairments	$(184.7)	$--	$--
Portion of loss recognized in other comprehensive income	93.1	--	--
Net debt impairments recognized in earnings	$(91.6)	$--	$--

Debt security impairments	$(91.6)	$(224.0)	$(46.4)
Equity security impairments	(5.2)	(2.7)	(0.5)
Other investments impairments	(10.2)	(16.0)	(3.9)
Debt and equity securities pledged as collateral impairments	—	(2.3)	(0.8)
Impairment losses	(107.0)	(245.0)	(51.6)
Debt security transaction gains	38.3	8.1	21.9
Debt security transaction losses	(64.1)	(17.9)	(9.3)
Equity security transaction gains	2.2	13.4	12.5
Equity security transaction losses	--	(42.9)	(3.0)
Mortgage loan transaction gains (losses)	--	(0.1)	1.4
Venture capital partnership transaction gains (losses)	(3.6)	(3.0)	---
Affiliate equity security transaction gains	--	--	13.7
Real estate transaction gains	--	2.4	1.6
Real estate transaction losses	--	--	(0.2)
Debt and equity securities pledged as collateral gains	--	2.2	2.6
Debt and equity securities pledged as collateral losses	--	--	(0.8)
Other investments transaction gains	1.3	--	8.9
Other investments transaction losses	--	(1.0)	(4.9)
CDO deconsolidation	57.0	--	--
Net transaction gains (losses)	31.1	(38.8)	44.4
Realized gains (losses) on derivative assets and liabilities	(31.0)	6.3	(1.0)
Net realized investment gains (losses), excluding impairment losses	0.1	(32.5)	43.4
Net realized investment losses, including impairment losses	$(106.9)	$(277.5)	$(8.2)

Unrealized investment gains (losses)

Sources of Changes in Net Unrealized Investment Gains (Losses):	Years Ended December 31,
($ in millions)	2009	2008	2007

Debt securities	$1,360.2	$(1,545.2)	$(246.5)
Equity securities	(0.3)	(31.4)	1.2
Debt and equity securities pledged as collateral	--	(2.3)	(16.4)
Other investments	5.4	(2.9)	(1.6)
Net unrealized investment losses	$1,365.3	$(1,581.8)	$(263.3)

Net unrealized investment losses	$1,365.3	$(1,581.8)	$(263.3)
Applicable policyholder dividend obligation	(78.4)	128.0	121.5
Applicable deferred policy acquisition cost	(603.6)	709.3	63.4
Applicable deferred income tax benefit	(154.3)	213.0	20.6
Offsets to net unrealized investment losses	(836.3)	1,050.3	205.5
Net unrealized investment gains (losses) included in other comprehensive income (Note 15)	$529.0	$(531.5)	$(57.8)

8.

Investing Activities (continued)

Investing cash flows

Investment Purchases, Sales, Repayments and Maturities:	Years Ended December 31,
($ in millions)	2009	2008	2007

Debt security purchases	$(7,571.5)	$(4,750.6)	$(3,898.9)
Equity security purchases	(5.3)	(85.2)	(76.6)
Venture capital partnership investments	(29.1)	(49.5)	(60.0)
Other investments purchases	(220.8)	(440.2)	(159.7)
Investment purchases	$(7,826.7)	$(5,325.5)	$(4,195.2)

Debt securities sales	$6,815.1	$3,948.4	$2,903.5
Debt securities maturities and repayments	1,487.5	1,182.2	1,372.9
Equity security sales	2.3	172.1	68.6
Mortgage loan maturities and principal repayments	2.6	3.9	57.7
Venture capital partnership capital distributions	15.4	18.3	30.0
Real estate and other investments sales	106.7	400.7	119.9
Investment sales, repayments and maturities	$8,429.6	$5,725.6	$4,552.6

The maturities of general account debt securities and mortgage loans, by contractual sinking fund payment and maturity, as of December 31, 2009 are summarized in the following table. Actual maturities will differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, we have the right to put or sell certain obligations back to the issuers and we may refinance mortgage loans. Refinancing of mortgage loans was not significant during the three years ended December 31, 2009.

Maturities of General Account Debt Securities:	Maturities at
($ in millions)	Fair Value

Due in one year or less	$354.3
Due after one year through five years	2,164.9
Due after five years through ten years	2,687.0
Due after ten years	5,087.6
Total	$10,293.8

Issuer and Counterparty Credit Exposure

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivatives contracts with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. Maximum exposure to an issuer or derivatives counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. We have an overall limit on below investment grade rated issuer exposure. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher.

As of December 31, 2009, we held derivatives with a fair value of $113.8 million. Derivative credit exposure was diversified with six different counterparties. The debt security exposure of these issuers was $130.8 million. Our maximum amount of loss due to credit risk with these issuers was $244.6 million. See Note 12 to these financial statements for more information regarding derivatives.

9.

Financing Activities

Indebtedness

Indebtedness at Carrying Value:	As of December 31,
($ in millions)	2009	2008

7.15% surplus notes	$174.1	$174.1
Total indebtedness	$174.1	$174.1

Our 7.15% surplus notes are due December 15, 2034. The carrying value of the 2034 notes is net of $0.9 million of unamortized original issue discount. Interest payments are at an annual rate of 7.15%, require the prior approval of the Superintendent of Insurance of the State of New York and may be made only out of surplus funds which the Superintendent determines to be available for such payments under New York Insurance Law. The notes may be redeemed at our option at any time at the “make-whole” redemption price set forth in the offering circular. New York Insurance Law provides that the notes are not part of our legal liabilities.

At December 31, 2008, Phoenix Life (together with The Phoenix Companies, the “Borrowers”) had a $100 million unsecured senior revolving credit facility. The facility was terminated effective March 12, 2009. As of the termination date, there were no borrowings on the facility.

Prior to the spin-off of our investment management business, Virtus Investment Partners, Inc. (“Virtus”) by The Phoenix Companies on December 31, 2008, Phoenix Life held an inter-company note receivable from Virtus, with a remaining principal balance of $33 million. In connection with the spin-off, Virtus repaid $13 million in principal and issued to Phoenix Life a new $20 million secured note to replace the $20 million remaining principal balance on the old note. The new note was issued at a market rate of interest and other arms-length terms and was paid in full in 2009.

Interest Expense on Indebtedness:	Years Ended December 31,
($ in millions)	2009	2008	2007

Interest expense incurred	$12.5	$12.5	$12.4
Interest paid	$12.5	$12.5	$12.4

Future minimum annual principal payments on indebtedness as of December 31, 2009 are $175.0 million in 2034.

10.

Separate Accounts, Death Benefits and Other Insurance Benefit Features

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts. The assets supporting these contracts are carried at fair value and reported as separate account assets with an equivalent amount reported as separate account liabilities. Amounts assessed against the policyholder for mortality, administration, and other services are included within revenue in fee income. In 2009 and 2008 there were no gains or losses on transfers of assets from the general account to a separate account.

10.

Separate Accounts, Death Benefits and Other Insurance Benefit Features (continued)

Variable annuities

Many of our variable contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. These benefits are offered in various forms as described in the footnotes to the table below. We currently cede to reinsurers a significant portion of the death benefit guarantees associated with our in-force block of business. We establish policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity policies as follows:

•

Liabilities associated with the guaranteed minimum death benefit (“GMDB”) are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating the liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.

•

Liabilities associated with the guaranteed minimum income benefit (“GMIB”) are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating such guaranteed income benefit liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.

For annuities with GMDB and GMIB, 200 stochastically generated scenarios were used.

Separate Account Investments of Account Balances of Contracts with Guarantees:	As of December 31,
($ in millions)	2009	2008

Debt securities	$661.2	$619.8
Equity funds	2,244.6	1,810.1
Other	99.5	135.7
Total	$3,005.3	$2,565.6

Changes in Guaranteed Liability Balances:	Year Ended
($ in millions)	December 31, 2009
	Annuity	Annuity
	GMDB(1)	GMIB

Liability balance as of January 1, 2009	$9.9	$22.1
Incurred	5.4	(5.8)
Paid	(10.2)	--
Liability balance as of December 31, 2009	$5.1	$16.3

Changes in Guaranteed Liability Balances:	Year Ended
($ in millions)	December 31, 2008
	Annuity	Annuity
	GMDB	GMIB

Liability balance as of January 1, 2008	$3.2	$5.9
Incurred	11.7	16.2
Paid	(5.0)	--
Liability balance as of December 31, 2008	$9.9	$22.1

10.

Separate Accounts, Death Benefits and Other Insurance Benefit Features (continued)

Changes in Guaranteed Liability Balances:	Year Ended
($ in millions)	December 31, 2007
	Annuity	Annuity
	GMDB	GMIB

Liability balance as of January 1, 2007	$32.2	$3.7
Incurred	(26.3)	2.2
Paid	(2.7)	--
Liability balance as of December 31, 2007	$3.2	$5.9

The GMDB and GMIB guarantees are recorded in policy liabilities and accruals on our balance sheet. Changes in the liability are recorded in policy benefits, excluding policyholder dividends, on our statement of income. In a manner consistent with our policy for deferred policy acquisition costs, we regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised.

We also offer certain variable products with a guaranteed minimum withdrawal benefit (GMWB), a guaranteed minimum accumulation benefit (GMAB) and a guaranteed pay-out annuity floor (GPAF).

The GMWB rider guarantees the policyholder a minimum amount of withdrawals and benefit payments over time, regardless of the investment performance of the contract, subject to an annual limit. Optional resets are available. In addition, these contracts have a feature that allows the policyholder to receive the guaranteed annual withdrawal amount for as long as they are alive.

The GMAB rider provides the contract owner with a minimum accumulation of the contract owner’s purchase payments deposited within a specific time period, adjusted for withdrawals, after a specified amount of time determined at the time of issuance of the variable annuity contract.

The GPAF rider provides the policyholder with a minimum payment amount if the variable annuity payment falls below this amount on the payment calculation date.

The Combination Rider includes the GMAB and GMWB riders as well as the GMDB rider at the policyholder’s option.

The GMWB, GMAB and GPAF represent embedded derivatives in the variable annuity contracts that are required to be reported separately from the host variable annuity contract. They are carried at fair value and reported in policyholder deposit funds. The fair value of the GMWB, GMAB and GPAF obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions.

As of December 31, 2009 and 2008, there was no reinsurance of the aggregate account value with the GMWB, GMAB and GPAF features. In order to minimize the volatility associated with the unreinsured liabilities, we have established an alternative risk management strategy. We began hedging our GMAB exposure in 2006 and GMWB exposure during fourth quarter 2007 using equity options, equity futures, swaps and swaptions. These investments are included in other investments on our balance sheet. Embedded derivative liabilities for GMWB, GMAB and GPAF are shown in the table below. There were no benefit payments made for the GMWB and GMAB during 2009 and 2008. There were benefit payments made of $0.6 million and $0.3 million for GPAF during 2009 and 2008, respectively.

10.

Separate Accounts, Death Benefits and Other Insurance Benefit Features (continued)

Embedded Derivative Liabilities:	As of December 31,
($ in millions)	2009	2008

GMWB	$3.8	$63.7
GMAB	19.5	52.8
GPAF	2.2	2.0
Total embedded derivatives	$25.5	$118.5

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable upon annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the policyholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Additional Insurance Benefits:		Net Amount	Average
($ in millions)	Account	at Risk after	Attained Age
	Value	Reinsurance	of Annuitant

GMDB return of premium	$1,097.4	$58.6	60
GMDB step up	1,611.8	222.9	61
GMDB earnings enhancement benefit (EEB)	49.2	1.4	61
GMDB greater of annual step up and roll up	32.8	10.0	64
Total GMDB at December 31, 2009	$2,791.2	$292.9

Combination Rider	$10.4		58
GMAB	417.9		55
GMIB	525.8		61
GMWB	592.6		60
GPAF	18.9		75
Total at December 31, 2009	$1,565.6

Additional Insurance Benefits:		Net Amount	Average
($ in millions)	Account	at Risk after	Attained Age
	Value	Reinsurance	of Annuitant

GMDB return of premium	$1,069.4	$184.6	60
GMDB step up	1,438.8	509.4	60
GMDB earnings enhancement benefit (EEB)	50.1	7.3	60
GMDB greater of annual step up and roll up	28.1	15.2	63
Total GMDB at December 31, 2008	$2,586.4	$716.5

Combination Rider	$5.3		59
GMAB	335.6		55
GMIB	464.1		60
GMWB	413.2		60
GPAF	18.5		75
Total at December 31, 2008	$1,236.7

With the return of premium the death benefit is the greater of current account value or premiums paid (less any adjusted partial withdrawals).

10.

Separate Accounts, Death Benefits and Other Insurance Benefit Features (continued)

With the step up, the death benefit is the greater of current account value, premiums paid (less any adjusted partial withdrawals) or the annual step up amount prior to the eldest original owner attaining a certain age. On and after the eldest original owner attains that age, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the eldest original owner’s attaining that age plus premium payments (less any adjusted partial withdrawals) made since that date.

With the EEB, the death benefit is the greater of the premiums paid (less any adjusted partial withdrawals) or the current account value plus the EEB. The EEB is an additional amount designed to reduce the impact of taxes associated with distributing contract gains upon death.

With the greater of annual step up and annual roll up, the death benefit is the greatest of premium payments (less any adjusted partial withdrawals), the annual step up amount, the annual roll up amount or the current account value prior to the eldest original owner attaining age 81. On and after the eldest original owner attained age 81, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the eldest original owner’s attained age of 81 plus premium payments (less any adjusted partial withdrawals) made since that date.

Universal life

Liabilities for universal life are generally determined by estimating the expected value of losses when death benefits exceed revenues and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating these liabilities are consistent with those used for amortizing deferred policy acquisition costs. A single set of best estimate assumptions is used since these insurance benefits do not vary significantly with capital markets volatility. At December 31, 2009 and 2008, we held additional universal life benefit reserves in accordance with death benefit and other insurance benefit reserves of $89.4 million and $68.0 million, respectively.

11.

Investments Pledged as Collateral and Non-recourse Collateralized Obligations

We are involved with various entities in the normal course of business that may be deemed to be variable interest entities and, as a result, we may be deemed to hold interests in those entities. The collateralized obligation trusts reside in bankruptcy remote special purpose entities (“SPEs”) for which we provide neither recourse nor guarantees. We consolidated two collateralized obligation trusts as of December 31, 2008 and 2007. As of December 31, 2008, we had no direct investment in the two consolidated collateralized obligation trusts. As of December 31, 2008, we had no direct investment in the two consolidated collateralized obligation trusts. As a result of management’s decision in the first quarter of 2009 to legally assign Virtus as the collateral manager, we performed an analysis of both of these CDOs and determined that we were no longer the primary beneficiary. Accordingly, we deconsolidated these two CDOs effective January 1, 2009, resulting in an increase to shareholders’ equity of $88.8 million for the year ended December 31, 2009, of which $57.0 million was recorded as a realized gain and $31.8 million was reflected as other comprehensive income, effectively reversing losses recorded in earnings and other comprehensive income in prior years. We earned investment income on debt and equity securities pledged as collateral, net of interest expense on collateralized obligations and applicable minority interest of $0.4 million, $0.5 million and $0.7 million for the years ended December 31, 2008, 2007 and 2006, respectively, related to these consolidated obligation trusts.

Fair Value and Cost of Debt and Equity Securities	As of December 31,
Pledged as Collateral:	2008
($ in millions)	Fair Value	Cost

Debt securities pledged as collateral	$148.0	$150.5
Equity securities pledged as collateral	--	0.1
Total debt and equity securities pledged as collateral	$148.0	$150.6

Cash and accrued investment income of $8.4 million at December 31, 2008.

11.

Investments Pledged as Collateral and Non-recourse Collateralized Obligations (continued)

Non-recourse collateralized obligations are comprised of callable collateralized obligations of $240.1 million and non-recourse derivative cash flow hedge liability of $5.1 million (notional amount of $170.7 million with a maturity of June 1, 2009) at December 31, 2008.

Gross and Net Unrealized Gains and Losses from	As of December 31,
Debt and Equity Securities Pledged as Collateral:	2008
($ in millions)	Gains	Losses

Debt securities pledged as collateral	$11.0	$(13.5)
Equity securities pledged as collateral	--	(0.1)
Total	$11.0	$(13.6)
Net unrealized losses		$(2.6)

Aging of Temporarily Impaired	As of December 31, 2008
Debt and Equity Securities	Less than 12 months		Greater than 12 months		Total
Pledged as Collateral:	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
($ in millions)	Value	Losses	Value	Losses	Value	Losses

Corporate	$11.8	$(1.4)	$--	$(0.1)	$11.8	$(1.5)
Mortgage-backed	17.3	(3.0)	8.1	(3.6)	25.4	(6.6)
Other asset-backed	9.5	(2.8)	2.0	(2.6)	11.5	(5.4)
Debt securities	38.6	(7.2)	10.1	(6.3)	48.7	(13.5)
Equity securities pledged as collateral	--	--	--	(0.1)	--	(0.1)
Total temporarily impaired securities pledged as collateral	$38.6	$(7.2)	$10.1	$(6.4)	$48.7	$(13.6)

Gross unrealized losses related to debt securities pledged as collateral whose fair value is less than the security’s amortized cost totaled $13.6 million at December 31, 2008. Gross unrealized losses on debt securities with a fair value less than 80% of the security’s amortized cost totaled $9.9 million at December 31, 2008. The majority of these debt securities are investment grade issues that continue to perform to their original contractual terms at December 31, 2008.

The amount of collateralized debt obligation-related derivative cash flow hedge ineffectiveness recognized through earnings for the years ended December 31, 2009, 2008 and 2007 was $0.0 million, $0.3 million and $0.8 million, respectively. See Note 8 to these financial statements for information on realized investment losses related to these collateralized debt obligations.

Effect of Consolidation (Deconsolidation) of	As of and for the
Collateralized Obligation Trusts:	Years Ended December 31,
($ in millions)	2009	2008	2007

Increase (decrease) in net income	$57.0	$(4.2)	$1.0
Increase (reduction) to stockholder’s equity	$88.8	$(88.8)	$(85.4)

The impact to net income in 2009 represents the realized gain recognized upon the deconsolidation of the CDOs in 2009. The above credits (charges) to net income (loss) and stockholder’s equity primarily relate to realized and unrealized investment losses within the collateralized obligation trusts. Upon maturity or other liquidation of the trusts, the fair value of the investments pledged as collateral will be used to settle the non-recourse collateralized obligations with any shortfall in such investments inuring to the third-party note and equity holders. To the extent there remains a recorded liability for non-recourse obligations after all the assets pledged as collateral are exhausted, such amount will be reduced to zero with a corresponding benefit to earnings. Accordingly, these investment losses and any future investment losses under this method of consolidation will ultimately reverse upon the maturity or other liquidation of the non-recourse collateralized obligations. These non-recourse obligations mature between 2011 through 2012 but contain call provisions. The call provisions may be triggered at the discretion of the equity investors based on market conditions and are subject to certain contractual limitations.

12.

Derivative Instruments

Derivative instruments

We use derivatives to manage certain risks in our general account portfolio as well as our insurance liabilities. Our derivatives generally do not qualify for hedge accounting treatment and are stated at fair value (market value) with changes in valuation reported in net realized capital gains/losses. Derivatives that are designated as hedges for accounting purposes are also stated at fair value. However, changes in the fair value of such derivatives are recorded in other comprehensive income, or net income, depending on the nature and effectiveness of the hedge.

Derivative Instruments Held in			As of December 31,
General Account:			2009		2008
($ in millions)	Notional
	Amount	Maturity	Asset	Liability	Asset	Liability
Non-Hedging Derivative Instruments
Interest rate swaps	$45.0	2018	$1.7	$0.5	$28.6	$1.6
Swaptions	100.0	2011	6.0	--	37.5	--
Put options	475.0	2014-2024	90.9	--	73.1	--
Call options	23.4	2010	5.3	0.8	1.2	--
Futures contracts	50.1	2010	12.0	--	25.6	--
	693.5		115.9	1.3	166.0	1.6
Hedging Derivative Instruments
Cross currency swaps	25.0	2012-2016	0.7	1.5	5.4	0.2
Futures contracts	--	—	--	--	6.3	--
	25.0		0.7	1.5	11.7	0.2
Total derivative instruments	$718.5		$116.6	$2.8	$177.7	$1.8

Interest Rate Swaps

We maintain an overall interest rate risk management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments. We use interest rate swaps that effectively convert variable rate cash flows to fixed cash flows in order to hedge the interest rate risks associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities.

Interest Rate Options

We use interest rate options, such as swaptions, to hedge against market risks to assets or liabilities from substantial changes in interest rates. An interest rate swaption gives us the right but not the obligation to enter into an underlying swap. Swaptions are options on interest rate swaps. All of our swaption contracts are receiver swaptions, which give us the right to enter into a swap where we will receive the agreed-upon fixed rate and pay the floating rate. If the market conditions are favorable and the swap is needed to continue hedging our inforce liability business, we will exercise the swaption and enter into a fixed rate swap. If a swaption contract is not exercised by its option maturity date, it expires with no value.

Exchange Traded Future Contracts

We use equity index futures to hedge the market risks from changes in the value of equity indices, such as S&P 500, associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities. Positions are short-dated, exchange-traded futures with maturities of three months.

12.

Derivative Instruments (continued)

Equity Index Options

We use the following derivative contracts to hedge against market risks from changes in volatility, interest rates, and equity indices associated with our Life and Annuity products:

•

Equity index options, such as S&P 500 puts for the variable annuity guaranteed minimum living benefit (GMAB/GMWB) rider liabilities;

•

Equity index options, such as S&P 500 European calls for the Equity Index Universal Life (EIUL); and

•

Equity index options, such as S&P European, Asian and Binary calls for the Equity Index Annuity (EIA).

An equity index put option affords us the right to sell a specified equity index at the established price determined at the time the instrument was purchased. We may use short-dated options, which are traded on exchanges or use long-dated over-the-counter options, which require entering into an agreement with another party (referred to as the counterparty).

An equity index call option affords us the right to buy a specified equity index at the established price determined at the time the instrument was purchased. We used exact-dated options, which are traded over-the-counter with another party (referred to as the counterparty) to closely replicate the option payoff profile embedded in EIA and EIUL liabilities.

Cross Currency Swaps

We use cross currency swaps to hedge against market risks from changes in foreign currency exchange rates. Currency swaps are used to swap bond asset cash flows denominated in a foreign currency back to U.S. dollars. Under foreign currency swaps, we agree with another party (referred to as the counterparty) to exchange principal and periodic interest payments denominated in foreign currency for payments in U.S. dollars.

Contingent Features

Certain of our derivative instruments contain provisions that require our insurance companies’ financial strength rating to be above a certain threshold. If our financial strength ratings were to fall below a specified rating threshold, certain counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full collateralization on derivative instruments in net liability positions, or even trigger a termination of existing derivatives and/or future derivative transactions.

During the twelve months ended December 31, 2009, our financial strength ratings fell below the specified threshold levels in certain agreements, and remained so at December 31, 2009. Consequently, the credit risk related contingent features of the instruments were triggered. Two of the counterparties that held positions of financed premiums requested immediate payment of the balance of the financed amounts, totaling $33.9 million. These amounts represented all the financed premium positions held, leaving all remaining derivative instruments fully paid.

As of December 31, 2009, we held no derivative instruments in a net liability position that were not fully offset by other derivative instruments with the same counterparty in a net asset position.

13.

Fair Value of Financial Instruments

ASC 820-10 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

13.

Fair Value of Financial Instruments (continued)

ASC 820-10 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels, from highest to lowest, are defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds, mortgage products, exchange-traded equities and exchange-traded corporate debt.

•

Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include certain collateralized mortgage and debt obligations and certain high-yield debt securities.

•

Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Securities classified within Level 3 include broker quoted investments, certain residual interests in securitizations and other less liquid securities. Most valuations that are based on brokers’ prices are classified as Level 3 due to a lack of transparency in the process they use to develop prices.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The following table presents the financial instruments carried at fair value by ASC 820-10 valuation hierarchy (as described above).

Fair Values of Financial Instruments by Level:	As of December 31, 2009
($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale debt securities	$311.3	$9,183.9	$798.6	$10,293.8
Available-for-sale equity securities	1.0	5.0	19.2	25.2
Derivative assets	--	116.6	--	116.6
Separate account assets	4,327.5	90.6	--	4,418.1
Fair value option investments	--	35.8	--	35.8
Total assets	$4,639.8	$9,431.9	$817.8	$14,889.5
Liabilities
Derivative liabilities	$--	$2.8	$25.5	$28.3
Total liabilities	$--	$2.8	$25.5	$28.3

Fair Values of Financial Instruments by Level:	As of December 31, 2008
($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale debt securities	$223.9	$8,645.6	$941.8	$9,811.3
Available-for-sale equity securities	0.8	1.0	23.4	25.2
Derivative assets	--	177.7	--	177.7
Separate account assets	3,771.6	87.9	0.6	3,860.1
Debt and equity securities pledged as collateral	--	139.2	8.8	148.0
Fair value option investments	--	34.4	--	34.4
Total assets	$3,996.3	$9,085.8	$974.6	$14,056.7
Liabilities
Derivative liabilities	$--	$1.8	$118.5	$120.3
Total liabilities	$--	$1.8	$118.5	$120.3

13.

Fair Value of Financial Instruments (continued)

Carrying Amounts and Fair Values	As of December 31,
of Financial Instruments:	2009		2008
($ in millions)	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value

Cash and cash equivalents	$255.3	$255.3	$336.0	$336.0
Available-for-sale debt securities	10,293.8	10,293.8	9,811.3	9,811.3
Available-for-sale equity securities	25.2	25.2	25.2	25.2
Mortgage loans	8.9	8.7	11.6	11.1
Debt and equity securities pledged as collateral	--	--	148.0	148.0
Derivative financial instruments	116.6	116.6	177.7	177.7
Fair value option investments	35.8	35.8	34.4	34.4
Financial assets	$10,735.6	$10,735.4	$10,544.2	$10,543.7

Investment contracts	$1,342.7	$1,358.6	$1,616.6	$1,627.3
Non-recourse collateralized debt obligations	--	--	245.2	156.4
Indebtedness	174.1	82.2	174.1	133.5
Derivative financial instruments	28.3	28.3	120.3	120.3
Financial liabilities	$1,545.1	$1,469.1	$2,156.2	$2,037.5

Available-for-sale debt securities as of December 31, 2009 and 2008 are reported net of $67.3 million and $39.0 million of Level 2 investments included in discontinued assets on our balance sheet related to discontinued reinsurance operations.

Separate account assets as of December 31, 2009 and 2008 are reported net of $3,423.6 million and $4,070.1 million of Level 1 investments included in discontinued assets on our balance sheet related to PFG.

Fair value option investments also include a structured loan asset valued at $35.8 million as of December 31, 2009. We elected to apply the fair value option to this asset at the time of its acquisition. We purchased the asset to obtain principal protection without sacrificing earnings potential. Election of the fair value option allows current earnings recognition and is more consistent with management’s view of the security’s underlying economics. Changes in the fair value of this asset are included in net investment income.

We have an established process for determining fair values. Fair value is based upon quoted market prices, where available. If listed prices or quotes are not available, or are based on disorderly transactions or inactive markets, fair value is based upon internally developed models that use primarily market-based or independently-sourced market parameters, including interest rate yield curves, option volatilities and currency rates. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value. These adjustments include amounts to reflect counterparty credit quality, our own creditworthiness, liquidity and unobservable parameters that are applied consistently over time. The majority of the valuations of Level 3 assets were internally calculated or obtained from independent third-party broker quotes.

13.

Fair Value of Financial Instruments (continued)

We determine fair value as the price received in an orderly transaction. Thus, we evaluate broker pricing indications, if available, to determine whether the weight of evidence indicates that markets are inactive, or transactions are disorderly. In order to determine whether the volume and level of activity for an asset or liability has significantly decreased, we compare current activity with normal market activity for the asset or liability. We may observe a notable decrease in the number of recent transactions, and the significant decline or absence of a market for new issuances for the security or a similar security. If we do receive a broker pricing indication, we look for substantiation, such as a significant increase in implied liquidity risk premiums, yields, or performance indications when compared to the expected cash flow analysis. We look to see if the pricing indications have varied substantially in a short amount of time where no fundamental event or occurrence has prompted the large variation, or if there is a significant increase in the bid-ask spread. We review published indexes that may have been historically highly correlated with the fair values that no longer are representative of an active market. For corporate positions, we utilize TRACE, for which published trade activity is made available, to assess trading activity levels. For other positions, we rely on many factors such as the observable flows through Bloomberg, trading levels and activity as reported by market participants, and industry publications that speak to trading volume and current market conditions. Using professional judgment and experience, we evaluate and weigh the relevance and significance of all applicable factors to determine if there has been a significant decrease in the volume and level of activity for an asset, or group of similar assets.

Similarly, in order to identify transactions that are not orderly, we take into consideration the activity in the market as stated above, because that can influence the determination and occurrence of an orderly transaction. In addition, we assess the period of the exposure to the market before measurement date to determine adequacy for customary marketing activities. Also, we look to see if it was marketed to a single or limited number of participants. We assess the financial condition of the seller, if available, to determine whether observed transactions may have been forced. If the trading price is an outlier when compared to similar recent transactions, we consider whether this is an indicator of a disorderly trade. Using professional judgment and experience, we evaluate and weigh the relevance and significance of all applicable factors to determine if the evidence suggests that a transaction or group of similar transactions is not orderly.

Following is a description of our valuation methodologies for assets and liabilities measured at fair value. Such valuation methodologies were applied to all of the assets and liabilities carried at fair value.

Structured Assets

For structured securities, we consider the best estimate of cash flows until maturity to determine our ability to collect principal and interest cash flows relative to original cash flows. In addition, we apply reasonable management judgment to the probability of collectibility of all amounts due to us. After consideration is given to the available information relevant to the collectibility, including historical events, current conditions and reasonable forecasts, an estimate of future cash flows is determined. This includes the remaining payment terms, prepayment speeds, the underlying collateral, expected defaults using current default data, and the financial condition of the issuer. Such factors as composite credit ratings, industry forecast and analyst reports and other relevant market data are also considered, similar to those we believe market participants would use. For securities which observable market data is available and substantiated, valuations are taken to the quoted fair value.

To determine fair values for certain structured, collateralized loan obligations (CLO) and collateralized debt obligation (CDO) assets for which current pricing indications either did not exist, or were based on inactive markets or sparse transactions, we utilize the following method.

13.

Fair Value of Financial Instruments (continued)

For CLO and CDO assets, fair value was determined based on projected cash flows under default, recovery, collateral prepayment, and reinvestment spread assumptions which reflect the underlying collateral’s actual default experience, collateral performance, assessment of the collateral manager’s ability to actively manage and effect portfolio credit decisions, 12-month trailing credit migration trends in the bank loan and corporate debt markets, and historical studies, where available. An appropriate discount rate was then applied, determined by using a rate composed of the current U.S. treasury rate, plus a current net credit spread derived from corporate bonds with the same credit rating, plus an additional spread for liquidity and structure relative to active markets, based on average life, and credit rating. In addition to the level of implied liquidity spreads embedded in broker pricing indications, current AAA-rated CLO spreads and liquidity spreads by rating, we also gave consideration to deal-specific characteristics, such as rating stability, credit subordination, collateral performance tests, collateral composition, collateral manager and default scenario sensitivity testing results to assess the available cushion against emergence of future losses.

Derivatives

Exchange-traded derivatives valued using quoted prices are classified within Level 1 of the valuation hierarchy. However, few classes of derivative contracts are listed on an exchange. Therefore, the majority of our derivative positions are valued using internally developed models that use as their basis readily observable market parameters. These positions are classified within Level 2 of the valuation hierarchy. Such derivatives include basic interest rate swaps, options and credit default swaps.

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or our own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the consolidated financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, we will continually refine our pricing models to correlate more closely to the market risk of these instruments.

Retained Interest in Securitization

Retained interests in securitizations do not trade in an active, open market with readily observable prices. Accordingly, we estimate the fair value of certain retained interests in securitizations using discounted cash flow (“DCF”) models.

For certain other retained interests in securitizations (such as interest-only strips), a single interest rate path DCF model is used and generally includes assumptions based upon projected finance charges related to the securitized assets, estimated net credit losses, prepayment assumptions and contractual interest paid to third-party investors. Changes in the assumptions used may have a significant impact on our valuation of retained interests and such interests are, therefore, typically classified within Level 3 of the valuation hierarchy.

We compare the fair value estimates and assumptions to observable market data where available and to recent market activity and actual portfolio experience.

13.

Fair Value of Financial Instruments (continued)

Private Equity Investments

The valuation of non-public private equity investments requires significant management judgment due to the absence of quoted market prices, an inherent lack of liquidity and the long-term nature of such assets. Private equity investments are valued initially based upon transaction price. The carrying values of private equity investments are adjusted either upwards or downwards from the transaction price to reflect expected exit values as evidenced by financing and sale transactions with third parties, or when determination of a valuation adjustment is confirmed through ongoing reviews by senior investment managers. A variety of factors are reviewed and monitored to assess positive and negative changes in valuation including, but not limited to, current operating performance and future expectations of the particular investment, industry valuations of comparable public companies, changes in market outlook and the third-party financing environment over time. In determining valuation adjustments resulting from the investment review process, emphasis is placed on current company performance and market conditions. Private equity investments are included in Level 3 of the valuation hierarchy.

Private equity investments may also include publicly held equity securities, generally obtained through the initial public offering of privately held equity investments. Such securities are marked-to-market at the quoted public value less adjustments for regulatory or contractual sales restrictions. Discounts for restrictions are quantified by analyzing the length of the restriction period and the volatility of the equity security.

Beneficial Interests Issued by Consolidated Variable Interest Entities (“VIEs”)

The fair value of beneficial interests issued by consolidated VIEs (beneficial interests) is estimated based upon the fair value of the underlying assets held by the VIEs. The valuation of beneficial interests does not include an adjustment to reflect our credit quality as the holders of these beneficial interests do not have recourse to our general credit. As the inputs into the valuation are generally based upon readily observable pricing information, the majority of beneficial interests used by consolidated VIEs are classified within Level 2 of the valuation hierarchy.

Separate Accounts

Separate account assets are primarily invested in mutual funds but also have investments in fixed maturity and equity securities. The separate account investments are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity, equity security and short-term investments of Phoenix Life. Mutual funds are included in Level 1. Most debt securities and short-term investments are included in Level 2.

Fair Value of Investment Contracts

For purposes of fair value disclosures, we determine the fair value of guaranteed interest contracts by assuming a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of projected contractual liability payments through final maturity. We determine the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, we use a discount rate equal to the appropriate U.S. Treasury rate plus 100 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances.

13.

Fair Value of Financial Instruments (continued)

Valuation of Embedded Derivatives

Guarantees that we make on certain variable annuity contracts, including GMAB and GMWB, meet the definition of an embedded derivative. These embedded derivatives are accounted for at fair valued using a risk neutral stochastic valuation methodology with changes in fair value recorded in earnings. The inputs to our fair value methodology include information derived from the asset derivatives market, including the volatility surface and the swap curve. Several additional inputs are not obtained from independent sources, but instead reflect our internally developed assumptions related to mortality rates, lapse rates and policyholder behavior. As there are significant unobservable inputs included in our fair value methodology for these embedded derivative liabilities, we consider the above-described methodology as a whole to be Level 3 within the fair value hierarchy.

Our fair value calculation includes a credit standing adjustment (the “CSA”). The CSA represents the adjustment that market participants would make to reflect the risk that guaranteed benefit obligations may not be fulfilled (“nonperformance risk”). In analyzing various alternatives to the CSA calculation, we determined that we could not use credit default swap spreads as there are no such observable instruments on Phoenix Life or its subsidiaries nor could we consistently obtain an observable price on the surplus notes issued by Phoenix Life, as the surplus notes are not actively traded. Therefore, when discounting the rider cash flows for calculation of the fair value of the liability, we calculated the CSA by using the Fair Market Sector Curve USD Finance (BBB) index that reflects the credit spread for financial services companies similar to the Company’s life insurance subsidiaries. This average credit spread is recalculated every quarter; therefore, the fair value will change with the passage of time even in the absence of any other changes that would affect the valuation. The impact of the CSA at December 31, 2009 and 2008 was a reduction of $18.5 million and $46.8 million in the reserves associated with these riders, respectively.

Indebtedness

Fair value of indebtedness is based on quoted market prices.

Level 3 Financial Assets and Liabilities

The following table sets forth a summary of changes in the fair value of our Level 3 financial assets and liabilities. Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. For example, a hypothetical derivative contract with Level 1, Level 2 and significant Level 3 inputs would be classified as a Level 3 financial instrument in its entirety. Subsequently, even if only Level 1 and Level 2 inputs are adjusted, the resulting gain or loss is classified as Level 3. Further, Level 3 instruments are frequently hedged with instruments that are classified as Level 1 or Level 2 and, accordingly, gains or losses reported as Level 3 in the table below may be offset by gains or losses attributable to instruments classified in Level 1 or 2 of the fair value hierarchy.

Level 3 Financial Assets:	As of December 31, 2009
($ in millions)	Asset-			Common	Preferred		YTD
	Backed	Corporates	CMO	Stocks	Stocks	CDO	Assets

Balance, beginning of year	$229.7	$511.9	$177.5	$23.4	$23.3	$8.8	$974.6
Net purchases/(sales)	(10.0)	(138.7)	(0.6)	(2.2)	0.2	--	(151.3)
Transfers into Level 3(1)	8.1	171.1	2.2	1.1	0.2	--	182.7
Transfers out of Level 3(2)	(24.1)	(315.4)	(30.6)	--	--	(8.8)	(378.9)
Realized gains (losses)	(19.7)	(20.9)	(3.4)	(3.0)	(3.1)	--	(50.1)
Unrealized gains (losses) included in other comprehensive income (loss)	141.0	77.6	14.8	(0.2)	1.9	--	235.1
Amortization/accretion	0.6	2.5	2.6	--	--	--	5.7
Balance, end of year	$325.6	$288.1	$162.5	$19.1	$22.5	$--	$817.8
Portion of gain (loss) included in net loss relating to those assets/liabilities still held	$(18.6)	$(19.1)	$(4.5)	$(5.2)	$(3.1)	$--	$(50.5)

13.

Fair Value of Financial Instruments (continued)

Level 3 Financial Assets:	As of December 31, 2008
($ in millions)	Asset-			Common	Preferred		YTD
	Backed	Corporates	CMO	Stocks	Stocks	CDO	Assets

Balance, beginning of year	$463.3	$653.2	$317.6	$29.4	$22.5	$28.8	$1,514.8
Net purchases/(sales)	(35.2)	(69.6)	(38.7)	(5.4)	(0.1)	(22.4)	(171.4)
Transfers into Level 3(1)	160.8	415.8	36.8	1.0	17.3	6.6	638.3
Transfers out of Level 3(2)	(210.8)	(345.8)	(21.4)	--	(13.5)	--	(591.5)
Realized gains (losses)	(15.4)	(0.6)	(60.5)	0.9	(1.3)	--	(76.9)
Unrealized gains (losses) included in other comprehensive income (loss)	(132.6)	(141.7)	(58.7)	(2.5)	(1.6)	(4.2)	(341.3)
Amortization/accretion	(0.4)	0.6	2.4	--	--	--	2.6
Balance, end of year	$229.7	$511.9	$177.5	$23.4	$23.3	$8.8	$974.6
Portion of gain (loss) included in net loss relating to those assets/liabilities still held	$(29.2)	$(30.3)	$(76.7)	$(1.0)	$(1.3)	$(1.3)	$(139.8)

———————

(1)

Transfers into Level 3 for the years ended December 31, 2009 and 2008 primarily represent private securities for which Level 2 input assumptions for valuation pricing were no longer applicable.

(2)

Transfers out of Level 3 for the years ended December 31, 2009 and 2008 primarily represent private securities for which reliable Level 2 input assumptions for valuation pricing became obtainable. In addition, there were significant sales of Level 3 assets.

Level 3 Financial Liabilities:	Years Ended December 31,
($ in millions)	2009	2008
	Embedded Derivatives

Balance, beginning of year	$118.5	$2.0
Net purchases/(sales)	--	--
Transfers into Level 3	--	--
Transfers out of Level 3	--	--
Realized (gains) losses	(93.0)	116.5
Unrealized (gains) losses included in other comprehensive loss	--	--
Amortization/accretion	--	--
Balance, end of year	$25.5	$118.5
Portion of (gain) loss included in net loss relating to those liabilities still held	$(93.0)	$116.5

14.

Income Taxes

Allocation of Income Taxes:	Years Ended December 31,
($ in millions)	2009	2008	2007

Income tax expense (benefit) applicable to:
Current	$(1.0)	$59.8	$5.1
Deferred	(18.0)	(152.5)	32.1
Continuing operations	(19.0)	(92.7)	37.2
Discontinued operations	2.8	1.2	--
Income tax expense (benefit)	(16.2)	(91.5)	37.2
Other comprehensive income (loss)	152.2	(210.6)	(20.9)
Comprehensive income (loss)	$136.0	$(302.1)	$16.3

Income taxes paid	$66.8	$6.0	$17.7

14.

Income Taxes (continued)

Effective Income Tax Rate:	Years Ended December 31,
($ in millions)	2009	2008	2007

Income (loss) from continuing operations before income taxes and minority interest	$(64.7)	$(233.0)	$177.0
Income tax expense (benefit) at statutory rate of 35%	(22.7)	(81.6)	62.0
Dividend received deduction	(2.2)	(4.8)	(4.3)
Low income housing tax credit	(2.5)	(3.5)	(4.1)
Valuation allowance increase (release)	34.5	--	(11.0)
Realized losses (gains) on available-for-sale securities pledged as collateral	(20.0)	1.5	(0.4)
State income taxes (benefit)	(1.1)	2.2	--
Tax interest	(0.1)	0.2	--
FIN 48 decrease	(9.3)	(6.5)	(2.0)
IRS audit settlements / adjustments	8.2	--	--
Other, net	(3.8)	(0.2)	(3.0)
Income tax expense (benefit) applicable to continuing operations	$(19.0)	$(92.7)	$37.2
Effective income tax rates	29.4%	39.8%	21.0%

Deferred Income Tax Balances Attributable to Temporary Differences:	As of December 31,
($ in millions)	2009	2008
Deferred income tax assets
Future policyholder benefits	$212.3	$330.1
Unearned premiums / deferred revenues	103.7	108.8
Employee benefits	55.3	49.6
Investments	76.9	266.9
Net operating and capital loss carryover benefits	128.5	24.7
Foreign tax credits carryover benefits	14.6	13.4
General business tax credits	35.5	33.0
Other	--	--
Valuation allowance	(25.8)	(46.0)
Gross deferred income tax assets	601.0	780.5

Deferred tax liabilities
Deferred policy acquisition costs	(455.3)	(517.4)
Other	(9.7)	(0.3)
Gross deferred income tax liabilities	(465.0)	(517.7)
Deferred income tax assets	$136.0	$262.8

As of December 31, 2009, we performed our assessment of net deferred tax assets. Significant management judgment is required in determining the provision for income taxes and, in particular, any valuation allowance recorded against our deferred tax assets. We carried a valuation allowance of $25.8 million on $462.3 million of net deferred tax assets at December 31, 2009, due to uncertainties related to our ability to utilize the deferred tax assets. The amount of the valuation allowance has been determined based on our estimates of taxable income over the periods in which the deferred tax assets are expected to reverse.

We concluded that a valuation allowance on the remaining $136.0 million of deferred tax assets at December 31, 2009, was not required. Our methodology for determining the realizability of deferred tax assets involves estimates of future taxable income from our operations and consideration of available tax planning strategies and actions that could be implemented, if necessary, as well as the expiration dates and amounts of carryforwards related to net operating losses, capital losses, foreign tax credits and general business tax credits. These estimates are projected through the life of the related deferred tax assets based on assumptions that we believe to be reasonable and consistent with current operating results. Changes in future operating results not currently forecasted may have a significant impact on the realization of deferred tax assets.

As of December 31, 2009, we had deferred tax assets of $69.5 million and $58.9 million related to net operating and capital losses, respectively, for federal income tax purposes. The related federal net operating losses of $198.6 million are scheduled to expire between the years 2017 and 2029. The federal capital losses of $168.3 million are scheduled to expire in 2010 and 2014.

14.

Income Taxes (continued)

As of December 31, 2009, we had deferred income tax assets of $35.5 million related to general business tax credit carryovers, which are expected to expire between the years 2022 and 2029.

As of December 31, 2009, we had deferred income tax assets of $14.6 million related to foreign tax credit carryovers, which are expected to expire between the 2011 and 2017 tax years.

The Company does not anticipate that any event will result in a significant change in the existing balance of unrecognized tax benefits within 12 months. Management believes that adequate provisions have been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is a follows:

Reconciliation of the Beginning and Ending Amount of Unrecognized Tax Benefits:	2009	2008
($ in millions)
Balance, beginning of year	$8.7	$17.4
Reductions for tax positions of prior years	--	(6.6)
Settlements with taxing authorities	(8.6)	(2.1)
Balance, end of year	$0.1	$8.7

The entire amount of unrecognized tax benefits at December 31, 2009 would, if recognized, impact the annual effective tax rate upon recognition.

Based upon the timing and status of our current examinations by taxing authorities, we do not believe that it is reasonably possible that any changes to the balance of unrecognized tax benefits occurring in the next 12 months will result in a significant change to the results of operations, financial condition or liquidity. In addition, we do not anticipate that there will be additional payments made or refunds received within the next 12 months with respect to the years under audit. We do not anticipate any increase to the unrecognized tax benefits that would have a significant impact on the financial position of the Company.

Together with The Phoenix Companies, Phoenix Life is no longer subject to U.S. federal income tax examinations by tax authorities for years before 2006. During 2009, the Company resolved examinations issues for tax years 2004 and 2005. No material unanticipated assessments were incurred, and we adjusted our liability for uncertain tax positions accordingly.

On November 6, 2009, President Barack Obama signed into law the Worker, Homeownership, and Business Assistance Act of 2009 which includes, among other things, a provision allowing all businesses—except those that received funds under the Troubled Asset Relief Program—to elect a five-year carry back of net operating losses. The Act allows taxpayers to elect to increase the present-law carry back period for an applicable net operating loss from two years up to five years for taxable years ending after December 31, 2007. A taxpayer may elect an extended carry back period for only one taxable year. Based on the Company’s initial analysis of additional net operating loss carryback capacity, no additional benefit has been recorded for the period ending December 31, 2009.

15.

Other Comprehensive Income

Sources of Other Comprehensive Income:	Years Ended December 31,
($ in millions)	2009		2008		2007
	Gross	Net	Gross	Net	Gross	Net

Unrealized gains (losses) on investments	$1,244.9	$484.6	$(1,847.9)	$(615.5)	$(253.2)	$(45.8)
Net realized investment (gains) losses on available-for-sale securities included in net income	120.4	44.4	266.1	84.0	(10.1)	(12.0)
Net unrealized investment gains (losses)	1,365.3	529.0	(1,581.8)	(531.5)	(263.3)	(57.8)
Effect of deconsolidation of CDOs	31.8	31.8	--	--	--	--
Net unrealized foreign currency translation adjustment	--	--	0.6	0.4	1.4	0.9
Net unrealized derivative instruments gains (losses)	(6.1)	(4.0)	12.0	9.8	(1.1)	(0.3)
Other comprehensive income (loss)	1,391.0	$556.8	(1,569.2)	$(521.3)	(263.0)	$(57.2)
Applicable policyholder dividend obligation	78.4		(128.0)		(121.5)
Applicable deferred policy acquisition cost amortization	603.6		(709.3)		(63.4)
Applicable deferred income tax expense (benefit)	152.2		(210.6)		(20.9)
Offsets to other comprehensive income	834.2		(1,047.9)		(205.8)
Other comprehensive income (loss)	$556.8		$(521.3)		$(57.2)

Components of Accumulated Other Comprehensive Income:	As of December 31,
($ in millions)	2009		2008
	Gross	Net	Gross	Net

Unrealized losses on investments	$(330.3)	$(48.9)	$(1,659.7)	$(586.5)
Unrealized foreign currency translation adjustment and other	1.4	0.4	1.4	0.4
Other assets	31.8	31.8	--	--
Unrealized losses on derivative instruments	(28.5)	(12.2)	(22.4)	(8.2)
Accumulated other comprehensive loss	(325.6)	$(28.9)	(1,680.7)	$(594.3)
Applicable policyholder dividend obligation	(16.6)		(81.8)
Applicable deferred policy acquisition costs	(186.0)		(773.0)
Applicable deferred income tax benefit	(94.1)		(231.6)
Offsets to accumulated other comprehensive income	(296.7)		(1,086.4)
Accumulated other comprehensive loss	$(28.9)		$(594.3)

16.

Employee Benefit Plans and Employment Agreements

The Phoenix Companies provides most of its employees and those of its subsidiaries with post-employment benefits that include retirement benefits, through pension and savings plans, and other benefits, including health care and life insurance. This includes three defined benefit pension plans covering our employees. We incur applicable employee benefit expenses through the process of cost allocation by The Phoenix Companies.

The employee pension plan, covering substantially all of our employees, provides benefits up to the amount allowed under the Internal Revenue Code. The two supplemental plans provide benefits in excess of the primary plan. Retirement benefits under all plans are a function of years of service and compensation. The employee pension plan is funded with assets held in a trust while the supplemental plans are unfunded. In December 2009, The Phoenix Companies announced that, effective March 31, 2010, all benefit accruals will be frozen under our funded and unfunded defined benefit plans.

16.

Employee Benefit Plans and Employment Agreements (continued)

In December 2009, The Phoenix Companies announced the decision to eliminate retiree medical coverage for current employees whose age plus years of service did not equal at least 65 as of March 31, 2010. Employees who remain eligible must still meet all other plan requirements to receive benefits. In addition, the cap on the company’s contribution to pre-65 retiree medical costs per participant will be reduced beginning with the 2011 plan year.

The funding requirements of The Phoenix Companies pension plan are dependent on interest rates and market performance. Significant assumptions made by The Phoenix Companies related to this plan include the discount rate and the long-term rate of return on plan assets. The discount rate assumption is developed using upon a yield curve approach comprised of bonds rated Aa or higher by Moody’s Investor Services or rated AA or higher by Standard & Poor’s with maturities between one and fifteen or more years. The long-term rate of return of plan assets is determined through modeling long-term returns and asset return volatilities.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits, is omitted as the information is not separately calculated for our participation in the plans. The Phoenix Companies, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated.

Employee benefit expense allocated to us for these benefits totaled $37.4 million, $15.1 million and $19.5 million for 2009, 2008 and 2007, respectively. Over the next 12 months, The Phoenix Companies expects to make contributions to the pension plans of which approximately $25.6 million will be allocated to us.

17.

Discontinued Operations

PFG Holdings, Inc.

In the fourth quarter of 2009, we were actively pursuing the sale of PFG Holdings, Inc. and its subsidiaries, including AGL Life Assurance Company. On January 4, 2010, we signed a definitive agreement to sell PFG to Tiptree Financial Partners, LP and expect the transaction to close in the second quarter of 2010. However, we cannot assure that the transaction will close or that the closing will occur at the currently anticipated time. This transfer of ownership is subject to regulatory approval. Because of the expected divestiture, we have determined that these operations should be reflected as discontinued operations. A loss of $22.7 million is estimated on the anticipated sale, of which we recognized $10.0 million and The Phoenix Companies holding company recognized $12.7 million.

The following table provides detailed information regarding the financial statement lines identified as discontinued operations.

Summarized Balance Sheet for PFG Holdings, Inc.:	As of December 31,
($ in millions)	2009	2008

Policy loans	$76.8	$58.2
Other assets	45.4	59.3
Separate account assets	3,423.6	4,070.1
Total assets	$3,545.8	$4,187.6

Policy liabilities and accruals and other liabilities	$108.1	$76.5
Separate account liabilities	3,423.6	4,070.1
Total liabilities	$3,531.7	$4,146.6

Assets shown above exclude $27.0 million of goodwill as of December 31, 2008 and present value of future profits of $8.5 million and $8.7 million as of December 31, 2009 and 2008, as these assets were recorded by The Phoenix Companies holding company at the time of initial acquisition.

17.

Discontinued Operations (continued)

Excluding minority interest of $0.5 million, we recognized a loss in discontinued operations of $11.4 million in 2009 which was primarily attributable to the loss on the anticipated sale.

Discontinued Reinsurance Operations

During 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and to end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under contracts which have not been commuted.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business. A loss of $71.7 million was recognized in 2009 primarily related to adverse developments in the current year. See Note 21 to these financial statements for additional information on our discontinued reinsurance operations.

Sale of EMCO

During 2007, we sold 100% of the stock held by us in Emprendimiento Compartido S.A. (EMCO), an Argentine wholly-owned subsidiary. The net after-tax loss included in discontinued operations for the year ended December 31, 2007 was $3.5 million.

Adjustments Related to Prior Years

In the aggregate, a loss of $83.1 million was recognized on our discontinued operations in the current year. Included in this loss was approximately $14.4 million associated with the correction of errors dating back to 1999. We have assessed the impact of these errors on all prior periods and have determined that the errors were not material to any individual year during the intervening period.

18.

Phoenix Life Statutory Financial Information and Regulatory Matters

Our insurance subsidiaries are required to file, with state regulatory authorities, annual statements prepared on an accounting basis prescribed or permitted by such authorities.

As of December 31, 2009, statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily as follows:

•

policy acquisition costs are expensed when incurred;

•

impairments on investments are based on different assumptions;

•

surplus notes are included in surplus rather than debt;

•

postretirement benefit expense allocated to Phoenix Life from The Phoenix Companies relate only to vested participants and expense is based on different assumptions and reflect a different method of adoption;

•

life insurance reserves are based on different assumptions; and

•

deferred tax assets are limited to amounts reversing in a specified period with an additional limitation based upon 10% or 15% of statutory surplus, dependent on meeting certain risk-based capital thresholds.

Phoenix Life requested as a permitted practice its intent to accelerate the admission of the remaining $13.7 million indemnity reserve related to Phoenix Life’s surplus notes into Phoenix Life’s statutory surplus as of December 31, 2008. The request was approved by the New York Department of Insurance on February 20, 2009.

18.

Phoenix Life Statutory Financial Information and Regulatory Matters (continued)

Statutory Financial Data:	As of or for the Years Ended December 31,
($ in millions)	2009	2008	2007

Statutory capital, surplus, and surplus notes	$517.2	$758.9	$848.1
Asset valuation reserve (“AVR”)	57.0	94.4	192.6
Statutory capital, surplus, surplus notes and AVR	$574.2	$853.3	$1,040.7
Statutory gain from operations	$29.2	$53.4	$115.2
Statutory net income (loss)	$(59.9)	$(82.3)	$80.0

New York Insurance Law requires that New York life insurers report their risk-based capital. Risk-based capital is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. New York Insurance Law gives the New York Superintendent of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain risk-based capital levels. Each of the U.S. insurance subsidiaries of Phoenix Life is also subject to these same risk-based capital requirements. Phoenix Life and each of its insurance subsidiaries’ risk-based capital was in excess of 200% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2009 and 2008.

Under New York Insurance Law, Phoenix Life is permitted to pay stockholder dividends to us in any calendar year without prior approval from the New York Insurance Department in the amount of the lesser of 10% of Phoenix Life’s surplus to policyholders as of the immediately preceding calendar year or Phoenix Life’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. Phoenix Life paid no dividends in 2009 and under the above formula is able to pay $29.2 million in dividends in 2010.

19.

Premises and Equipment

Premises and equipment are included in other general account assets in our balance sheet.

Cost and Carrying Value of Premises and Equipment:	As of December 31,
($ in millions)	2009		2008
		Carrying		Carrying
	Cost	Value	Cost	Value

Real estate	$89.7	$27.7	$89.7	$29.0
Equipment	234.7	35.7	229.2	55.2
Premises and equipment cost and carrying value	324.4	$63.4	318.9	$84.2
Accumulated depreciation and amortization	(261.0)		(234.7)
Premises and equipment	$63.4		$84.2

Depreciation and amortization expense for premises and equipment for 2009, 2008 and 2007 totaled $26.3 million, $13.1 million and $12.8 million, respectively. Depreciation and amortization expense for 2009 includes $13.5 million of impairments associated with capitalized costs, including certain software components no longer utilized.

Rental expenses for operating leases for continuing operations, principally with respect to buildings, amounted to $2.2 million, $2.2 million and $3.0 million in 2009, 2008 and 2007, respectively. Future minimum rental payments under non-cancelable operating leases were $25.2 million as of December 31, 2009, payable as follows: 2010, $2.9 million; 2011, $2.3 million; 2012, $1.9 million; 2013, $1.9 million; 2014, $1.9 million; and thereafter, $14.3 million. These obligations include amounts for leased property of our discontinued operations of $0.4 in 2009, $0.4 in 2010 and $0.1 in 2011.

20.

Related Party Transactions

Capital Contributions

We received capital contributions from The Phoenix Companies of $7.5 million in cash during the year ended December 31, 2009 and $15.2 million in settlement of an intercompany payable during the year ended December 31, 2008.

Facility and Services Contracts

Phoenix Life has contracts to provide services and facilities to various subsidiaries of The Phoenix Companies. Expenses incurred by Phoenix Life related to services and facilities are allocated to, and subsequently reimbursed by, the respective subsidiaries. Allocated expenses and payable balances related to these contracts with affiliates are as follows:

•

Expenses allocated to Phoenix Life Solutions were $0.2 million, $1.8 million and $0.7 million for the years ended December 31, 2009, 2008 and 2007, respectively. Amounts payable to Phoenix Life were $0 and $0.1 million as of December 31, 2009 and 2008, respectively.

•

Expenses allocated to The Phoenix Companies holding company were $17.5 million, $36.5 million and $12.5 million for the years ended December 31, 2009, 2008 and 2007, respectively. Amounts payable to Phoenix Life were $0.8 million and $4.5 million as of December 31, 2009 and 2008, respectively.

•

Expenses allocated to Saybrus Partners were $0.5 million for the year ended December 31, 2009 and $0 in prior years. Amounts payable to Phoenix Life were $0.5 million and $0 as of December 31, 2009 and 2008, respectively. This receivable was settled in the first quarter of 2010.

•

Expenses allocated to Goodwin Capital Advisors, Inc. were $14.9 million and $0 and $0 for the years ended December 31, 2009, 2008 and 2007, respectively. Amounts payable to Phoenix Life were $1.5 million and $0 as of December 31, 2009 and 2008, respectively.

•

Expenses allocated to Virtus Investment Partners, Inc. were $0, $23.4 million and $26.8 million for the years ended December 31, 2009, 2008 and 2007, respectively. Amounts payable to Phoenix Life were $0 and $0.7 million as of December 31, 2009 and 2008, respectively.

Other Related Party Transactions

Goodwin Capital Advisers, Inc. (“Goodwin”), an indirect wholly-owned subsidiary of The Phoenix Companies, provides investment advisory services to us for a fee. Investment advisory fees incurred by us under this arrangement were $7.7 million, $10.0 million and $9.2 million for 2009, 2008 and 2007, respectively. Amounts payable to Goodwin were $1.6 million and $0.0 million, as of December 31, 2009 and 2008, respectively.

Effective in 2009, Phoenix Equity Planning Corporation (“PEPCO”), an indirect wholly-owned subsidiary of The Phoenix Companies, is the principal underwriter of Phoenix Life’s variable life and annuity contracts. Prior to December 31, 2008, Virtus Investment Partners, Inc., a former affiliate, served as the principal underwriter of our variable life and annuity contracts. Commissions paid by Phoenix Life were $21.1 million, $59.2 million and $60.0 million for the years ended December 31, 2009, 2008 and 2007, respectively. We pay commissions on behalf of PHL Variable Insurance Company and Phoenix Life and Annuity Company. There were no amounts payable from Phoenix Life and Annuity Company as of December 31, 2009 and 2008.

State Farm Mutual Automobile Insurance Company (State Farm) is currently the owner of record of more than 5% of The Phoenix Companies outstanding common stock. In 2009, 2008 and 2007, we incurred $29.3 million, $73.9 million and $62.3 million, respectively, as compensation costs for the sale of our insurance and annuity products by entities that were either subsidiaries of State Farm or owned by State Farm agents.

21.

Contingent Liabilities

PFG Holdings, Inc.

In 2003, we acquired the remaining interest in PFG Holdings, Inc. (“PFG”), the holding company for our private placement operation. This transaction increased our ownership in PFG to 71% while The Phoenix Companies holding company’s minority interest in PFG remained at 29%. In November 2007, we amended the original purchase agreement to extend the term for achievement of performance targets related to additional purchase consideration through the end of 2009 and to establish a more objective mechanism to value PFG and calculate the final amount of contingent consideration. As of December 31, 2009, the performance targets that required additional cash payments were not achieved and no remaining obligation existed relating to the purchase agreement.

Litigation and Arbitration

We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, investor, or taxpayer.

It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

Regulatory Matters

State regulatory bodies, the Securities and Exchange Commission (“SEC”), the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of The Phoenix Companies, Phoenix Life and our affiliates and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

Regulatory actions may be difficult to assess or quantify. The nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

Discontinued Reinsurance Operations

In 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and to end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under contracts which have not been commuted.

For example, we participate in a workers’ compensation reinsurance pool formerly managed by Unicover Managers, Inc. (Unicover). The pool ceased accepting new risks in early 1999. Further, we were a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool. We have been involved in disputes relating to the activities of Unicover. These disputes have been substantially resolved or settled.

21.

Contingent Liabilities (continued)

Our discontinued group accident and health reinsurance operations also include other (non-Unicover) workers’ compensation reinsurance contracts and personal accident reinsurance contracts, including contracts assumed in the London market. We are engaged in arbitrations, disputes or investigations with several ceding companies over the validity of, or amount of liabilities assumed under, their contracts. These arbitrations, disputes and investigations are in various stages.

We bought retrocessional reinsurance for a significant portion of our assumed reinsurance liabilities. Some of the retrocessionaires have disputed the validity of, or amount of liabilities assumed under, their contracts with us. Most of these disputes with retrocessionaires have been resolved or settled. The remaining arbitrations and disputes are at various stages.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business.

During 2009, we received and evaluated additional claims information that became available from certain ceding companies. We also resolved a dispute with a ceding company that had been the subject of arbitration and commuted certain contracts with other ceding companies. Based on management’s best estimate, we increased reserves and recorded a pre-tax charge of $71.7 million in discontinued operations. Our total net reserves are $60.7 million as of December 31, 2009.

We expect our reserves and reinsurance to cover the run-off of the business; however, unfavorable or favorable claims and/or reinsurance recovery experience is reasonably possible and could result in our recognition of additional losses or gains, respectively, in future years. Given the uncertainty associated with litigation and other dispute resolution proceedings, as well as the lack of sufficient claims information, the range of any reasonably possible additional future losses or gains is not currently estimable. However, it is our opinion, based on current information and after consideration of the provisions made in these financial statements, that any future adverse or favorable development of recorded reserves and/or reinsurance recoverables will not have a material adverse effect on our consolidated financial position. Nevertheless, it is possible that future developments could have a material adverse effect on our consolidated results of operations or cash flows in particular quarterly or annual periods.

22.

Other Commitments

During 2008, we announced an agreement under which Electronic Data Systems (EDS) will continue managing technology infrastructure and software applications through 2015. Our total investment in business technology with EDS, including the value of the new agreement, will be $129.0 million from January 2009 through December 2015.

During the normal course of business, Phoenix Life enters into agreements to fund venture capital partnerships and to purchase private placement investments. As of December 31, 2009, the Company had committed $293.7 million under such investments, of which $95.6 million is expected to be disbursed by December 31, 2010.

In connection with the sale of certain venture capital partnerships, we issued a guarantee with respect to the outstanding unfunded commitments related to the partnerships that were sold. As of December 31, 2009, we have funded $6.7 million under such guarantees and have established a receivable from the respective partnership for such amounts. To the best of our knowledge, we believe these amounts to be fully collectible. There remains $5.7 million of unfunded commitments subject to this guarantee.

23.

Subsequent Events

We evaluated events subsequent to December 31, 2009 and through April 28, 2010, the date of issuance of these consolidated financial statements. We have determined there have been no events that have occurred that would require adjustments to our consolidated financial statements. Significant events requiring additional disclosure are as follows:

On January 13, 2010, A.M. Best Company, Inc. downgraded our financial strength rating from B++ to B+ and maintained its negative outlook.

On February 12, 2010, Standard & Poor’s downgraded our financial strength rating from BB to BB- and maintained its negative outlook.

Part C

Other Information

Item 26.	Exhibits

(a)	Board of Directors Resolution

Resolution of the Board of Directors of Phoenix Life Insurance Company establishing the Phoenix Mutual Variable Universal Life Account is incorporated by reference to Post-Effective Amendment No. 14 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 1998.

(b)	Custodian Agreements

Not applicable.

(c)	Underwriting Contracts

(1)	Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated November 1, 2000, is incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 033-06793), filed via EDGAR on April 30, 2004.

(2)	Form of Broker Dealer Supervisory and Service Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of policies is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.

(3)	Principal Underwriting and Distribution Agreement between Phoenix Life Insurance Company (Phoenix) and Phoenix Equity Planning Corporation (“PEPCO”), dated February 5, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(d)	Contracts

Depositor Form Number	Contract or Rider	Version
		A	B	C

2667	Flex Edge – Flexible Premium Variable Universal Life Insurance Policy is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X

UR72	LifePlan Options Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.			X

V601	Joint Edge® – Flexible Premium Joint Variable Universal Life Insurance Policy is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

V603	Flex Edge Success® – Flexible Premium Variable Universal Life Insurance Policy is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

V603(PIE)	Individual Edge® – Flexible Premium Variable Universal Life Insurance Policy is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form S-6 (File No. 033-23251), filed via EDGAR on July 27, 1999.			X

1

Depositor Form Number	Contract or Rider	Version
		A	B	C

VR01	Amendment Permitting Face Amount Increases is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X

VR02	Death Benefit Protection Ride, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X	X

VR03	Survivor Insurance Purchase Option Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

VR04	Variable Joint Life Policy Exchange Option Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

VR05	Disability Benefit to Age 65 Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

VR06	Term Insurance Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

VR08	Whole Life Exchange Option Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X	X	X

VR11	Cash Value Accumulation Test Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X	X

VR130	Temporary Money Market Allocation Amendment is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X	X	X

VR147	Accidental Death Benefit Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

VR148	Disability Payment of Specified Annual Premium Amount Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X	X

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Depositor Form Number	Contract or Rider	Version
		A	B	C

VR149	Death Benefit Options – Policy Amendment is incorporated by reference to Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X

VR150	Purchase Protector Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X	X	X

VR162	Living Benefit Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X	X	X

VR23	Death Benefit Option – Policy Amendment is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.	X

VR24	Death Benefit Protection Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.		X

VR27	Family Term Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.		X	X

VR28	Business Term Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.		X

VR29	Child Term Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.		X	X

VR33	Individual Term Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form S-6 (File No. 033-23251), filed via EDGAR on July 27, 1999.			X

VR39	Age 100+ Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.			X

(e)	Applications

Version A:

(1)	Form of application for Flex Edge is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form S-6 (File No. 033-23251), filed via EDGAR on April 26, 1996.

Version B:

(1)	Form of application for Joint Edge® is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form S-6 (File No. 033-23251), filed via EDGAR on April 26, 1996.

(2)	Form of application for Flex Edge Success® is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form S-6 (File No. 033-23251), filed via EDGAR on April 26, 1996.

Version C:

(1)	Form of application for Individual Edge® is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form S-6 (File No. 033-23251), filed via EDGAR on July 27, 1999.

(f)	Depositor’s Certificate of Incorporation and Bylaws

(1)	Amended and Restated Charter of Phoenix Life Insurance Company dated December 20, 2004, is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.

(2)	Amended and Restated Bylaws of Phoenix Life Insurance Company dated February 2, 2006, is incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-23171), filed via EDGAR on April 27, 2006.

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(g)	Reinsurance Contracts

Incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-143656), filed via EDGAR on November 7, 2007.

(h)	Participation Agreements

(1) (a)	Participation Agreement dated May 1, 2000 between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(b)	Amendment dated May 1, 2000 to Participation Agreement between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(c)	Amendment dated May 3, 2004 to Participation Agreement between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. dated May 1, 2000 is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-76778), filed via EDGAR on April 27, 2006.

(d)	Amendment No. 3 to Participation Agreement as of May 1, 2006, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. Phoenix Life Insurance Company and PHL Variable Insurance Company is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August 14, 2006.

(e)	Amendment No. 4 to Participation Agreement as of May 1, 2007, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company, Phoenix Life Insurance Company, and Phoenix Equity Planning Corporation is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-146301), filed via EDGAR on December 21, 2007.

(f)	Amendment No. 5 to Participation Agreement as of March 1, 2008 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company, Phoenix Life Insurance Company, Phoenix Life and Annuity Company, and Phoenix Equity Planning Corporation is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

(2) (a)	Amended and Restated Participation Agreement dated May 6, 2008 among Phoenix Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management LLP and Columbia Management Distributors, Inc. is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-149636), filed via EDGAR on July 11, 2008.

(b)	Consent to Assignment of Participation Agreement dated March 29, 2010 between Columbia Management Distributors, Inc. (“CMDI”) and Phoenix Life Insurance Company to RiverSource Fund Distributors, Inc. (“RSFD”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(3) (a)	Fund Participation Agreement dated July 15, 1999 among Phoenix Home Life Mutual Insurance Company, Insurance Series, and Federated Securities Corp. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(b)	Amendment to Fund Participation Agreement dated December 22, 2009 among Federated Securities Corp., Federated Insurance Series, and Phoenix Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(c)	First Addendum to Fund Participation Agreement dated January 19, 2010 by and between Phoenix Life Insurance Company (“Insurer”) and Federated Securities Corp. (“FSC”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(4) (a)	Fund Participation Agreement dated July 19, 1999 among Phoenix Home Life Mutual Insurance Company, BT Insurance Funds Trust and Bankers Trust Company is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(b)	Amendment No. 1 dated April 27, 2001 to the Fund Participation Agreement among Phoenix Home Life Mutual Insurance Company, Deutsche Asset Management VIT Funds and Bankers Trust Company is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

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(c)	Amendment No. 2 dated October 29, 2001 to the Fund Participation Agreement among Phoenix Life Insurance Company, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(d)	Amendment No. 3 dated February 1, 2008 to the Fund Participation Agreement dated July 19, 1999 among Phoenix Life Insurance Company, DWS Investments VIT Funds (formerly, Deutsche Asset Management VIT Funds and BT Insurance Funds Trust) and Deutsche Investment Management Americas Inc. (successor by merger to Deutsche Asset Management, Inc.) is incorporated by reference to Post-Effective Amendment No. 51 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 2008.

(5)	Participation Agreement dated May 1, 2006 among The Universal Institutional Funds Inc., Morgan Stanley Distribution Inc., Morgan Stanley Investment Management Inc., and Phoenix Life Insurance Company, is incorporated by reference to Post-Effective Amendment No. 3 on Form N-4 (File Number 333-123035), filed via EDGAR on December 19, 2006.

(6)	Participation Agreement dated June 1, 2000 among Phoenix Home Life Mutual Insurance Company, The Alger American Fund and Fred Alger & Company, Incorporated is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

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(7) (a)	Amended and Restated Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Phoenix Life Insurance Company, dated August 1, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(b)	First Amendment to Amended and Restated Participation Agreement by and among Phoenix Life Insurance Company (the “Company”), Fidelity Distributors Corporation (the “Underwriter”), and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV and Variable Insurance Products V, dated August 1, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(8)	Participation Agreement dated March 29, 2001 among Phoenix Home Life Mutual Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(9)	Participation Agreement dated May 30, 2003 among Phoenix Life Insurance Company, Rydex Variable Trust and Rydex Distributors, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 26 on Form N-6 (File No. 033-23251), filed via EDGAR on May 30, 2003.

(10)	Fund Participation Agreement dated April 25, 2005 among Phoenix Life Insurance Company, Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. is incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-23171), filed via EDGAR on April 27, 2006.

(11)	Participation Agreement dated April 14, 2005 among Phoenix Life Insurance Company, Lord Abbett Series Fund, Inc., and Lord Abbett Distributor LLC is incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-23171), filed via EDGAR on April 27, 2006.

(12)	Amended and Restated Participation Agreement dated March 31, 2009 by and between The Phoenix Edge Series Fund, Phoenix Life Insurance Company (“PLIC”), PHL Variable Insurance Company (“PHLVIC”), Phoenix Life and Annuity Company (“PLAC”) and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

(13)	Fund Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-119919), filed via EDGAR on August 14, 2006.

(14)	Fund Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-119919), filed via EDGAR on August 14, 2006.

(15)	Fund Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, Neuberger Berman Advisers Management Trust and Neuberger Berman Management, Inc., is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-119919), filed via EDGAR on August 14, 2006.

(16)	Participation Agreement dated September 7, 2007 among Phoenix Life Insurance Company, Sentinel Variable Products Trust and Sentinel Financial Services Company is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

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(17) (a)	Participation Agreement dated February 1, 2008 among Phoenix Life Insurance Company, Phoenix Equity Planning Corporation, Summit Mutual Funds, Inc., and Ameritas Investment Corporation is incorporated by reference to Post-Effective Amendment No. 51 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 2008.

(b)	Consent to Assignment of Participation Agreement effective February 1, 2008 among Summit Mutual Funds, Inc., Ameritas Investment Corp., Phoenix Life Insurance Company and Phoenix Equity Planning Corporation is incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-146301), filed via EDGAR on April 21, 2009.

(i)	Administrative Contracts

(1)	Service Agreement dated January 1, 2003 between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company is incorporated by reference to Post-Effective Amendment No. 12 on Form N-6 (File No. 333-23171), filed via EDGAR on April 30, 2004.

(2)	First Amendment dated November 11, 2003 to Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company is incorporated by reference to Post-Effective Amendment No. 12 on Form N-6 (File No. 333-23171), filed via EDGAR on April 30, 2004.

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(3)	Second Amendment dated February 27, 2004 to Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company is incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-86921), filed via EDGAR on April 25, 2005.

(4)	Third Amendment dated November 15, 2004 to Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.

(5)	Fourth Amendment dated November 13, 2005 to Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company is incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-23171), filed via EDGAR on April 27, 2006.

(6)	Fifth Amendment dated November 13, 2007 to Service Agreement by and among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-149105), filed via EDGAR on July 11, 2008.

(7)	Consent to Assignment of Administrative Services Agreement effective February 1, 2008 among Summit Investment Partners, Inc. and Phoenix Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-146301), filed via EDGAR on April 21, 2009.

(j)	Other Material Contracts

(1)	Amended and Restated Administration and Accounting Services Agreement dated March 1, 2003 by and between Phoenix Life Insurance Company and PFPC, INC. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

(2)	Amendment dated January 1, 2005 to Amended and Restated Administration and Accounting Services Agreement between Phoenix Life Insurance Company and PFPC, INC. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

(3)	Information Sharing Agreements pursuant to Rule 22c-2 for the following funds: AIM Variable Insurance Funds, The Alger American Fund, DWS Funds, Federated Insurance Series, Franklin Templeton Variable Insurance Products Trust, Lazard Retirement Series, Lord Abbett Series Fund, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, The Rydex Trust, Wanger Advisors Trust; and, The Universal Institutional Funds are incorporated by reference to Post-Effective Amendment No. 29 on Form N-4 (File No. 033-87376), filed via EDGAR on May 1, 2007.

(4)	Information Sharing Agreement dated as of September 7, 2007, pursuant to Rule 22c-2, between Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company and the Sentinel Variable Products Trust is incorporated by reference to Post-Effective Amendment No. 6 on Form N-4 (File No. 333-123035), filed via EDGAR on September 28, 2007.

(5)	Information Sharing Agreement dated February 1, 2008 by and between PHL Variable Insurance Company, Phoenix Life and Annuity Company , Phoenix Life Insurance Company and Summit Mutual Funds, Inc. is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

(6)	Consent to Assignment of Rule 22c-2 Shareholder Information Agreement dated March 29, 2010 between Columbia Management Services, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

(k)	Legal Opinion

(1)	Opinion and Consent of Counsel of Michele Drummey, Counsel, filed herewith.

(l)	Actuarial Opinion

Not applicable.

(m)	Calculation

Not applicable.

(n)	Other Opinions

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(1)	Consent of Independent Registered Public Accounting Firm, filed herewith.

(2)	Powers of Attorney are incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

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(o)	Omitted Financial Statements

Not applicable.

(p)	Initial Capital Agreements

Not applicable.

(q)	Redeemability Exemption

SEC Rule 6e-3 (T) administrative procedures memo is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-146301), filed via EDGAR on April 21, 2009.

Item 27.	Directors and Officers of the Depositor.

Name and Principal Business Address	Positions and Offices with Depositor

Martin N. Baily The Brookings Institution Washington, DC	Director

Arthur P. Byrne J.W. Childs Associates Boston, MA	Director

Sanford Cloud, Jr.*	Director

Gordon J. Davis, Esq. Dewey and LeBoeuf, LLP New York, NY	Director

John H. Forsgren*	Director

Ann Maynard Gray*	Director

Jerry J. Jasinowski*	Director

Thomas S. Johnson New York, NY	Director and Chairman of the Board

Augustus K. Oliver, II	Director
Oliver Press Partners, LLC 152 West 57th Street 46th Floor New York, NY

Arthur F. Weinbach	Director
Broadridge Financial Solutions, Inc. 5 ADP Boulevard Roseland, NJ

James D. Wehr*	Director, President and Chief Executive Officer

Philip K. Polkinghorn*	Senior Executive Vice President and President, Life and Annuity

John T. Mulrain*	Senior Vice President, General Counsel and Assistant Secretary

Peter A. Hofmann*	Senior Executive Vice President and Chief Financial Officer and Treasurer

Michael E. Hanrahan*	Vice President and Chief Accounting Officer

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*	The principal business address of this individual is One American Row, Hartford, CT 06102-5056.

Item 28.	Persons Controlled by or Under Common Control with the Depositor or Registrant

The Phoenix Companies, Inc. (100%) Delaware

Goodwin Capital Advisers, Inc. (100%) New York

Phoenix Distribution Holding Company (100%) Connecticut

Phoenix Investment Management Company (100%) Connecticut

Phoenix Life Insurance Company (100%) New York

Next Generation Ventures LLC (50%) Connecticut

Phoenix Foundation (0%) Connecticut

Phoenix Life Separate Account B (100%) New York

Phoenix Life Separate Account C (100%) New York

Phoenix Life Separate Account D (100%) New York

Phoenix Life Variable Accumulation Account (100%) New York

Phoenix Life Variable Universal Life Account (100%) New York

PM Holdings, Inc. (100%) Connecticut

1851 Securities, Inc. (100%) Delaware

American Phoenix Life and Reassurance Company (100%) Connecticut

PFG Holdings, Inc. (100%) Pennsylvania

AGL Life Assurance Company (100%) Pennsylvania

Phoenix Equity Planning Corporation (100%) Delaware

Philadelphia Financial Group, Inc. (100%) Delaware

PHL Variable Insurance Company (100%) Connecticut

PHL Variable Accumulation Account (100%) Connecticut

PHL Variable Accumulation Account II (100%) Connecticut

PHL Variable Accumulation Account III (100%) Connecticut

PHL Variable Separate Account MVA1 (100%) Connecticut

PHLVIC Variable Universal Life Account (100%) Connecticut

PHL Variable VA Account 1 (100%) Connecticut

Phoenix Founders, Inc. (100%) Connecticut

Phoenix International Capital Corporation (100%) Connecticut

Practicare, Inc. (100%) Delaware

Phoenix Life and Annuity Company (100%) Connecticut

Phoenix Life and Annuity Variable Universal Life Account (100%) Connecticut

Phoenix Life and Reassurance Company of New York (100%) New York

Phoenix New England Trust Holding Company (100%) Connecticut

Phoenix Variable Advisors, Inc. (100%) Delaware

PML International Insurance Limited (100%) Bermuda

Phoenix Life Solutions, Inc (100%) Delaware

Phoenix National Trust Holding Company (100%) Connecticut

The Phoenix Edge Series Fund (0%) Massachusetts business trust

Saybrus Partners, Inc. (100%) Delaware

Saybrus Holdings, Inc. (100%) Delaware

Saybrus Equity Services, Inc. (100%) Delaware

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The only companies that file consolidated financial statements with the Securities and Exchange Commission (“SEC”) are The Phoenix Companies Inc. and Phoenix Life Insurance Company. In addition, PHL Variable Insurance Company and Phoenix Life and Annuity Company file individual financial statements with the SEC. For the remainder, except the separate accounts (defined as Phoenix Life Separate Account B, Phoenix Life Separate Account C, Phoenix Life Separate Account D, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Accumulation Account II, PHL Variable Accumulation Account III, PHL Variable Separate Account MVA1, PHL Variable VA Account 1, PHLVIC Variable Universal Life Account, and Phoenix Life and Annuity Variable Universal Life Account) all other entities are included in the consolidated financial statement for The Phoenix Companies, Inc., but none file individual financial statements with the SEC.

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Item 29.	Indemnification

Section 722 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

Article VI, Section 6.1 of the Bylaws of the Depositor (as amended and restated effective February 2, 2006) provides that: “To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person’s testator or intestate:

(1) is or was a Director, officer or employee of the Company; or

(2) serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and at the time of such services, was a director, officer or employee of the Company against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the Company seeking indemnification may be entitled.”

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter.

1.	Phoenix Equity Planning Corporation (“PEPCO”)

(a)	PEPCO serves as the principal underwriter for the following entities:

The Phoenix Edge Series Fund, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Accumulation Account II, PHL Variable Separate Account MVA1, PHL Variable VA Account 1, PHLVIC Variable Universal Life Account, Phoenix Life Separate Account B, Phoenix Life Separate Account C and Phoenix Life Separate Account D.

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(b)	Directors and Executive Officers of PEPCO.

Name	Position

Joseph A. Fillip, Jr. *	Vice President, General Counsel and Assistant Secretary

John K. Hillman *	Director, Vice President

Kent C. Keim *	Vice President and Treasurer

Todd R. Miller *	Vice President, Controller and Chief Financial Officer

Susan M. Oberlies *	Director, President, Corporate Counsel, Co-Chief Compliance Officer and Secretary

Philip K. Polkinghorn**	Director

Katherine E. Storch**	Co-Chief Compliance Officer

*	The business address of this individual is 610 West Germantown Pike, Suite 460, Plymouth Meeting, PA 19462.
**	The business address of this individual is One American Row, Hartford, CT 06102-5056.

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(c)

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation Events Occasioning the Deduction of a Deferred Saleshead	Brokerage Commissions	Other Compensation
PEPCO	0	0	0	0

Item 31.	Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules under it are maintained at the administrative offices of Phoenix Life Insurance Company located at One American Row, Hartford, CT 06102-5056.

Item 32.	Management Services.

Under a contract with Phoenix Life Insurance Company (“PLIC”), Ibbotson Associates provides certain asset allocation services, including a risk tolerance questionnaire to assist the policy owner, for use in conjunction with the policy. For these services, PLIC pays Ibbotson an annual flat fee. The fees paid for the last three fiscal years follow:

Year	Fee Paid
2009	$125,000
2008	$70,000
2007	$95,000

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Item 33.	Fee Representation.

Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940, as amended, Phoenix Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Life Insurance Company.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, Phoenix Life Variable Universal Life Account, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 37 to the Registration Statement under rule 485(b) under the Securities Act and has caused this Post Effective Amendment No. 37 to the Registration Statement on Form N-6 (File No. 033-23251), to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford and State of Connecticut on this 30th day of April, 2010.

Phoenix Life Variable Universal Life Account
(Registrant)

By:
*James D. Wehr, President and Chief Executive Officer of Phoenix Life Insurance Company

Phoenix Life Insurance Company
(Depositor)

By:
*James D. Wehr, President and Chief Executive Officer

By:	/s/ Kathleen A. McGah
*Kathleen A. McGah, as Attorney-in-Fact pursuant to Powers of Attorney

As required by the Securities Act of 1933, the following persons in the capacities stated have signed this Post-Effective Amendment No. 37 to Registration Statement No. 033-23251 on April 30, 2010.

Signature	Title

*Martin N. Baily	Director

*Arthur P. Byrne	Director

*Sanford Cloud, Jr.	Director

1

Signature	Title

*Gordon J. Davis	Director

*John H. Forsgren	Director

*Ann Maynard Gray	Director

*Jerry J. Jasinowski	Director

*Thomas S. Johnson	Director and Chairman of the Board

*Augustus K. Oliver, II	Director

*Arthur F. Weinbach	Director

*James D. Wehr	Director, President and Chief Executive Officer

*Michael E. Hanrahan	Chief Accounting Officer

*Peter A. Hofmann	Chief Financial Officer

By:	/s/ Kathleen A. McGah
*Kathleen A. McGah, as Attorney-in-Fact pursuant to Powers of Attorney

2

Exhibit Index

Exhibit 26(k)	Opinion and Consent of Counsel

Exhibit 26(n)(1)	Consent of Independent Registered Public Accounting Firm